[GRAPHIC]

Travelers Series Fund Inc.

Smith Barney International
Equity Portfolio

Smith Barney Pacific
Basin Portfolio

GT Global Strategic
Income Portfolio

------------------
SEMI-ANNUAL REPORT
------------------

April 30, 1999

Smith Barney Mutual Funds

Travelers Series
Fund Inc.

[PHOTO]

HEATH B.
MCLENDON
Chairman

Dear Shareholder:

We are pleased to provide the semi-annual report for the Travelers Series Fund Inc. -- Smith Barney International Equity, Smith Barney Pacific Basin and GT Global Strategic Income Portfolios ("Portfolios") for the period ended April 30, 1999. For your convenience, we have summarized the period's prevailing economic and market conditions and outlined each Portfolio's investment strategy. A detailed summary of performance and current holdings can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Portfolio Highlights
Smith Barney International Equity Portfolio

For the six months ended April 30, 1999, the Smith Barney International Equity Portfolio ("Portfolio") provided a total return of 17.22%. The Portfolio's six-month total return was better than its Lipper Analytical Services Inc. fund peer group average of 15.16% over the same period. (Lipper is an independent firm that tracks fund performance.)

Global markets responded positively to a coordinated set of interest-rate reductions in the fall of 1998. The improved liquidity that resulted from these rate cuts successfully countered the paralysis of the financial markets following the unusual confluence of the Russian debt default and resultant difficulties of leveraged investment partnerships and financial institutions. As financial market conditions returned to normal, the extreme investor aversion to risk during the three months ending October 1998 receded.

The early months of 1999 have been an interesting period for international equity markets, as for the first time in several years performance of the developed markets lagged the emerging markets by a substantial margin. Emerging markets were spurred by sharply declining interest rates in many economies, an upturn of depressed commodity prices and the perception that the "last shoe had dropped" with the currency devaluation in Brazil. Both Asia and Latin America, the critical bookends of the asset class, showed signs of stability and recovery. Emerging


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Travelers Series Fund Inc.                                                     1
market positions were reduced in line with a reorientation of the Portfolio specifically on investment opportunities in the developed economies.

Among the developed markets, the Japanese stock market posted the largest gain. Japanese reform efforts, crafted at an agonizingly slow pace over the last two years, have finally gathered momentum. The long-term outlook for the Japanese economy is guarded, but there can be no argument that the government's efforts to stabilize the economy have taken effect. Japanese government spending has accelerated, interest rates are at record low levels, banks are being forced to recapitalize and companies are restructuring to lower costs and boost productivity. While guardedly cautious about the long-term sustainability of these efforts, for now the exposure to Japanese equities has been maintained at 14% of the Portfolio's holdings.

After several difficult economic years, non-Japan Asia has started a slow recovery. Interest rates have plunged from levels needed to stem local currency declines, and property prices, a key barometer of sentiment in many smaller Asian economies, have rebounded. The exposure to high-quality Asian large-capitalization stocks has increased during the past year to 10% of assets. Additions have focussed on companies with strong earnings prospects such as Hong Kong and Shanghai Bank and Sun Hung Kai Properties of Hong Kong and Venture Manufacturing and ST Engineering of Singapore.

The Portfolio remains a committed holder of growth companies in Europe despite recent geographic and stylistic rotation by other international investors. The launch of the new European currency, the Euro, while technically well executed, has been somewhat disappointing as the Euro has weakened sharply versus the U.S. dollar. Rising short-term yields in the U.S. and declining interest rates in Europe, combined with anxieties about the military conflict in Kosovo were the primary causes of the Euro-weakness.

European companies across a swath of industries have embarked on major merger and acquisition initiatives. Given the favorable cost of capital and deregulation of many industries, progressive managements have launched strategic alliances to build geographic breadth and also to achieve economies of scale. The banking, telecommunications, insurance, automotive, pharmaceutical and defense industries among others have been affected by the consolidation trend. These mergers and acquisitions should help European managements dramatically improve the return on investment of their basic businesses.

Travelers Series Fund Inc. -- Smith Barney Pacific
Basin Portfolio

For the six months ended April 30, 1999, the Smith Barney Pacific Basin Portfolio ("Portfolio") returned 29.81%. The Portfolio's total return performance


--------------------------------------------------------------------------------
2                                        1999 Semi-Annual Report to Shareholders
was in line with its Lipper, Inc. fund peer group average of 29.85% over the same period. (Lipper is an independent firm that tracks fund performance.)

After several years of economic turmoil and plunging stock markets, share prices in Asia region recovered strongly over the last six months. A combination of positive developments including lower interest rates, stable currencies, improving current account balances, corporate restructuring and government deregulation are stimulating economic growth and encouraging investors to dip into local shares. During the six months ended April 30, 1999, the price of an average share in Asia, as measured by the benchmark Morgan Stanley Capital International (MSCI) All Country Asia Pacific Index, was up by 29%. (The MSCI All Country Asia Pacific Index, comprising equities in Japan, Australia, New Zealand, Hong Kong and other countries in the Far East, is a common benchmark against which the performance of Asian funds is measured.)

The small performance gap occurred mostly in the last two months, when some of the smaller and riskier stock markets in Asia, including Indonesia and Malaysia, where the portfolio is under-weighted, increased very sharply. Going forward, the managers are optimistic about the outlook for share price appreciation in Asia and believe it is an excellent time to allocate funds to the region.

There is some controversy about the long-term sustainability of government efforts to stimulate growth in the Japanese economy, but there can be no argument with the success shown year to date. So far, interest rates are down, spending is up, banks are recapitalizing and corporations are restructuring. The government has engaged classic Keynesian measures to boost demand, as it has for much of the past decade, but this time it added a few new twists, including the distribution of free vouchers to revive consumer demand, faster money supply growth and tax relief. The new package of monetary and fiscal stimulus measures was greeted warmly by investors. In fact, major stock price indices in Japan broke through their long-term (downward sloping) moving average in February 1999 for the first time since 1995. For the six months ended April 30, 1999, the Japanese stock market increased by 19% in dollar terms.

It is more than government measures, however, that are driving share prices higher. Even more important, in the opinion of the managers, have been announcements from major corporations in Japan about shutting down excess capacity, shedding unprofitable businesses and laying-off costly excess employees. This new focus on improving returns and enhancing profitability is a most welcome development in a country where the average return on equity has languished at less than 5% for years. Corporate actions to improve returns may cause some pain in the short-term, but they should restore competitiveness to the economy in the long-term, and this should encourage consumers to feel more confident and to spend again.


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Travelers Series Fund Inc.                                                     3

Stock markets in the rest of the region rebounded sharply during the last six months, as economies bottomed out in the fourth quarter of 1998 and began to recover. Share prices rose most sharply in the developing Asian nations, as it was these countries that were most affected by the crisis and had the most to gain from recovery. The MSCI Emerging Asia Index, including Indonesia, Thailand, the Philippines and other less-economically developed countries, increased by 43% in dollar terms during the period. At the same time, share prices in the developed economies also increased during the last six months but at a more reasonable pace. The MSCI Pacific ex-Japan Index, including Hong Kong, Singapore, Australia and New Zealand, rose by 28% in dollar terms during the period.

There are a number of factors underlying the recovery in Asia, including interest rate cuts, stable currencies, positive funds flows, low input costs, the resumption of industrial production and export growth. However, most important, in the view of the managers, are the measures taken by companies and government leaders to restructure and restore competitiveness. Having experienced an awful period of pain and contraction, many countries in the region have resolved to correct excesses of the past and reduce their vulnerability to future such shocks. Banking systems are being repaired, new lending practices put in place, unprofitable businesses are being sold off, and debts are getting repaid. Korea is a good example of this development. As Korean companies de-lever, cut back on costs and refocus on core operations, returns on equity (ROE) are rising dramatically and competitiveness is being restored. In response, share prices in Korea have increased by over 100% in the last six months.

According to the managers, there are a number of things that could derail the recovery in Asia or at least delay it. First, currency stability in the region still is fragile, and should China devalue the renminbi later this year, currency weakness could resume. Second, if global interest rates begin to rise again, funds flows to the region that are critical for continued growth, could slow. Third, if Japan's recovery should falter or if the yen were to weaken substantially, growth in the rest of the region could be negatively affected.

While these risks are real, the Portfolio's investment team remains optimistic about the outlook for Asian markets. The managers believe that the authorities in China have enough weapons in their arsenal to resist a maxi-devaluation, including foreign exchange reserves equal to $140 billion dollars. In addition, the investment team expects that next year China may seek to depreciate the renminbi by about 10%, but that this process should be well managed and cause minimal disruption to regional economies. As for global interest rates, a sharp rise might cause markets everywhere to pull back, but the managers believe a modest increase in rates, a more likely scenario, would not deter recovery or limit funds flows to the region. Finally, they remain cautiously optimistic about Japan and expect steady economic improvement with only modest yen depreciation.


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4                                        1999 Semi-Annual Report to Shareholders

The managers made a few changes to the Portfolio during the last six months. First, they added a number of new positions in Australia, as they found a variety of companies reporting strong earnings growth that were virtually unaffected by the economic crisis in the region. In Japan, they took profits on some of their export-oriented companies. The most dramatic shift in the Portfolio occurred between Thailand and Taiwan. The managers sold their holdings in Thailand, taking their weighting down from 5% to zero.

GT Global Strategic Income Portfolio

The investment objective of the GT Global Strategic Income Portfolio ("Portfolio") is to primarily seek high current income and secondarily, capital appreciation. For the six months ended April 30, 1999 the Portfolio returned 2.28%, and outperformed its Lipper Inc. peer group average, which returned 1.75% over the same period.

Over the past six months the financial markets have been roiled by a series of events that originated from the Russian crisis (which can also be viewed as an extension of the Asian contagion and events earlier in the year). Although the Russian crisis began earlier than six months ago, an unforeseeable outcome of the crisis was the extent to which capital markets were affected. Initially induced by a loss of financial confidence and subsequent capital flight from Russia, the emerging markets came under pressure. Investors' risk aversion rose dramatically in emerging markets, domestic high yield, bond investment-grade and even equity markets. Capital markets were indeed in a crunch, liquidity dried up and new issuance slowed to a standstill. This flight to quality resulted in the 30-year U.S. Treasury bond dipping below 5% in October.

In an effort to ward off recession and global deflation, the Federal Reserve Board in the U.S. initiated a series of targeted rate cuts that ultimately proved crucial in restoring market confidence. Moreover, rate cuts became more frequent throughout the world as countries tried to initiate recovery and with the introduction of the euro, the new European central bank cut rates. The ultimate impact of these rate cuts flooded the markets with liquidity as capital returned in strength.

The emerging markets, however, experienced a further crisis as Brazil, viewed as a bellwether emerging market, devalued the real and its central bank president resigned. Brazil was eventually able to contain the crisis by appointing a new central bank president in order to recapture market confidence. After the subsequent interest rate cuts experienced throughout the world, signs of recovery eventually began to appear in the depressed Asian economies. Commodity prices, which have been depressed for at least a year, bounced back led by OPEC's global supply reduction agreement that helped to boost oil prices. Oil-producing countries began to stabilize and capital flight slowed and even reversed in some cases. Confidence has returned to such a level that Korean


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Travelers Series Fund Inc.                                                     5
assets have rebound to pre-crisis levels and rating agencies have re-assigned the country investment grade ratings. Both the Hang Seng and the Nikkei indices are at levels that are in excess of 20% plus or higher from their respective lows.

Europe's growth has lagged the global recovery primarily because of sluggish economic activity in the region's three largest economies; Germany, Italy and France. Their traditional export markets in Latin America have contracted and business confidence in Germany has fallen with the election of a leftward leaning coalition government. Events in Kosovo have further sapped confidence translating into lower capital expenditures.

As the market recovered from its lows, allocations to U.S. corporate, domestic, and European high yield bonds were increased in lieu of emerging debt. In the view of the investment management team, this mix of assets increased the Portfolio's diversification while possibly not negatively impacting its return potential.

Moreover, the Portfolio's duration was reduced as global deflationary pressures abated and in the U.S. economy continued to surprise to the upside. Investments in commodity based countries such as New Zealand, Australia and Canada were made to provide further diversification.

Since our last report, the managers have significantly upgraded their expectations for the U.S. economy. A U.S. recession was never in their forecast, but they had earlier expected a slowdown during the reporting period. Their expectations has now been pushed back into the second half of the year. While inflation risks appear to be rising, the managers still think that inflation will remain subdued. While global sentiment has improved significantly, the managers view this as a rebound from excessively pessimistic levels and the real economy outside the U.S. is still very weak. With this backdrop, they think that it is unlikely that the U.S. central bank (i.e., the Federal Reserve Board) will tighten monetary policy with a rate rise any time soon.

In closing, thank you for investing in the Travelers Series Fund Inc. We look forward to continue to help you achieve your financial goals.

Sincerely,


/s/ Heath B. McLendon

Heath B. McLendon
Chairman

May 25, 1999


--------------------------------------------------------------------------------
6                                        1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
                   Smith Barney International Equity Portfolio
--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------

                     Net Asset Value
                  ---------------------
                  Beginning      End        Income     Capital Gain      Total
Period Ended      of Period   of Period    Dividends   Distributions    Returns+
================================================================================
4/30/99             $12.60      $14.77      $ 0.00        $ 0.00        17.22%++
--------------------------------------------------------------------------------
10/31/98             13.23       12.60        0.00          0.00        (4.76)
--------------------------------------------------------------------------------
10/31/97             12.18       13.23        0.01          0.00         8.73
--------------------------------------------------------------------------------
10/31/96             10.48       12.18        0.01          0.00        16.36
--------------------------------------------------------------------------------
10/31/95             10.55       10.48        0.00          0.00        (0.66)
--------------------------------------------------------------------------------
6/16/94*-10/31/94    10.00       10.55        0.00          0.00         5.50++
================================================================================
Total                                       $ 0.02        $ 0.00
================================================================================

--------------------------------------------------------------------------------
                      Smith Barney Pacific Basin Portfolio
--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------

                     Net Asset Value
                  ---------------------
                  Beginning      End        Income     Capital Gain      Total
Period Ended      of Period   of Period    Dividends   Distributions    Returns+
================================================================================
4/30/99             $ 6.81      $ 8.84      $ 0.00        $ 0.00        29.81%++
--------------------------------------------------------------------------------
10/31/98              8.04        6.81        0.09          0.00       (14.09)
--------------------------------------------------------------------------------
10/31/97              9.75        8.04        0.06          0.00       (17.02)
--------------------------------------------------------------------------------
10/31/96              8.95        9.75        0.03          0.00         9.26
--------------------------------------------------------------------------------
10/31/95             10.10        8.95        0.00          0.00       (11.39)
--------------------------------------------------------------------------------
6/16/94*-10/31/94    10.00       10.10        0.00          0.00         1.00++
================================================================================
Total                                       $ 0.18        $ 0.00
================================================================================

--------------------------------------------------------------------------------
                      GT Global Strategic Income Portfolio
--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------
                     Net Asset Value
                  ---------------------
                  Beginning      End        Income     Capital Gain      Total
Period Ended      of Period   of Period    Dividends   Distributions    Returns+
================================================================================
4/30/99             $10.97      $11.22      $ 0.00        $ 0.00         2.28%++
--------------------------------------------------------------------------------
10/31/98             12.52       10.97        0.66          0.64        (2.50)
--------------------------------------------------------------------------------
10/31/97             12.45       12.52        0.46          0.58         9.32
--------------------------------------------------------------------------------
10/31/96             10.77       12.45        0.42          0.00        20.07
--------------------------------------------------------------------------------
10/31/95              9.95       10.77        0.10          0.00         9.37
--------------------------------------------------------------------------------
6/16/94*-10/31/94    10.00        9.95        0.00          0.00        (0.50)++
================================================================================
Total                                       $ 1.64        $ 1.22
================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.


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Travelers Series Fund Inc.                                                     7

--------------------------------------------------------------------------------
Average Annual Total Return+
--------------------------------------------------------------------------------

                               Smith Barney     Smith Barney      GT Global
                               International       Pacific        Strategic
                                  Equity            Basin          Income
                                 Portfolio        Portfolio       Portfolio
================================================================================
Six Months Ended 4/30/99++        17.22%            29.81%          2.28%
--------------------------------------------------------------------------------
Year Ended 4/30/99                (0.47)            20.19          (5.42)
--------------------------------------------------------------------------------
6/16/94* through 4/30/99           8.38             (2.03)          7.53
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return+
--------------------------------------------------------------------------------

                               Smith Barney     Smith Barney      GT Global
                               International       Pacific        Strategic
                                  Equity            Basin          Income
                                 Portfolio        Portfolio       Portfolio
================================================================================
6/16/94* through 4/30/99          48.02%            (9.51)%        42.44%
================================================================================
+     Assumes the reinvestment of all dividends and capital gains distributions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
*     Commencement of operations.


--------------------------------------------------------------------------------
8                                        1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

                   Growth of $10,000 Invested in Shares of the
                 Smith Barney International Equity Portfolio vs.
                                MSCI EAFE Index+

--------------------------------------------------------------------------------
                             June 1994 -- April 1999

                                  [LINE CHART]

                              International Equity    MSCI EASFE Index
6/16/94                             10,000                 10,000
10/94                               10,550                 10,443
4/95                                 9,610                 10,588
10/95                               10,480                 10,436
4/96                                11,884                 11,832
10/96                               12,194                 11,563
4/97                                12,628                 11,762
10/97                               13,259                 12,133
4/98                                14,872                 14,024
10/98                               12,628                 13,340
4/30/99                             14,802                 15,378

+ Hypothetical illustration of $10,000 invested in shares of the Smith Barney International Equity Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through April 30, 1999. The Morgan Stanley Capital International ("MSCI") MSCI EAFE Index is a composite portfolio consisting of equity total returns for the countries of Europe, Australia, New Zealand and the Far East. The MSCI EAFE Index is weighted based on each company's market capitalization. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     9

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

                   Growth of $10,000 Invested in Shares of the
                    Smith Barney Pacific Basin Portfolio vs.
                               MSCI Pacific Index+

--------------------------------------------------------------------------------
                             June 1994 -- April 1999

                                  [LINE CHART]

                              Pacific Basin     MSCI Pacific Index
6/16/94                           10,000               10,000
10/94                             10,100                9,952
4/95                               8,760                9,702
10/95                              8,950                8,836
4/96                              10,260               10,430
10/96                              9,779                9,136
4/97                              10,264                8,188
10/97                              8,114                7,353
4/98                               7,529                6,726
10/98                              6,971                6,346
4/30/99                            9,049                8,091

+ Hypothetical illustration of $10,000 invested in shares of the Smith Barney Pacific Basin Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through April 30, 1999. The Morgan Stanley Capital International ("MSCI") Pacific Index is comprised of a sampling of large, medium and small capitalization companies who are listed on the various Pacific exchanges, such as Australia, Hong Kong, Japan, Malaysia, New Zealand and the Singapore stock exchange. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.


--------------------------------------------------------------------------------
10                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

                   Growth of $10,000 Invested in Shares of the
                    GT Global Strategic Income Portfolio vs.
                         J.P. Morgan Global Bond Index+

--------------------------------------------------------------------------------
                             June 1994 -- April 1999

                                  [LINE CHART]

                                                 JP Morgan Global Bond
           G.T. Global Strategic Income            Index - Unhedged
6/16/94                10,000                            10,000
10/94                   9,950                            10,391
10/95                  10,882                            11,985
10/96                  13,066                            12,716
10/97                  14,284                            13,161
10/98                  13,927                            14,869
4/30/99                14,244                            14,390

+ Hypothetical illustration of $10,000 invested in shares of the GT Global Strategic Income Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through April 30, 1999. The J.P. Morgan Global Bond Index-Unhedged is a daily, market capitalization weighted international fixed income index consisting of 13 countries. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    11

--------------------------------------------------------------------------------
Schedules of Investments (unaudited)                              April 30, 1999
--------------------------------------------------------------------------------

                   SMITH BARNEY INTERNATIONAL EQUITY PORTFOLIO

  SHARES                              SECURITY                          VALUE
================================================================================
STOCKS -- 98.7%
Australia -- 0.9%
     475,259      Coca-Cola Amatil Ltd.                             $  2,259,193
--------------------------------------------------------------------------------
Canada -- 2.7%
     175,000      Celestica Inc.(a)                                    6,969,717
--------------------------------------------------------------------------------
Finland -- 3.5%
     123,000      Nokia OYJ                                            9,125,057
--------------------------------------------------------------------------------
France -- 7.2%
      35,000      Axa(b)                                               4,525,064
      20,000      Danone(b)                                            5,353,477
      35,000      Equant N.V.(a)                                       3,180,875
      50,000      Sidel S.A.                                           6,030,597
--------------------------------------------------------------------------------
                                                                      19,090,013
--------------------------------------------------------------------------------
Germany -- 4.9%
      22,000      Global TeleSystems Group Inc.(a)(b)                  1,449,250
      37,000      Mannesmann AG                                        4,850,187
       6,500      SAP AG Preferred(b)                                  2,406,948
     100,000      Volkswagen AG Preferred                              4,284,898
--------------------------------------------------------------------------------
                                                                      12,991,283
--------------------------------------------------------------------------------
Greece -- 0.5%
      50,000      Hellenic Telecommunications Organization SA          1,162,979
--------------------------------------------------------------------------------
Hong Kong -- 5.9%
     163,300      HSBC Holdings PLC(b)                                 6,068,047
     600,000      Hutchison Whampoa Ltd.                               5,380,298
     483,557      Sun Hung Kai Properties Ltd.                         4,242,549
--------------------------------------------------------------------------------
                                                                      15,690,894
--------------------------------------------------------------------------------
Ireland -- 6.5%
     294,321      Bank of Ireland                                      5,900,870
     450,000      Independent Newspapers PLC                           2,213,864
     253,755      Irish Continental Group PLC                          3,456,585
     613,650      Irish Life PLC                                       5,518,552
--------------------------------------------------------------------------------
                                                                      17,089,871
--------------------------------------------------------------------------------
Italy -- 5.7%
     550,000      Alleanza Assicurazioni(b)                            6,588,850
     880,000      Istituto Nazionale delle Assicurazioni(b)            2,326,667
   1,000,000      Telecom Italia Mobile S.p.A.(b)                      6,028,481
--------------------------------------------------------------------------------
                                                                      14,943,998
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1999
--------------------------------------------------------------------------------

                   SMITH BARNEY INTERNATIONAL EQUITY PORTFOLIO

  SHARES                              SECURITY                          VALUE
================================================================================
Japan -- 14.0%
     134,000      Canon, Inc.                                       $  3,278,012
     203,000      Hosiden Corp.(b)                                     4,285,678
      38,000      Matsushita Communication Industrial Co., Ltd.        2,728,270
      65,000      Murata Manufacturing Co., Ltd.                       3,719,264
         880      NTT Data Corp.(b)                                    6,966,866
      13,200      Shohkoh Fund & Co., Ltd.(b)                          7,740,962
      44,000      Sony Corp.                                           4,110,082
     191,000      Terumo Corp.                                         4,160,348
--------------------------------------------------------------------------------
                                                                      36,989,482
--------------------------------------------------------------------------------
Mexico -- 3.4%
   3,306,000      Cifra SA de CV, Class C Shares(a)                    6,189,805
      70,000      Grupo Televisa SA GDR(a)                             2,870,000
--------------------------------------------------------------------------------
                                                                       9,059,805
--------------------------------------------------------------------------------
Netherlands -- 5.6%
     162,229      Getronics N.V.                                       6,668,144
      67,011      IHC Caland N.V.                                      3,041,507
     300,000      ING Groep N.V. Warrants, Expire 3/15/01              5,179,965
--------------------------------------------------------------------------------
                                                                      14,889,616
--------------------------------------------------------------------------------
Norway -- 2.7%
     180,000      Tomra Systems ASA(b)                                 7,166,249
--------------------------------------------------------------------------------
Singapore -- 3.0%
   1,500,000      Keppel Corp. Ltd.                                    4,286,979
   1,750,000      Singapore Technologies Engineering Ltd.              1,880,720
     293,650      Venture Manufacturing (Singapore) Ltd.               1,612,604
--------------------------------------------------------------------------------
                                                                       7,780,303
--------------------------------------------------------------------------------
South Africa -- 0.7%
     432,568      Dimension Data Holdings Ltd.                         1,916,776
--------------------------------------------------------------------------------
Spain -- 3.1%
     120,000      Indra Sistemas S.A.                                  1,155,335
     100,000      Superdiplo S.A.(a)                                   2,163,609
     105,884      Telefonica S.A.                                      4,968,326
--------------------------------------------------------------------------------
                                                                       8,287,270
--------------------------------------------------------------------------------
Sweden -- 1.0%
     125,000      Electrolux AB, Class B Shares(b)                     2,541,314
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    13

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1999
--------------------------------------------------------------------------------

                   SMITH BARNEY INTERNATIONAL EQUITY PORTFOLIO

  SHARES                              SECURITY                          VALUE
================================================================================
Switzerland -- 5.0%
     150,000      Mettler-Toledo International Inc.(a)              $  3,918,750
       3,100      Novartis AG, Registered Shares(b)                    4,546,666
         400      Roche Holding AG Genuss                              4,713,300
--------------------------------------------------------------------------------
                                                                      13,178,716
--------------------------------------------------------------------------------
United Kingdom -- 22.4%
     197,000      Boxmore International PLC                              490,057
     500,000      Capita Group PLC                                     5,293,198
     355,000      Colt Telecom Group PLC                               6,590,374
     800,000      Compass Group PLC                                    8,082,694
     115,000      Guardian IT PLC                                      1,134,113
     750,000      Hays PLC                                             8,374,525
     782,565      Misys PLC                                            7,352,139
     700,000      Racal Electronics PLC                                4,835,125
     610,000      Rentokil Initial PLC                                 3,562,785
     359,000      Serco Group PLC                                      7,947,848
   1,200,000      Telewest Communications PLC                          5,535,544
--------------------------------------------------------------------------------
                                                                      59,198,402
--------------------------------------------------------------------------------
                  TOTAL STOCKS
                  (Cost -- $182,649,253)                             260,330,938
================================================================================

   FACE
  AMOUNT                              SECURITY                          VALUE
================================================================================
REPURCHASE AGREEMENT -- 1.3%
$  3,400,000      CIBC Wood Gundy Securities Inc., 4.700% due
                  5/3/99; Proceeds at maturity -- $3,401,331;
                  (Fully collateralized by U.S. Treasury Notes,
                  5.625% due 12/31/99; Market value -- $3,468,389
                  (Cost -- $3,400,000)                                 3,400,000
================================================================================
                  TOTAL INVESTMENTS -- 100%
                  (Cost -- $186,049,253*)                           $263,730,938
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
14                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1999
--------------------------------------------------------------------------------

                      SMITH BARNEY PACIFIC BASIN PORTFOLIO

  SHARES                              SECURITY                          VALUE
================================================================================
STOCKS -- 100.0%
Australia -- 9.0%
       9,530      Brambles Industries Ltd.                          $    280,484
       9,414      Commonwealth Bank of Australia                         171,683
      15,050      Computershare Ltd.                                     155,612
      22,016      E*TRADE Australia Ltd.(a)                              138,480
      10,945      Lend Lease Corp., Ltd.                                 147,793
       7,700      National Australia Bank Ltd.                           150,147
      19,400      TABCORP Holdings Ltd.                                  158,029
      26,815      Telstra Corp., Ltd.                                    145,738
      22,800      Westfield Holdings Ltd.                                151,118
--------------------------------------------------------------------------------
                                                                       1,499,084
--------------------------------------------------------------------------------
Hong Kong -- 8.4%
     740,000      CCT Telecom Holdings Ltd.                              168,996
      24,000      Cheung Kong Holdings Ltd.                              218,308
      60,500      Hong Kong Telecommunications Ltd.                      162,754
       3,293      HSBC Holdings PLC                                      122,365
      20,000      Hutchison Whampoa Ltd.                                 179,343
      20,366      Sun Hung Kai Properties Ltd.                           178,684
      70,000      VTech Holdings Ltd.                                    239,339
      42,000      Wing Hang Bank Ltd.                                    128,430
--------------------------------------------------------------------------------
                                                                       1,398,219
--------------------------------------------------------------------------------
India -- 2.2%
      16,100      Pentafour Software & Exports Ltd., GDR                 362,250
--------------------------------------------------------------------------------
Japan -- 58.1%
      23,000      Canon, Inc.                                            562,644
      42,000      Chugai Pharmaceutical Co., Ltd.(b)                     499,644
       5,000      Hirose Electric Co., Ltd.                              464,960
       8,000      Honda Motor Co., Ltd.                                  352,532
       7,000      Ito-Yokado Co., Ltd.                                   429,858
      12,000      Murata Manufacturing Co., Ltd.                         686,635
     285,000      Nippon Steel Corp.(b)                                  639,886
          81      Nippon Telegraph & Telephone Corp.                     882,168
          85      NTT Data Corp.(b)                                      672,936
      57,000      Sekisui Chemical Co., Ltd.                             381,066
      36,000      Sekisui House, Ltd.                                    403,234
       5,000      Seven-Eleven Japan Co., Ltd.                           426,842
       1,380      Shohkoh Fund & Co., Ltd.(b)                            809,282
       5,800      Sony Corp.                                             541,784
      42,000      Sumitomo Bank Ltd.                                     568,608
      14,000      Terumo Corp.                                           304,947
      33,000      Tokio Marine & Fire Insurance Co., Ltd.                384,560

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    15

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1999
--------------------------------------------------------------------------------

                      SMITH BARNEY PACIFIC BASIN PORTFOLIO

  SHARES                              SECURITY                          VALUE
================================================================================
Japan -- 58.1% (continued)
      20,000      Tostem Corp.                                      $    371,131
      12,000      Toyota Motor Corp.                                     340,803
--------------------------------------------------------------------------------
                                                                       9,723,520
--------------------------------------------------------------------------------
New Zealand -- 1.7%
      56,000      Telecom Corp. of New Zealand Ltd.                      291,440
--------------------------------------------------------------------------------
Philippines -- 1.6%
   1,174,000      SM Prime Holdings                                      265,520
--------------------------------------------------------------------------------
Singapore -- 7.8%
     370,000      Allgreen Properties Ltd.                               225,037
      33,800      City Developments Ltd.                                 225,533
     115,392      Datacraft Asia Ltd.                                    362,331
      73,900      Natsteel Electronics Ltd. ADR                          248,733
      25,850      Oversea-Chinese Banking Corp., Ltd.                    242,702
--------------------------------------------------------------------------------
                                                                       1,304,336
--------------------------------------------------------------------------------
South Korea -- 5.9%
      11,000      Kookmin Bank                                           149,937
       6,000      Korea Electric Power Corp.                             172,655
       4,200      Korea Telecom Corp.                                    183,761
       8,600      Pohang Iron & Steel Co., Ltd. ADR                      221,450
      19,000      Samsung Corp.                                          266,975
--------------------------------------------------------------------------------
                                                                         994,778
--------------------------------------------------------------------------------
Taiwan -- 5.3%
      35,000      Cathay Life Insurance Co.                              125,229
      66,000      China Motor Co., Ltd.                                  107,982
      53,000      Hon Hai Precision Industry(a)                          288,502
     340,000      Lealea Enterprise Co.                                  186,116
      53,000      Taiwan Semiconductor Manufacturing Co.(a)              179,097
--------------------------------------------------------------------------------
                                                                         886,926
--------------------------------------------------------------------------------
                  TOTAL INVESTMENTS -- 100%
                  (Cost -- $13,003,491*)                            $ 16,726,073
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
16                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1999
--------------------------------------------------------------------------------

                      GT GLOBAL STRATEGIC INCOME PORTFOLIO

 FACE
AMOUNT++                              SECURITY                          VALUE
================================================================================
BONDS -- 98.0%
Algeria -- 1.1%
     550,000        Algeria Tranche IR, 6.688% due 9/4/06           $    297,000
--------------------------------------------------------------------------------
Argentina -- 2.4%
                    Republic of Argentina:
     365,000          11.447% due 4/10/05(c)                             352,225
      95,000          9.750% due 9/19/27                                  83,410
     134,000          12.125% due 2/25/19                                139,863
     100,000        Supercanal Holdings, 11.500% due 5/15/05              55,000
--------------------------------------------------------------------------------
                                                                         630,498
--------------------------------------------------------------------------------
Brazil -- 3.1%
     388,000        Brazil Discount Bond, 5.875% due 4/15/24(c)          257,777
     812,791        Republic of Brazil C Bond, 8.000% due 4/15/14(d)     561,841
--------------------------------------------------------------------------------
                                                                         819,618
--------------------------------------------------------------------------------
Bulgaria -- 1.7%
     643,000        Bulgaria Discount Series A, 5.875% due 7/28/24(c)    442,062
--------------------------------------------------------------------------------
Canada -- 1.1%
     390,000 CAD    Canada Government, 6.000% due 6/1/08                 283,870
--------------------------------------------------------------------------------
Croatia -- 0.4%
     122,000        Croatia, 5.813% due 7/31/10                           95,465
--------------------------------------------------------------------------------
Germany -- 3.0%
                    Bundesrepublik Deutschland:
     623,776 EUR      6.500% due 10/14/05                                774,127
         100 EUR      6.000% due 1/5/06                                      121
      16,323 EUR      6.500% due 7/4/27                                   21,617
--------------------------------------------------------------------------------
                                                                         795,865
--------------------------------------------------------------------------------
Greece -- 3.3%
                    Hellenic Republic:
  50,000,000 GRD      9.200% due 3/21/02                                 172,052
 190,000,000 GRD      8.700% due 4/8/05                                  694,944
--------------------------------------------------------------------------------
                                                                         866,996
--------------------------------------------------------------------------------
Ivory Coast -- 0.7%
     578,175        Ivory Coast, 2.000% due 3/29/18(c)                   189,352
--------------------------------------------------------------------------------
Jamaica -- 0.0%
      37,000        Mechala Group, 12.750% due 12/30/99                   10,221
--------------------------------------------------------------------------------
  Jordan -- 0.2%
      87,000        Jordan, 5.500% due 12/23/23(c)                        53,469
--------------------------------------------------------------------------------
Mexico -- 2.4%
      62,000        Grupo Azucarero Mexico, 11.500% due 1/15/05(e)        22,940
      60,000        Petroleos Mexicanos, 9.250% due 3/30/18               56,100

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    17

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1999
--------------------------------------------------------------------------------

                      GT GLOBAL STRATEGIC INCOME PORTFOLIO

 FACE
AMOUNT++                              SECURITY                          VALUE
================================================================================
Mexico -- 2.4% (continued)
                    United Mexican States:
     119,000          11.375% due 9/15/16                           $    136,031
     384,000          10.375% due 2/17/09                                412,128
--------------------------------------------------------------------------------
                                                                         627,199
--------------------------------------------------------------------------------
Peru -- 0.3%
     133,000        Peru PDI, 4.500% due 3/7/17(c)                        89,110
--------------------------------------------------------------------------------
Philippines -- 0.4%
     105,000        Republic of Philippines, 9.875 due 1/15/19           108,938
--------------------------------------------------------------------------------
Russia -- 0.4%
       5,000        Ministry Finance Russia, 3.000% due 5/14/06(c)           575
      25,019        Russian Ian, 5.969% due 12/15/15(c)                    2,126
   1,485,821        Russian Principal Loan, 5.969% due 12/15/20(c)(d)    107,722
--------------------------------------------------------------------------------
                                                                         110,423
--------------------------------------------------------------------------------
Turkey -- 0.5%
     119,000        Republic of Turkey, 12.000% due 12/15/08             121,380
--------------------------------------------------------------------------------
United Kingdom -- 1.3%
     150,000 DEM    Colt Telecom Group PLC, 7.625% due 7/31/08            81,543
     190,000 GBP    London International Exhibition Centre,
                      7.710% due 11/25/16                                257,430
                                                                         338,973
--------------------------------------------------------------------------------
United States -- 75.4%
                    U.S. Treasury Notes:
   7,660,000          5.625% due 5/15/08(b)                            7,770,764
     660,000          4.750% due 11/15/08                                630,709
   1,645,000          6.375% due 8/15/27                               1,756,399
   1,000,000        Aircraft Finance Trust, 8.000% due 5/15/24           999,375
      60,000        Allbritton Communication, 8.875% due 2/1/08           61,650
     125,000        American Axle & Manufacturing Inc.,
                      9.750% due 3/1/09(e)                               130,313
     250,000        Ames Department Stores, 10.000% due 4/15/06          248,125
     200,000        Bayerische Landesbank NY, 5.875% due 12/1/08         192,500
      90,000        CUC International Inc., 3.000% due 2/15/02            85,613
     100,000        Chancellor Media Corp., 8.125% due 12/15/07          101,000
     150,000        Charter Communications Holdings LLC,
                      8.625% due 4/1/09                                  154,125
      95,000        Chase Manhattan Corp., 6.250% due 1/15/06             93,931

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
18                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1999
--------------------------------------------------------------------------------

                      GT GLOBAL STRATEGIC INCOME PORTFOLIO

 FACE
AMOUNT++                              SECURITY                          VALUE
================================================================================
United States -- 75.4% (continued)
     250,000        Chattem Inc., 8.875% due 4/1/08                  $   254,131
     110,000        Circus Circus Enterprise, 9.250% due 12/1/05         116,050
     360,000        Comcast Cable Communications, 6.200% due 11/15/08    355,050
     150,000        Comcast Cellular Holdings, 9.500% due 5/1/07         171,000
     225,000        Continental Mortgage Home Equity Loan Trust,
                      8.500% due 4/25/29                                 202,922
     100,000        Drypers Corp., 10.250% due 6/15/07                    92,000
      60,000        Duane Reade Inc., 9.250% due 2/15/08                  62,700
     250,000        Dura Operating Corp., 9.000% due 5/1/09              255,625
      65,000        Eagle Family Foods, 8.750% due 1/15/08                62,644
     500,000 NZD    Federal National Mortgage Association, 7.250% due
                      6/20/02                                            292,642
     250,000        Fairchild Corp., 10.750% due 4/15/09                 251,250
      65,000        Fisher Scientific International, 9.000% due 2/1/08    65,894
     250,000        Florida Panthers Holdings, 9.875% due 4/15/09(e)     251,250
     330,000        General Motors Acceptance Corp., 6.625% due
                      10/15/05                                           333,713
     150,000        Graham Packaging, 8.750% due 1/15/08                 152,813
     150,000        Hollywood Casino Corp., 12.750% due 11/1/03          165,000
     100,000        Hollywood Park Inc., 9.250 due 2/15/07               103,750
     150,000        Intermedia Communications Inc., 9.500% due
                      3/1/09(e)                                          156,000
      60,000        International Home Foods, 10.375% due 11/1/06         64,650
     250,000        Isle of Capri Casinos, 8.750% due 4/15/09(e)         249,375
     150,000        Level 3 Communications, 9.125% due 5/1/08            153,375
     150,000        Lin Television Corp., 8.375% due 3/1/08(e)           148,500
      60,000        Loews Cineplex Entertainment, 8.875% due 8/1/08       60,600
     150,000        Magellan Health Services, 9.000% due 2/15/08         126,750
     150,000        Northwest Airlines Corp., 8.700% due 3/15/07         146,438
     150,000        Oglebay Norton Co., 10.000% due 2/1/09(e)            147,750
      65,000        Park Place Entertainment, 7.875% due 12/15/05         64,188
      60,000        Penn National Gaming Inc., 10.625% due 12/15/04       60,750
     250,000        Pillowtex Corp., 10.000% due 11/15/06                264,375
      75,000        Polaroid Corp., 11.500% due 2/15/06                   78,938
     150,000        Primus Telecomm Group, 11.250% due 1/15/09(e)        157,125
      85,000        Psinet Inc., 10.000% due 2/15/05                      89,250
     250,000        Rhythms Netconnections, 12.750% due 4/15/09(e)       250,000
     150,000        Riddell Sports Inc., 10.500% due 7/15/07             139,500
     320,000        Rite Aid Corp., 5.250% due 9/15/02                   324,800
      65,000        Salton Inc., 10.750% due 12/15/05                     68,250
     150,000        Smithfield Foods Inc., 7.625 due 2/15/08             151,500
      60,000        Syratech Corp., 11.000% due 4/15/07                   40,800
     400,000        Telecorp PCS Inc., 11.625% due 4/15/09(e)            226,000
     150,000        Trump Atlantic City Association, 11.250% due
                      5/1/06                                             131,250
     100,000        United Stationers Supply, 8.375% due 4/15/08         100,750
      90,000        U.S. Filter Corp., 4.500% due 12/15/01                89,438
      60,000        ViaSystems Inc., 9.750% due 6/1/07                    56,250
     250,000        Vintage Petroleum, 9.750% due 6/30/09(e)             260,620

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    19

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1999
--------------------------------------------------------------------------------

                      GT GLOBAL STRATEGIC INCOME PORTFOLIO

 FACE
AMOUNT++                              SECURITY                          VALUE
================================================================================
United States -- 75.4% (continued)
     100,000        Willis Corroon Corp., 9.000% due 2/1/09(e)      $    101,750
     140,000        WMX Technologies, 2.000% due 1/24/05                 157,500
     360,000        Xerox Corp., 5.500% due 11/15/03                     354,600
--------------------------------------------------------------------------------
                                                                      19,834,010
--------------------------------------------------------------------------------
Venezuela -- 0.3%
     115,000        Republic of Venezuela, 9.250% due 9/15/27             83,557
--------------------------------------------------------------------------------
                    TOTAL BONDS
                    (Cost -- $26,995,575)                             25,798,006
================================================================================

  SHARES                              SECURITY                          VALUE
================================================================================
WARRANTS -- 0.1%

Argentina -- 0.1%
                    Republic of Argentina, Warrants:
         234          Expire 2/25/00(a)                                    7,137
         240          Expire 12/3/99(a)                                    8,400
--------------------------------------------------------------------------------
                                                                          15,537
--------------------------------------------------------------------------------
Mexico -- 0.0%
   3,325,000        United Mexican States Value Recovery Rights,
                      Expire 6/30/03(a)                                        0
          24        United Mexico States Warrants, Expire 2/18/00(a)       1,248
--------------------------------------------------------------------------------
                                                                           1,248
--------------------------------------------------------------------------------
Venezuela -- 0.0%
       4,110        Republic of Venezuela -- Oil Warrants, Expire
                      4/15/20(a)                                               0
--------------------------------------------------------------------------------
                    TOTAL WARRANTS
                    (Cost -- $0)                                          16,785
================================================================================


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
20                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1999
--------------------------------------------------------------------------------

                      GT GLOBAL STRATEGIC INCOME PORTFOLIO

 FACE
AMOUNT++                              SECURITY                          VALUE
================================================================================
REPURCHASE AGREEMENT -- 1.9%
$    500,000        CIBC Wood Gundy Securities Inc., 4.700% due
                    5/3/99; Proceeds at maturity -- $500,196;
                    (Fully collateralized by U.S. Treasury Notes,
                    due 12/31/99; Market value -- $510,991)
                    (Cost -- $500,000)                               $   500,000
================================================================================
                    TOTAL INVESTMENTS -- 100%
                    (Cost -- $27,495,575*)                           $26,314,791
================================================================================

(a)   Non-income producing security.
(b)   All or a portion of this security is on loan (See Note 9).
(c)   Represents current rate on floating rate security.
(d)   Effective rate at period end including "payment in kind" bonds.
(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.
++    Face amount denominated in U.S. dollars unless otherwise indicated.
*     Aggregate cost for Federal income tax purposes is substantially the same.

Currency Abbreviations

CAD -- Canadian Dollar
EUR -- European Currency Unit
GRD -- Greek Drachma
DEM -- German Mark
GBP -- British Pound
NZD -- New Zealand Dollar

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    21

--------------------------------------------------------------------------------
Statements of Assets and Liabilities (unaudited)                  April 30, 1999
--------------------------------------------------------------------------------

                                               Smith Barney      Smith Barney      GT Global
                                               International        Pacific        Strategic
                                                  Equity             Basin          Income
                                                 Portfolio         Portfolio       Portfolio
==============================================================================================
ASSETS:
  Investments, at value
    (Cost -- $186,049,253, $13,003,491
    and $27,495,575, respectively)             $ 263,730,938    $  16,726,073    $  26,314,791
  Foreign currency, at value
    (Cost -- $360,139, $64,629
    and $474,309, respectively)                      360,531           65,477          487,985
  Cash                                               110,479               --          385,150
  Collateral for securities on loan (Note 9)      53,650,613        1,658,985        4,267,600
  Receivable for securities sold                          --          292,380               --
  Dividends and interest receivable                  468,659           33,192          512,476
  Receivable for open forward foreign
    currency contracts (Note 5)                          879            1,888           13,373
----------------------------------------------------------------------------------------------
  Total Assets                                   318,322,099       18,777,995       31,981,375
----------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities on loan (Note 9)         53,650,613        1,658,985        4,267,600
  Payable for securities purchased                 1,165,160          638,340        1,101,107
  Management fees payable                            195,355           11,988           20,468
  Payable to bank                                         --          303,153               --
  Payable for open forward foreign
    currency contracts (Note 5)                           --               --           13,346
  Accrued expenses                                    75,631           38,529           38,367
----------------------------------------------------------------------------------------------
  Total Liabilities                               55,086,759        2,650,995        5,440,888
----------------------------------------------------------------------------------------------
Total Net Assets                               $ 263,235,340    $  16,127,000    $  26,540,487
==============================================================================================
NET ASSETS:
  Par value of capital shares                  $         178    $          18    $          24
  Capital paid in excess of par value            204,954,860       17,707,002       26,781,504
  Undistributed (overdistributed)
    net investment income                          1,064,719         (137,823)       2,145,298
  Accumulated net realized loss from
    security transactions and
    foreign currencies                           (20,440,689)      (5,163,450)      (1,217,372)
  Net unrealized appreciation (depreciation)
    of investments and foreign currencies         77,656,272        3,721,253       (1,168,967)
----------------------------------------------------------------------------------------------
Total Net Assets                               $ 263,235,340    $  16,127,000    $  26,540,487
==============================================================================================
Shares Outstanding                                17,822,549        1,823,442        2,364,413
----------------------------------------------------------------------------------------------
Net Asset Value                                $       14.77    $        8.84    $       11.22
----------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
22                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Operations (unaudited)
--------------------------------------------------------------------------------

For the Six Months Ended April 30, 1999

                                               Smith Barney      Smith Barney      GT Global
                                               International        Pacific        Strategic
                                                  Equity             Basin          Income
                                                 Portfolio         Portfolio       Portfolio
==============================================================================================
INVESTMENT INCOME:
  Dividends                                    $  1,133,053     $     87,637               --
  Interest                                          582,005           12,554     $    964,120
  Less: Foreign withholding tax                     (99,486)          (9,554)          (2,617)
---------------------------------------------------------------------------------------------
  Total Investment Income                         1,615,572           90,637          961,503
---------------------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 2)                        1,115,552           64,186          109,692
  Custody                                            63,090           11,703           14,356
  Shareholder communications                         13,342            2,674            5,100
  Audit and legal                                    10,771            6,240            8,663
  Directors' fees                                     5,688            1,367            1,935
  Shareholder and system servicing fees               4,142            4,193            3,642
  Registration fees                                   1,214               --               --
  Other                                               5,875            2,482            3,496
---------------------------------------------------------------------------------------------
  Total Expenses                                  1,219,674           92,845          146,884
---------------------------------------------------------------------------------------------
Net Investment Income (Loss)                        395,898           (2,208)         814,619
---------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN
CURRENCIES (NOTES 3 AND 5):
  Realized Gain (Loss) From:
    Security transactions (excluding
      short-term securities)                     (8,836,212)       1,340,455         (249,418)
    Foreign currency transactions                  (213,703)         (15,835)        (151,955)
---------------------------------------------------------------------------------------------
  Net Realized Gain (Loss)                       (9,049,915)       1,324,620         (401,373)
---------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation
  (Depreciation) of Investments
  and Foreign Currencies:
    Beginning of period                          28,090,858        1,187,437       (1,409,300)
    End of period                                77,656,272        3,721,253       (1,168,967)
---------------------------------------------------------------------------------------------
  Change in Net Unrealized
    Appreciation (Depreciation)                  49,565,414        2,533,816          240,333
---------------------------------------------------------------------------------------------
Net Gain (Loss) on Investments and
  Foreign Currencies                             40,515,499        3,858,436         (161,040)
---------------------------------------------------------------------------------------------
Increase in Net Assets From Operations         $ 40,911,397     $  3,856,228     $    653,579
=============================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    23

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Six Months Ended April 30, 1999 (unaudited) and the Year Ended October 31, 1998

Smith Barney International Equity Portfolio                 1999             1998
=====================================================================================
OPERATIONS:
  Net investment income                                $     395,898    $     859,431
  Net realized loss                                       (9,049,915)      (8,006,219)
  Increase (decrease) in net unrealized appreciation      49,565,414       (3,576,698)
-------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Operations       40,911,397      (10,723,486)
-------------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income                                           --               --
-------------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                                 --               --
-------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 12):
  Net proceeds from sale of shares                       283,198,631      304,843,574
  Net asset value of shares issued for
    reinvestment of dividends                                     --               --
  Cost of shares reacquired                             (285,081,684)    (288,950,485)
-------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From
    Fund Share Transactions                               (1,883,053)      15,893,089
-------------------------------------------------------------------------------------
Increase in Net Assets                                    39,028,344        5,169,603
NET ASSETS:
  Beginning of period                                    224,206,996      219,037,393
-------------------------------------------------------------------------------------
  End of period*                                       $ 263,235,340    $ 224,206,996
=====================================================================================
* Includes undistributed net investment income of:     $   1,064,719    $     882,524
=====================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
24                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

For the Six Months Ended April 30, 1999 (unaudited) and the Year Ended October 31, 1998

Smith Barney Pacific Basin Portfolio                       1999            1998
===================================================================================
OPERATIONS:
  Net investment loss                                  $     (2,208)   $     (4,718)
  Net realized gain (loss)                                1,324,620      (4,088,979)
  Increase in net unrealized appreciation                 2,533,816       2,049,336
-----------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Operations       3,856,228      (2,044,361)
-----------------------------------------------------------------------------------

DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income                                          --        (181,266)
-----------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                                --        (181,266)
-----------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 12):
  Net proceeds from sale of shares                       12,911,336      35,978,662
  Net asset value of shares issued for
    reinvestment of dividends                                    --         181,266
  Cost of shares reacquired                             (13,368,868)    (39,430,568)
-----------------------------------------------------------------------------------
  Decrease in Net Assets From
    Fund Share Transactions                                (457,532)     (3,270,640)
-----------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                         3,398,696      (5,496,267)

NET ASSETS:
  Beginning of period                                    12,728,304      18,224,571
-----------------------------------------------------------------------------------
  End of period*                                       $ 16,127,000    $ 12,728,304
===================================================================================
* Includes overdistributed net investment income of:   $   (137,823)   $   (119,780)
===================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    25

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

For the Six Months Ended April 30, 1999 (unaudited) and the Year Ended October 31, 1998

GT Global Strategic Income Portfolio                        1999            1998
===================================================================================
OPERATIONS:
  Net investment income                                $    814,619    $  2,234,230
  Net realized loss                                        (401,373)     (1,673,927)
  Increase (decrease) in net unrealized appreciation        240,333      (1,344,784)
-----------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Operations         653,579        (784,481)
-----------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income                                          --      (1,616,552)
  Net realized gains                                             --      (1,550,922)
-----------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                                --      (3,167,474)
-----------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 12):
  Net proceeds from sale of shares                          961,797       4,608,510
  Net asset value of shares issued
    for reinvestment of dividends                                --       3,167,474
  Cost of shares reacquired                              (3,205,419)     (4,925,190)
-----------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From
    Fund Share Transactions                              (2,243,622)      2,850,794
-----------------------------------------------------------------------------------
Decrease in Net Assets                                   (1,590,043)     (1,101,161)

NET ASSETS:
  Beginning of period                                    28,130,530      29,231,691
-----------------------------------------------------------------------------------
  End of period*                                       $ 26,540,487    $ 28,130,530
===================================================================================
* Includes undistributed net investment income of:     $  2,145,298    $  1,482,634
===================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
26                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney International Equity, Smith Barney Pacific Basin and GT Global Strategic Income Portfolios ("Portfolio(s)") are separate investment portfolios of the Travelers Series Fund Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these Portfolios and ten other separate investment portfolios: AIM Capital Appreciation, Alliance Growth, MFS Total Return, Putnam Diversified Income, Smith Barney High Income, Smith Barney Large Cap Value, Smith Barney Money Market, Smith Barney Large Capitalization Growth, Travelers Managed Income (formerly known as TBC Managed Income) and Van Kampen American Capital Enterprise Portfolios. Shares of the Fund are offered only to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate semi-annual reports.

The significant accounting policies consistently followed by the Portfolios are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices in the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and listed securities for which no sales price was reported on that date are valued at the mean between the bid and asked prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolios determine the existence of a dividend declaration after exercising reasonable due diligence; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    27

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

the custodian; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 1998, reclassifications were made to the capital accounts of the Portfolios to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Accordingly, for the Smith Barney Pacific Basin Portfolio, a portion of overdistributed net investment income amounting to $13,473 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (j) each Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended pertaining to regulated investment companies and make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Portfolios may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

2. Management Agreement and Transactions with Affiliated Persons

SSBC Fund Management Inc. ("SSBC"), formerly known as Mutual Management Corp., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment manager of the Smith Barney International Equity ("SBIE") and the Smith Barney Pacific Basin ("SBPB") Portfolios. SBIE and SBPB pay SSBC a management fee calculated at the annual rate of 0.90% of the average daily net assets of each Portfolio. In addition, Travelers Investment Advisors, Inc., ("TIA"), an affiliate of SSBC, acts as the investment manager of the GT Global Strategic Income Portfolio ("GTGSI"). GTGSI pays TIA a management fee calculated at an annual rate of 0.80% of its average daily net assets.

These fees are calculated daily and paid monthly.

TIA has entered into a subadvisory agreement with INVESCO (NY), Inc. ("INVESCO"). Pursuant to the subadvisory agreement, INVESCO is responsible for the day-to-day portfolio operations and investment decisions for GTGSI and is compensated for such services. TIA pays INVESCO a monthly fee calculated at the annual rate of 0.375% of the average daily net assets of GTGSI.


--------------------------------------------------------------------------------
28                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

TIA has entered into a sub-administrative services agreement with SSBC. TIA pays SSBC, as sub-administrator, a fee calculated at an annual rate of 0.10% of the Portfolios' average daily net assets.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the primary broker for its portfolio agency transactions. During the six months ended April 30, 1999, SSB received brokerage commissions in the the amounts of $2,161 and $3,585 for SBIE and SBPB, respectively.

All officers and one Director of the Fund are employees of SSB.

3. Investments

For the six months ended April 30, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                        SBIE            SBPB           GTGSI
================================================================================
Purchases                           $66,796,026     $11,190,334     $20,865,203
--------------------------------------------------------------------------------
Sales                                45,294,610      10,530,786      20,599,156
================================================================================

At April 30, 1999, the gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                        SBIE            SBPB           GTGSI
================================================================================
Gross unrealized appreciation       $80,913,181     $ 3,816,314     $   375,638
Gross unrealized depreciation        (3,231,496)        (93,732)     (1,556,422)
--------------------------------------------------------------------------------
Net unrealized appreciation         $77,681,685     $ 3,722,582     $(1,180,784)
================================================================================

4. Capital Loss Carryforward

At October 31, 1998, the Fund had capital loss carryforwards available to offset future realized capital gains, if any, for Federal income tax purposes of approximately $11,604,000, $6,496,000 and $852,000 for SBIE, SBPB and GTGSI, respectively. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amounts and expiration of the carryforward losses are indicated below. Expiration occurs on October 31 of the year indicated.

Portfolio                   2003          2004            2005            2006
================================================================================
SBIE                    $  947,000            --      $2,625,000      $8,032,000
--------------------------------------------------------------------------------
SBPB                       305,000      $452,000       1,549,000       4,190,000
--------------------------------------------------------------------------------
GTGSI                           --            --              --         852,000
================================================================================


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    29

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

5. Forward Foreign Currency Contracts

At April 30, 1999, the Portfolios had open forward foreign currency contracts as described below. The Portfolios bear the market risk that arises from changes in foreign currency exchange rates. The unrealized gain on the contracts is reflected as follows:

                                     Local      Market  Settlement   Unrealized
Foreign Currency                    Currency    Value      Date      Gain (Loss)
===============================================================================
Smith Barney International Equity

To Buy:
Singapore Dollar                    1,363,181  $805,211   5/3/99       $    879
===============================================================================
Smith Barney Pacific Basin

To Buy:
Australian Dollar                     147,295  $ 97,628   5/3/99          1,326
Australian Dollar                      10,709     7,098   5/4/99             31
Singapore Dollar                      381,100   225,183   5/6/99            531
-------------------------------------------------------------------------------
Total Unrealized Gain on Forward
  Foreign Currency Contracts                                           $  1,888
===============================================================================
GT Global Strategic Income

To Sell:
Canadian Dollar                       410,000  $281,604  6/18/99       $ 13,373
Euro                                  345,385   366,626  6/18/99        (13,346)
-------------------------------------------------------------------------------
Total Unrealized Gain on Forward
  Foreign Currency Contracts                                           $     27
===============================================================================

6. Futures Contracts

Initial margin deposits are made upon entering into futures contracts and are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolios' basis in the contract.


--------------------------------------------------------------------------------
30                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

The Portfolios enter into such contracts to hedge a portion of their portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At April 30, 1999, the Portfolios had no open futures contracts.

7. Option Contracts

Premiums paid when put or call options are purchased by the Portfolios represent investments, which are marked-to-market daily and are included in the schedules of investments. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into closing sales transaction, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Portfolios exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

At April 30, 1999, the Portfolios did not hold any purchased call or put options.

When the Portfolios write a covered call or put option, an amount equal to the premium received by the Portfolios is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolios realize a gain equal to the amount of the premium received. When the Portfolios enter into a closing purchase transaction, the Portfolios realize a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolios purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Portfolios enter into options for hedging purposes. The risk in writing a covered call option is that the Portfolios give up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    31

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

Portfolios are exposed to the risk of loss if the market price of the underlying security declines.

During the six months ended April 30, 1999, the Portfolios did not write any options.

8. Reverse Repurchase Agreement

GTGSI may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by GTGSI of securities that it holds with an agreement by GTGSI to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by GTGSI may decline below the repurchase price of the securities. GTGSI will establish a segregated account with its custodian, in which GTGSI will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

At April 30, 1999, GTGSI had no open reverse repurchase agreements.

9. Lending of Portfolio Securities

The Portfolios have an agreement with their custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities, high quality money market instruments or other securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in segregated accounts.

The Portfolios maintain exposure for the risk of any loss in the investment of amounts received as collateral.

At April 30, 1999, the Portfolios listed below had loaned common stocks which were collateralized by cash and securities. The market value for the securities on loan for each portfolio was as follows:

Portfolio                                                               Value
================================================================================
SBIE                                                                 $51,433,697
--------------------------------------------------------------------------------
SBPB                                                                   1,559,169
--------------------------------------------------------------------------------
GTGSI                                                                  4,060,000
================================================================================


--------------------------------------------------------------------------------
32                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

At April 30, 1999, the cash collateral received for these securities on loan was invested as follows:

Smith Barney International Equity Portfolio

Security Description                                                    Value
================================================================================
Time Deposit:
  National Australia Bank, 4.875% due 5/3/99                         $ 2,627,005
  Caisse de Depots et Consign., Paris, 4.875% due 5/3/99               2,627,005
  Argentaria Caja Postal Banco Hipote, 4.875% due 5/3/99               2,627,005
  Dresdner Bank Grand Cayman, 4.968% due 5/3/99                        2,627,005
  Caisse National de Credit Agricole, 4.937% due 5/3/99                2,627,005
  CommerzBank AG, Frankfurt, 5.125% due 5/3/99                         2,627,005
  Southtrust Bank of Alabama, G.C., 5.000% due 5/3/99                  2,073,951
Repurchase Agreement:
  Merrill Lynch Sec./MLPFS, 4.987% due 5/3/99                          9,816,701
  NationsBanc Montgomery Sec. Inc., 4.987% due 5/3/99                 10,715,413
Commercial Paper:
  General Electric Credit, 4.952% due 5/3/99                           2,625,921
  General Motors Acc. Corp., 4.942% due 5/3/99                         2,566,999
  Associates First Capital, 4.942% due 5/3/99                          2,625,923
  Wood Street Funding Corp., 5.052% due 5/3/99                         1,382,674
  BP Capital PLC, 5.102% due 5/3/99                                    2,625,887
  Barton Capital Corp., 5.102% due 5/3/99                              1,727,557
  Market Street Funding, 5.102% due 5/3/99                             1,727,557
--------------------------------------------------------------------------------
Total                                                                $53,650,613
================================================================================

Smith Barney Pacific Basin Portfolio

Security Description                                                    Value
================================================================================
Time Deposit:
  National Australia Bank, 4.875% due 5/3/99                         $    81,232
  Caisse de Depots et Consign., Paris, 4.875% due 5/3/99                  81,232
  Argentaria Caja Postal Banco Hipote, 4.875% due 5/3/99                  81,232
  Dresdner Bank Grand Cayman, 4.968% due 5/3/99                           81,232
  Caisse National de Credit Agricole, 4.937% due 5/3/99                   81,232
  CommerzBank AG, Frankfurt, 5.125% due 5/3/99                            81,232
  Southtrust Bank of Alabama, G.C., 5.000% due 5/3/99                     64,131
Repurchase Agreement:
  Merrill Lynch Sec./MLPFS, 4.987% due 5/3/99                            303,552
  NationsBanc Montgomery Sec. Inc., 4.987% due 5/3/99                    331,342
Commercial Paper:
  General Electric Credit, 4.952% due 5/3/99                              81,198
  General Motors Acc. Corp., 4.942% due 5/3/99                            79,377
  Associates First Capital, 4.942% due 5/3/99                             81,199
  Wood Street Funding Corp., 5.052% due 5/3/99                            42,755
  BP Capital PLC, 5.102% due 5/3/99                                       81,198
  Barton Capital Corp., 5.102% due 5/3/99                                 53,420
  Market Street Funding, 5.102% due 5/3/99                                53,421
--------------------------------------------------------------------------------
Total                                                                $ 1,658,985
================================================================================


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    33

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

Smith Barney GT Global Strategic Income Portfolio

Security Description                                                    Value
================================================================================
Time Deposit:
  National Australia Bank, 4.875% due 5/3/99                          $  208,963
  Caisse de Depots et Consign., Paris, 4.875% due 5/3/99                 208,963
  Argentaria Caja Postal Banco Hipote, 4.875% due 5/3/99                 208,963
  Dresdner Bank Grand Cayman, 4.968% due 5/3/99                          208,963
  Caisse National de Credit Agricole, 4.937% due 5/3/99                  208,963
  CommerzBank AG, Frankfurt, 5.125% due 5/3/99                           208,963
  Southtrust Bank of Alabama, G.C., 5.000% due 5/3/99                    164,971
Repurchase Agreement:
  Merrill Lynch Sec./MLPFS, 4.987% due 5/3/99                            780,863
  NationsBanc Montgomery Sec. Inc., 4.987% due 5/3/99                    852,350
Commercial Paper:
  General Electric Credit, 4.952% due 5/3/99                             208,877
  General Motors Acc. Corp., 4.942% due 5/3/99                           204,190
  Associates First Capital, 4.942% due 5/3/99                            208,877
  Wood Street Funding Corp., 5.052% due 5/3/99                           109,984
  BP Capital PLC, 5.102% due 5/3/99                                      208,874
  Barton Capital Corp., 5.102% due 5/3/99                                137,418
  Market Street Funding, 5.102% due 5/3/99                               137,418
--------------------------------------------------------------------------------
Total                                                                 $4,267,600
================================================================================

In addition to the above noted cash collateral, the Portfolios held securities collateral with market values of $429,660 for SBIE as of April 30, 1999.

Interest income earned by the Portfolios from securities loaned for the year ended April 30, 1999 was as follows:

================================================================================
SBIE                                                                     $80,334
--------------------------------------------------------------------------------
SBPB                                                                       4,283
--------------------------------------------------------------------------------
GTGSI                                                                        292
================================================================================

10. Portfolio Concentration

The Portfolios' investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolios. Foreign investments may also subject the Portfolios to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. As of April 30, 1999, 58.1% of SBPB's total investments were concentrated in Japan.


--------------------------------------------------------------------------------
34                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counter-parties to meet the terms of their contracts.

11. Securities Traded on a To-Be-Announced Basis

SBIE and GTGSI may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Portfolios commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolios, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At April 30, 1999, the Portfolios did not hold any TBA securities.

12. Capital Shares

At April 30, 1999, the Fund had six billion shares of capital stock authorized with a par value of $0.00001 per share. Each share of a Portfolio represents an equal proportionate interest in that Portfolio with each share of the same Portfolio and has an equal entitlement to any dividends and distributions made by the Portfolio.

Transactions in shares of each Portfolio were as follows:

                                            Six Months Ended       Year Ended
                                             April 30, 1999     October 31, 1998
================================================================================
Smith Barney International Equity
Shares sold                                     20,548,099         22,047,632
Shares issued on reinvestment                           --                 --
Shares reacquired                              (20,522,399)       (20,807,481)
--------------------------------------------------------------------------------
Net Increase                                        25,700          1,240,151
================================================================================
Smith Barney Pacific Basin
Shares sold                                      1,648,447          5,029,477
Shares issued on reinvestment                           --             29,142
Shares reacquired                               (1,692,806)        (5,458,082)
--------------------------------------------------------------------------------
Net Decrease                                       (44,359)          (399,463)
================================================================================
GT Global Strategic Income
Shares sold                                         86,051            363,584
Shares issued on reinvestment                           --            274,478
Shares reacquired                                 (286,943)          (407,668)
--------------------------------------------------------------------------------
Net Increase (Decrease)                           (200,892)           230,394
================================================================================


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    35

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended October 31, except where noted:

Smith Barney International
  Equity Portfolio             1999(1)         1998          1997          1996          1995         1994(2)
=============================================================================================================
Net Asset Value,
  Beginning of Period        $   12.60      $   13.23     $   12.18     $   10.48     $   10.55     $  10.00
-------------------------------------------------------------------------------------------------------------
Income (Loss)
  From Operations:
  Net investment
    income (loss)(3)              0.02           0.05          0.01          0.02          0.03*       (0.03)
  Net realized and
    unrealized gain (loss)        2.15          (0.68)         1.05          1.69         (0.10)        0.58
-------------------------------------------------------------------------------------------------------------
Total Income (Loss)
  From Operations                 2.17          (0.63)         1.06          1.71         (0.07)        0.55
-------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment
    income                          --             --         (0.01)        (0.01)           --           --
-------------------------------------------------------------------------------------------------------------
Total Distributions                 --             --         (0.01)        (0.01)           --           --
-------------------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period              $   14.77      $   12.60     $   13.23     $   12.18     $   10.48     $  10.55
-------------------------------------------------------------------------------------------------------------
Total Return                     17.22%++       (4.76)%        8.73%        16.36%        (0.66)%       5.50%++
-------------------------------------------------------------------------------------------------------------
Net Assets, End
  of Period (000s)           $ 263,235      $ 224,207     $ 219,037     $ 143,323     $  53,538     $ 13,811
-------------------------------------------------------------------------------------------------------------
Ratios to Average
  Net Assets:
  Expenses(3)                     0.98%+         1.00%         1.01%         1.10%         1.44%        1.20%+
  Net investment
    income (loss)                 0.32+          0.37          0.09          0.23          0.25        (0.73)+
-------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate             19%            34%           38%           41%           29%          --
=============================================================================================================

(1)   For the six months ended April 30, 1999 (unaudited).
(2) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.
(3) The Manager waived part of its fees for the year ended October 31, 1994. If such fees were not waived, the effect on the net investment loss and the expense ratio would have been as follows:

                             Per Share
                           Increase to Net         Expense Ratio
                           Investment Loss       Without Fee Waiver
                           ---------------       ------------------
      1994                      $0.03                  2.00%+

      In addition, during the years ended October 31, 1996 and 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. When the credits are taken into consideration the expense ratios are 1.05% and 1.21%, respectively; prior year numbers have not been restated to reflect these adjustments.
*     Includes realized gains and losses from foreign currency transactions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
36                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended October 31, except where noted:

Smith Barney Pacific
  Basin Portfolio            1999(1)(2)         1998(2)         1997         1996         1995        1994(3)
=============================================================================================================
Net Asset Value,
  Beginning of Period        $   6.81          $   8.04       $   9.75     $   8.95     $  10.10     $ 10.00
-------------------------------------------------------------------------------------------------------------
Income (Loss)
  From Operations:
  Net investment income
    (loss)(4)                      --                --          (0.01)        0.08        (0.04)*     (0.04)
  Net realized and
    unrealized gain (loss)       2.03             (1.14)         (1.64)        0.75        (1.11)       0.14
-------------------------------------------------------------------------------------------------------------
Total Income (Loss)
  From Operations                2.03             (1.14)         (1.65)        0.83        (1.15)       0.10
-------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment
    income                         --             (0.09)         (0.06)       (0.03)          --          --
-------------------------------------------------------------------------------------------------------------
Total Distributions                --             (0.09)         (0.06)       (0.03)          --          --
-------------------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period              $   8.84          $   6.81       $   8.04     $   9.75     $   8.95     $ 10.10
-------------------------------------------------------------------------------------------------------------
Total Return                    29.81%++         (14.09)%       (17.02)%       9.26%      (11.39)%      1.00%++
-------------------------------------------------------------------------------------------------------------
Net Assets, End
  of Period (000s)           $ 16,127          $ 12,728       $ 18,225     $ 16,657     $  7,122     $ 4,238
-------------------------------------------------------------------------------------------------------------
Ratios to Average
  Net Assets:
  Expenses(4)                    1.30%+            1.56%          1.38%        1.34%        1.83%       1.26%+
  Net investment
    income (loss)               (0.03)+           (0.03)         (0.08)        0.47        (0.51)      (0.93)+
-------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate            71%              136%           156%          59%          28%         --
=============================================================================================================

(1)   For the six months ended April 30, 1999 (unaudited).
(2) Per share amounts have been calculated using the average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.
(4) The Manager waived all or part of its fees for the years ended October 31, 1996, October 31, 1995 and the period ended October 31, 1994. In addition, the Manager reimbursed the Portfolio for $9,778 in expenses for the period ended October 31, 1994. If such fees were not waived and expenses not reimbursed, the effect on the net investment loss and the expense ratios would have been as follows:

                           Per Share               Expense Ratio
                           (Increase)           Without Fee Waiver,
                         Decrease to Net         Reimbursement and
                    Investment Income (Loss)      Custody Credits
                    ------------------------      ---------------
      1996                   $0.02                      1.58%
      1995                    0.03                      2.23
      1994                    0.06                      2.82+

      In addition, during the years ended October 31, 1996 and 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration the expense ratios are 1.17% and 1.30%, respectively; prior year numbers have not been restated to reflect these adjustments.
*     Includes realized gains and losses from foreign currency transactions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    37

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended October 31, except where noted:

GT Global Strategic
  Income Portfolio          1999(1)(2)           1998        1997(2)         1996         1995       1994(3)
============================================================================================================
Net Asset Value,
  Beginning of Period        $  10.97          $  12.52     $  12.45       $  10.77     $  9.95     $ 10.00
------------------------------------------------------------------------------------------------------------
Income (Loss)
  From Operations:
  Net investment
    income(4)                    0.39              0.84         0.75           0.74        0.64*       0.17
  Net realized and
    unrealized gain (loss)      (0.14)            (1.09)        0.36           1.36        0.28       (0.22)
------------------------------------------------------------------------------------------------------------
Total Income (Loss)
  From Operations               (0.25)            (0.25)        1.11           2.10        0.92       (0.05)
------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income            --             (0.66)       (0.46)         (0.42)      (0.10)         --
  Net realized gains               --             (0.64)       (0.58)            --          --          --
------------------------------------------------------------------------------------------------------------
Total Distributions                --             (1.30)       (1.04)         (0.42)      (0.10)         --
------------------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period              $  11.22          $  10.97     $  12.52       $  12.45     $ 10.77     $  9.95
------------------------------------------------------------------------------------------------------------
Total Return                     2.28%++          (2.50)%       9.32%         20.07%       9.37%      (0.50)%++
------------------------------------------------------------------------------------------------------------
Net Assets, End of
  Period (000s)              $ 26,540          $ 28,131     $ 29,232       $ 19,152     $ 8,397     $ 2,624
------------------------------------------------------------------------------------------------------------
Ratios to Average
  Net Assets:
  Expenses(4)                    1.07%+            1.03%        1.07%          1.23%       1.47%       1.07%+
  Net investment
    income                       5.93+             7.31         6.05           6.87        6.44        4.58+
------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate            84%              280%         161%           192%        295%         56%
============================================================================================================

(1)   For the six months ended April 30, 1999 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.
(4) The Manager waived all or part of its fees for the years ended October 31, 1996, October 31, 1995 and the period ended October 31, 1994. In addition, the Manager reimbursed the Portfolio for $18,556 in expenses for the period ended October 31, 1994. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and expense ratios would have been as follows:

                                                       Expense Ratio
                                                    Without Fee Waiver,
                     Per Share Decreases             Reimbursement and
                   to Net Investment Income           Custody Credits
                   ------------------------           ---------------
      1996                   $0.02                         1.38%
      1995                    0.04                         1.93
      1994                    0.13                         4.53+

      In addition, during the years ended October 31, 1996 and 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration the expense ratios are 1.11% and 1.11%, respectively; prior year numbers have not been restated to reflect these adjustments.
*     Includes realized gains and losses from foreign currency transactions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
38                                       1999 Semi-Annual Report to Shareholders

                      [This page intentionally left blank]

                      [This page intentionally left blank]

                                                     SALOMON SMITH BARNEY
                                                     ---------------------------
                                                     A member of citigroup[LOGO]

Directors

Victor K. Atkins
A. E. Cohen
Robert A. Frankel
Rainer Greeven
Susan M. Heilbron
Heath B. McLendon, Chairman

Officers

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Jeffrey J. Russell
Vice President

Irving P. David
Controller

Christina T. Sydor
Secretary

Investment Managers

SSBC Fund Management Inc.
Travelers Investment Advisers, Inc.

Custodian

The Chase Manhattan Bank

Annuity Administration

Travelers Annuity Investor Services
5 State House Square
1 Tower Square
Hartford, CT 06183

This report is submitted for the general information of the shareholders of Travelers Series Fund Inc. -- Smith Barney International Equity, Smith Barney Pacific Basin and GT Global Strategic Income Portfolios. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Portfolios, which contains information concerning the Portfolios' investment policies and expenses as well as other pertinent information.

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

Travelers Series Fund Inc.
388 Greenwich Street
New York, New York 10013

www.smithbarney.com

IN0802 6/99

[GRAPHIC]

Travelers Series Fund Inc.

MFS Total Return Portfolio

Travelers Managed Income Portfolio

Smith Barney Money Market Portfolio

------------------
SEMI-ANNUAL REPORT
------------------

April 30, 1999

Smith Barney Mutual Funds

Travelers Series Fund Inc.

                                                               [PHOTO]

                                                               HEATH B. MCLENDON

                                                               Chairman
Dear Shareholder:

We are pleased to provide the semi-annual report for the Travelers Series Fund Inc. -- MFS Total Return Portfolio, Travelers Managed Income Portfolio (formerly known as TBC Managed Income Portfolio) and Smith Barney Money Market Portfolio ("Portfolios") for the period ended April 30, 1999. For your convenience, we have summarized the period's prevailing economic and market conditions and outlined each Portfolio's investment strategy. A detailed summary of performance and current holdings can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Portfolio Highlights
MFS Total Return Portfolio

The primary investment objective of the MFS Total Return Portfolio is to obtain above-average income (compared to a portfolio entirely invested in stocks) consistent with the prudent employment of capital. While current income is the primary objective, the Portfolio's managers believe there should also be a reasonable opportunity for growth of capital and income because many of the securities under consideration offering a better-than-average yield may also possess growth potential.

For the period ended April 30, 1999 the Portfolio provided a total return of 9.24%. This compares to a 22.31% return for the Standard and Poor's 500 Composite Stock Index ("S&P 500"), a popular, unmanaged index of common stock total return performance, and to a negative 0.12% return for the Lehman Brothers Government Corporate Bond Index, an unmanaged, market-value-weighted index of U.S. Treasury and government-agency securities (excluding mortgage-backed securities) and investment-grade domestic corporate debt.

During the reporting period, the managers increased the Portfolio's stock allocation to around 60% of assets as the market rose this winter. The price difference between value and growth stocks widened, so the managers believed they were able to find some good companies selling at attractive prices. They added names such as PNC Bank and Bank of New York. To the managers, the


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     1
banks looked particularly inexpensive in January. In addition, the investment team recently added Allstate, which they believe is a great franchise. Although Allstate had some earnings difficulties over the past few quarters, the managers believe that the company's basic businesses are sound.

Why are banks currently attractive to the managers? In their view, financial stocks have been getting more interest from investors, partly because of the possibility of higher rates, which would help their earnings, but also because of industry consolidation. Transamerica, for example, is being acquired by Aegon; and Equitable continues to be a big position in the Portfolio. According to the investment team, Equitable is a model for what many other financial services companies are trying to become. It has a solid money management business and it owns Donaldson Lufkin & Jenrette, a well-run brokerage outfit. Moreover, Equitable's basic insurance operation has done quite well in the annuity area. In their view, American Express has also been a great stock. The company has been reaching its sales targets and making double-digit earnings growth.

Energy is another sector that the managers currently favor. In the view of the managers, inflation has gotten so low that it cannot go any lower and they are starting to see oil prices go up slightly, in part because oil-producing countries are taking steps to curtail production.

With respect to the Portfolio's bond portion, the managers lowered its duration, or interest-rate sensitivity, during the reporting period. That is because the economy is still growing strongly, unemployment is low and commodity prices may have bottomed out. The investment team has seen lower capital expenditures for basic materials companies. When that happens, supply usually shrinks and prices go up. As a result, the Portfolio's managers have become more concerned about inflation rising a little, which could lead to higher interest rates and lower prices for bonds.

Travelers Managed Income Portfolio

On December 1, 1998, Travelers Asset Management International Corporation ("TAMIC") assumed management of the Portfolio. The Portfolio also changed its name to Travelers Managed Income Portfolio to reflect this new management team.

For the six months ended April 30, 1999, the Portfolio returned 1.72%. In comparison, the Lehman Intermediate Government/Corporate Bond Index returned a negative 0.12%.

Major bond markets began to stabilize in the past six months following the upheavals triggered by Russia's debt default in August 1998. Escalating concerns of how the fallout might eventually effect U.S. and European economies led


--------------------------------------------------------------------------------
2                                        1999 Semi-Annual Report to Shareholders
many investors to avoid risk and shift assets into government securities such as U.S. Treasury bonds. This renewed interest in U.S. Treasury bonds sent their yields, which move inversely to their prices, tumbling to a 30-year low of 4.69% on October 5, 1998. In contrast, many other fixed-income securities lost ground during this time causing their yields to widen relative to U.S.
Treasury securities.

As fears of a worsening global recession subsided, market interest rates began to rise. Long-term U.S. Treasury bond yields rose from 5.23% on October 31, 1998 to 5.66% on April 30, 1999. Moreover, the U.S. economy continued to expand vigorously, defying the expectations of many economists. The domestic economy grew at an annual rate of roughly 3.5% in the first quarter of 1999, coming off the heels of a brisk 6% annual growth rate for the fourth quarter of 1998. This unexpected strength in the U.S. economy revived inflation fears among many investors and drove interest rates higher.

The sharp rise in interest rates in the first quarter of 1999 created difficult conditions for many bond investors. The Lehman Brothers Government/Corporate Index posted a negative 1.2% return for the first quarter of 1999. Losses for longer-maturity bonds, which tend to be more interest rate sensitive, were even greater. The Lehman Brothers Long Government Index lost 4.22% during the same period. However, mortgage-backed securities recovered strongly, posting a gain of 2.52% for the six months ended April 30, 1999 and outperformed most other government issues.

Since assuming management responsibility, TAMIC has made a number of changes to the Portfolio. The Portfolio's restructuring was designed to help reduce risk and provide more consistent returns. The Portfolio's holdings were reduced from approximately 170 issues to roughly 40, more liquid securities. Moreover, the Portfolio's duration was shortened significantly since December 1, 1999. (Duration is a measure of a security's sensitivity to change in interest rates. The higher the number, the greater sensitivity to interest rate volatility.) In addition, the average credit quality was increased from mid-triple "BBB" rating at the beginning of the reporting period to "A+" as of April 30, 1999. The Portfolio's managers also placed a greater emphasis on high-quality corporate bonds because of their greater yield potential.

Smith Barney Money Market Portfolio

During the six months ended April 30, 1999, the U.S. economy continued to grow and the outlook remained positive as the managers headed into the second quarter of 1999. The Gross Domestic Product, the output of all goods and services, grew at roughly a 4.5% annual rate in the first quarter of 1999. This came on the heels of a 6.0% rate in the fourth quarter of 1998. We are now in the ninth year of economic expansion, the result of solid output, low interest rates


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     3
and negligible inflation. These factors, in conjunction with improvements in the economies of foreign nations, have prompted a rebound in the stock market from last summer. Consumer spending, fueled by the wealth effect of the market and rising incomes, helped support already strong housing and retail markets. Growth too became broader based, as we saw signs of a rebound in the manufacturing sector.

Please note that an investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

In recent remarks, Federal Reserve ("Fed") Chairman Alan Greenspan has discussed the general strength of the U.S. economy at the historically low levels of unemployment, currently 4.3%, and the inflation risks that may be associated with a strong economy. There has been concern that the current growth rate of the economy, with labor markets as tight as they are, will eventually create wage pressures. One factor that has prevented this from happening has been the growth in labor productivity. For all of last year, productivity increased 2.2%, up from 1.2% in 1997. What this suggests is that businesses are able to offset higher labor costs, without increasing prices.

Short-term interest rates have remained relatively stable and have not reflected any perceived future rate increases by the Fed. Given the vigor of our domestic economy, and the promising global picture, the managers think that it is likely that the Fed will remain very sensitive to any signs of inflation, increasing the likelihood that the next Fed move will be to slightly raise interest rates. Over the last few months the managers have shortened the average maturity of the Portfolio from 45 days to 35 days to take advantage of any increase in yields.

In closing, thank you for investing in the Travelers Series Fund Inc. We look forward to helping you pursue your investment goals.

Sincerely,


/s/ Heath B. McLendon

Heath B. McLendon
Chairman

May 25, 1999


--------------------------------------------------------------------------------
4                                        1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
                           MFS Total Return Portfolio
--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------

                         Net Asset Value
                       ------------------
                       Beginning   End of      Income   Capital Gains   Total
Period Ended           of Period   Period    Dividends  Distribution   Returns+
================================================================================
4/30/99                 $16.23     $17.73      $0.00       $0.00         9.24%++
--------------------------------------------------------------------------------
10/31/98                 15.31      16.23       0.28        0.48        10.94
--------------------------------------------------------------------------------
10/31/97                 13.13      15.31       0.29        0.18        20.64
--------------------------------------------------------------------------------
10/31/96                 11.53      13.13       0.27        0.08        17.16
--------------------------------------------------------------------------------
10/31/95                  9.98      11.53       0.05        0.00        16.12
--------------------------------------------------------------------------------
6/16/94* - 10/31/94      10.00       9.98       0.00        0.00        (0.20)++
================================================================================
Total                                          $0.89       $0.74
================================================================================

--------------------------------------------------------------------------------
                       Travelers Managed Income Portfolio
--------------------------------------------------------------------------------
 Historical Performance
--------------------------------------------------------------------------------

                         Net Asset Value
                       ------------------
                       Beginning   End of      Income   Capital Gains   Total
Period Ended           of Period   Period    Dividends  Distribution   Returns+
================================================================================
4/30/99                 $11.65     $11.85     $0.00       $0.00         1.72%++
--------------------------------------------------------------------------------
10/31/98                 11.55      11.65      0.54        0.02         5.71
--------------------------------------------------------------------------------
10/31/97                 11.06      11.55      0.49        0.00         9.19
--------------------------------------------------------------------------------
10/31/96                 11.16      11.06      0.46        0.15         4.61
--------------------------------------------------------------------------------
10/31/95                 10.04      11.16      0.13        0.00        12.68
--------------------------------------------------------------------------------
6/16/94* - 10/31/94      10.00      10.04      0.00        0.00         0.40++
================================================================================
Total                                         $1.62       $0.17
================================================================================

It is the Funds' policy to distribute dividends and capital gains, if any, annually.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     5

--------------------------------------------------------------------------------
Average Annual Total Returns+
--------------------------------------------------------------------------------

                                                                  Travelers
                                                   MFS Total       Managed
                                                    Return         Income
                                                   Portfolio      Portfolio
================================================================================
Six Months Ended 4/30/99++                           9.24%           1.72%
--------------------------------------------------------------------------------
Year Ended 4/30/99                                   8.38            3.41
--------------------------------------------------------------------------------
6/16/94* through 4/30/99                            15.11            6.98
================================================================================

--------------------------------------------------------------------------------
 Cumulative Total Returns+
--------------------------------------------------------------------------------

                                                                  Travelers
                                                   MFS Total       Managed
                                                    Return         Income
                                                   Portfolio      Portfolio
================================================================================
6/16/94* through 4/30/99                            98.51%         38.96%
================================================================================

+ Assumes the reinvestment of all dividends and capital gains distributions at net asset value.
++ Total return is not annualized, as it may not be representative of the total return for the year.
*  Commencement of operations.


--------------------------------------------------------------------------------
6                                        1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
 Historical Performance (unaudited)
--------------------------------------------------------------------------------

                     Growth of $10,000 Invested in Shares of
                MFS Total Return Portfolio vs. S&P 500 Index and
                Lehman Brothers Government/Corporate Bond Index+
--------------------------------------------------------------------------------
                             June 1994 -- April 1999

                                  [LINE GRAPH]

                                                             Lehman Brothers
                      MFS Total Return                    Government/Corporate
                         Portfolio         S&P 500 Index        Bond Index

6/16/94                   10,000              10,000              10,000
10/94                      9,980              10,324              10,075
10/95                     11,589              13,053              11,704
10/96                     13,577              16,018              12,335
10/97                     16,380              21,159              13,423
10/98                     18,172              25,817              14,802
4/30/99                   19,851              31,576              14,784

+ Hypothetical illustration of $10,000 invested in shares of the MFS Total Return Portfolio on June 16, 1994 (commencement of operations), assumes reinvestment of dividends and capital gains, if any, at net asset value through April 30, 1999. The Standard & Poor's 500 Composite Stock Index ("S&P 500 Index") is an index of widely held common stocks listed on the New York and American Stock Exchanges and the over-the-counter markets. Figures for the S&P 500 Index include reinvestment of dividends. The Lehman Brothers Government/Corporate Bond Index is comprised of over 5,000 issues of U.S. Government Treasury and Agency securities and Corporate and Yankee securities. The indexes are unmanaged and are not subject to the same management and trading expenses of a mutual fund.

    All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     7

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

                   Growth of $10,000 Invested in Shares of the
                     Travelers Managed Income Portfolio vs.
                      Lehman Brothers Aggregate Bond Index+
--------------------------------------------------------------------------------
                             June 1994 -- April 1999

                                  [LINE GRAPH]

                     TBC Managed Income           Lehman Brothers
                          Portfolio            Aggregate Bond Index

6/16/94                     10,000                    10,000
10/94                       10,040                    10,052
10/95                       11,313                    11,626
10/96                       11,835                    12,305
10/97                       12,923                    13,399
10/98                       13,661                    14,651
4/30/99                     13,896                    14,752

+ Hypothetical illustration of $10,000 invested in shares of the Travelers Managed Income Portfolio on June 16, 1994 (commencement of operations), assumes reinvestment of dividends and capital gains, if any, at net asset value through April 30, 1999. The Lehman Brothers Aggregate Bond Index is comprised of over 6,500 issues of U.S. Treasury and Agency securities, Corporate Bonds and Mortgage-Backed securities. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.

    All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.


--------------------------------------------------------------------------------
8                                        1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited)                              April 30, 1999
--------------------------------------------------------------------------------

                           MFS TOTAL RETURN PORTFOLIO

  SHARES                                SECURITY                        VALUE
================================================================================
DOMESTIC COMMON STOCKS -- 52.2%

Aerospace -- 1.6%
    11,300           General Dynamics Corp.                         $  793,825
    45,006           Raytheon Co., Class A Shares                    3,113,853
    26,900           Raytheon Co., Class B Shares                    1,889,725
    66,700           TRW Inc.                                        2,797,231
     6,200           United Technologies Corp.                         898,225
--------------------------------------------------------------------------------
                                                                     9,492,859
--------------------------------------------------------------------------------
Automotive -- 0.7%
    56,100           Delphi Automotive Systems+                      1,090,444
    45,800           Ford Motor Co.                                  2,928,337
--------------------------------------------------------------------------------
                                                                     4,018,781
--------------------------------------------------------------------------------
Banks & Credit Companies -- 2.3%
   108,400           Bank of New York Co., Inc.                      4,336,000
    13,100           National City Corp.                               939,925
    68,900           PNC Bank Corp.                                  3,987,587
    14,000           Washington Mutual Bank                            575,750
    87,000           Wells Fargo Co.                                 3,757,313
--------------------------------------------------------------------------------
                                                                    13,596,575
--------------------------------------------------------------------------------
Building -- 0.2%
    30,000           Stanley Works                                     913,125
--------------------------------------------------------------------------------
Business Machines -- 2.0%
    41,300           Hewlett-Packard Co.                             3,257,538
    20,100           International Business Machines Corp.           4,204,669
    51,700           Motorola Inc.                                   4,142,462
--------------------------------------------------------------------------------
                                                                    11,604,669
--------------------------------------------------------------------------------
Business Services -- 0.1%
     7,800           CVS Trust Automatic Common Exchange Securities    663,487
--------------------------------------------------------------------------------
Cellular Phones -- 0.4%
    37,900           Telephone & Data Systems Inc.                   2,269,263
--------------------------------------------------------------------------------
Chemicals -- 0.9%
    16,600           Dow Chemical Co.                                2,177,712
    11,400           E.I. Du Pont de Nemours                           805,125
    45,800           Rohm & Haas Co.                                 2,052,413
--------------------------------------------------------------------------------
                                                                     5,035,250
--------------------------------------------------------------------------------
Communication Services -- 4.2%
    15,000           Alltel Corp.                                    1,011,563
    55,200           American Telephone & Telegraph Corp.            2,787,600
    30,900           Bell Atlantic Corp.                             1,780,613
   133,200           GTE Corp.                                       8,916,075

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     9

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1999
--------------------------------------------------------------------------------

                           MFS TOTAL RETURN PORTFOLIO

  SHARES                                SECURITY                        VALUE
================================================================================

Communication Services -- 4.2% (continued)
   106,924           SBC Communications Inc.                       $ 5,987,744
    43,300           Sprint Corp., (FON Group)                       4,440,956
--------------------------------------------------------------------------------
                                                                    24,924,551
--------------------------------------------------------------------------------
Computer Software - Systems -- 0.3%
    38,100           BMC Software Inc.+                              1,640,681
--------------------------------------------------------------------------------
Conglomerates -- 1.6%
   138,900           AlliedSignal Inc.                               8,160,375
    14,728           Tyco International Ltd.                         1,196,650
--------------------------------------------------------------------------------
                                                                     9,357,025
--------------------------------------------------------------------------------
Consumer Goods & Services -- 1.2%
    66,000           Fortune Brands Inc.                             2,607,000
    53,900           Kimberly-Clark Corp.                            3,304,744
    42,600           Philip Morris Cos. Inc.                         1,493,662
--------------------------------------------------------------------------------
                                                                     7,405,406
--------------------------------------------------------------------------------
Electrical Equipment - Utilities -- 1.0%
    70,300           Emerson Electric Co.                            4,534,350
     8,700           General Electric Co.                              917,850
    11,000           Hubbell Inc., Class B Shares                      525,937
--------------------------------------------------------------------------------
                                                                     5,978,137
--------------------------------------------------------------------------------
Entertainment -- 2.6%
    20,300           Eastman Kodak Co.                               1,514,887
    49,100           MediaOne Group Inc.+                            4,004,719
    25,000           MGM Grand Inc.+                                 1,100,000
    90,800           Time Warner Inc.                                6,356,000
    77,500           Walt Disney Co.                                 2,460,625
--------------------------------------------------------------------------------
                                                                    15,436,231
--------------------------------------------------------------------------------
Financial Institutions -- 2.8%
    78,400           A.G. Edwards Inc.                               2,744,000
    34,900           American Express Co.                            4,560,994
    51,500           Federal Home Loan Mortgage Corp.                3,231,625
    57,500           Mellon Bank Corp.                               4,272,969
    15,000           Morgan Stanley Dean Witter & Co.                1,487,812
--------------------------------------------------------------------------------
                                                                    16,297,400
--------------------------------------------------------------------------------
Food & Beverages -- 1.6%
   224,825           Archer-Daniels-Midland Co.                      3,372,375
    36,900           General Mills Inc.                              2,698,312
    20,200           Hershey Foods Corp.                             1,063,025
    24,000           Hormel Foods Corp.                                882,000

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1999
--------------------------------------------------------------------------------

                           MFS TOTAL RETURN PORTFOLIO

  SHARES                                SECURITY                        VALUE
================================================================================

Food & Beverages -- 1.6% (continued)
    29,600           McCormick & Co., Inc.                          $  897,250
     4,500           Quaker Oats Co.                                   290,531
--------------------------------------------------------------------------------
                                                                     9,203,493
--------------------------------------------------------------------------------
Forest & Paper Products -- 1.8%
    38,300           Bowater Inc.                                    2,053,837
    69,500           Champion International Corp.                    3,800,781
    30,300           International Paper Co.                         1,615,369
    42,500           Weyerhaeuser Co.                                2,852,813
--------------------------------------------------------------------------------
                                                                    10,322,800
--------------------------------------------------------------------------------
Health Care -- 2.8%
    40,300           American Home Products Corp.                    2,458,300
    11,900           Baxter International Inc.                         749,700
    24,800           Bristol-Myers Squibb Co.                        1,576,350
   147,000           Columbia HCA Healthcare                         3,629,062
    23,800           Glaxo Holdings PLC, ADR                         1,386,350
    31,400           Pharmacia & Upjohn Inc.                         1,758,400
    50,300           Smithkline Beecham, ADR                         3,304,081
    23,800           United Healthcare Corp.                         1,335,775
--------------------------------------------------------------------------------
                                                                    16,198,018
--------------------------------------------------------------------------------
Insurance -- 6.1%
    75,100           Allstate Corp.                                  2,731,762
    67,800           Chubb Corp.                                     4,017,150
    47,600           Cigna Corp.                                     4,150,125
   122,700           The Equitable Cos., Inc.                        8,259,244
    78,600           Hartford Financial Services Group, Inc.         4,632,487
    36,250           Jefferson-Pilot Corp.                           2,442,344
    64,500           Lincoln National Corp.                          6,196,031
    53,500           ReliaStar Financial Corp.                       1,966,125
    13,100           Torchmark Corp.                                   447,856
    15,600           Transamerica Corp.                              1,111,500
--------------------------------------------------------------------------------
                                                                    35,954,624
--------------------------------------------------------------------------------
Metals & Minerals -- 0.4%
    43,300           Alcoa Inc.                                      2,695,425
--------------------------------------------------------------------------------
Oil Production -- 6.7%
    99,103           BP Amoco PLC, ADR                              11,217,221
    28,900           Chevron Corp.                                   2,882,775
   149,500           Coastal Corp.                                   5,718,375
    85,900           Conoco Inc., Class A Shares                     2,330,038
    18,800           Exxon Corp.                                     1,561,575
    45,700           Mobil Corp.                                     4,787,075
   140,500           Noble Drilling Corp.+                           2,757,312

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    11

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1999
--------------------------------------------------------------------------------

                           MFS TOTAL RETURN PORTFOLIO

  SHARES                                SECURITY                        VALUE
================================================================================

Oil Production -- 6.7% (continued)
    45,000           Royal Dutch Petroleum Co., ADR                $ 2,640,937
     8,900           Schlumberger Ltd.                                 568,488
    44,900           Texaco Inc.                                     2,817,475
    55,400           Unocal Corp.                                    2,302,563
--------------------------------------------------------------------------------
                                                                    39,583,834
--------------------------------------------------------------------------------
Pollution Control -- 0.4%
    54,100           Browning-Ferris Industries Inc.                 2,157,238
--------------------------------------------------------------------------------
Printing & Publishing -- 0.9%
    44,700           Gannett Co., Inc                                3,165,319
    60,200           New York Times Co., Class A Shares              2,076,900
--------------------------------------------------------------------------------
                                                                     5,242,219
--------------------------------------------------------------------------------
Railroads -- 1.0%
    69,600           Burlington Northern Santa Fe Corp.              2,549,100
    16,900           Canadian National Railway Co.                   1,066,813
    59,500           Norfolk Southern Corp.                          1,944,906
--------------------------------------------------------------------------------
                                                                     5,560,819
--------------------------------------------------------------------------------
Real Estate -- 0.3%
    15,000           Boston Properties Inc.                            544,687
    55,000           Trinet Corporate Realty Trust, Inc.             1,509,063
--------------------------------------------------------------------------------
                                                                     2,053,750
--------------------------------------------------------------------------------
Retail Stores -- 1.5%
    87,000           American Stores Co.                             2,745,937
    78,800           Dayton-Hudson Corp.                             5,304,225
    29,900           Rite Aid Corp.                                    697,044
--------------------------------------------------------------------------------
                                                                     8,747,206
--------------------------------------------------------------------------------
Special Products & Services -- 1.9%
     6,600           Illinois Tool Works                               508,200
   150,500           McDonald's Corp.                                6,377,438
    72,000           Xerox Corp.                                     4,230,000
--------------------------------------------------------------------------------
                                                                    11,115,638
--------------------------------------------------------------------------------
Supermarkets -- 0.5%
    51,200           Fred Meyer Inc.+                                2,771,200
--------------------------------------------------------------------------------
Utilities - Electric -- 3.0%
    83,000           Carolina Power & Light Co.                      3,345,937
    42,000           CMS Energy Corp.                                1,848,000
    60,600           GPU Inc.                                        2,310,375
    27,000           PacifiCorp                                        450,563
    73,300           Pinnacle West Capital Corp.                     2,844,956
    60,600           Sempra Energy                                   1,257,450

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1999
--------------------------------------------------------------------------------

                           MFS TOTAL RETURN PORTFOLIO

  SHARES                                SECURITY                        VALUE
================================================================================

Utilities - Electric -- 3.0% (continued)
    40,000           Sierra Pacific Resources                      $ 1,425,000
    92,800           Southern Co.                                    2,511,400
    34,000           Texas Utilities Co.                             1,351,500
--------------------------------------------------------------------------------
                                                                    17,345,181
--------------------------------------------------------------------------------
Utilities - Gas -- 1.4%
    58,400           Columbia Energy Group                           2,806,850
    48,900           Eastern Enterprises                             1,757,344
    51,100           Sonat Inc.                                      1,826,825
    41,000           UGI Corp.                                         704,688
    49,200           Washington Gas Light Co.                        1,159,275
--------------------------------------------------------------------------------
                                                                     8,254,982
--------------------------------------------------------------------------------
                     TOTAL DOMESTIC COMMON STOCKS
                     (Cost -- $263,950,837)                        305,839,867
================================================================================
CONVERTIBLE PREFERRED STOCK -- 2.2%

Consumer Goods & Services -- 0.6%
    31,000           Newell Financial Trust, 5.250%++                1,770,875
    30,500           Newell Financial Trust, 5.250%                  1,742,313
--------------------------------------------------------------------------------
                                                                     3,513,188
--------------------------------------------------------------------------------
Insurance -- 0.4%
    90,200           Lincoln National Corp., 7.750%                  2,390,300
--------------------------------------------------------------------------------
Railroad -- 0.5%
    51,300           Union Pacific Cap. Trust, 6.250%                2,802,262
--------------------------------------------------------------------------------
Utilities - Electric -- 0.3%
    30,500           Texas Utilities Co., 9.250%                     1,568,844
--------------------------------------------------------------------------------
Utilities - Gas -- 0.4
    46,500           El Paso Energy Cap., 4.750%                     2,394,750
--------------------------------------------------------------------------------
                     TOTAL CONVERTIBLE PREFERRED STOCK
                     (Cost -- $11,829,054)                          12,669,344
================================================================================
PREFERRED STOCK -- 0.1%

Printing & Publishing -- 0.1%
    16,000           NB Capital Corp., 8.350% (Cost -- $400,000)       416,000
================================================================================
FOREIGN COMMON STOCK -- 2.1%

Netherlands -- 1.4%
    70,900           Akzo Nobel NV                                   3,206,770
    84,921           Ing Groep NV                                    5,238,044
--------------------------------------------------------------------------------
                                                                     8,444,814
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    13

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1999
--------------------------------------------------------------------------------

                           MFS TOTAL RETURN PORTFOLIO

  SHARES                                SECURITY                        VALUE
================================================================================

Switzerland -- 0.7%
     2,200           Nestle SA                                     $ 4,079,211
--------------------------------------------------------------------------------
                     TOTAL FOREIGN COMMON STOCK
                     (Cost -- $12,581,108)                          12,524,025
================================================================================

   FACE
  AMOUNT     RATING(a)                  SECURITY                        VALUE
================================================================================
CORPORATE BONDS -- 21.1%

Airlines -- 1.2%
$1,895,000   AA-     Atlas Air Inc., 7.200% due 1/2/19               1,901,632
                     Continental Airlines Inc.:
   290,000   Ba2       9.500% due 12/15/01                             297,975
   372,211   BBB+      9.500% due 10/15/13                             406,380
    92,995   Baa1      10.220% due 7/2/14                              103,057
   148,461   AA+       6.648% due 3/15/19                              148,313
 1,000,000   AA+       6.545% due 8/2/20                               992,900
                     Jet Equipment Trust:
   250,000   A+        9.410% due 6/15/10++                            286,132
   184,780   A+        8.640% due 11/1/12++                            201,797
   100,000   Baa1      10.690% due 11/1/13++                           122,610
   300,000   BBB       11.440% due 11/1/14++                           377,610
                     Northwest Airlines Inc.:
   535,000   BB        7.625% due 3/15/05                              499,556
   205,000   BB        8.700% due 3/15/07                              200,131
 1,500,000   AA        6.810% due 3/15/07                            1,482,750
--------------------------------------------------------------------------------
                                                                     7,020,843
--------------------------------------------------------------------------------
Automotive -- 0.6%
   785,000   BBB     Amerco, 7.850% due 5/15/03                        794,813
                     Federal-Mogul:
   500,000   BB+       7.500% due 7/1/04                               499,375
   175,000   BB+       7.750% due 7/1/06                               175,438
 1,929,000   BB+       7.500% due 1/15/09++                          1,890,420
   425,000   A1      Ford Motor Co., 8.900% due 1/15/32                524,875
--------------------------------------------------------------------------------
                                                                     3,884,921
--------------------------------------------------------------------------------
Bank/Finance -- 5.5%
 1,215,000   A       Ahold Finance USA Inc., 6.250% due 5/1/09       1,206,981
   801,000   A-      Aristar Inc., 5.850% due 1/27/04                  784,980
                     Associates Corp., NA:
   510,000   AA-       5.750% due 11/1/03                              504,900
 1,511,000   AA-       5.500% due 2/15/04                            1,482,669
 2,000,000   A       Bear Stearns Cos. Inc., 6.150% due 3/2/04       1,995,000
 1,425,000   BB-     Beaver Valley Funding Corp., 9.000% due 6/1/17  1,603,125

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
14                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1999
--------------------------------------------------------------------------------

                           MFS TOTAL RETURN PORTFOLIO

   FACE
  AMOUNT     RATING(a)                  SECURITY                        VALUE
================================================================================

Bank/Finance -- 5.5% (continued)
$  400,000   BB+     Capital One Financial Corp., 7.250%
                       due 12/1/03                                  $  406,500
   400,000   BB      Colonial Capital II, 8.920% due 1/15/27           391,500
   540,000   A       Countrywide Home Loan, 6.250% due 4/15/09         524,729
   815,000   A-      Donaldson Lufkin & Jenrette, 5.875% due 4/1/02    810,925
   280,000   BBB-    First Empire Capital Trust, 8.234% due 2/1/27     287,700
                     Ford Motor Credit:
 2,000,000   A1        5.750% due 2/23/04                            1,980,000
 3,900,000   A1        5.800% due 1/12/09                            3,739,125
   917,000   A       General Motors Accept Corp., 6.150% due 4/5/07    915,854
 4,000,000   A+      Goldman Sachs Group, 5.900% due 1/15/03++        3,980,000
                     GS Escrow Corp.:
 2,085,000   BB+       6.750% due 8/1/01                             2,092,819
 1,470,000   BB+       7.125% due 8/1/05                             1,479,188
 3,800,000   BBB     Marlin Water Trust, 7.090% due 12/15/01++       3,809,500
   500,000   BBB     Newcourt Credit Group, 6.875% due 2/16/05++        511,875
                     Providian National Bank:
   500,000   BBB-      6.700% due 3/15/03                              501,875
 2,000,000   BBB-      6.650% due 2/1/04                             2,007,500
   400,000   BB+     Riggs National Bank Corp., 8.500% due 2/1/06      417,000
   600,000   BBB-    Washington Mutual Capital Trust, 8.375%
                       due 6/1/27                                      641,250
--------------------------------------------------------------------------------
                                                                    32,074,995
--------------------------------------------------------------------------------
Collateralized Mortgage Obligations -- 1.9%
   859,000   AAA     American Express Credit Account Master Trust,     852,558
                       5.600% due 11/15/06
 1,041,430   AAA     Beneficial Mortgage Corp., 5.020%
                       due 9/28/37#                                  1,039,867
  383,506    Baa2*   Blackrock Capital Finance LLC, 7.750%
                       due 9/25/26++                                   295,838
 2,150,000   A       CRIIMI MAE Commercial Mortgage Trust,
                       7.000% due 3/2/11++                           1,946,085
 1,001,000   AAA     Discover Card Master Trust I, 5.650%
                       due 11/16/04                                    998,576
   925,000   AAA     Ford Credit Auto Owner Trust, 5.310%
                       due 4/16/01                                     914,363
   424,649   NR      Government National Mortgage Association,
                       8.000% due 6/20/25                              434,407
   377,000   AAA     Illinois Power Special Purpose Trust, 5.260%
                       due 6/25/03                                     374,997
                     Residential Accredit Loan, Inc.:
 1,300,000   AAA       7.000% due 3/25/28                            1,310,969
 1,740,000   AAA       6.750% due 10/25/28                           1,733,475
 1,359,000   AAA     Sears Credit Account Master Trust, 5.650%
                       due 3/17/09                                   1,338,615
--------------------------------------------------------------------------------
                                                                    11,239,750
--------------------------------------------------------------------------------
Consumer Goods & Services -- 0.5%
   400,000   BBB     Fingerhut Cos., 7.375% due 9/15/99                402,000
   224,000   NR      Jones Apparel, 6.250% due 10/1/01++               221,200
    55,000   A       Lowe's Cos., 6.875% due 2/15/28                    54,794

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    15

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1999
--------------------------------------------------------------------------------

                           MFS TOTAL RETURN PORTFOLIO

   FACE
  AMOUNT     RATING(a)                  SECURITY                        VALUE
================================================================================

Consumer Goods & Services -- 0.5% (continued)
$  280,000   BBB     Nabisco Inc., 6.375% due 2/1/05                $  273,000
 1,390,000   BBB-    Protection One Alarm, 7.375% due 8/15/05        1,360,463
                     Tommy Hilfiger USA Inc.:
   430,000   BBB-      6.500% due 6/1/03                               419,250
   330,000   BBB-      6.850% due 6/1/08                               323,400
--------------------------------------------------------------------------------
                                                                     3,054,107
--------------------------------------------------------------------------------
Entertainment/Media -- 1.7%
 1,803,000   BBB-    Hearst Argyle TV Inc., 7.500% due 11/15/27      1,800,746
 1,565,000   BBB-    J Seagram & Sons, 6.400% due 12/15/03           1,561,087
 1,073,000   BBB-    News America Holdings, 6.703% due 5/21/04       1,094,460
                     Time Warner Inc.:
 4,780,000   BBB       6.100% due 12/30/01++                         4,809,875
   705,000   BBB       10.150% due 5/1/12                              912,975
--------------------------------------------------------------------------------
                                                                    10,179,143
--------------------------------------------------------------------------------
Food & Beverage Product -- 0.1%
    30,000   A1      Pepsi Bottling Holdings Inc., 5.625%
                       due 2/17/09++                                    28,650
   697,000   A-      Whitman Corp., 6.375 due 5/1/09                   690,030
--------------------------------------------------------------------------------
                                                                       718,680
--------------------------------------------------------------------------------
Forest & Paper Products -- 0.1%
   200,000   BBB2    Georgia-Pacific Corp., 9.875% due 11/1/21         217,500
   200,000   B+      The Timberlands Co., 9.625% due 11/15/07          204,500
--------------------------------------------------------------------------------
                                                                       422,000
--------------------------------------------------------------------------------
Gaming -- 0.1%
   400,000   BBB-    Circus Circus Enterprise, 6.700% due 11/15/96     381,000
--------------------------------------------------------------------------------
Insurance -- 0.4%
   974,000   A       AFLAC Inc., 6.500% due 4/15/09++                  961,825
   176,000   BBB     Atlantic Mutual Ins. Co., 8.150% due 2/15/28++    163,460
   600,000   BBB     Conseco Inc., 6.400% due 6/15/01                  592,500
   741,000   B+      Providian Capital I, 9.525% due 2/1/27++          722,475
--------------------------------------------------------------------------------
                                                                     2,440,260
--------------------------------------------------------------------------------
Medical & Health Products -- 0.1%
   355,000   BBB     Bausch & Lomb Inc., 6.500% due 8/1/05             346,125
--------------------------------------------------------------------------------
Medical Services -- 0.1%
   160,000   BBB     Columbia Healthcare Corp., 6.875% due 7/15/01     156,200
--------------------------------------------------------------------------------
Oil/Oil Services -- 1.3%
   658,000   BBB+    Anadarko Petroleum Corp., 7.200% due 3/15/29      641,550
   320,000   A-      Conoco Inc., 5.900% due 4/15/04                   318,400
   885,000   BB+     Husky Oil Ltd., 8.900% due 8/15/28                862,875
   985,000   BBB-    McDermott Inc., 9.375% due 3/15/02              1,045,331

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
16                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1999
--------------------------------------------------------------------------------

                           MFS TOTAL RETURN PORTFOLIO

   FACE
  AMOUNT     RATING(a)                  SECURITY                        VALUE
================================================================================

Oil/Oil Services -- 1.3% (continued)
$  693,000   BBB     Occidental Petroleum Corp., 10.125%
                       due 11/15/01                                 $  752,771
   500,000   Baa1    ORYX Energy Co., 8.375% due 7/15/04               538,750
 3,377,000   A-      Phillips Petroleum Co., 7.000% due 3/30/29      3,343,230
   216,000   BB+     Seagull Energy, 7.500% due 9/15/27                177,660
   115,000   BBB     Ultramar Diamond Shamrock, 7.200% due 10/15/17    114,569
--------------------------------------------------------------------------------
                                                                     7,795,136
--------------------------------------------------------------------------------
Railroad -- 0.2%
 1,435,000   BBB-    Union Pacific Corp., 6.340% due 11/25/03        1,429,618
--------------------------------------------------------------------------------
Stores -- 1.5%
   355,000   Baa1    Dillards Inc., 7.130% due 8/1/18                  352,338
                     Federated Department Stores:
 1,725,000   BBB+      8.500% due 6/15/03                            1,869,469
 1,070,000   BBB+      6.300% due 4/1/09                             1,049,937
 5,000,000   Baa3    Saks Inc., 8.250% due 11/15/08                  5,412,500
--------------------------------------------------------------------------------
                                                                     8,684,244
--------------------------------------------------------------------------------
Telecommunications   -- 2.4%
                     AT&T Capital Corp.:
   809,000   BBB       6.250% due 5/15/01                              815,068
 2,000,000   BBB       7.250% due 11/15/00                           2,048,380
   857,000   AA-     AT&T Corp., 6.000% due 3/15/09                    837,718
 1,600,000   BB-     Century Communications Corp.,
                       zero coupon bond to yield 8.788% due 1/15/08    768,000
 1,571,000   BBB-    Continental Cablevision, 11.000% due 6/1/07     1,661,332
 3,290,000   BB+     CSC Holdings, 7.625% due 7/15/18                3,310,562
 1,000,000   B       FrontierVision LP, 11.000% due 10/15/06         1,125,000
                     MCI WorldCom Inc.:
   100,000   BBB+      8.875% due 1/15/06                              107,625
   412,000   BBB+      6.950% due 8/15/28                              407,880
   817,000   BBB+    Sprint Capital Corp., 5.875% due 5/1/04           808,830
 1,825,000   A       TCI Communication, 9.650% due 3/31/27           2,151,219
--------------------------------------------------------------------------------
                                                                    14,041,614
--------------------------------------------------------------------------------
Utilities -- 3.4%
                     Calenergy Co. Inc.:
    10,000   BBB-      7.230% due 9/15/05                               10,338
   667,000   BBB-      9.500% due 9/15/06                              746,206
     5,000   BBB-      7.520% due 9/15/08                                5,275
 2,600,000   BBB-    CE Generation LLC, 7.416% due 12/15/08++        2,619,500
                     Cleveland Electric Illumination:
   500,000   BB+       7.880% due 11/1/17                              530,000
   203,000   BB+       9.000% due 7/1/23                               214,926
 1,900,000   BB      CMS Energy Corp., 6.750% due 1/15/04++          1,869,125

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    17

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1999
--------------------------------------------------------------------------------

                           MFS TOTAL RETURN PORTFOLIO

   FACE
  AMOUNT     RATING(a)                  SECURITY                        VALUE
================================================================================

Utilities -- 3.4% (continued)
                     Connecticut Lighting & Power Co.
$1,500,000   N/R       8.590% due 6/5/03++                        $  1,534,800
   500,000   BB+       7.875% due 10/1/24                              518,750
   135,000   BB+     El Paso Electric Co., 8.900% due 2/1/06           152,550
   544,000   BBB+    Entergy Mississippi Inc., 5.645% due 5/3/04       543,037
   628,288   BBB-    GG1B Funding Corp., 7.430% due 1/15/11            640,853
                     MidAmerican Funding LLC:
   780,000   BBB+      5.850% due 3/1/01++                             780,000
   440,000   BBB+      6.927% due 3/1/29++                             433,950
   109,000   BB      Midland Funding II, 11.750% due 7/23/05           123,170
 2,400,000   BB+     Niagara Mohawk Power Corp.,
                       zero coupon bond to yield 6.963% due 7/1/10   1,911,000
                     Niagara Mohawk Power Corp.:
   650,000   BB+       7.250% due 10/1/02                              665,437
   411,000   BBB       7.750% due 5/15/06                              436,174
 1,018,000   BBB-      8.770% due 1/1/18                             1,081,625
   450,000   BBB       8.750% due 4/1/22                               478,688
   140,000   BBB       8.500% due 7/1/23                               147,000
   163,000   B+      North Atlantic Energy, 9.050% due 6/1/02          164,426
   230,942   B+      Northeast Utilities, 8.580% due 12/1/06           232,386
                     Salton Sea Funding:
    80,436   BBB       7.370% due 5/30/05                               83,050
 1,100,000   BBB       7.840% due 5/30/10                            1,164,625
 1,724,331   BBB-    Seabrook, 7.830% due 1/2/19                     1,720,365
   215,000   BBB     Tennessee Gas Pipeline Co., 7.000% due 10/15/28   212,850
   400,000   Baa1    Texas Gas Transmission Corp., 7.250%
                       due 7/15/27                                     403,500
   400,000   BB+     Toledo Edison, 7.875% due 8/1/04                  417,500
   100,000   BBB     Utilicorp United Inc., 8.450% due 11/15/99        101,500
   316,692   BBB-    Waterford 3 Funding - Entergy, 8.090%
                       due 1/2/17                                      327,777
--------------------------------------------------------------------------------
                                                                    20,270,383
--------------------------------------------------------------------------------
                     TOTAL CORPORATE BONDS
                     (Cost -- $125,063,225)                        124,139,019
================================================================================
CONVERTIBLE CORPORATE BONDS -- 1.1%
 3,350,000   A+      Bell Atlantic Financial Service, 4.250%
                       due 9/15/05++                                 3,697,730
   740,000   BBB-    HealthSouth Corp., 3.250% due 4/1/03              634,550
 1,670,000   A-      Xerox Corp., 0.570% due 4/21/18++                 997,825
 2,290,000   A-      Xerox Corp., 0.570% due 4/21/18                 1,436,975
--------------------------------------------------------------------------------
                     TOTAL CONVERTIBLE CORPORATE BONDS
                     (Cost -- $6,742,013)                            6,767,080
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
18                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1999
--------------------------------------------------------------------------------

                           MFS TOTAL RETURN PORTFOLIO

   FACE
  AMOUNT     RATING(a)                  SECURITY                        VALUE
================================================================================
FOREIGN BONDS -- 0.2%

Colombia -- 0.1%
$  245,000   BBB-    Republic of Colombia, 10.986% due 8/13/05      $  234,588
--------------------------------------------------------------------------------
Finland -- 0.1%
   140,000   BBB+    UPM Kymmene Corp., 7.450% due 11/26/27++          135,450
--------------------------------------------------------------------------------
                     TOTAL FOREIGN BONDS
                     (Cost -- $384,294)                                370,038
================================================================================
U.S. GOVERNMENT AGENCIES & OBLIGATIONS -- 11.8%
   535,000           U.S. Treasury Note, 5.875% due 11/15/05           550,001
 5,385,000           U.S. Treasury Note, 6.500% due 10/15/06         5,737,394
   275,000           U.S. Treasury Note, 4.750% due 11/15/08           262,796
   100,000           U.S. Treasury Bond, 9.875% due 11/15/15           141,740
13,430,000           U.S. Treasury Bond, 6.375% due 8/15/27@        14,339,480
 2,616,000           U.S. Treasury Bond, 6.125% due 11/15/27         2,707,743
 1,795,000           U.S. Treasury Bond, 5.500% due 8/15/28          1,709,684
   440,000           U.S. Treasury Bond, 5.250% due 11/15/28           407,141
 6,125,000           U.S. Treasury Bond, 5.250% due 2/15/29          5,756,520
 2,100,000           Federal Home Mortgage Corp.
                       6.500% due 8/13/27(b)                         2,088,828
 6,299,370           Federal Home Mortgage Corp.
                       6.500% due 4/1/29                             6,269,826
 1,400,000           Federal National Mortgage Association,
                       5.722% due 3/25/09                            1,358,438
 4,045,212           Federal National Mortgage Association,
                       6.000% due 12/1/13                            4,011,071
 3,321,500           Federal National Mortgage Association,
                       6.500% due 11/1/28                            3,302,798
 1,258,714           Government National Mortgage Association,
                       8.000% due 10/15/25 through 7/15/26           1,312,990
 8,666,890           Government National Mortgage Association,
                       7.500% due 8/15/25 through 12/12/27           8,937,731
 3,519,798           Government National Mortgage Association,
                       6.500% due 12/15/28                           3,499,982
 6,584,632           Government National Mortgage Association,
                       7.000% due 3/15/29                            6,689,525
--------------------------------------------------------------------------------
                     TOTAL U.S. GOVERNMENT
                     AGENCIES & OBLIGATIONS
                     (Cost -- $70,912,866)                          69,083,688
================================================================================
                     SUB-TOTAL INVESTMENTS
                     (Cost -- $491,863,397)                        531,809,061
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    19

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1999
--------------------------------------------------------------------------------

                           MFS TOTAL RETURN PORTFOLIO

   FACE
  AMOUNT                                SECURITY                        VALUE
================================================================================
SHORT-TERM SECURITIES -- 9.2%
$12,300,000          Federal Farm Credit Bank, 4.640% due 5/3/99  $ 12,296,829
  7,000,000          Federal Home Loan Bank, 4.900% due 5/3/99       6,998,094
  5,500,000          Federal Home Loan Bank, 4.670% due 5/12/99      5,492,152
  7,000,000          Federal Home Loan Mortgage Corp., 4.710%
                       due 5/7/99                                    6,994,505
  7,000,000          Federal Home Loan Mortgage Corp., 4.710%
                       due 5/14/99                                   6,988,094
  8,000,000          Federal National Mortgage Association,
                       4.660% due 5/5/99                             7,995,858
  7,400,000          Federal National Mortgage Association,
                       4.730% due 5/18/99                            7,383,472
--------------------------------------------------------------------------------
                     TOTAL SHORT-TERM SECURITIES
                     (Cost -- $54,149,004)                          54,149,004
================================================================================
                     TOTAL INVESTMENTS -- 100%
                     (Cost -- $546,012,401**)                     $585,958,065
================================================================================

(a) All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's"), except those which are identified by an asterick (*), which are rated by Moody's Investors Service, Inc. ("Moody's").
(b) Security is traded on a to-be-announced ("TBA") basis.
+   Non-income producing security.
++ Security exempt from registration under rule 144A of the Securities Act of 1933. The securities may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.
#   Variable rate - resets monthly.
@   Security is segregated for TBA purchases.
**  Aggregate cost for Federal income tax purposes is substantially the same.

    See page 26 for definition of ratings.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
20                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1999
--------------------------------------------------------------------------------

                       TRAVELERS MANAGED INCOME PORTFOLIO

   FACE
  AMOUNT    RATING(a)                   SECURITY                        VALUE
================================================================================
U.S. GOVERNMENT AGENCIES & OBLIGATIONS -- 11.5%
$   77,000           Federal National Mortgage Association,
                       6.838% due 6/17/11                        $      76,570
10,800,000           U.S. Treasury Bond, 4.750% due 11/15/08        10,320,696
--------------------------------------------------------------------------------
                     TOTAL U.S. GOVERNMENT
                       AGENCIES & OBLIGATIONS
                       (Cost -- $10,496,281)                        10,397,266
================================================================================
CORPORATE BONDS -- 57.8%

Building Products -- 0.3%
   275,000   BBB     Noranda Forest, 8.875% due 10/15/99               278,438
--------------------------------------------------------------------------------
Communications -- 11.1%
 3,800,000   BBB+    MCI Worldcom, 6.400% due 8/15/05                3,828,498
 4,000,000   BBB+    Sprint Capital Corp., 5.875% due 5/1/04         3,960,000
 2,225,000   AA-     TCI Communications Inc., 6.375% due 5/1/03      2,261,156
--------------------------------------------------------------------------------
                                                                    10,049,654
--------------------------------------------------------------------------------
Financial Services -- 21.8%
 3,400,000   BBB     AT&T Captial Corp., 6.875% due 1/16/01          3,459,500
 1,700,000   A3*     Banponce Financial, 7.300% due 6/5/02           1,753,125
 3,400,000   BBB-    Capital One Bank, 6.750% due 1/27/03            3,408,421
 2,025,000   A+      CIT Group Holdings, Inc. 5.500% due 10/15/01    2,014,875
 1,800,000   BBB+    Comdisco Inc., 6.130% due 8/1/01                1,815,750
 3,000,000   A-      Finova Capital Corp., 6.310% due 11/6/00        3,023,850
   275,000   BB+     Golden State Holdings, 7.000% due 8/1/03          275,344
                     Orix Credit Alliance:
 1,100,000   NR        6.400% due 11/22/99                           1,100,000
 2,900,000   BBB+      6.780% due 5/15/01+                           2,896,375
--------------------------------------------------------------------------------
                                                                    19,747,240
--------------------------------------------------------------------------------
Health Care -- 2.6%
 2,400,000   BB+     Columbia /HCA Healthcare, 6.630% due 7/15/45    2,295,000
--------------------------------------------------------------------------------
Industrial -- 0.6%
    50,000   A3*     Carpenter Technology Corp., 7.440% due 8/16/99     50,250
                     Navistar International:
   140,000   BB+       Sr. Notes, 7.000% due 2/1/03                    141,575
    75,000   BB-       Sr. Sub. Notes, 8.000% due 2/1/08                78,188
   250,000   CCC+    Steel Heddle Manufacturing Co.,
                       Sr. Sub. Notes, 10.625% due 6/1/08              150,000
    70,000   B       US Can Corp., Sr. Sub. Notes, 10.125% due
                       10/15/06                                         74,375
--------------------------------------------------------------------------------
                                                                       494,388
--------------------------------------------------------------------------------
Oil -- 5.7%
 3,000,000   A       Atlantic Richfield Co., 5.900% due 4/15/09      2,943,750
    35,000   BBB-    Norcen Energy Resources, Ltd., 7.375% due
                       5/15/06                                          34,869
 2,100,000   BBB     Occidental Petroleum Corp., 7.650% due 2/15/06  2,163,000

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    21

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1999
--------------------------------------------------------------------------------

                       TRAVELERS MANAGED INCOME PORTFOLIO

   FACE
  AMOUNT    RATING(a)                   SECURITY                        VALUE
================================================================================
Oil -- 5.7% (continued)
$   40,000   Baa1*   ORYX Energy Co., 10.000% due 4/1/01            $   42,700
--------------------------------------------------------------------------------
                                                                     5,184,319
--------------------------------------------------------------------------------
Retail -- 6.5%
   800,000   A-      Dayton Hudson Corp., 6.800% due 10/1/01           818,000
 1,999,000   BBB+    Federated Dept. Stores, Sr. Notes, 8.125%
                       due 10/15/02                                  2,123,938
                     Saks Inc:
 1,275,000   BB+       7.250% due 12/1/04                            1,305,281
 1,600,000   BB+       7.500% due 12/1/10                            1,650,000
--------------------------------------------------------------------------------
                                                                     5,897,219
--------------------------------------------------------------------------------
Tobacco -- 2.0%
   280,000   BBB     Nabisco Inc., 6.000% due 2/15/11                  279,650
 1,490,000   A       Philip Morris Cos., Inc., 7.500% due 1/15/02    1,538,425
--------------------------------------------------------------------------------
                                                                     1,818,075
--------------------------------------------------------------------------------
Utilities -- 7.2%
 2,525,000   BBB-    Calenergy Co., Inc., 7.230% due 9/15/05         2,610,219
   900,000   BB      CMS Energy Corp., 6.750% due 1/15/04+             885,375
 3,000,000   BBB     Marlin Water Trust, 7.090% due 12/15/01+        3,007,500
--------------------------------------------------------------------------------
                                                                     6,503,094
--------------------------------------------------------------------------------
                     TOTAL CORPORATE BONDS
                     (Cost -- $52,360,993)                          52,267,427
================================================================================

    SHARES                              SECURITY                         VALUE
================================================================================
WARRANT++ -- 0%
       150           Loral Orion Network Systems, Inc., Expire
                       1/31/07
                     (Cost -- $105)                                      1,425
================================================================================
                     SUB-TOTAL INVESTMENTS
                     (Cost -- $62,857,379)                          62,666,118
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
22                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1999
--------------------------------------------------------------------------------

                       TRAVELERS MANAGED INCOME PORTFOLIO

   FACE
  AMOUNT                                SECURITY                        VALUE
================================================================================
REPURCHASE AGREEMENTS -- 30.7%
$18,753,000          CS First Boston Corp., 4.850% due 5/3/99
                     Proceeds at maturity - $18,760,579;
                     (Fully collateralized by U.S. Treasury
                     Bills due 7/29/99; Market value -
                     $19,128,358)                                  $18,753,000
  9,000,000          Chase Manhattan Bank, 4.770% due 5/3/99
                     Proceeds at maturity - $9,003,578; (Fully
                     collateralized by U.S. Treasury Bonds
                     8.125% due 8/15/21; Market value -
                     $9,181,550)                                     9,000,000
--------------------------------------------------------------------------------
                     TOTAL REPURCHASE AGREEMENTS
                     (Cost -- $27,753,000)                          27,753,000
================================================================================
                     TOTAL INVESTMENTS -- 100%
                     (Cost -- $90,610,379**)                       $90,419,118
================================================================================

(a) All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's"), except those which are identified by an asterisk (*) which are rated by Moody's Investors Service Inc. ("Moody's").
+ Security is exempt from registration under Rule 144A of the Securities Act 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.
++  Non-income producing security.
**  Aggregate cost for Federal income tax purposes is substantially the same.

See page 26 for definition of ratings.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    23

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1999
--------------------------------------------------------------------------------

                       SMITH BARNEY MONEY MARKET PORTFOLIO

    FACE                                                ANNUALIZED
   AMOUNT                   SECURITY                       YIELD        VALUE
================================================================================
U.S. GOVERNMENT AGENCY -- 1.2%
$3,000,000   Federal Home Loan Mortgage Corp. matures 10/8/99
             (Cost -- $2,936,800)                          4.86%    $ 2,936,800
================================================================================
COMMERCIAL PAPER -- 67.2%
 7,000,000   AT&T Corp. matures 5/24/99                    4.77       6,978,757
 5,000,000   Bank America Corp. matures 6/16/99            4.89       4,969,142
 5,000,000   Bank of New York matures 5/6/99               4.86       4,996,667
 8,000,000   BCI Funding Corp. matures 6/10/99 to
               6/15/99                                 4.86 to 4.98   7,954,997
 8,000,000   Bell Atlantic Financial Services matures
               5/3/99                                      4.90       7,997,822
 7,000,000   Chase Manhattan Bank Corp.
               matures 5/14/99 to 7/12/99              4.83 to 4.90   6,972,126
 5,000,000   Cregem North America matures 5/25/99          4.80       4,984,067
 7,000,000   Daimler-Chrysler matures 5/6/99               4.82       6,995,324
 6,000,000   Ford Motor Credit matures 05/06/99            4.85       5,996,008
 5,000,000   General Electric Capital Corp. matures
               6/18/99                                     4.84       4,967,933
 2,000,000   General Electric Capital Corp. matures
               7/15/99                                     4.90       1,980,083
 3,000,000   Generale Bank matures 5/11/99                 4.89       2,995,975
 8,000,000   Goldman Sachs & Co. matures 5/3/99 to
               5/27/99                                 4.92 to 4.99   7,991,311
 5,000,000   GTE Funding Corp. matures 5/27/99             4.79       4,982,775
 7,000,000   J.P. Morgan & Co. matures 6/28/99 to
               7/12/99                                 4.90 to 4.97   6,941,611
 7,000,000   Lloyd's Bank matures 6/14/99                  4.84       6,958,933
 7,000,000   Lucent Technologies matures 5/12/99           4.85       6,989,669
 7,000,000   National Australia Fund matures 5/14/99       4.82       6,987,867
 8,000,000   Nestle Capital Corp. matures 5/3/99           4.91       7,997,818
 7,000,000   Procter & Gamble Co. Inc., matures 6/28/99    4.82       6,946,092
 6,000,000   San Paolo US Finance Inc. matures 6/22/99
               to 7/7/99                               4.88 to 5.05   5,951,725
 5,000,000   Shell Oil Co. matures 6/22/99                 4.81       4,965,478
 5,000,000   Transamerica Finance Corp. matures 6/23/99    4.83       4,964,740
 6,398,000   Union Bank of Switzerland matures 5/3/99      4.84       6,396,280
 8,843,000   USAA Capital Corp. matures 5/3/99 to
               6/21/99                                 4.82 to 4.88   8,815,621
--------------------------------------------------------------------------------
             TOTAL COMMERCIAL PAPER
             (Cost -- $154,678,821)                                 154,678,821
================================================================================
DOMESTIC CERTIFICATES OF DEPOSIT -- 0.9%
 2,000,000   Wachovia Bank matures 7/30/99
             (Cost -- $2,000,049)                          4.85       2,000,049
================================================================================
FOREIGN CERTIFICATES OF DEPOSIT -- 18.3%
 5,000,000   Bank of Nova Scotia matures 7/6/99            4.88       5,000,091
 3,000,000   Barclays Bank matures 9/8/99                  4.95       3,000,000
 5,000,000   Bayerische Vereinsbank matures 6/23/99        4.85       5,000,145
 7,000,000   Cariplo mature 7/1/99 to 7/12/99          4.91 to 4.94   7,000,142
 2,000,000   International Nederlanden Group matures
               8/19/99                                     4.95       2,000,119
 3,000,000   International Nederlanden Group matures
               9/20/99                                     4.98       2,999,845

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
24                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1999
--------------------------------------------------------------------------------

                       SMITH BARNEY MONEY MARKET PORTFOLIO

    FACE                                                ANNUALIZED
   AMOUNT                   SECURITY                       YIELD        VALUE
================================================================================
FOREIGN CERTIFICATES OF DEPOSIT -- 18.3% (continued)
$5,000,000   KBC Bank matures 6/17/99                      4.90%    $  4,999,991
 7,000,000   Toronto Dominion Bank matures 6/16/99         4.84        7,000,089
 5,000,000   Westdeutsche Landesbank matures 7/7/99        4.89        5,000,132
--------------------------------------------------------------------------------
             TOTAL FOREIGN CERTIFICATES OF DEPOSIT
             (Cost -- $41,000,564)                                    42,000,554
================================================================================
TIME DEPOSITS -- 9.1%
 7,000,000   Bank Austriaengellschaft matures 5/3/99       4.94        7,000,000
 7,000,000   Dresdner Bank matures 5/3/99                  4.97        7,000,000
 7,000,000   Paribas matures 5/3/99                        4.94        7,000,000
--------------------------------------------------------------------------------
             TOTAL TIME DEPOSITS
             (Cost -- $21,999,990)                                    21,000,000
================================================================================
REPURCHASE AGREEMENT -- 3.3%
 7,486,000   Morgan Stanley Dean Witter & Co.,
             4.870% due 5/3/99; Proceeds at maturity
             -- $7,489,038; (Fully collateralized by
             U.S. Treasury Bills, 9.125% due
             7/29/99; Market value -- $7,674,935)
             (Cost -- $7,486,000)                           4.87       7,486,000
================================================================================
             TOTAL INVESTMENTS -- 100%
             (Cost -- $230,102,224)                                 $230,102,224
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    25

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard and Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA        -- Bonds rated "AAA" have the highest rating assigned by Standard
              & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA         -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.

A          -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB        -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B and  -- Bonds rated "BB" and "B" are regarded, on balance, as
CCC predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B," and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighted by large uncertainties or major risk exposure to adverse conditions.

Moody's Investors Service Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "A" to "Caa," where 1 is the highest and 3 the lowest rating within its generic category.

A          -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa        -- Bonds rated "Baa" are considered to be medium grade
              obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba         -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B          -- Bonds rated "B" generally lack characteristics of the desirable investments. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa        -- Bonds that are rated "Caa" are of poor standing. Such issues may be in default or present elements of danger with respect to principal or interest.

NR         -- Indicates that the bond is not rated by Standard & Poor's or
              Moody's.


--------------------------------------------------------------------------------
26                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Assets and Liabilities (unaudited)                  April 30, 1999
--------------------------------------------------------------------------------

                                                                         Travelers     Smith Barney
                                                          MFS Total       Managed         Money
                                                           Return         Income          Market
                                                          Portfolio      Portfolio      Portfolio
====================================================================================================
ASSETS:
  Investments, at value
    (Cost - $491,863,397
    and $62,857,379 respectively)                        $531,809,061   $ 62,666,118              --
  Short-term investments, at value
    (Cost - $54,149,004, $27,753,000
    and $230,102,224, respectively)                        54,149,004     27,753,000    $230,102,224
  Cash                                                        478,070            587             820
  Receivable for securities sold                            2,072,088             --              --
  Receivable from Manager                                          --          2,666              --
  Dividends and interest receivable                         3,409,890      1,010,301         224,359
----------------------------------------------------------------------------------------------------
  Total Assets                                            591,918,113     91,432,672     230,327,403
----------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                          8,699,345      6,958,198              --
  Management fees payable                                     385,214         99,302          71,195
  Dividends payable                                                --             --         374,734
  Payable for open forward foreign
    currency contract (Note 5)                                  1,065             --              --
  Accrued expenses                                             26,657         17,699         100,469
----------------------------------------------------------------------------------------------------
  Total Liabilities                                         9,112,281      7,075,199         546,398
----------------------------------------------------------------------------------------------------
Total Net Assets                                         $582,805,832   $ 84,357,473    $229,781,005
====================================================================================================
NET ASSETS:
  Par value of capital shares                            $        329   $         71    $      2,298
  Capital paid in excess of par value                     476,663,228     80,659,158     229,778,707
  Undistributed net investment income                      20,493,074      4,389,522              --
  Accumulated net realized gain (loss) from
    security transactions and foreign currencies           45,673,784       (500,017)             --
  Net unrealized appreciation (depreciation)
    of investments and foreign currencies                  39,975,417       (191,261)             --
----------------------------------------------------------------------------------------------------
Total Net Assets                                         $582,805,832   $ 84,357,473    $229,781,005
====================================================================================================
Shares Outstanding                                         32,866,629      7,115,805     229,781,005
----------------------------------------------------------------------------------------------------
Net Asset Value                                          $      17.73   $      11.85    $       1.00
----------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    27

--------------------------------------------------------------------------------
Statements of Operations (unaudited)
--------------------------------------------------------------------------------

For the Six Months Ended April 30, 1999

                                                                         Travelers     Smith Barney
                                                          MFS Total       Managed         Money
                                                           Return         Income          Market
                                                          Portfolio      Portfolio      Portfolio
====================================================================================================
INVESTMENT INCOME:
  Interest                                               $  7,253,283   $  2,220,728    $  4,629,074
  Dividends                                                 2,822,855             --              --
  Less: Foreign withholding tax                               (28,647)            --              --
----------------------------------------------------------------------------------------------------
  Total Investment Income                                  10,047,491      2,220,728       4,629,074
----------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 3)                                  2,078,864        234,603         439,422
  Custody                                                      22,386          4,535           8,635
  Audit and legal                                              15,559          8,922          10,927
  Directors' fees                                              11,495          2,033           2,795
  Shareholder communications                                   10,920          4,649           7,536
  Pricing service fees                                          6,552         11,513              --
  System servicing fees                                         4,004          3,700           3,061
  Registration fees                                                --            618           1,727
  Other                                                        11,820          1,301          39,401
----------------------------------------------------------------------------------------------------
  Total Expenses                                            2,161,600        271,874         513,504
----------------------------------------------------------------------------------------------------
Net Investment Income                                       7,885,891      1,948,854       4,115,570
----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN
CURRENCIES (NOTES 4 AND 5):
  Realized Gain (Loss) From:
    Securities transactions
      (excluding short-term securities*)                   16,051,916     (1,106,404)            994
    Foreign currency transactions                             (63,014)            --              --
----------------------------------------------------------------------------------------------------
  Net Realized Gain (Loss)                                 15,988,902     (1,106,404)            994
----------------------------------------------------------------------------------------------------
  Changes in Net Unrealized Appreciation
  (Depreciation) of Investments and
  Foreign Currencies:
    Beginning of period                                    17,220,430       (555,535)             --
    End of period                                          39,975,417       (191,261)             --
----------------------------------------------------------------------------------------------------
  Change in Net Unrealized
    Appreciation (Depreciation)                            22,754,987        364,274              --
----------------------------------------------------------------------------------------------------
Net Gain (Loss) on Investments
    and Foreign Currencies                                 38,743,889       (742,130)            994
----------------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                   $ 46,629,780   $  1,206,724    $  4,116,564
====================================================================================================

* Represents only gains from the sale of short-term securities for the Smith Barney Money Market Portfolio.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
28                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Six Months Ended April 30, 1999 (unaudited) and the Year Ended October 31, 1998

MFS Total Return Portfolio                                        1999             1998
===========================================================================================
OPERATIONS:
  Net investment income                                      $   7,885,891    $  12,458,479
  Net realized gain                                             15,988,902       29,863,794
  Increase (decrease) in net unrealized appreciation            22,754,987       (9,196,861)
-------------------------------------------------------------------------------------------
  Increase in Net Assets From Operations                        46,629,780       33,125,412
-------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                 --       (6,865,134)
  Net realized gains                                                    --      (11,682,166)
-------------------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                                       --      (18,547,300)
-------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
  Net proceeds from sale of shares                              76,189,499      167,526,814
  Net asset value of shares issued
    for reinvestment of dividends                                       --       18,547,300
  Cost of shares reacquired                                     (2,287,225)      (1,963,578)
-------------------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                                     73,902,274      184,110,536
-------------------------------------------------------------------------------------------
Increase in Net Assets                                         120,532,054      198,688,648

NET ASSETS:
  Beginning of period                                          462,273,778      263,585,130
-------------------------------------------------------------------------------------------
  End of period*                                             $ 582,805,832    $ 462,273,778
===========================================================================================
*Includes undistributed net investment income of:            $  20,493,074    $  12,670,197
===========================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    29

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

For the Six Months Ended April 30, 1999 (unaudited) and the year Ended October 31, 1998

Travelers Managed Income Portfolio                                1999             1998
===========================================================================================
OPERATIONS:
  Net investment income                                      $   1,948,854    $   2,444,409
  Net realized gain (loss)                                      (1,106,404)         606,030
  Increase (decrease) in net unrealized
    appreciation of investments                                    364,274       (1,137,406)
-------------------------------------------------------------------------------------------
  Increase in Net Assets From Operations                         1,206,724        1,913,033
-------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                 --       (1,768,427)
  Net realized gains                                                    --          (75,046)
-------------------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                                       --       (1,843,473)
-------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
  Net proceeds from sale of shares                              27,746,914       27,200,431
  Net asset value of shares issued
    for reinvestment of dividends                                       --        1,843,473
  Cost of shares reacquired                                     (2,151,861)      (3,336,756)
-------------------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                                     25,595,053       25,707,148
-------------------------------------------------------------------------------------------
Increase in Net Assets                                          26,801,777       25,776,708

NET ASSETS:
  Beginning of period                                           57,555,696       31,778,988
-------------------------------------------------------------------------------------------
  End of period*                                             $  84,357,473    $  57,555,696
===========================================================================================
*Includes undistributed net investment income of:            $   4,389,522    $   2,440,668
===========================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
30                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

For the Six Months Ended April 30, 1999 (unaudited) and the Year Ended October 31, 1998

Smith Barney Money Market Portfolio                               1999             1998
===========================================================================================
OPERATIONS:
  Net investment income                                      $   4,115,570    $   5,939,071
  Net realized gain                                                    994               50
-------------------------------------------------------------------------------------------
  Increase in Net Assets From Operations                         4,116,564        5,939,121
-------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income                                         (4,115,570)      (5,939,071)
  Net realized gains                                                  (994)             (50)
-------------------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                               (4,116,564)      (5,939,121)
-------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
  Net proceeds from sale of shares                             897,297,856      456,432,130
  Net asset value of shares issued
    for reinvestment of dividends                                4,080,050        5,823,491
  Cost of shares reacquired                                   (836,274,345)    (408,746,205)
-------------------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                                     65,103,561       53,509,416
-------------------------------------------------------------------------------------------
Increase in Net Assets                                          65,103,561       53,509,416

NET ASSETS:
  Beginning of period                                          164,677,444      111,168,028
-------------------------------------------------------------------------------------------
  End of period                                              $ 229,781,005    $ 164,677,444
===========================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    31

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The MFS Total Return, Travelers Managed Income (formerly known as TBC Managed Income Portfolio) and Smith Barney Money Market Portfolios ("Portfolio(s)") are separate investment portfolios of the Travelers Series Fund Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these Portfolios and ten other separate investment portfolios:
Alliance Growth, AIM Capital Appreciation, GTGlobal Strategic Income, Putnam Diversified Income, Smith Barney High Income, Smith Barney Large Cap Value, Smith Barney International Equity, Smith Barney Pacific Basin, Smith Barney Large Capitalization Growth and Van Kampen American Capital Enterprise Portfolios. Shares of the Fund are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate semi-annual reports.

The significant accounting policies consistently followed by the Portfolios are:
(a) security transactions are accounted for on trade date; (b) the Smith Barney Money Market Portfolio uses the amortized cost method for valuing all of its portfolios securities; the MFS Total Return and Travelers Managed Income Portfolios use the amortized cost method for valuing securities with maturities less than 60 days, accordingly, the cost of securities plus accreted discount or minus amortized premium, approximates value; (c) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government agencies and obligations are valued at the mean between the bid and ask prices; (d) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence;
(e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting


--------------------------------------------------------------------------------
32                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

principles. At October 31, 1998, reclassifications were made to the capital accounts of the MFS Total Return Portfolio and the Travelers Managed Income Portfolio to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net realized gain amounting to $13,675 was reclassified to paid-in capital for the MFS Total Return Portfolio. Net investment income, net realized gains and net assets were not affected by this change; (j) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Dividends

The Smith Barney Money Market Portfolio declares and records a dividend of substantially all its net investment income on each business day. Such dividends are paid or reinvested monthly on the payable date.

3. Management Agreement and Transactions with Affiliated Persons

SSBC Fund Management Inc. ("SSBC"), formerly known as Mutual Management Corp., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment manager of the Smith Barney Money Market Portfolio ("SBMM"). Travelers Investment Adviser, Inc. ("TIA"), an affiliate of SSBC, acts as the investment manager of the MFS Total Return ("MFSTR") and the Travelers Managed Income ("TMI") Portfolios. Effective March 27, 1998, the management fee SBMM pays SSBC was decreased from an annual rate of 0.60% to 0.50% of the average daily net assets of the Portfolio. MFSTR and TMI pay TIA a management fee calculated at an annual rate of 0.80% and 0.65%, respectively, of the average daily net assets of each Portfolio. These fees are calculated daily and paid monthly.

TIA has sub-advisory agreements with Massachusetts Financial Services Company ("MFS") and Travelers Asset Management International Corporation ("TAMIC"). Pursuant to each sub-advisory agreement, MFS and TAMIC are responsible for the day-to-day portfolio operations and investment decisions for MFSTR and TMI, respectively, and are compensated for such services at an annual rate of 0.375% and 0.30%, respectively, of the average daily net assets of MFSTR and TMI. These fees are calculated daily and paid monthly.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    33

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

TIA has entered into a Sub-Administrative Services Agreement with SSBC. TIA pays SSBC, as sub-administrator, a fee calculated at an annual rate of 0.10% of the average daily net assets of MFSTR and TMI.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the primary broker for its portfolio agency transactions.

All officers and one Director of the Fund are employees of SSB.

4. Investments

During the six months ended April 30, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                     MFSTR            TMI
--------------------------------------------------------------------------------
Purchases                                        $365,118,014     $208,469,218
--------------------------------------------------------------------------------
Sales                                             270,809,569      200,293,273
--------------------------------------------------------------------------------

At April 30, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                     MFSTR            TMI
--------------------------------------------------------------------------------
Gross unrealized appreciation                    $ 49,994,920       $  241,390
Gross unrealized depreciation                     (10,049,256)        (432,651)
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)       $ 39,945,664       $ (191,261)
--------------------------------------------------------------------------------

5. Forward Foreign Currency Contracts

At April 30, 1999, MFSTR had open forward foreign currency contracts as described below. The Portfolio bears the market risk that arises from changes in foreign currency exchange rates. The unrealized loss on the contracts reflected in the accompanying financial statements were as follows:

                                           Local     Market     Settlement   Unrealized
Foreign Currency                         Currency     Value        Date         Loss
========================================================================================
MFS Total Return Portfolio
To Buy:
European Currency Unit                   193,629    $204,860     5/4/99      $  (1,065)
----------------------------------------------------------------------------------------
Total Unrealized Loss on Open
  Forward Foreign Currency Contracts                                           $(1,065)
========================================================================================


--------------------------------------------------------------------------------
34                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

6. Repurchase Agreements

The Portfolios purchase (and their custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

7. Futures Contracts

MFSTR has the ability to enter into futures contracts.

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. MFSTR enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices(futures contracts).

At April 30, 1999, MFSTR had no open futures contracts.

8. Lending of Portfolio Securities

The Portfolios have an agreement with their custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities, high quality money market instruments or other securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary between 2% and 5% depending on the type of securities loaned. The custodian establishes and maintains the collateral in segregated accounts.

At April 30, 1999, the Portfolios had no securities on loan.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    35

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

9. Options Contracts

Premiums paid when put or call options are purchased by the Portfolios represent investments, which are marked-to-market daily and are included in the schedule of investments. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into a closing sales transaction, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolios exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Porfolios purchase upon exercise will be increased by the premium originally paid.

At April 30, 1999, the Portfolios had no open purchased put or call option contracts.

When the Porfolios write a covered call or put option, an amount equal to the premium received by the Portfolios is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolios realize a gain. When the Portfolios enter into a closing purchase transaction, the Portfolios realize a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolios purchased upon exercise. When the written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Portfolios enter into options for hedging purposes. The risk in writing a covered call option is that the Portfolios give up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolios are exposed to the risk of a loss if the market price of the underlying security declines.

During the period ended April 30, 1999, the Portfolios did not write any options.


--------------------------------------------------------------------------------
36                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

10. Securities Traded on a To-Be-Announced Basis

The Portfolios may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Portfolios commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolios normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At April 30, 1999, MFSTR held one TBA security with a cost of $2,097,541.

11. Capital Shares

At April 30, 1999, the Fund had six billion shares of capital stock authorized with a par value of $0.00001 per share. Each share of a Portfolio represents an identical interest in that Portfolio with each share of the same Portfolio and has an equal entitlement to any dividends and distributions made by the Portfolio.

Transactions in shares of each Portfolio were as follows:

                                          Six Months Ended       Year Ended
                                           April 30, 1999     October 31, 1998
================================================================================
MFS Total Return Portfolio
Shares sold                                   4,526,551           10,257,417
Shares issued on reinvestment                        --            1,123,398
Shares reacquired                              (135,828)            (125,704)
--------------------------------------------------------------------------------
Net Increase                                  4,390,723           11,255,111
================================================================================
Travelers Managed Income Portfolio
Shares sold                                   2,356,951            2,314,924
Shares issued on reinvestment                        --              157,967
Shares reacquired                              (182,418)            (283,065)
--------------------------------------------------------------------------------
Net Increase                                  2,174,533            2,189,826
================================================================================
SB Money Market Portfolio
Shares sold                                 897,297,856          456,432,130
Shares issued on reinvestment                 4,080,050            5,823,491
Shares reacquired                          (836,274,345)        (408,746,205)
--------------------------------------------------------------------------------
Net Increase                                 65,103,561           53,509,416
================================================================================


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    37

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended October 31, except where noted:

MFS Total Return Portfolio                 1999(1)           1998            1997            1996           1995         1994(2)
====================================================================================================================================
Net Asset Value,
  Beginning of Period                      $16.23           $15.31          $13.13          $11.53          $9.98        $10.00
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(3)                   0.26             0.32            0.38            0.33           0.45          0.13
  Net realized and
   unrealized gain (loss)                    1.24             1.36            2.27            1.62           1.15         (0.15)
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss)
  From Operations                            1.50             1.68            2.65            1.95           1.60         (0.02)
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        --            (0.28)          (0.29)          (0.27)         (0.05)           --
  Net realized gains                           --            (0.48)          (0.18)          (0.08)            --            --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                            --            (0.76)          (0.47)          (0.35)         (0.05)           --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $17.73           $16.23          $15.31          $13.13         $11.53         $9.98
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                 9.24%++         10.94%          20.64%          17.16%         16.12%        (0.20)%++
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of
  Period (000s)                          $582,806         $462,274        $263,585        $134,529        $49,363        $8,504
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(3)                                0.83%+           0.84%           0.86%           0.91%          0.95%         0.93%+
  Net investment income                      3.05+            3.32            3.54            3.82           4.40          3.51+
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        57%             118%             99%            139%           104%           18%
====================================================================================================================================

(1) For the six months ended April 30, 1999 (unaudited).
(2) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.
(3) The Manager has waived all or part of its fees for the year ended October 31, 1995 and the period ended October 31, 1994. In addition, the Manager has reimbursed the Portfolio for $13,857 in expenses for the period ended October 31, 1994. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and expense ratios would have been as follows:

                                                   Expense Ratios
                       Net Investment Income     Without Fee Waivers
                        Per Share Decreases      and Reimbursement
                        -------------------      -----------------
     1995                      $0.01                   1.06%
     1994                       0.06                   2.51+

++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.


--------------------------------------------------------------------------------
38                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended October 31, except where noted:

Travelers Managed
Income Portfolio                    1999(1)(2)          1998(2)          1997(2)          1996(2)          1995           1994(3)
=================================================================================================================================
Net Asset Value,
  Beginning of Period                $11.65              $11.55           $11.06           $11.16           $10.04         $10.00
---------------------------------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income(4)             0.32                0.72             0.63             0.65             0.61           0.21
  Net realized and
   unrealized gain (loss)             (0.12)              (0.06)            0.35            (0.14)            0.64          (0.17)
---------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations           0.20                0.66             0.98             0.51             1.25           0.04
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                  --               (0.54)           (0.49)           (0.46)           (0.13)            --
  Net realized gains                     --               (0.02)              --            (0.15)              --             --
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                      --               (0.56)           (0.49)           (0.61)           (0.13)            --
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period       $11.85              $11.65           $11.55           $11.06           $11.16         $10.04
---------------------------------------------------------------------------------------------------------------------------------
Total Return                           1.72%++             5.71%            9.19%            4.61%           12.68%          0.40%++
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of
  Period (000s)                     $84,357             $57,556          $31,779          $23,532          $11,279         $3,840
---------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(4)                          0.76%+              0.84%            0.87%            0.92%            0.92%          0.87%+
  Net investment income                5.41+               6.11             6.48             6.19             6.13           5.67+
---------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                 306%                327%             259%             255%             170%            42%
=================================================================================================================================

(1) For the six months ended April 30, 1999 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.
(4) The Manager has waived all or part of its fees for the year ended October 31, 1995 and the period ended October 31, 1994. In addition, the Manager has reimbursed the Portfolio for $15,557 in expenses for the period ended October 31, 1994. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                   Expense Ratios
                       Net Investment Income     Without Fee Waivers
                        Per Share Decreases      and Reimbursement
                        -------------------      -----------------
     1995                      $0.04                   1.29%
     1994                       0.07                   2.91+

++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    39

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended October 31, except where noted;

Smith Barney
Money Market Portfolio                 1999(1)          1998          1997           1996            1995          1994(2)
========================================================================================================================
Net Asset Value,
  Beginning of Period                   $1.00           $1.00         $1.00          $1.00           $1.00         $1.00
------------------------------------------------------------------------------------------------------------------------
  Net investment income(3)              0.022           0.050         0.049          0.049           0.052         0.014
  Distributions from net
   investment income                   (0.022)         (0.050)       (0.049)        (0.049)         (0.052)       (0.014)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period          $1.00           $1.00         $1.00          $1.00           $1.00         $1.00
------------------------------------------------------------------------------------------------------------------------
Total Return                             2.26%++         5.11%         5.05%          5.05%           5.35%         1.46%++
------------------------------------------------------------------------------------------------------------------------
Net Assets, End of
  Period (000s)                      $229,781        $164,677      $111,168        $99,150         $37,487        $5,278
------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(3)                            0.56%+          0.64%         0.65%          0.65%           0.65%         0.66%+
  Net investment income                  4.45+           4.99          4.94           4.86            5.26          3.83+
========================================================================================================================

(1) For the six months ended April 30, 1999, (unaudited).
(2) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.
(3) The Manager waived all or part of its fees for the years ended October 31, 1997, October 31, 1996 and October 31, 1995 and the period ended October 31, 1994. In addition, the Manager reimbursed the Portfolio for $15,423 in expenses for the period ended October 31, 1994. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                   Expense Ratios
                       Net Investment Income     Without Fee Waivers
                        Per Share Decreases       and Reimbursement
                        -------------------       -----------------
     1997                      $0.000*                 0.67%
     1996                       0.001                  0.74
     1995                       0.003                  0.94
     1994                       0.005                  2.11+

*   Amount represents less than $0.001.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.


--------------------------------------------------------------------------------
40                                       1999 Semi-Annual Report to Shareholders

                                                            SALOMON SMITH BARNEY
                                                    ----------------------------
                                                    A member of citigroup [LOGO]

Directors

Victor K. Atkins
A.E. Cohen
Robert A. Frankel
Rainer Greeven
Susan M. Heilbron
Heath B. McLendon, Chairman

Officers

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

Phyllis Zahorodny
Vice President

Irving P. David
Controller

Paul A. Brook
Controller

Christina T. Sydor
Secretary

Investment Managers

SSBC Fund Management Inc.
Travelers Investment Adviser, Inc.

Custodian

PNC Bank, N.A.

Annuity Administration

Travelers Annuity Investor Services
5 State House Square
1 Tower Square
Hartford, CT 06183

This report is submitted for the general information of the shareholders of Travelers Series Fund Inc. -- MFS Total Return, Travelers Managed Income and Smith Barney Money Market Portfolios. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Portfolios, which contains information concerning the Portfolios' investment policies and expenses as well as other pertinent information.

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

Travelers Series Fund Inc.
388 Greenwich Street
New York, New York 10013

IN0804 6/99

[GRAPHIC]

Travelers Series Fund Inc.

Smith Barney Large Cap
Value Portfolio

Alliance Growth Portfolio

Van Kampen American
Capital Enterprise Portfolio

----------------------------------
S E M I - A N N U A L  R E P O R T
----------------------------------

April 30, 1999

Smith Barney Mutual Funds

Travelers Series
Fund Inc.

                                                                        [PHOTO]

                                                                        HEATH B.
                                                                        MCLENDON

                                                                        Chairman

Dear Shareholder:

We are pleased to provide the semi-annual report of the Travelers Series Fund Inc. -- Smith Barney Large Cap Value Portfolio, Alliance Growth Portfolio and Van Kampen American Capital Enterprise Portfolio ("Portfolios") for the period ended April 30, 1999. In this report, we summarize the period's prevailing economic and market conditions and outline each Portfolio's investment strategy. A detailed summary of performance and current holdings for each Portfolio can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Portfolio Highlights
Smith Barney Large Cap Value Portfolio

For the six months ended April 30, 1999, the Smith Barney Large Cap Value Portfolio ("Portfolio") had a total return of 16.21%. In comparison, equity income funds averaged a 17.23% total return over the same period according to Lipper, Inc. (Lipper is a major fund-tracking organization.)

The Portfolio's managers typically choose large-capitalization companies that have an above-market dividend yield and are undervalued by the marketplace. The managers look to find a fundamental improvement underway, such as a new product or new management, the positive effect of which has not yet been reflected in the stock price.

The managers are impressed by the coming together of several positive events sustaining this bull market, notwithstanding the fact that by many of the traditional yardsticks, valuations are obviously trending higher. Specifically, the economy continues to sustain its momentum, which bodes well for ongoing growth in corporate profits. What had previously been perceived as the Asian crisis (which had been predicted to lead to the unraveling of all of the world's global economies) is now being welcomed. From the perspective of the U.S., it is almost perceived as the salvation of what otherwise might have become an overheated economy for Federal Reserve Board ("Fed") regulators.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     1

Currently the Fed is unsettling bond and stock investors alike with threatening overtures of raising rates. In fact, the inflation news remains surprisingly sanguine. Indeed, the markets recently rallied strongly as the Employment Cost Index, purportedly one of Fed Chairman Greenspan's favorite indices, came in short of popular expectations. Meanwhile, the demographics of demand from the aging baby boomers both in the U.S. (and now overseas) continue to create a positive demand for stocks just as supply is being contained by a dearth, relatively speaking, of initial public offerings. Although the managers are sensitive to the potential for short-term concerns about rates to unsettle the stock market, they nevertheless believe that the fundamentals are powerful enough to enable the market to continue to go up.

The Portfolio continues to be fully invested. In addition, the Portfolio enjoys an approximately 43% yield pick-up to the S&P 500, which the managers believe should cushion volatility in a more difficult environment and act as an ongoing way to enhance return potential.

Alliance Growth Portfolio

For the six months ended April 30, 1999, the Alliance Growth Portfolio ("Portfolio") generated a total return of 27.55%, outperforming the average total return of 24.61% for growth fund according to Lipper, Inc.

After holding up somewhat better than the averages during the decline, the Portfolio lagged well behind in the initial stage of recovery that was concentrated in very large capitalization stocks. Since the initial month of recovery, the Portfolio has generally performed well relative to the averages as the market has broadened out and market conditions have been more favorable to the managers' investment style. The managers stress large and mid-cap stocks but underweight the very largest companies that are most heavily represented in the popular averages.

The chaos in Asian markets and economies appears to have had no lasting negative effect on the U.S. market. Paradoxically, it may even have had a favorable impact in that it removed, for at least a few months, any likelihood that the Fed would move to raise interest rates. Economic overheating and resultant higher interest rates were what many investors had feared most. With the sudden weakness in Asia, a weaker economy seemed more likely. As the first quarter of 1999 unfolded it offered an unusually favorable climate for stocks. Corporate earnings continued to grow, unemployment moved to the lowest level in years and, at the same time, inflation and interest rates moved lower.


--------------------------------------------------------------------------------
2                                        1999 Semi-Annual Report to Shareholders

It is of course possible that the months ahead may continue to provide a balmy climate for the stock market. Relative to Asia and Europe, the U.S. is still primarily a domestic economy. The impact of bank failures or corporate insolvencies in Asia should also fall much more heavily on Japanese and European organizations than on American institutions.

One risk is that this market is as good as it can get. According to the managers, we may have seen the maximum benefit of lower commodity prices and Fed forbearance. And perhaps the U.S. economy will finally slow and corporate profits will weaken. If not, the Fed may decide that it is time to cool the economy down. At the risk of appearing to repeat the same cautions with a degree of consistency, the managers once again note that stock market returns have been far above long-term norms for an unusually long period of time. They would not be surprised to see the market become less of a one-way street in the months ahead. Yet, the managers do not believe that there is great short-term risk in the market. Any future weakness would probably provide them with opportunities.

The managers' greater concern is that a continuation of favorable conditions may lead to speculative overoptimism with an inevitably painful result. A more moderate result is of course possible, and perhaps even likely. Although they expect more modest returns than those achieved in recent years, the managers think the longer-term outlook for both the U.S. economy and stock market is quite favorable.

The managers are not inclined to change the areas of emphasis that have predominated for several years now. Financial services and technology still look very promising and they continue to underweight the commodity cyclical areas of the economy. The pace of consolidation in financial services has quickened led by huge combinations. They expect this trend to continue.

In the technology sector, they have continued to move away from PC-oriented chip and box companies and have gravitated towards companies more involved in networking and telecommunications. There are clearly revolutionary changes going on in all of communications, as digital technologies replace traditional analog ones. Greater capacity at lower cost is making new consumer uses possible. Digital communications traffic is growing at an accelerating rate. Changing technology and regulation are creating new winners and losers in the marketplace. This is arguably the world's largest industry and also its fastest growing. The managers think that companies such as WorldCom and Cisco will continue to lead the way for some time to come.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     3

Van Kampen American Capital Enterprise Portfolio

For the six-month period ended April 30, 1999, the Van Kampen Enterprise Portfolio ("Portfolio") generated a total return of 23.10%. In comparison, capital appreciation funds produced an average total return of 28.91% during the same period according to Lipper, Inc.

The Portfolio is managed with a consistent philosophy: to own companies with positive future fundamentals at attractive current valuations. In selecting stocks, the portfolio managers generally look for at least one of the following fundamental characteristics:

      .     Consistent earnings growth
      .     Accelerating earnings growth
      .     Better-than-expected fundamentals
      .     An underlying change in a company, industry or regulatory
            environment

As long as the original criteria for purchasing a particular stock holds true and its value remains relatively attractive, the stock usually stays in the Portfolio.

Despite considerable market volatility during the reporting period, the managers encountered a favorable environment for stock selection. On the heels of a significant market drop throughout 1998's third quarter, the Dow Jones Industrial Average staged an impressive recovery throughout the period, surpassing the 10,000 milestone in March and going past 11,000 in May. The stock market's rise can be attributed primarily to sustained U.S. economic growth, low inflation and strengthening corporate earnings.

In terms of the Portfolio's allocation to various industry sectors, the managers did not make any major changes during the reporting period, although they did slightly increase the Portfolio's weighting in technology companies while trimming its health care holdings. Some of the Portfolio's most successful technology stocks were those that benefited from the Internet and computing boom. Internet service provider America Online was an extremely productive investment, as was EMC, a company that provides data storage solutions to major corporations. Other technology holdings that performed well for the Portfolio were Cisco Systems, a maker of computer network devices, and Lexmark International, a manufacturer of computer printers.

Despite the predominantly positive performance of technology firms, some software companies did not share in the good times. Companies like BMC Software and Compuware faced the prospect of declining demand for their products as businesses began to ease software spending to focus their resources on addressing year 2000 concerns. Although BMC and Compuware lost value during the reporting period, good earnings reports announced in late April helped make up some of the Portfolio's losses on these stocks.


--------------------------------------------------------------------------------
4                                        1999 Semi-Annual Report to Shareholders

Non-technology companies benefiting the Portfolio during the reporting period included home products superstore Lowe's, department store Dayton Hudson, discount apparel store TJX, entertainment giant CBS Broadcasting, cable company Comcast, restaurant management firm Tricon Global, and beverage producer Anheuser-Busch. At the end of the reporting period, the Portfolio had a higher than normal weighting in consumer-oriented industries such as retail, radio broadcasting, cable, and grocery stores.

Stocks in the area of health care services had the most significant negative impact on the Portfolio's performance. Two primary factors fueled these companies' stock price declines. First, many companies in this area have seen their profits squeezed because of their inability to keep pace with rising health care costs. Second, changes in Medicare regulations and some instances of Medicare fraud have hurt the industry. Investors have generally been wary of this sector, even though most of the companies--including the ones owned in the Portfolio--have not been shown to have committed any wrongdoing. Some of the Portfolio's health care holdings that dragged down its performance were Health Management Associates, Tenet Health Care, Universal Health Services, Health Care Retirement and Total Renal Care. The managers sold each of these stocks during the reporting period.

Looking ahead, the managers do not anticipate any major changes in current market conditions. They are cautiously optimistic that corporate earnings will continue to improve and that many international economies are beginning to perform better. Inflation also remains low--a promising sign for the U.S. stock market.

The managers' primary concern is that stock-market valuations remain very high by relative and historical measures. Maintaining those levels depends on continued good news with respect to inflation and earnings. As long as both remain favorable, the managers do not expect the current bull market to end. However, high valuations leave stocks vulnerable if economic conditions do change.

Thank you for investing in the Travelers Series Fund Inc. We look forward to continuing to help you pursue your financial goals in the years to come.


Sincerely,


/s/ Heath B. McLendon

Heath B. McLendon
Chairman


May 25, 1999
--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     5

May 25, 1999


--------------------------------------------------------------------------------
                     Smith Barney Large Cap Value Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------

                         Net Asset Value
                       ------------------
                       Beginning   End of     Income   Capital Gain    Total
Period Ended           of Period   Period   Dividends  Distributions  Returns+
================================================================================
4/30/99                 $18.94      $22.01    $0.00        $0.00       16.21%++
--------------------------------------------------------------------------------
10/31/98                 17.90       18.94     0.21         0.53        9.65
--------------------------------------------------------------------------------
10/31/97                 14.84       17.90     0.18         0.17       23.38
--------------------------------------------------------------------------------
10/31/96                 12.12       14.84     0.17         0.05       24.55
--------------------------------------------------------------------------------
10/31/95                 10.14       12.12     0.06         0.00       20.21
--------------------------------------------------------------------------------
6/16/94*-10/31/94        10.00       10.14     0.00         0.00        1.40++
================================================================================
Total                                         $0.62        $0.75
================================================================================

--------------------------------------------------------------------------------
                            Alliance Growth Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------

                         Net Asset Value
                       ------------------
                       Beginning   End of     Income   Capital Gain    Total
Period Ended           of Period   Period   Dividends  Distributions  Returns+
================================================================================
4/30/99                 $22.14      $28.24    $0.00        $0.00       27.55%++
--------------------------------------------------------------------------------
10/31/98                 20.82       22.14     0.04         1.44       12.92
--------------------------------------------------------------------------------
10/31/97                 16.30       20.82     0.02         0.62       32.59
--------------------------------------------------------------------------------
10/31/96                 13.28       16.30     0.09         0.32       26.55
--------------------------------------------------------------------------------
10/31/95                 10.65       13.28     0.02         0.10       26.18
--------------------------------------------------------------------------------
6/16/94*-10/31/94        10.00       10.65     0.00         0.00        6.50++
================================================================================
Total                                         $0.17        $2.48
================================================================================

--------------------------------------------------------------------------------
                Van Kampen American Capital Enterprise Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------

                         Net Asset Value
                       ------------------
                       Beginning   End of     Income   Capital Gain    Total
Period Ended           of Period   Period   Dividends  Distributions  Returns+
================================================================================
4/30/99                 $20.56      $25.31    $0.00        $0.00       23.10%++
--------------------------------------------------------------------------------
10/31/98                 19.89       20.56     0.05         1.17        8.97
--------------------------------------------------------------------------------
10/31/97                 15.37       19.89     0.05         0.00       29.81
--------------------------------------------------------------------------------
10/31/96                 12.89       15.37     0.04         0.40       23.35
--------------------------------------------------------------------------------
10/31/95                 10.38       12.89     0.02         0.03       24.74
--------------------------------------------------------------------------------
6/16/94*-10/31/94        10.00       10.38     0.00         0.00        3.80++
================================================================================
Total                                         $0.16        $1.60
================================================================================


--------------------------------------------------------------------------------
6                                        1999 Semi-Annual Report to Shareholders

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Returns+
--------------------------------------------------------------------------------

                               Smith Barney     Alliance        Van Kampen
                                 Large Cap       Growth      American Capital
                              Value Portfolio   Portfolio  Enterprise Portfolio
================================================================================
Six Months Ended 4/30/99++        16.21%         27.55%           23.10%
--------------------------------------------------------------------------------
Year Ended 4/30/99                 8.25          21.16            12.44
--------------------------------------------------------------------------------
6/16/94* through 4/30/99          19.54          27.34            23.35
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Cumulative Total Returns+
--------------------------------------------------------------------------------

                               Smith Barney     Alliance        Van Kampen
                                 Large Cap       Growth      American Capital
                              Value Portfolio   Portfolio  Enterprise Portfolio
================================================================================
6/16/94* through 4/30/99          138.68%        224.78%          178.12%
================================================================================

+ Assumes the reinvestment of all dividend and capital gain distributions, if any, at net asset value.
++ Total return is not annualized, as it may not be representative of the total return for the year.
*     Commencement of operations.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     7

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

                   Growth of $10,000 Invested in Shares of the
            Smith Barney Large Cap Value Portfolio vs. S&P 500 Index+

--------------------------------------------------------------------------------
                             June 1994 -- April 1999

                                  [LINE CHART]

           Smith Barney Large Cap Value Portfolio      S&P 500 Index
6/16/94                   10,000                           10,000
10/94                     10,140                           10,324
10/95                     12,189                           13,053
10/96                     15,181                           16,018
10/97                     18,731                           21,159
10/98                     20,539                           25,817
4/99                      23,868                           31,576

+ Hypothetical illustration of $10,000 invested in shares of the Smith Barney Large Cap Value Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through April 30, 1999. The Standard & Poor's 500 Index ("S&P 500 Index") is an index of widely held common stocks listed on the New York and American Stock Exchanges and the over-the-counter markets. Figures for the S&P 500 Index include reinvestment of dividends. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


--------------------------------------------------------------------------------
8                                        1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

                   Growth of $10,000 Invested in Shares of the Alliance Growth Portfolio vs. S&P 500 Index
                             and Russell 1000 Index+

--------------------------------------------------------------------------------
                             June 1994 -- April 1999

                                  [LINE CHART]

          Alliance Growth Portfolio     S&P 500 Index     Russell 1000 Index
6/16/94            10,000                  10,000               10,000
10/94              10,650                  10,324               10,191
10/95              13,428                  13,053               12,612
10/96              17,007                  16,018               15,501
10/97              22,549                  21,159               20,236
10/98              25,463                  25,817               24,039
4/99               32,478                  31,576               29,455

+ Hypothetical illustration of $10,000 invested in shares of the Alliance Growth Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through April 30, 1999. The Standard & Poor's 500 Index ("S&P 500 Index") is an index of widely held common stocks listed on the New York and American Stock Exchanges and the over-the-counter markets. Figures for the S&P 500 Index include reinvestment of dividends. The Russell 1000 Index is comprised of 1,000 of the largest capitalized U.S. domiciled companies whose common stock is traded on either the New York, American or NASDAQ stock exchanges. The indexes are unmanaged and are not subject to the same management and trading expenses of a mutual fund.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     9

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

                   Growth of $10,000 Invested in Shares of the
              Van Kampen American Capital Enterprise Portfolio vs.
                                 S&P 500 Index+

--------------------------------------------------------------------------------
                             June 1994 -- April 1999

                                  [LINE CHART]

           Van Kampen American Capital Enterprise Portfolio       S&P 500 Index
6/16/94                         10,000                               10,000
10/94                           10,380                               10,324
10/95                           12,948                               13,053
10/96                           15,972                               16,018
10/97                           20,733                               21,159
10/98                           22,593                               25,817
4/99                            27,812                               31,576

+ Hypothetical illustration of $10,000 invested in shares of the Van Kampen American Capital Enterprise Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through April 30, 1999. The Standard & Poor's 500 Index ("S&P 500 Index") is an index of widely held common stocks listed on the New York and American Stock Exchanges and the over-the-counter markets. Figures for the S&P 500 Index include reinvestment of dividends. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


--------------------------------------------------------------------------------
10                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited)                              April 30, 1999
--------------------------------------------------------------------------------

                     SMITH BARNEY LARGE CAP VALUE PORTFOLIO

   SHARES                          SECURITY                             VALUE
===============================================================================
COMMON STOCK -- 98.5%
Capital Goods -- 11.8%
   225,000   Avon Products Inc.                                     $12,220,313
   210,000   Emerson Electric Co.                                    13,545,000
   130,000   General Electric Co.                                    13,715,000
   125,000   H.J. Heinz Co.                                           5,835,937
    22,300   Unilever NV, NY Shares                                   1,448,106
   275,000   Xerox Corp.                                             16,156,250
-------------------------------------------------------------------------------
                                                                     62,920,606
-------------------------------------------------------------------------------
Communication Equipment & Services -- 11.3%
   155,000   Ameritech Corp.                                         10,607,813
   285,000   AT&T Corp.                                              14,392,500
   200,000   BellSouth Corp.                                          8,950,000
   170,000   GTE Corp.                                               11,379,375
   145,000   Sprint Corp.                                            14,871,563
-------------------------------------------------------------------------------
                                                                     60,201,251
-------------------------------------------------------------------------------
Consumer Cyclicals -- 9.4%
   120,000   Ford Motor Co.                                           7,672,500
   135,000   General Motors Corp.                                    12,006,562
   525,000   Masco Corp.                                             15,421,875
   215,000   Pitney Bowes, Inc.                                      15,036,562
-------------------------------------------------------------------------------
                                                                     50,137,499
-------------------------------------------------------------------------------
Consumer Staples -- 4.1%
   150,000   El Paso Energy Corp.                                     5,512,500
   100,000   The McGraw-Hill Cos., Inc.                               5,525,000
   295,000   PepsiCo, Inc.                                           10,896,563
-------------------------------------------------------------------------------
                                                                     21,934,063
-------------------------------------------------------------------------------
Energy -- 18.5%
    45,000   BP Amoco PLC                                             5,093,438
   100,000   Chevron Corp.                                            9,975,000
   234,000   Conoco Inc., Class A Shares                              6,347,250
   260,134   Enron Corp.                                             19,575,083
   130,000   Exxon Corp.                                             10,798,125
   130,000   Honeywell, Inc.                                         12,317,500
   135,000   Mobil Corp.                                             14,141,250
   425,000   The Williams Cos., Inc.                                 20,081,250
-------------------------------------------------------------------------------
                                                                     98,328,896
-------------------------------------------------------------------------------
Financial Services -- 14.6%
   130,000   American General Corp.                                   9,620,000
   156,580   Bank of America Corp.                                   11,273,760
   200,000   Chase Manhattan Corp.                                   16,550,000
   200,000   Hartford Financial Services Group, Inc.                 11,787,500

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    11

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1999
--------------------------------------------------------------------------------

                     SMITH BARNEY LARGE CAP VALUE PORTFOLIO

   SHARES                          SECURITY                             VALUE
===============================================================================
Financial Services -- 14.6% (continued)
   180,000   Marsh & McLennan Cos., Inc.                            $13,781,250
   200,000   Mellon Bank Corp.                                       14,862,500
-------------------------------------------------------------------------------
                                                                     77,875,010
-------------------------------------------------------------------------------
Healthcare -- 10.2%
   220,000   Abbott Laboratories, Inc.                               10,656,250
   200,000   American Home Products Corp.                            12,200,000
   120,000   Baxter International, Inc.                               7,560,000
   200,000   Bristol-Myers Squibb Co.                                12,712,500
   200,000   Pharmacia & Upjohn, Inc.                                11,200,000
-------------------------------------------------------------------------------
                                                                     54,328,750
-------------------------------------------------------------------------------
Insurance -- 3.4%
   130,000   Cigna Corp.                                             11,334,375
   120,000   UNUM Corp.                                               6,555,000
-------------------------------------------------------------------------------
                                                                     17,889,375
-------------------------------------------------------------------------------
Raw & Intermediate Materials -- 3.2%
   175,000   International Paper Co.                                  9,329,687
   122,500   Reynolds Metals Co.                                      7,640,937
-------------------------------------------------------------------------------
                                                                     16,970,624
-------------------------------------------------------------------------------
Technology -- 8.2%
   210,000   E.I. du Pont de Nemours & Co.                           14,831,250
   175,000   Raytheon Co., Class A Shares                            12,107,813
   115,000   United Technologies Corp.                               16,660,625
-------------------------------------------------------------------------------
                                                                     43,599,688
-------------------------------------------------------------------------------
Utilities -- 3.8%
   200,000   Duke Energy Corp.                                       11,200,000
   230,000   Unicom Corp.                                             8,926,875
-------------------------------------------------------------------------------
                                                                     20,126,875
-------------------------------------------------------------------------------
             TOTAL COMMON STOCK
             (Cost -- $412,931,776)                                 524,312,637
===============================================================================

    FACE
   AMOUNT                          SECURITY                             VALUE
===============================================================================
REPURCHASE AGREEMENT -- 1.5%
$7,766,000   Morgan Stanley Dean Witter & Co., 4.870% due 5/3/99;
             Proceeds at maturity -- $7,769,152;
             (Fully collateralized by U.S. Treasury Bills, 4.310%
                due 7/29/99;
             Market value -- $7,961,285) (Cost -- $7,766,000)         7,766,000
===============================================================================
             TOTAL INVESTMENTS -- 100%
             (Cost -- $420,697,776*)                               $532,078,637
===============================================================================
*     Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1999
--------------------------------------------------------------------------------

                            ALLIANCE GROWTH PORTFOLIO

   SHARES                          SECURITY                             VALUE
===============================================================================
COMMON STOCK -- 97.2%
Aerospace -- 1.5%
   796,200   Loral Space & Communications Ltd.*                     $15,525,900
-------------------------------------------------------------------------------
Airlines -- 2.9%
    43,000   AMR Corp.                                                3,001,938
   242,000   Continental Airlines, Inc., Class B Shares*             10,451,375
   166,900   Delta Airlines, Inc.                                    10,587,719
    84,000   UAL Corp.*                                               6,783,000
-------------------------------------------------------------------------------
                                                                     30,824,032
-------------------------------------------------------------------------------
Auto Related -- 0.4%
    77,800   AutoNation, Inc.*                                        1,113,512
    72,400   Dana Corp.                                               3,411,850
-------------------------------------------------------------------------------
                                                                      4,525,362
-------------------------------------------------------------------------------
Banks -- 6.4%
   429,400   Bank of America Corp.                                   30,916,800
   570,900   Bank of Tokyo-Mitsubishi                                 8,349,413
    60,000   Bank One Corp.                                           3,540,000
   302,208   Chase Manhattan Corp.                                   25,007,712
-------------------------------------------------------------------------------
                                                                     67,813,925
-------------------------------------------------------------------------------
Building Materials & Forest Products -- 0.3%
    99,000   Masco Corp.                                              2,908,125
-------------------------------------------------------------------------------
Communication Services -- 4.8%
   798,214   AT&T Corp.-- Liberty Media Group*                       50,985,940
-------------------------------------------------------------------------------
Computer Services -- 0.4%
    96,000   First Data Corp.                                         4,074,000
-------------------------------------------------------------------------------
Drugs -- 3.5%
   284,000   Bristol Myers Squibb Co.                                18,051,750
   208,800   Merck & Co., Inc.                                       14,668,200
    96,000   Schering-Plough Corp.                                    4,638,000
-------------------------------------------------------------------------------
                                                                     37,357,950
-------------------------------------------------------------------------------
Electrical Equipment -- 0.4%
    51,000   Koninklijke Philips Electronics N.V.                     4,354,125
-------------------------------------------------------------------------------
Electronics -- 13.4%
    86,000   Altera Corp.*                                            6,213,500
   275,425   Cisco Systems Inc.*                                     31,415,664
   183,700   Ingram Micro Inc., Class A Shares*                       4,684,350
    42,000   Intel Corp.                                              2,569,875
   132,000   Micron Technology, Inc.                                  4,900,500
   168,300   Network Associates Inc.*                                 2,229,975
   506,900   Sanmina Corp.                                           33,645,488

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    13

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1999
--------------------------------------------------------------------------------

                            ALLIANCE GROWTH PORTFOLIO

   SHARES                          SECURITY                             VALUE
===============================================================================
Electronics -- 13.4% (continued)
   358,600   SCI Systems, Inc.*                                    $ 13,649,212
   186,000   Seagate Technology, Inc.*                                5,184,750
   327,800   Solectron Corp.*                                        15,898,300
   649,175   Sterling Commerce Inc.*                                 20,327,292
-------------------------------------------------------------------------------
                                                                    140,718,906
-------------------------------------------------------------------------------
Financial Services -- 8.2%
   310,000   Associates First Capital Corp.                          13,736,875
    84,548   CIT Group, Inc.                                          2,747,810
   167,000   CompuCredit Corp.*                                       2,672,000
   179,100   Household International Inc.                             9,010,969
 1,049,762   MBNA Corp.                                              29,590,166
 1,023,200   Newcourt Credit Group Inc.                              28,905,400
-------------------------------------------------------------------------------
                                                                     86,663,220
-------------------------------------------------------------------------------
Food Services, Lodging -- 0.2%
   270,300   Humphrey Hospitality Trust, Inc.                         2,263,763
-------------------------------------------------------------------------------
Healthcare -- 2.1%
   129,000   Columbia/HCA Healthcare Corp.                            3,184,688
   338,000   Health Management Associates, Inc.*                      5,281,250
   281,230   McKesson HBOC, Inc.                                      9,843,050
    51,600   Medtronic Inc.                                           3,711,975
-------------------------------------------------------------------------------
                                                                     22,020,963
-------------------------------------------------------------------------------
Insurance -- 4.5%
    92,000   Ace Ltd.                                                 2,783,000
   160,000   American Bankers Insurance Group, Inc.                   8,390,000
   268,012   American International Group, Inc.                      31,474,659
    36,000   Providian Financial Corp.                                4,646,250
-------------------------------------------------------------------------------
                                                                     47,293,909
-------------------------------------------------------------------------------
Leisure Related -- 1.0%
   283,700   Royal Caribbean Cruises Ltd.                            10,479,169
-------------------------------------------------------------------------------
Manufacturing -- 3.1%
   250,300   Mannesmann AG                                           32,810,862
-------------------------------------------------------------------------------
Miscellaneous -- 3.7%
   899,250   Cendant Corp.                                           16,186,500
   302,000   Convergys Corp.*                                         5,624,750
    92,000   Engelhard Corp.                                          1,765,250
   192,398   Tyco International Ltd.                                 15,632,338
-------------------------------------------------------------------------------
                                                                     39,208,838
-------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
14                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1999
--------------------------------------------------------------------------------

                            ALLIANCE GROWTH PORTFOLIO

   SHARES                          SECURITY                             VALUE
===============================================================================
Multimedia -- 3.7%
   411,800   CBS Corp.*                                             $18,762,638
   229,400   The News Corp. Ltd., ADR                                 7,484,175
   150,900   Nielsen Media Research, Inc.                             4,130,887
         1   Reuters Group PLC                                               82
   204,800   Viacom Inc., Class B Shares*                             8,371,200
-------------------------------------------------------------------------------
                                                                     38,748,982
-------------------------------------------------------------------------------
Office Equipment -- 9.2%
   735,200   Ceridian Corp.                                          26,926,700
    21,000   Compaq Computer Corp.                                      468,562
   227,000   International Business Machines Corp.                   47,485,563
 1,059,400   Sterling Software Inc.                                  21,916,338
-------------------------------------------------------------------------------
                                                                     96,797,163
-------------------------------------------------------------------------------
Oil Related -- 3.8%
   304,700   Atlantic Richfield Co.                                  25,575,756
   718,500   Gulf Canada Resources Ltd.*                              2,874,000
   110,500   Kerr-McGee Corp.                                         4,682,438
   101,000   Total SA, ADR                                            6,868,000
-------------------------------------------------------------------------------
                                                                     40,000,194
-------------------------------------------------------------------------------
Real Estate -- 2.2%
   140,000   Entertainment Properties Trust                           2,572,500
   376,400   JP Realty Inc.                                           7,551,525
   250,000   Koger Equity Inc.                                        3,671,875
   131,900   Macerich Co.                                             3,371,694
   138,000   Spieker Properties Inc.                                  5,416,500
-------------------------------------------------------------------------------
                                                                     22,584,094
-------------------------------------------------------------------------------
Retail -- 4.6%
   309,700   The Home Depot, Inc.                                    18,562,644
   390,850   The Limited Inc.                                        17,099,688
   132,800   The Pepsi Bottling Group, Inc.                           2,797,100
   132,000   Tandy Corp.                                              9,561,750
-------------------------------------------------------------------------------
                                                                    48,021,182
-------------------------------------------------------------------------------
Telecommunications -- 14.4%
    35,000   Ascend Communications, Inc.*                             3,381,875
   119,800   Colt Telecommunications Group PLC, ADR*                  9,149,725
   224,252   Global TeleSystems Group, Inc.*                         14,828,663
   432,600   Globalstar Telecommunications Inc.                       8,706,075
   123,000   IXC Communications Inc.*                                 4,873,875
   535,950   MCI WorldCom Inc.*                                      44,048,391
   212,500   MediaOne Group, Inc.*                                   17,332,031
   155,000   Millicom International Cellular S.A.*                    5,347,500

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    15

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1999
--------------------------------------------------------------------------------

                            ALLIANCE GROWTH PORTFOLIO

   SHARES                          SECURITY                             VALUE
===============================================================================
Telecommunications -- 14.4% (continued)
   702,700   Nextel Communications Inc.*                            $28,766,781
   287,000   Pacific Gateway Exchange, Inc.*                         11,480,000
    41,900   Sprint Corp.                                             4,297,369
-------------------------------------------------------------------------------
                                                                    152,212,285
-------------------------------------------------------------------------------
Tobacco -- 2.5%
   103,800   Loews Corp.                                              7,596,862
   527,400   Philip Morris Cos., Inc.                                18,491,963
-------------------------------------------------------------------------------
                                                                     26,088,825
-------------------------------------------------------------------------------
             TOTAL COMMON STOCK
             (Cost -- $742,542,238)                              $1,024,281,714
===============================================================================
PREFERRED STOCK -- 0.7%
Miscellaneous -- 0.1%
    56,800   Automatic Common Exchange Security Trust 6.50%             837,800
-------------------------------------------------------------------------------
Publishing -- 0.6%
   185,000   Reader's Digest Association, Inc.                        6,105,000
-------------------------------------------------------------------------------
             TOTAL PREFERRED STOCK
             (Cost -- $6,085,945)                                     6,942,800
===============================================================================

    FACE
   AMOUNT                          SECURITY                             VALUE
===============================================================================
CONVERTIBLE BOND -- 1.4%
Telecommunications -- 1.4%
$11,165,000  Global TeleSystems Group, Inc., 5.75% due 7/1/10
             (Cost -- $9,498,018)                                    14,821,538
===============================================================================
SHORT-TERM INVESTMENT -- 0.7%
  7,700,000  Federal Home Loan Mortgage Corp.
                Discount Note, 4.82% due 5/3/99
             (Cost -- $7,697,938)                                     7,697,938
===============================================================================
             TOTAL INVESTMENTS -- 100%
             (Cost -- $765,824,139**)                            $1,053,743,990
===============================================================================

*     Non-income producing security.
**    Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
16                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1999
--------------------------------------------------------------------------------

                VAN KAMPEN AMERICAN CAPITAL ENTERPRISE PORTFOLIO

   SHARES                          SECURITY                             VALUE
===============================================================================
COMMON STOCK -- 97.9%
Advertising -- 1.5%
    65,000   Omnicom Group Inc.                                     $ 4,712,500
-------------------------------------------------------------------------------
Aircraft & Aerospace -- 1.1%
    23,500   United Technologies Corp.                                3,404,562
-------------------------------------------------------------------------------
Airlines -- 0.7%
    36,000   Delta Air Lines Inc.                                     2,283,750
-------------------------------------------------------------------------------
Apparel Manufacturers -- 1.3%
    34,000   Tommy Hilfiger Corp.*                                    2,375,750
    32,000   V.F. Corp.                                               1,648,000
-------------------------------------------------------------------------------
                                                                      4,023,750
-------------------------------------------------------------------------------
Athletic Footwear -- 0.5%
    27,000   Nike, Inc., Class B shares                               1,679,063
-------------------------------------------------------------------------------
Automotive -- 0.8%
    38,800   Ford Motor Co.                                           2,480,775
-------------------------------------------------------------------------------
Automotive - Truck Manufacturer -- 0.9%
    52,600   Navistar International Corp.                             2,751,637
-------------------------------------------------------------------------------
Banking -- 6.1%
    35,000   BB&T Corp.                                               1,397,812
    38,000   Chase Manhattan Corp.                                    3,144,500
   105,000   Firstar Corp.                                            3,156,562
    24,000   JP Morgan & Co., Inc.                                    3,234,000
    21,000   Mellon Bank Corp.                                        1,560,562
    52,000   PNC Bank Corp.                                           3,009,500
    37,000   State Street Corp.                                       3,237,500
-------------------------------------------------------------------------------
                                                                     18,740,436
-------------------------------------------------------------------------------
Brewery -- 0.9%
    40,000   Anheuser-Busch Cos., Inc.                                2,925,000
-------------------------------------------------------------------------------
Broadcast Media & Cable Television -- 5.8%
    97,600   CBS Corp.                                                4,446,900
    33,300   Chancellor Media Corp.*                                  1,827,337
    45,000   Comcast Corp.*                                           2,955,937
    34,800   Jacor Communications Inc.*                               2,792,700
    49,200   Time Warner Inc.                                         3,444,000
    42,000   Univision Communications Inc.*                           2,430,750
-------------------------------------------------------------------------------
                                                                     17,897,624
-------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    17

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1999
--------------------------------------------------------------------------------

                VAN KAMPEN AMERICAN CAPITAL ENTERPRISE PORTFOLIO

   SHARES                          SECURITY                             VALUE
===============================================================================
Casino Operators -- 1.5%
    80,000   Harrah's Entertainment, Inc.*                           $1,760,000
    43,000   MGM Grand, Inc.*                                         1,892,000
    46,000   Mirage Resorts, Inc.*                                    1,032,125
-------------------------------------------------------------------------------
                                                                      4,684,125
-------------------------------------------------------------------------------
Circuits -- 0.9%
    14,000   Linear Technology Corp.                                    796,250
    30,000   Sanmina Corp.*                                           1,991,250
-------------------------------------------------------------------------------
                                                                      2,787,500
-------------------------------------------------------------------------------
Cosmetics & Toiletries -- 0.5%
    27,000   Kimberly-Clark Corp.                                     1,655,437
-------------------------------------------------------------------------------
Electrical - Integrated -- 0.6%
    46,000   Unicom Corp.                                             1,785,375
-------------------------------------------------------------------------------
Electronic Components - Semiconductors -- 3.2%
    72,000   Intel Corp.                                              4,405,500
    28,000   LSI Logic Corp.*                                           952,000
    10,000   STMicroelectonics N.V.*                                  1,020,000
    20,000   Texas Instruments Inc.                                   2,042,500
    30,000   Xilinx, Inc.*                                            1,368,750
-------------------------------------------------------------------------------
                                                                      9,788,750
-------------------------------------------------------------------------------
Finance - Credit Cards -- 1.7%
    10,000   Capital One Financial Corp.                              1,736,875
    28,000   Providian Financial Corp.                                3,613,750
-------------------------------------------------------------------------------
                                                                      5,350,625
-------------------------------------------------------------------------------
Financial Services -- 1.4%
    13,000   The Charles Schwab Corp.                                 1,426,750
    33,000   Merrill Lynch & Co., Inc.                                2,769,937
-------------------------------------------------------------------------------
                                                                      4,196,687
-------------------------------------------------------------------------------
Food - Diversified -- 0.4%
    37,500   Keebler Foods Co.*                                       1,204,687
-------------------------------------------------------------------------------
Healthcare - Hospital/Medical Services -- 1.7%
    20,000   Cardinal Health, Inc.                                    1,196,250
    69,600   Lincare Holdings, Inc.*                                  2,061,900
    26,200   Wellpoint Health Networks Inc.*                          1,840,550
-------------------------------------------------------------------------------
                                                                      5,098,700
-------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
18                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1999
--------------------------------------------------------------------------------

                VAN KAMPEN AMERICAN CAPITAL ENTERPRISE PORTFOLIO

   SHARES                          SECURITY                             VALUE
===============================================================================
Healthcare - Products -- 6.8%
    35,400   Abbott Laboratories                                    $ 1,714,687
    31,000   American Home Products Corp.                             1,891,000
    58,000   Amgen Inc.*                                              3,563,375
    24,500   Baxter International Inc.                                1,543,500
    27,200   Guidant Corp.                                            1,460,300
    17,000   Johnson & Johnson                                        1,657,500
    12,500   Pfizer, Inc.                                             1,438,281
    83,000   Schering-Plough Corp.                                    4,009,937
    35,000   Warner-Lambert Co.                                       2,377,813
    34,000   Watson Pharmaceuticals, Inc.*                            1,377,000
-------------------------------------------------------------------------------
                                                                     21,033,393
-------------------------------------------------------------------------------
Instruments - Scientific -- 0.3%
    10,000   Waters Corp.*                                            1,051,250
-------------------------------------------------------------------------------
Insurance -- 3.9%
    16,000   Aetna Inc                                                1,403,000
    47,000   AFLAC Inc.                                               2,549,750
    49,000   Equitable Cos. Inc.                                      3,298,313
    16,000   Lincoln National Corp.                                   1,537,000
    44,000   Marsh & McLennan Cos., Inc.                              3,368,750
-------------------------------------------------------------------------------
                                                                     12,156,813
-------------------------------------------------------------------------------
Manufacturing -- 2.4%
    29,000   Corning Inc.                                             1,660,250
    70,600   Tyco International Ltd.                                  5,736,250
-------------------------------------------------------------------------------
                                                                      7,396,500
-------------------------------------------------------------------------------
Machinery -- 1.4%
    39,000   Applied Materials, Inc.*                                 2,091,375
    30,000   Ingersoll-Rand Co.                                       2,075,625
-------------------------------------------------------------------------------
                                                                      4,167,000
-------------------------------------------------------------------------------
Medical - Biomedical -- 1.1%
    21,000   Biogen, Inc*                                             1,996,313
    15,000   Genentech, Inc.*                                         1,269,375
-------------------------------------------------------------------------------
                                                                      3,265,688
-------------------------------------------------------------------------------
Medical - Drugs -- 1.8%
    31,400   Bristol-Myers Squibb Co.                                 1,995,863
    21,000   Eli Lilly and Co.                                        1,546,125
    50,500   Mylan Laboratories Inc.                                  1,145,719
    15,000   Pharmacia & Upjohn, Inc.                                   840,000
-------------------------------------------------------------------------------
                                                                      5,527,707
-------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    19

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1999
--------------------------------------------------------------------------------

                VAN KAMPEN AMERICAN CAPITAL ENTERPRISE PORTFOLIO

   SHARES                          SECURITY                             VALUE
===============================================================================
Motorcycle -- 0.6%
    30,000   Harley-Davidson, Inc.                                  $ 1,788,750
-------------------------------------------------------------------------------
Oil - Field Services -- 1.1%
    58,000   Baker Hughes Inc.                                        1,732,750
    18,000   Halliburton Co.                                            767,250
    12,000   Schlumberger Ltd.                                          766,500
-------------------------------------------------------------------------------
                                                                      3,266,500
-------------------------------------------------------------------------------
Paper & Related Products -- 2.2%
    47,000   Boise Cascade Corp.                                      1,891,750
    19,000   Georgia-Pacific Group                                    1,757,500
    28,000   International Paper Co.                                  1,492,750
    25,000   Temple-Inland Inc.                                       1,725,000
-------------------------------------------------------------------------------
                                                                      6,867,000
-------------------------------------------------------------------------------
Pipelines -- 1.7%
    32,100   Enron Corp.                                              2,415,525
    58,000   The Williams Cos., Inc.                                  2,740,500
-------------------------------------------------------------------------------
                                                                      5,156,025
-------------------------------------------------------------------------------
Retail - Department/Discount -- 9.8%
    24,000   Abercrombie & Fitch Co.*                                 2,283,000
    47,000   AnnTaylor Stores Corp.*                                  2,232,500
    44,000   Best Buy Co., Inc.*                                      2,101,000
    35,200   Costco Cos. Inc*                                         2,849,000
    65,300   Dayton Hudson Corp.                                      4,395,506
    88,300   Family Dollar Stores, Inc.                               2,130,238
    27,000   The Home Depot, Inc.                                     1,618,313
    58,500   Lowe's Cos., Inc.                                        3,085,875
    66,000   Office Depot, Inc.*                                      1,452,000
   136,900   TJX Co.                                                  4,560,481
    80,000   Wal-Mart Stores, Inc.                                    3,680,000
-------------------------------------------------------------------------------
                                                                     30,387,913
-------------------------------------------------------------------------------
Retail - Food/Drugs -- 3.2%
    31,600   CVS Corp.                                                1,504,950
    51,900   Kroger, Inc.*                                            2,818,819
   103,995   Safeway, Inc.*                                           5,609,230
-------------------------------------------------------------------------------
                                                                      9,932,999
-------------------------------------------------------------------------------
Retail - Restaurants -- 0.5%
    58,200   Brinker International Inc. *                             1,607,775
-------------------------------------------------------------------------------
Savings & Loans Thrifts -- 0.7%
    88,000   Golden State Bancorp Inc.*                               2,161,500
-------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
20                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1999
--------------------------------------------------------------------------------

                VAN KAMPEN AMERICAN CAPITAL ENTERPRISE PORTFOLIO

   SHARES                          SECURITY                             VALUE
===============================================================================
Soap & Cleaning Products -- 0.4%
    11,000   The Clorox Co.                                         $ 1,269,125
-------------------------------------------------------------------------------
Technology - Computers & Office Equipment -- 6.5%
    85,100   EMC Corp. *                                              9,270,581
    19,600   International Business Machine Corp.                     4,100,075
    41,000   Lexmark International Group, Inc.*                       5,063,500
    21,000   Tandy Corp.                                              1,521,188
-------------------------------------------------------------------------------
                                                                     19,955,344
-------------------------------------------------------------------------------
Technology - Computer Services -- 3.9%
    84,000   America Online, Inc.*                                   11,991,000
-------------------------------------------------------------------------------
Technology - Computer Software -- 3.9%
    45,500   BMC Software, Inc.*                                      1,959,344
    50,900   Citrix Systems Inc. *                                    2,163,250
    47,800   Compuware Corp. *                                        1,165,125
    59,800   Microsoft Corp. *                                        4,862,488
    66,000   Oracle Corp.*                                            1,786,125
-------------------------------------------------------------------------------
                                                                     11,936,332
-------------------------------------------------------------------------------
Technology - Telecommunications Equipment -- 5.2%
    38,700   Ascend Communications, Inc.*                             3,739,388
    44,500   Cisco Systems Inc.*                                      5,075,781
    34,050   Comverse Technology, Inc.*                               2,183,456
    20,000   Lucent Technologies, Inc.                                1,202,500
    50,600   Nokia Corp., ADR                                         3,753,888
-------------------------------------------------------------------------------
                                                                     15,955,013
-------------------------------------------------------------------------------
Telecommunications Services -- 2.9%
    28,000   Frontier Corp.                                           1,545,250
    41,000   Level 3 Communications, Inc.*                            3,692,563
    25,000   Qwest Communications International Inc.*                 2,135,938
    15,000   Sprint Corp.                                             1,538,438
-------------------------------------------------------------------------------
                                                                      8,912,189
-------------------------------------------------------------------------------
Textiles -- 0.4%
    74,000   Shaw Industries, Inc.                                    1,341,250
-------------------------------------------------------------------------------
Toys -- 0.6%
    54,000   Hasbro, Inc.                                             1,842,750
-------------------------------------------------------------------------------
Transport - Rail -- 0.6%
    32,000   Kansas City Southern Industries, Inc.                    1,906,000
-------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    21

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1999
--------------------------------------------------------------------------------

                VAN KAMPEN AMERICAN CAPITAL ENTERPRISE PORTFOLIO

   SHARES                          SECURITY                             VALUE
===============================================================================
Utilities - Telephone -- 2.6%
    62,000   ALLTEL Corp.                                           $ 4,181,125
    34,500   CenturyTel, Inc.                                         1,388,625
    28,000   MCI Worldcom, Inc.*                                      2,301,250
-------------------------------------------------------------------------------
                                                                      7,871,000
-------------------------------------------------------------------------------
Waste Disposal -- 1.9%
   136,800   Republic Services, Inc.*                                 2,812,950
    53,900   Waste Management, Inc.                                   3,045,350
-------------------------------------------------------------------------------
                                                                      5,858,300
-------------------------------------------------------------------------------
             TOTAL COMMON STOCK
             (Cost -- $216,296,685)                                 302,056,099
===============================================================================

    FACE
   AMOUNT                          SECURITY                             VALUE
===============================================================================
SHORT-TERM INVESTMENTS -- 2.1%
$  450,000   U.S. Treasury Bill, 4.310% due 5/20/99                     448,976
   400,000   U.S. Treasury Bill, 4.440% due 5/20/99                     399,063
   100,000   U.S. Treasury Bill, 4.470% due 5/20/99                      99,764
   100,000   U.S. Treasury Bill, 4.170% due 6/17/99                      99,456
 2,400,000   U.S. Treasury Bill, 4.310% due 6/17/99                   2,386,495
   400,000   U.S. Treasury Bill, 4.320% due 6/17/99                     397,744
 2,700,000   U.S. Treasury Bill, 4.330% due 6/17/99                   2,684,737
-------------------------------------------------------------------------------
             TOTAL SHORT-TERM INVESTMENTS
             (Cost -- $6,516,235)                                     6,516,235
===============================================================================
             TOTAL INVESTMENTS -- 100%
             (Cost -- $222,812,920**)                              $308,572,334
===============================================================================

*     Non-income producing security.
**    Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
22                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Assets and Liabilities (unaudited)                  April 30, 1999
--------------------------------------------------------------------------------

                                                                                   Van Kampen
                                                Smith Barney                        American
                                                  Large Cap         Alliance         Capital
                                                    Value            Growth        Enterprise
                                                  Portfolio         Portfolio       Portfolio
===============================================================================================
ASSETS:
  Investments, at value
    (Cost -- $420,697,776, $765,824,139
    and $222,812,920, respectively)            $  532,078,637   $1,053,743,990   $  308,572,334
  Cash                                                    926               --           83,814
  Receivable for securities sold                    9,284,194        1,945,329        5,718,571
  Dividends and interest receivable                   655,613        1,026,199          122,033
-----------------------------------------------------------------------------------------------
  Total Assets                                    542,019,370    1,056,715,518      314,496,752
-----------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                  9,080,903        3,133,782        3,814,589
  Management fees payable                             289,785          664,630          361,354
  Payable to bank                                          --          188,456               --
  Accrued expenses                                     63,092           41,736           29,604
-----------------------------------------------------------------------------------------------
  Total Liabilities                                 9,433,780        4,028,604        4,205,547
-----------------------------------------------------------------------------------------------
Total Net Assets                               $  532,585,590   $1,052,686,914   $  310,291,205
===============================================================================================
NET ASSETS:
  Par value of shares of beneficial interest   $          242   $          373   $          123
  Capital paid in excess of par value             394,379,966      650,184,728      197,194,242
  Undistributed net investment income               9,232,120        6,904,473          910,597
  Accumulated net realized gain
    on security transactions                       17,592,401      107,677,489       26,426,829
  Net unrealized appreciation
    of investments                                111,380,861      287,919,851       85,759,414
-----------------------------------------------------------------------------------------------
Total Net Assets                               $  532,585,590   $1,052,686,914   $  310,291,205
===============================================================================================
Shares Outstanding                                 24,198,800       37,275,934       12,262,013
-----------------------------------------------------------------------------------------------
Net Asset Value                                $        22.01   $        28.24   $        25.31
-----------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    23

--------------------------------------------------------------------------------
Statements of Operations (unaudited)
--------------------------------------------------------------------------------

For the Six Months Ended April 30, 1999

                                                                                   Van Kampen
                                                Smith Barney                        American
                                                  Large Cap         Alliance         Capital
                                                    Value            Growth        Enterprise
                                                  Portfolio         Portfolio       Portfolio
===============================================================================================
INVESTMENT INCOME:
  Interest                                     $      125,440   $    1,455,754   $      187,260
  Dividends                                         4,696,012        3,457,844          936,355
  Less: Foreign withholding tax                        (6,683)         (28,466)          (3,925)
-----------------------------------------------------------------------------------------------
  Total Investment Income                           4,814,769        4,885,132        1,119,690
-----------------------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 2)                          1,523,644        3,753,192        1,013,379
  Shareholder communications                           19,638           16,116            5,485
  Audit and legal                                      15,386           12,645            7,480
  Custody                                               8,898           25,908           15,652
  Registration fees                                     7,447               --               --
  Directors' fees                                       6,622            8,431            7,098
  Shareholder and system servicing fees                 3,989            3,720            3,640
  Other                                                 3,187            4,704            1,995
-----------------------------------------------------------------------------------------------
  Total Expenses                                    1,588,811        3,824,716        1,054,729
-----------------------------------------------------------------------------------------------
Net Investment Income                               3,225,958        1,060,416           64,961
-----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTE 3):
  Realized Gain From Security Transactions
  (excluding short-term securities):
  Proceeds from sales                             144,765,672      294,950,028      174,601,536
    Cost of securities sold                       140,011,439      241,364,216      152,314,846
-----------------------------------------------------------------------------------------------
  Net Realized Gain                                 4,754,233       53,585,812       22,286,690
-----------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation
  of Investments:
    Beginning of period                            47,492,899      123,575,840       50,007,621
    End of period                                 111,380,861      287,919,851       85,759,414
-----------------------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation          63,887,962      164,344,011       35,751,793
-----------------------------------------------------------------------------------------------
Net Gain on Investments                            68,642,195      217,929,823       58,038,483
-----------------------------------------------------------------------------------------------
Increase in Net Assets From Operations         $   71,868,153   $  218,990,239   $   58,103,444
===============================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
24                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Six Months Ended April 30, 1999 (unaudited) and the Year Ended October 31, 1998

Smith Barney Large Cap Value Portfolio                  1999            1998
================================================================================
OPERATIONS:
  Net investment income                          $   3,225,958    $   6,028,674
  Net realized gain                                  4,754,233       12,824,294
  Increase in net unrealized appreciation           63,887,962        6,701,077
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations            71,868,153       25,554,045
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                     --       (4,308,078)
  Net realized gains                                        --      (10,768,673)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                           --      (15,076,751)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares                  46,428,239      120,636,096
  Net asset value of shares issued
    for reinvestment of dividends                           --       15,076,751
  Cost of shares reacquired                         (9,281,051)      (9,952,696)
--------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                         37,147,188      125,760,151
--------------------------------------------------------------------------------
Increase in Net Assets                             109,015,341      136,237,445

NET ASSETS:
  Beginning of period                              423,570,249      287,332,804
--------------------------------------------------------------------------------
  End of period*                                 $ 532,585,590    $ 423,570,249
================================================================================
* Includes undistributed net investment
    income of:                                   $   9,232,120    $   6,006,162
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    25

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

For the Six Months Ended April 30, 1999 (unaudited) and the Year Ended October 31, 1998

Alliance Growth Portfolio                               1999            1998
================================================================================
OPERATIONS:
  Net investment income                         $    1,060,416    $   4,103,580
  Net realized gain                                 53,585,812       55,878,888
  Increase in net unrealized appreciation          164,344,011       11,060,073
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations           218,990,239       71,042,541
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                     --       (1,174,337)
  Net realized gains                                        --      (45,386,333)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                           --      (46,560,670)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares                  70,758,153      176,224,362
  Net asset value of shares issued
    for reinvestment of dividends                           --       46,560,670
  Cost of shares reacquired                        (12,004,115)     (16,850,281)
--------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                         58,754,038      205,934,751
--------------------------------------------------------------------------------
Increase in Net Assets                             277,744,277      230,416,622

NET ASSETS:
  Beginning of period                              774,942,637      544,526,015
--------------------------------------------------------------------------------
  End of period*                                $1,052,686,914    $ 774,942,637
================================================================================
* Includes undistributed net investment
    income of:                                  $    6,904,473    $   5,844,057
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
26                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

For the Six Months Ended April 30, 1999 (unaudited) and the Year Ended October 31, 1998

Van Kampen American Capital Enterprise Portfolio        1999            1998
================================================================================
OPERATIONS:
  Net investment income                          $      64,961    $     849,639
  Net realized gain                                 22,286,690        4,871,186
  Increase in net unrealized appreciation           35,751,793       11,470,817
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations            58,103,444       17,191,642
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                     --         (569,909)
  Net realized gains                                        --      (13,326,876)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                           --      (13,896,785)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares                  12,966,934       46,202,993
  Net asset value of shares issued
    for reinvestment of dividends                           --       13,896,785
  Cost of shares reacquired                         (9,829,752)     (10,927,001)
--------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                          3,137,182       49,172,777
--------------------------------------------------------------------------------
Increase in Net Assets                              61,240,626       52,467,634

NET ASSETS:
  Beginning of period                              249,050,579      196,582,945
--------------------------------------------------------------------------------
  End of period*                                 $ 310,291,205    $ 249,050,579
================================================================================
* Includes undistributed net investment
    income of:                                   $     910,597    $     845,636
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    27

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney Large Cap Value Portfolio, Alliance Growth Portfolio and Van Kampen American Capital Enterprise Portfolio ("Portfolio(s)") are separate investment portfolios of the Travelers Series Fund Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of these Portfolios and ten other separate investment portfolios: AIM Capital Appreciation, Smith Barney International Equity, Smith Barney Pacific Basin, Travelers Managed Income (formerly known as TBC Managed Income), Putnam Diversified Income, GT Global Strategic Income, Smith Barney High Income, MFS Total Return, Smith Barney Money Market and Smith Barney Large Capitalization Growth Portfolios. Shares of the Fund are offered only to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate semi-annual reports.

The significant accounting policies consistently followed by the Portfolios are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government agencies and obligations are valued at the mean between bid and ask prices; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolios determine the existence of a dividend declaration after exercising reasonable due diligence;
(f) interest income is recorded on an accrual basis; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) gains or losses on the sale of securities are calculated by using the specific identification method; (i) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may


--------------------------------------------------------------------------------
28                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

differ from generally accepted accounting principles, (k) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Transactions with Affiliated Persons

SSBC Fund Management Inc. ("SSBC"), formerly known as Mutual Management Corp., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as the investment manager of the Smith Barney Large Cap Value Portfolio ("SBLCV"). In addition, SBLCV pays SSBC a management fee calculated at an annual rate of 0.65% of the average daily net assets of the Portfolio. Travelers Investment Adviser, Inc. ("TIA"), an affiliate of SSBC, acts as the investment manager of the Alliance Growth ("AGP") and the Van Kampen American Capital Enterprise ("VKACEP") Portfolios. AGP and VKACEP pay TIA a management fee calculated at an annual rate of 0.80% and 0.70%, respectively, of the average daily net assets of each Portfolio. These fees are calculated daily and paid monthly.

TIA has entered into sub-advisory agreements with Alliance Capital Management L.P. ("Alliance Capital") and Van Kampen American Capital Asset Management, Inc. ("VKAC"). Pursuant to each sub-advisory agreement, Alliance Capital and VKAC are responsible for the day-to-day portfolio operations and investment decisions and are compensated by TIA for such services at an annual rate of 0.375% and 0.325% of the average daily net assets of AGP and VKACEP, respectively. These fees are calculated daily and paid monthly.

TIA has entered into a sub-administrative services agreement with SSBC. TIA pays SSBC, as sub-administrator, a fee calculated at an annual rate of 0.10% of the average daily net assets of AGP and VKACEP.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the primary broker for its portfolio agency transactions. For the six months ended April 30, 1999, SSB received brokerage commissions of $101,101.

All officers and one director of the Fund are employees of SSB.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    29

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

3. Investments

During the six months ended April 30, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were:

                                                                  Van Kampen
                                Smith Barney                        American
                                  Large Cap         Alliance         Capital
                                    Value            Growth        Enterprise
================================================================================
Purchases                       $170,870,503     $349,805,193     $177,317,329
--------------------------------------------------------------------------------
Sales                            144,765,672      294,950,028      174,601,536
================================================================================

At April 30, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                  Van Kampen
                                Smith Barney                        American
                                  Large Cap         Alliance         Capital
                                    Value            Growth        Enterprise
================================================================================
Gross unrealized appreciation   $114,357,046     $327,032,329      $88,360,191
Gross unrealized depreciation     (2,976,185)     (39,112,478)      (2,600,777)
--------------------------------------------------------------------------------
Net unrealized appreciation     $111,380,861     $287,919,851      $85,759,414
================================================================================

4. Repurchase Agreements

The Portfolios purchase (and their custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred.


--------------------------------------------------------------------------------
30                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolios' basis in the contract.

Only AGP and VKACEP may enter into such contracts to hedge a portion of their portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At April 30, 1999, AGP and VKACEP had no open futures contracts.

6. Options Contracts

AGP and VKACEP may purchase put or call options. Premiums paid when put or call options are purchased represent investments, which are marked-to-market daily and are included in the schedule of investments. When a purchased option expires, a loss will be realized in the amount of the premium paid. When a closing sales transaction is entered into, a gain or loss will be realized depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When a put option is exercised, a gain or loss will be realized from the sale of the underlying security and the proceeds from such sale decreased by the premium originally paid. When a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid.

At April 30, 1999, AGP and VKACEP had no open purchased put or call option contracts.

When AGP and VKACEP write a covered call or put option, an amount equal to the premium received is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, a gain equal to the amount of the premium received is realized. When a closing purchase transaction is entered into, a gain or loss is realized depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security purchased upon exercise. When written index options are exercised, settlement is made in cash.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    31

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

The risk associated with purchasing options is limited to the premium originally paid. The Portfolios enter into options for hedging purposes. The risk in writing a covered call option is that the Portfolios give up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolios are exposed to the risk of a loss if the market price of the underlying security declines.

During the six months ended April 30, 1999, AGP and VKACEP did not write any options.

7. Lending of Portfolio Securities

SBLCV and AGP have an agreement with their custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin depending on the type of securities loaned. The custodian establishes and maintains the collateral in segregated accounts. The Portfolios maintain exposure for the risk of any losses in the investment of amounts received as collateral.

At April 30, 1999, there were no securities on loan.

8. Capital Shares

At April 30, 1999, the Fund had six billion shares authorized with a par value of $0.00001 per share. Each share of a Portfolio represents an equal proportionate interest in that Portfolio with each other share of the same Portfolio and has an equal entitlement to any dividends and distributions made by the Portfolio.


--------------------------------------------------------------------------------
32                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

Transactions in shares of each Portfolio were as follows:

                                           Six Months Ended      Year Ended
                                            April 30, 1999    October 31, 1998
================================================================================
Smith Barney Large Cap Value
Shares sold                                   2,290,815          6,115,029
Shares issued on reinvestment                        --            741,966
Shares reacquired                              (459,343)          (539,460)
--------------------------------------------------------------------------------
Net Increase                                  1,831,472          6,317,535
================================================================================
Alliance Growth
Shares sold                                   2,731,691          7,720,017
Shares issued on reinvestment                        --          1,945,703
Shares reacquired                              (452,762)          (822,127)
--------------------------------------------------------------------------------
Net Increase                                  2,278,929          8,843,593
================================================================================
Van Kampen American Capital Enterprise
Shares sold                                     556,526          2,160,649
Shares issued on reinvestment                        --            616,265
Shares reacquired                              (409,589)          (545,496)
--------------------------------------------------------------------------------
Net Increase                                    146,937          2,231,418
================================================================================


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    33

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended October 31, except where noted:

Smith Barney Large Cap
Value Portfolio              1999(1)   1998(2)   1997      1996      1995      1994(3)
======================================================================================
Net Asset Value,
  Beginning of Period         $18.94    $17.90    $14.84    $12.12   $10.14    $10.00
--------------------------------------------------------------------------------------
Income From
  Operations:
  Net investment
    income(4)                   0.11      0.31      0.25      0.32     0.28      0.11
  Net realized and
    unrealized gain             2.96      1.47      3.16      2.62     1.76      0.03
--------------------------------------------------------------------------------------
Total Income From
  Operations                    3.07      1.78      3.41      2.94     2.04      0.14
--------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income           --     (0.21)    (0.18)    (0.17)   (0.06)       --
  Net realized gains              --     (0.53)    (0.17)    (0.05)      --        --
--------------------------------------------------------------------------------------
Total Distributions               --     (0.74)    (0.35)    (0.22)   (0.06)       --
--------------------------------------------------------------------------------------
Net Asset Value,
  End of Period               $22.01    $18.94    $17.90    $14.84   $12.12    $10.14
--------------------------------------------------------------------------------------
Total Return                   16.21%++   9.65%    23.38%    24.55%   20.21%     1.40%++
--------------------------------------------------------------------------------------
Net Assets,
  End of Period
  (millions)                    $533      $424      $287      $139      $39        $6
--------------------------------------------------------------------------------------
Ratios to Average
  Net Assets:
  Expenses(4)                   0.68%+    0.68%     0.69%     0.73%    0.73%     0.73%+
  Net investment
    income                      1.37+     1.59      2.01      2.35     2.70      2.82+
--------------------------------------------------------------------------------------
Portfolio Turnover Rate           31%       36%       46%       32%      38%        2%
======================================================================================

(1)   For the six months ended April 30, 1999 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.
(4) The Manager has waived all or part of its fees for the year ended October 31, 1995 and the period ended October 31, 1994. In addition, the manager has reimbursed the Portfolio for $13,120 in expenses for the period ended October 31, 1994. If such fees were not waived and expenses not reimbursed, the per share decreases in net investment income and the ratios of expenses to average net assets would have been as follows:

                                                          Expense Ratios
                              Per Share Decreases       Without Fee Waivers
                           in Net Investment Income      and Reimbursement
                           ------------------------      -----------------
         1995                         $0.02                   0.94%
         1994                          0.05                   2.08+

++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
34                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended October 31, except where noted:

Alliance Growth Portfolio    1999(1)    1998      1997      1996     1995      1994(2)
======================================================================================
Net Asset Value,
  Beginning of Period         $22.14    $20.82    $16.30    $13.28   $10.65    $10.00
--------------------------------------------------------------------------------------
Income From Operations:
  Net investment income(3)      0.02      0.11      0.05      0.04     0.14      0.06
  Net realized and
    unrealized gain             6.08      2.69      5.11      3.39     2.61      0.59
--------------------------------------------------------------------------------------
Total Income From
  Operations                    6.10      2.80      5.16      3.43     2.75      0.65
--------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income           --     (0.04)    (0.02)    (0.09)   (0.02)       --
  Net realized gains              --     (1.44)    (0.62)    (0.32)   (0.10)       --
--------------------------------------------------------------------------------------
Total Distributions               --     (1.48)    (0.64)    (0.41)   (0.12)       --
--------------------------------------------------------------------------------------
Net Asset Value,
  End of Period               $28.24    $22.14    $20.82    $16.30   $13.28    $10.65
--------------------------------------------------------------------------------------
Total Return                   27.55%++  12.92%    32.59%    26.55%   26.18%     6.50%++
--------------------------------------------------------------------------------------
Net Assets,
  End of Period (millions)    $1,053      $775      $545      $295     $112       $17
--------------------------------------------------------------------------------------
Ratios to Average
  Net Assets:
  Expenses(3)                   0.81%+    0.82%     0.82%     0.87%    0.90%     0.88%+
  Net investment income         0.23+     0.59      0.32      0.39     1.24      1.47+
--------------------------------------------------------------------------------------
Portfolio Turnover Rate           33%       40%       66%       88%      78%       37%
======================================================================================

(1)   For the six months ended April 30, 1999 (unaudited).
(2) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.
(3) The Manager has waived all or part of its fees for the year ended October 31, 1995 and the period ended October 31, 1994. In addition, the manager has reimbursed the Portfolio for $3,500 in expenses for the period ended October 31, 1994. If such fees were not waived and expenses not reimbursed, the per share decreases in net investment income and the ratios of expenses to average net assets would have been as follows:

                                                          Expense Ratios
                              Per Share Decreases       Without Fee Waivers
                           in Net Investment Income      and Reimbursement
                           ------------------------      -----------------
         1995                         $0.01                   0.97%
         1994                          0.03                   1.76+

++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    35

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended October 31, except where noted:

Van Kampen American
Capital Enterprise Portfolio   1999(1)       1998         1997         1996         1995        1994(2)
=======================================================================================================
Net Asset Value,
  Beginning of Period          $  20.56      $  19.89     $  15.37     $  12.89     $ 10.38     $10.00
-------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income(3)         0.00*         0.06         0.06         0.05        0.03       0.03
  Net realized and
    unrealized gain                4.75          1.83         4.51         2.87        2.53       0.35
-------------------------------------------------------------------------------------------------------
Total Income From Operations       4.75          1.89         4.57         2.92        2.56       0.38
-------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income              --         (0.05)       (0.05)       (0.04)      (0.02)        --
  Net realized gains                 --         (1.17)          --        (0.40)      (0.03)        --
-------------------------------------------------------------------------------------------------------
Total Distributions                  --         (1.22)       (0.05)       (0.44)      (0.05)        --
-------------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period                $  25.31      $  20.56     $  19.89     $  15.37     $ 12.89     $10.38
-------------------------------------------------------------------------------------------------------
Total Return                      23.10%++       8.97%       29.81%       23.35%      24.74%      3.80%++
-------------------------------------------------------------------------------------------------------
Net Assets,
  End of Period (000s)         $310,291      $249,051     $196,583     $103,691     $32,447     $5,734
-------------------------------------------------------------------------------------------------------
Ratios to Average
  Net Assets:
  Expenses(3)                      0.73%+        0.73%        0.74%        0.83%       0.88%      0.84%+
  Net investment income            0.05+         0.35         0.41         0.53        0.65       0.79+
-------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate              62%           68%          75%         112%        180%        55%
=======================================================================================================

(1) For the six months ended April 30, 1999 (unaudited).
(2) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.
(3) The Manager has waived all or part of its fees for the year ended October 31, 1995 and the period ended October 31, 1994. In addition, the manager has reimbursed the Portfolio for $19,007 in expenses for the period ended October 31, 1994. If such fees were not waived and expenses not reimbursed, the per share decreases in net investment income and the ratios of expenses to average net assets would have been as follows:

                                                          Expense Ratios
                              Per Share Decreases       Without Fee Waivers
                           to Net Investment Income      and Reimbursement
                           ------------------------      -----------------
         1995                         $0.06                   1.26%
         1994                          0.07                   2.66+

*   Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.


--------------------------------------------------------------------------------
36                                       1999 Semi-Annual Report to Shareholders

                                                     SALMON SMITH BARNEY
                                                     ---------------------------
                                                     A member of citigroup[LOGO]

Directors

Victor K. Atkins
A.E. Cohen
Robert A. Frankel
Rainer Greeven
Susan M. Heilbron
Heath B. McLendon, Chairman

Officers

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President and
Treasurer

James B. Conheady
Vice President

Ellen Cordozo Sonsino
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

Investment Managers

SSBC Fund Management Inc.
Travelers Investment Adviser, Inc.

Custodian

PNC Bank, N.A.

Annuity Administration

Travelers Annuity Investor Services
5 State House Square
1 Tower Square
Hartford, CT 06183

This report is submitted for the general information of the shareholders of Travelers Series Fund Inc. - Smith Barney Large Cap Value Portfolio, Alliance Growth Portfolio and Van Kampen American Capital Enterprise Portfolio. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

Travelers Series Fund Inc.
388 Greenwich Street
New York, New York 10013

www.smithbarney.com

IN0802 6/99

            [GRAPHIC]

            Travelers Series Fund Inc.

            AIM Capital
            Appreciation Portfolio

            Smith Barney Large
            Capitalization Growth
            Portfolio

            ----------------------------------
            S E M I - A N N U A L  R E P O R T
            ----------------------------------

            April 30, 1999

            Smith Barney Mutual Funds

Travelers Series
Fund Inc.

                                                                  [PHOTO]

                                                                  HEATH B.
                                                                  MCLENDON

                                                                  Chairman

Dear Shareholder:
We are pleased to provide the semi-annual report for the Travelers Series Fund Inc. -- AIM Capital Appreciation Portfolio and the Smith Barney Large Capitalization Growth Portfolio for the period ended April 30, 1999. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A detailed summary of performance and current holdings can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Portfolio Highlights
AIM Capital Appreciation Portfolio
The AIM Capital Appreciation Portfolio ("Portfolio") seeks capital appreciation. For the six months ended April 30, 1999, the Portfolio returned 20.23%, including dividends and before the deduction of any sales charges. In comparison, mid-capitalization funds generated an average total return of 25.96% for the same period according to Lipper, Inc., a major fund-tracking organization.

The first quarter of 1999 was a difficult period for the Portfolio as technology stocks, long market favorites, faced a massive selloff. Though markets rebounded during April, total return for the quarter as a whole was a disappointing 0.07%. Over the same period, the Lipper Midcap Fund Index produced a total return of 2.30% and the S&P 400 rose 5.09%.

Statistics showed that the U.S. economy grew at a torrid 6% pace during the fourth quarter of 1998. Many market observers speculated that the Federal Reserve Board might raise interest rates to slow economic growth and head off inflation. This was one factor that caused many markets to tumble during February 1999.

The technology sector in particular was badly bruised. Many investors began to worry about a bubble developing, especially in high-flying Internet stocks. The sell-off in the technology area affected the Portfolio, which has long held significant holdings in technology industries. But the markets rebounded, especially when first-quarter 1999 earnings reports came in quite strong. During April, the S&P 400 rose 7.88%.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     1

The Portfolio's managers continued their disciplined, earnings-driven stock selection process, closely looking at the underlying fundamentals of individual companies, not the overall market.

The technology sector represented approximately a third of net assets. Because of its earnings-driven investment discipline, the Portfolio did not participate in the huge run-up in Internet stocks during 1998. Many Internet companies simply had no earnings to report. The Portfolio's technology holdings tend to be in the companies that make the Internet possible. One expression that the portfolio managers use to describe their investment approach is that "they seek to own the companies that make the bullets, not the companies that fight the war." An example would be PMC-Sierra Inc., a company that develops semiconductor components for the broadband and high-bandwidth communications network industries. Increasing bandwidth, the volume of information that can be transmitted over a network at a given time, is critical for the evolution of information exchange and Internet commerce. Another example is Emc Corp., maker of information storage and retrieval systems, EMC Corp. reported a 51% rise in earnings for the first quarter of 1999, the eighth consecutive quarter its revenue and earnings both grew in excess of 30%.

A number of Portfolio holdings, although related to technology and the Internet, are not officially part of the technology sector. A good example is Charles Schwab, the discount broker that is now a big player in on-line trading. The rising value of Schwab stock made an important contribution to the Portfolio's performance during the reporting period.

While increasing their technology holdings, the managers trimmed their health care holdings. The stocks of health-care service providers such as hospitals and HMOs continue to perform very poorly. Medicare reimbursement policy has eroded hospitals' earnings, and stiff competition is preventing HMOs from raising client fees. Long-term care provider HCR Manor Care and dialysis center operator Total Renal Care, for example, are no longer Portfolio holdings.

Nevertheless, the managers believe that there are opportunities in health care. Guidant, maker of stents and other devices used in cardiac care, remains one of the Portfolio's largest holdings as a percent of net assets. In the view of the managers, a company seems to need that kind of market niche to prosper in health care today.

Health care is a sector where negative sentiment is taking down good stocks along with the bad. Omnicare, for example, dispenses drugs for nursing homes and does computerized record keeping for patients in its clients' facilities. Omnicare's stock came under significant pressure early in 1999 despite the fact that the company has an excellent long-term performance record and had double-digit sales and earnings


--------------------------------------------------------------------------------
2                                        1999 Semi-Annual Report to Shareholders
growth during 1998. The investment team kept the stock in the Portfolio despite market pressure on it, and during April it regained a good bit of lost ground.

Consumer cyclicals remain important Portfolio holdings, with specialty retailers a major focus of investment. Restaurants also offer some good opportunities. There was serious overbuilding in this industry a few years back, but that seems to have come to a halt. Restaurant holdings include Outback Steakhouse and Brinker International, owner of the Chili's chain, among others.

New to the Portfolio's top ten list is Omnicom Group, a company that operates advertising agencies worldwide. For the first quarter of 1999, both revenue and earnings rose 28% over first quarter of 1998. Another new name on that list is Providian Financial Corporation, a firm that extends credit to marginal customers by issuing secured credit cards tied to the borrowers' savings accounts with the company. Providian reported record earnings for the first quarter of 1999, citing a combination of strong account growth and an improved credit loss rate.

Low unemployment, rising wages, minimal inflation and low interest rates are bolstering consumer confidence. These factors have helped keep consumer spending strong, and consumer spending drives about two-thirds of the U.S. economy. As a result, the long economic expansion may continue.

In the equity markets, sentiment has favored big companies almost constantly over the past two years, although companies in the midcap sector, where the Portfolio invests, have been reporting much better earnings at far lower valuations. Toward the close of the reporting period, there was evidence that markets were starting to turn toward midcap stocks. During April, the S&P 400, a midcap index, rose 7.88% while the large-cap S&P 500 rose 3.87%. It's too early to tell if this will be a long-term change in market sentiment. If it is, it would be a very favorable development for the AIM Capital Appreciation Portfolio.

Smith Barney Large Capitalization Growth Portfolio
The Smith Barney Large Capitalization Growth Portfolio ("Portfolio") seeks long-term growth of capital by normally investing 65% of its assets in the equity securities of companies with market capitalizations of $5 billion or more. For the six months ended April 30, 1999, the Portfolio returned 40.18%. In comparison, the S&P 500 Index generated a 22.31% over the same period.

The first quarter of 1999 was another interesting one for large-capitalization growth stocks. Investors continued to focus on companies delivering a degree of earnings consistency, steady dividend increases, share buyback programs, and most importantly, strategic acquisitions. The difficult worldwide economic conditions have also played into the sector's favor as an almost Darwinian


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     3
survival of the fittest struggle takes place. The strong companies are getting stronger, and the best are getting better, as the strength of their balance sheets enables them to put increasing competitive distance between the top companies in an industry and secondary and peripheral members.

The manager continues to believe that the large-cap growth sector will create opportunities to build positions in the group rotationally throughout 1999. Overall low inflation and no pricing power market conditions continue to benefit unit growth stories. This environment, coupled with the flexibility of high-quality balance sheets, has provided the manager with numerous investment opportunities. He looks for continued dividend increases, share buybacks, and strategic acquisitions within the large cap growth arena.

The stock market action in April has once again raised the question. "Is this rotation for real?" The manager's answer has been the same over the years: he does not know, and he views sector rotation to be like market timing, a very difficult endeavor at best. Short-term trading, more than anything, speaks volumes for asset allocation.

The Portfolio's manager also believes that the backdrop still remains favorable for the large-cap growth sector. The manager plans to continue focusing on companies with consistent earnings growth, dividend growth and high return on equity. The recoveries of Asia and Latin America probably signal the end of the 18-month underperformance of consumer stocks and should reignite interest in the franchise technology names.

In closing, thank you for investing in the Travelers Series Fund Inc. We look forward to continuing to help you to pursue your financial goals.

Sincerely,


/s/ Heath B. McLendon

Heath B. McLendon
Chairman

May 26, 1999


--------------------------------------------------------------------------------
4                                        1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
                       AIM Capital Appreciation Portfolio
--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------

                         Net Asset Value
                         ---------------
                       Beginning      End      Income    Capital Gain       Total
Period Ended           of Period   of Period  Dividends  Distributions     Returns+
====================================================================================
4/30/99                  $12.31      $14.80     $0.00        $0.00          20.23%++
------------------------------------------------------------------------------------
10/31/98                  12.68       12.31      0.02         0.00          (2.79)
------------------------------------------------------------------------------------
10/31/97                  10.76       12.68      0.01         0.00          17.96
------------------------------------------------------------------------------------
10/31/96                  10.00       10.76      0.01         0.00           7.71
------------------------------------------------------------------------------------
10/10/95* - 10/31/95      10.00       10.00      0.00         0.00           0.00++
====================================================================================
Total                                           $0.04        $0.00
====================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Returns+
--------------------------------------------------------------------------------

================================================================================
Six Months Ended 4/30/99++                                                20.23%
--------------------------------------------------------------------------------
Year Ended 4/30/99                                                         5.93
--------------------------------------------------------------------------------
10/10/95* through 4/30/99                                                 11.76
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return+
--------------------------------------------------------------------------------

================================================================================
10/10/95* through 4/30/99                                                 48.50%
================================================================================

+  Assumes the reinvestment of all dividends and capital gain distributions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
*  Commencement of operations.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     5

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

                   Growth of $10,000 Invested in Shares of the AIM Capital Appreciation Portfolio vs. Lipper Midcap Index+

--------------------------------------------------------------------------------
                           October 1995 -- April 1999

                                    [GRAPHIC]

              AIM Capital Appreciation Portfolio     Lipper Midcap Index
10/10/95                    10000                          10000
4/96                        10711                          11727
10/96                       10771                          11739
4/97                        10582                          11530
10/97                       12706                          14180
4/98                        14019                          16201
10/98                       12351                          13768
4/30/99                     14850                          17068

+ Hypothetical illustration of $10,000 invested in shares of the AIMCapital
  Appreciation Portfolio on October 10, 1995 (commencement of operations), assuming reinvestment of dividends and capital gains at net asset value through April 30, 1999. The Lipper Midcap Index is an index of widely held common stocks listed on the New York and American Stock Exchanges and over-the-counter markets. Figures for the Lipper Midcap Index include reinvestment of dividends. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.

  All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.


--------------------------------------------------------------------------------
6                                        1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
               Smith Barney Large Capitalization Growth Portfolio
--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------

                         Net Asset Value
                         ---------------
                       Beginning      End      Income    Capital Gain       Total
Period Ended           of Period   of Period  Dividends  Distributions     Returns+
====================================================================================
4/30/99                  $ 9.90      $13.87     $0.01        $0.00         40.18%++
------------------------------------------------------------------------------------
5/1/98* - 10/31/98        10.00        9.90      0.00         0.00         (1.00)++
====================================================================================
Total                                           $0.01        $0.00
====================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Returns+
--------------------------------------------------------------------------------

================================================================================
Six Months Ended 4/30/99++                                                40.18%
--------------------------------------------------------------------------------
5/1/98* through 4/30/99++                                                 13.22
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return+
--------------------------------------------------------------------------------

================================================================================
5/1/98* through 4/30/99                                                   38.78%
================================================================================
+  Assumes the reinvestment of all dividends and capital gain distributions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
*  Commencement of operations.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     7

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

                   Growth of $10,000 Invested in Shares of the
               Smith Barney Large Capitalization Growth Portfolio
                        vs. Standard & Poor's 500 Index+

--------------------------------------------------------------------------------
                             May 1998 -- April 1999

                                    [GRAPHIC]

                       Smith Barney
                   Large Capitalization           Standard & Poor's
                      Growth Portfolio               500 Index
5/1/98                     10000                       10000
7/98                       10360                       10119
10/98                      9900                        9959
1/99                       13078                       11637
4/30/99                    13878                       12181

+ Hypothetical illustration of $10,000 invested in shares of the Smith
  Barney Large Capitalization Growth Portfolio on May 1, 1998 (commencement of operations), assuming reinvestment of dividends and capital gains at net asset value through April 30, 1999. The Standard & Poor's 500 Index is an index composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Figures for the index include reinvestment of dividends. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.

  All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.


--------------------------------------------------------------------------------
8                                        1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) April 30, 1999
--------------------------------------------------------------------------------

                       AIM CAPITAL APPRECIATION PORTFOLIO

 SHARES                              SECURITY                                          VALUE
==============================================================================================
COMMON STOCK -- 90.7%
Advertising -- 2.4%
     8,000   Interpublic Group of Cos., Inc.                                       $   620,500
    28,000   Lamar Advertising Co., Class A Shares+                                    941,500
    45,400   Omnicom Group Inc.                                                      3,291,500
    26,700   Outdoor Systems, Inc.+                                                    672,506
    35,500   Snyder Communications, Inc.+                                            1,042,812
----------------------------------------------------------------------------------------------
                                                                                     6,568,818
----------------------------------------------------------------------------------------------
Aerospace & Defense -- 0.1%
     6,900   Gulfstream Aerospace Corp.+                                               336,375
----------------------------------------------------------------------------------------------
Airlines -- 0.3%
    28,500   Southwest Airlines Co.                                                    928,031
----------------------------------------------------------------------------------------------
Banking -- 4.3%
    13,700   AmSouth Bancorporation                                                    651,606
    18,000   Astoria Financial Corp.                                                   902,250
     8,800   Bank United Corp., Class A Shares                                         355,300
    42,900   Dime Bancorp, Inc.                                                        989,381
    22,700   First Tennessee National Corp.+                                           978,938
    87,600   Firstar Corp.                                                           2,633,475
    29,900   Golden State Bancorp Inc.+                                                734,419
    27,600   GreenPoint Financial Corp.                                                966,000
    10,700   Mercantile Bankshares Corp.                                               395,900
    43,450   North Fork Bancorporation, Inc.                                           977,625
     9,500   Northern Trust Corp.                                                      884,688
    16,600   TCF Financial Corp.                                                       481,400
    12,100   Zions Bancorporation                                                      806,919
----------------------------------------------------------------------------------------------
                                                                                    11,757,901
----------------------------------------------------------------------------------------------
Broadcasting -- 1.9%
    28,000   AT&T Corp. - Liberty Media Group+                                       1,788,500
    26,490   Chancellor Media Corp., Class A Shares+                                 1,453,639
     8,500   Cox Communications, Inc.+                                                 674,687
     9,400   Heftel Broadcasting Corp.+                                                511,125
    24,200   USA Networks, Inc.+                                                       904,475
----------------------------------------------------------------------------------------------
                                                                                     5,332,426
----------------------------------------------------------------------------------------------
Building - Residential -- 0.4%
    15,000   Fleetwood Enterprises, Inc.                                               370,313
    10,100   Kaufman & Broad Home Corp.                                                245,556
    17,000   Masco Corp.                                                               499,375
----------------------------------------------------------------------------------------------
                                                                                     1,115,244
----------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     9

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1999
--------------------------------------------------------------------------------

                       AIM CAPITAL APPRECIATION PORTFOLIO

 SHARES                              SECURITY                                          VALUE
==============================================================================================
Communications - Equipment and Software -- 2.1%
    42,500   Ascend Communications, Inc.+                                         $  4,106,562
    18,700   Metromedia Fiber Network, Inc., Class A Shares+                         1,575,475
----------------------------------------------------------------------------------------------
                                                                                     5,682,037
----------------------------------------------------------------------------------------------
Computer Software -- 9.1%
    18,600   Affiliated Computer Services, Class A Shares+                             711,450
    18,200   America Online, Inc.                                                    2,598,050
    63,100   BMC Software, Inc.                                                      2,717,244
    24,850   Cadence Design Systems, Inc.+                                             337,028
    18,950   CDW Computer Centers, Inc.+                                             1,696,025
    12,000   Check Point Software Technologies Ltd.+                                   423,000
    55,800   Citrix Systems, Inc.+                                                   2,371,500
    87,600   Compuware Corp.+                                                        2,135,250
    33,620   CSG Systems International, Inc.+                                        1,298,572
    14,000   DST Systems, Inc.+                                                        815,500
     8,900   Electronics Arts Inc.+                                                    452,231
    13,700   Intuit Inc.+                                                            1,179,912
    17,000   Learning Company Inc.                                                     527,000
    12,200   Lycos, Inc.+                                                            1,216,187
     9,600   Microsoft Corp.+                                                          780,600
    37,900   Novell, Inc.+                                                             843,275
    15,000   Policy Management Systems Corp.+                                          471,563
    10,800   Siebel Systems, Inc.+                                                     415,125
     9,485   Sterling Commerce, Inc.+                                                  296,999
    22,900   Sterling Software, Inc.+                                                  473,744
    37,900   SunGard Data Systems Inc.                                               1,210,431
    28,100   Synopsys Inc.+                                                          1,324,213
    11,100   Verio Inc.+                                                               788,100
----------------------------------------------------------------------------------------------
                                                                                    25,082,999
----------------------------------------------------------------------------------------------
Computers -- 3.0%
    37,000   Adaptec, Inc.+                                                            890,312
    13,000   Apple Computer, Inc.+                                                     598,000
    11,700   ASM Lithography Holding N.V.+                                             456,300
    16,200   Convergys Corp.+                                                          301,725
    18,000   Diebold, Inc.+                                                            433,125
    31,300   EMC Corp.+                                                              3,409,744
    18,100   NCR Corp.+                                                                742,100
    21,000   VERITAS Software Corp.+                                                 1,491,000
----------------------------------------------------------------------------------------------
                                                                                     8,322,306
----------------------------------------------------------------------------------------------
Consumer/Commercial Services -- 6.3%
    28,400   Apollo Group Inc., Class A Shares                                         702,900
    37,700   Ceridian Corp.+                                                         1,380,762
    18,700   CIBER, Inc.+                                                              352,963

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1999
--------------------------------------------------------------------------------

                       AIM CAPITAL APPRECIATION PORTFOLIO

 SHARES                              SECURITY                                          VALUE
==============================================================================================
Consumer/Commercial Services -- 6.3% (continued)
    26,000   Cintas Corp.                                                          $ 1,787,500
    78,900   Comdisco, Inc.                                                          2,076,056
    79,200   Concord EFS, Inc.+                                                      2,643,300
    43,800   Fiserv Inc.+                                                            2,565,038
    34,300   Keane, Inc.                                                               851,069
    16,900   National Data Corp.                                                       779,513
    18,190   NOVA Corp.                                                                472,940
    37,925   Paychex, Inc.                                                           1,936,545
     9,200   Quintiles Transnational Corp.+                                            373,175
    39,300   Stewart Enterprises Inc., Class A Shares+                                 781,087
    28,300   USWeb Corp.+                                                              634,981
----------------------------------------------------------------------------------------------
                                                                                    17,337,829
----------------------------------------------------------------------------------------------
Consumer Non-Durables -- 0.9%
     4,400   Ball Corp.                                                                241,725
    11,000   Clorox Co.                                                              1,269,125
    25,000   Dial Corp.                                                                850,000
----------------------------------------------------------------------------------------------
                                                                                     2,360,850
----------------------------------------------------------------------------------------------
Diversified -- 0.3%
    25,000   Viad Corp.                                                                826,562
----------------------------------------------------------------------------------------------
Electronics -- 1.7%
     9,600   Arrow Electronics, Inc.+                                                  174,600
    16,000   Maytag Corp.                                                            1,094,000
    15,000   Sanmina Corp.+                                                            995,625
    30,800   Symbol Technologies, Inc.                                               1,470,700
    22,500   Teradyne, Inc.+                                                         1,061,719
----------------------------------------------------------------------------------------------
                                                                                     4,796,644
----------------------------------------------------------------------------------------------
Electronics - Semiconductors and Components -- 8.2%
    23,000   Altera Corp.+                                                           1,661,750
    45,000   Analog Devices, Inc.+                                                   1,580,625
    22,000   Applied Materials, Inc.+                                                1,179,750
    36,400   Atmel Corp.+                                                              664,300
    22,100   KLA-Tencor Corp.+                                                       1,096,712
    36,200   Linear Technology Corp.                                                 2,058,875
    36,900   LSI Logic Corp.+                                                        1,254,600
    28,400   Maxim Integrated Products Inc.                                          1,590,400
    25,350   Microchip Technology Inc.+                                                887,250
    26,000   National Semiconductor Corp.+                                             325,000
     9,000   Novellus Systems, Inc.+                                                   425,250
    23,200   PMC-Sierra, Inc.+                                                       2,224,300
    55,600   Solectron Corp.+                                                        2,696,600
    10,000   SPX Corp.                                                                 653,125
    14,000   Uniphase Corp.                                                          1,699,250

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    11

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1999
--------------------------------------------------------------------------------

                       AIM CAPITAL APPRECIATION PORTFOLIO

 SHARES                              SECURITY                                          VALUE
==============================================================================================
Electronics - Semiconductors and Components -- 8.2% (continued)
    16,000   Vitesse Semiconductor Corp.+                                          $   741,000
    36,400   Xilinx, Inc.                                                            1,660,750
----------------------------------------------------------------------------------------------
                                                                                    22,399,537
----------------------------------------------------------------------------------------------
Entertainment and Leisure Time -- 2.2%
     7,700   Action Performance Cos., Inc.                                             260,837
    50,500   Callaway Golf Co.                                                         760,656
    36,900   Circus Circus Enterprises, Inc.+                                          777,206
    42,500   Harley-Davidson, Inc.                                                   2,534,063
    20,000   MGM Grand, Inc.+                                                          880,000
     8,500   SFX Entertainment, Inc., Class A Shares+                                  524,875
     7,300   Speedway Motorsports, Inc.+                                               316,637
----------------------------------------------------------------------------------------------
                                                                                     6,054,274
----------------------------------------------------------------------------------------------
Financial Services -- 5.7%
    22,800   Bear Stearns Cos. Inc.                                                  1,063,050
    14,800   Capital One Financial Corp.                                             2,570,575
    55,600   Charles Schwab Corp.                                                    6,102,100
    10,000   Countrywide Credit Industries, Inc.                                       453,125
    19,000   Equifax Inc.                                                              682,813
    35,000   Federated Investors, Inc.                                                 562,188
    19,000   Finova Group, Inc.                                                        917,938
    11,000   Lehman Brothers Holdings Inc.                                             611,187
     9,000   Old Kent Financial Corp.                                                  425,250
    18,850   SLM Holding Corp.                                                         804,659
    38,800   T. Rowe Price Associates, Inc.                                          1,462,275
----------------------------------------------------------------------------------------------
                                                                                    15,655,160
----------------------------------------------------------------------------------------------
Food - Baking -- 0.5%
    17,000   Flowers Industries, Inc.                                                  361,250
    12,000   Keebler Foods Co.+                                                        385,500
    14,000   U.S. Foodservice+                                                         588,875
----------------------------------------------------------------------------------------------
                                                                                     1,335,625
----------------------------------------------------------------------------------------------
Instruments - Scientific -- 1.1%
    46,900   American Power Conversion Corp.+                                        1,547,700
    12,300   Perkin-Elmer Corp.+                                                     1,329,937
----------------------------------------------------------------------------------------------
                                                                                     2,877,637
----------------------------------------------------------------------------------------------
Insurance -- 3.0%
    16,000   AFLAC Inc.                                                                868,000
    11,000   ChoicePoint Inc.+                                                         653,125
     4,500   HCC Insurance Holdings, Inc.                                               95,062
    16,100   MGIC Investment Corp.                                                     781,856
    25,800   Provident Co., Inc.                                                     1,015,875
    26,950   Providian Corp.                                                         3,478,234

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1999
--------------------------------------------------------------------------------

                       AIM CAPITAL APPRECIATION PORTFOLIO

 SHARES                              SECURITY                                          VALUE
==============================================================================================
Insurance -- 3.0% (continued)
    25,500   ReliaStar Financial Corp.                                              $  937,125
    12,000   Torchmark, Corp.                                                          410,250
----------------------------------------------------------------------------------------------
                                                                                     8,239,527
----------------------------------------------------------------------------------------------
Manufacturing -- 3.6%
    69,775   Clayton Homes, Inc.                                                       776,247
    58,000   Corning Inc.                                                            3,320,500
     7,650   Crane Co.                                                                 221,372
    21,000   Danaher Corp.                                                           1,395,187
    35,600   Leggett & Platt, Inc.                                                     821,025
    18,500   Lexmark International Group, Inc., Class A Shares+                      2,284,750
     8,800   Pentair, Inc.                                                             413,600
    31,700   Shaw Industries, Inc.+                                                    574,563
----------------------------------------------------------------------------------------------
                                                                                     9,807,244
----------------------------------------------------------------------------------------------
Medical Distribution -- 0.4%
     8,605   Cardinal Health, Inc.                                                     514,687
    18,924   Henry Schein, Inc.+                                                       495,572
----------------------------------------------------------------------------------------------
                                                                                     1,010,259
----------------------------------------------------------------------------------------------
Medical Equipment and Information Systems -- 2.8%
    35,400   Biomet, Inc.                                                            1,451,400
    67,000   Guidant Corp.                                                           3,597,063
    15,100   IMS Health Inc.                                                           453,000
    55,400   Omnicare, Inc.                                                          1,333,063
     8,000   Waters Corp.+                                                             841,000
----------------------------------------------------------------------------------------------
                                                                                     7,675,526
----------------------------------------------------------------------------------------------
Medical Products and Supplies -- 2.0%
    18,000   Bausch & Lomb Inc.                                                      1,350,000
    41,450   Jones Pharma Inc.                                                       1,331,581
     7,500   Orthodontic Centers of America, Inc.+                                      92,813
    10,000   Patterson Dental Co.+                                                     360,625
    22,400   Sybron International Corp.+                                               620,200
    33,200   Universal Health Services, Inc., Class B Shares+                        1,720,175
----------------------------------------------------------------------------------------------
                                                                                     5,475,394
----------------------------------------------------------------------------------------------
Medical Services -- 1.2%
    17,750   Covance Inc.+                                                             389,391
    26,500   Express Scripts Inc., Class A Shares+                                   1,951,063
    37,737   Health Management Associates Inc., Class A Shares+                        589,641
    11,600   Trigon Healthcare Inc.+                                                   368,300
----------------------------------------------------------------------------------------------
                                                                                     3,298,395
----------------------------------------------------------------------------------------------
Miscellaneous -- 0.1%
     5,500   G&K Services Inc., Class A Shares                                         257,125
----------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    13

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1999
--------------------------------------------------------------------------------

                       AIM CAPITAL APPRECIATION PORTFOLIO

 SHARES                              SECURITY                                          VALUE
==============================================================================================
Office Equipment, Products and Supplies -- 1.8%
    80,250   Office Depot Inc.+                                                     $1,765,500
   108,237   Staples Inc.+                                                           3,247,110
----------------------------------------------------------------------------------------------
                                                                                     5,012,610
----------------------------------------------------------------------------------------------
Oil and Gas -- 3.1%
    26,500   Apache Corp.                                                              813,219
    34,000   Baker Hughes Inc.                                                       1,015,750
    25,600   BJ Services Co.+                                                          684,800
     4,200   Coflexip Stena Offshore ADR                                               186,900
    35,700   Cooper Cameron Corp.+                                                   1,378,912
    12,000   Core Laboratories N.V.+                                                   216,000
    18,000   Diamond Offshore Drilling                                                 595,125
    27,400   El Paso Energy Corp.                                                    1,006,950
    41,500   Global Industries Ltd.+                                                   510,969
    35,000   Rowan Cos., Inc.+                                                         560,000
    22,800   Santa Fe Energy Resources Inc.+                                           205,200
    22,700   Smith International, Inc.+                                              1,018,663
    18,000   Stolt Comex Seaway, S.A.+                                                 225,000
     9,000   Stolt Comex Seaway, S.A. ADR, Class A Shares+                              99,000
----------------------------------------------------------------------------------------------
                                                                                     8,516,488
----------------------------------------------------------------------------------------------
Oil and Gas - Drilling -- 0.4%
    19,200   Transocean Offshore Inc.                                                  570,000
    56,900   Varco International, Inc.+                                                643,681
----------------------------------------------------------------------------------------------
                                                                                     1,213,681
----------------------------------------------------------------------------------------------
Pharmaceuticals -- 1.7%
    15,700   Alpharma, Inc., Class A Shares                                            463,150
    17,300   Biogen, Inc.                                                            1,644,581
     9,000   Forest Laboratories, Inc.+                                                400,500
    22,500   Medicis Pharmaceutical Corp., Class A Shares                              547,031
    44,300   Mylan Laboratories Inc.                                                 1,005,056
    15,700   Watson Pharmaceuticals, Inc.+                                             635,850
----------------------------------------------------------------------------------------------
                                                                                     4,696,168
----------------------------------------------------------------------------------------------
Printing and Publishing -- 1.4%
    33,200   Electronics for Imaging, Inc.+                                          1,570,775
    18,000   McGraw-Hill Cos., Inc.+                                                   994,500
    19,000   Reader's Digest Association, Inc., Class A Shares                         675,688
    12,300   Valassis Communications, Inc.+                                            688,800
----------------------------------------------------------------------------------------------
                                                                                     3,929,763
----------------------------------------------------------------------------------------------
Restaurants -- 2.0%
    35,000   Brinker International, Inc.+                                              966,875
    37,000   Outback Steakhouse, Inc.+                                               1,325,063
    14,400   Papa John's International, Inc.+                                          578,700

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
14                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1999
--------------------------------------------------------------------------------

                       AIM CAPITAL APPRECIATION PORTFOLIO

 SHARES                              SECURITY                                          VALUE
==============================================================================================
Restaurants -- 2.0% (continued)
    36,800   Starbucks Corp.+                                                      $ 1,359,300
    21,000   Tricon Global Restaurants, Inc.+                                        1,351,875
----------------------------------------------------------------------------------------------
                                                                                     5,581,813
----------------------------------------------------------------------------------------------
Retail -- 8.1%
    14,800   Abercrombie & Fitch Co., Inc., Class A Shares+                          1,407,850
    48,600   Bed Bath & Beyond Inc.+                                                 1,734,412
    16,000   Best Buy Co., Inc.+                                                       764,000
    14,400   Circuit City Stores - Circuit City Group                                  885,600
    17,400   Dollar General Corp.                                                      610,088
    31,975   Dollar Tree Stores, Inc.+                                               1,167,087
    49,500   Family Dollar Stores, Inc.                                              1,194,188
    14,225   The Gap, Inc.                                                             946,852
    20,000   Intimate Brands, Inc.                                                   1,000,000
    24,600   Jones Apparel Group, Inc.+                                                811,800
    23,700   Kohl's Corp.+                                                           1,574,569
    35,100   The Kroger Co.+                                                         1,906,369
     5,200   Linens `n Things, Inc.+                                                   237,900
    17,200   Lowe's Cos., Inc.                                                         907,300
    19,100   Mattel, Inc.                                                              494,213
    43,475   The Men's Wearhouse, Inc.+                                              1,190,128
    22,900   NIKE, Inc., Class B Shares                                              1,424,094
    10,000   Payless ShoeSource, Inc.+                                                 484,375
     9,200   Ross Stores, Inc.                                                         422,625
    56,900   The TJX Cos., Inc.                                                      1,895,481
    13,800   Tommy Hilfiger Corp.+                                                     964,275
     8,900   Williams-Sonoma, Inc.+                                                    258,100
----------------------------------------------------------------------------------------------
                                                                                    22,281,306
----------------------------------------------------------------------------------------------
Telecommunications -- 2.6%
    39,300   Century Telephone Enterprises, Inc.                                     1,581,825
    16,200   Cincinnati Bell Inc.                                                      366,525
    18,200   Comcast Corp., Class A Shares                                           1,195,512
    27,200   Global Telesystems Group, Inc.                                          1,798,600
     9,000   NTL Inc.+                                                                 686,250
    27,800   Univision Communications Inc., Class A Shares+                          1,608,925
----------------------------------------------------------------------------------------------
                                                                                     7,237,637
----------------------------------------------------------------------------------------------
Telecommunications Equipment -- 3.9%
    19,000   ADC Telecommunications, Inc.                                              908,438
    27,300   Comverse Technology, Inc.                                               1,750,612
    32,300   General Instrument Corp.+                                               1,178,950
    45,400   Nokia Corp. ADR                                                         3,368,113

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    15

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1999
--------------------------------------------------------------------------------

                       AIM CAPITAL APPRECIATION PORTFOLIO

 SHARES                              SECURITY                                          VALUE
==============================================================================================
Telecommunications Equipment -- 3.9% (continued)
     12,000  QUALCOMM Inc.+                                                       $  2,400,000
     36,000  Scientific-Atlanta, Inc.                                                1,143,000
----------------------------------------------------------------------------------------------
                                                                                    10,749,113
----------------------------------------------------------------------------------------------
Transportation - Miscellaneous -- 1.0%
     27,400  Airborne Freight Corp.                                                    876,800
     31,200  Kansas City Southern Industries, Inc.                                   1,858,350
----------------------------------------------------------------------------------------------
                                                                                     2,735,150
----------------------------------------------------------------------------------------------
Waste Management -- 1.1%
     42,740  Allied Waste Industries Inc.+                                             755,964
     20,000  Republic Services, Inc., Class A Shares+                                  411,250
     32,377  Waste Management, Inc.                                                  1,829,300
----------------------------------------------------------------------------------------------
                                                                                     2,996,514
----------------------------------------------------------------------------------------------
             TOTAL COMMON STOCK
             (Cost -- $183,597,587)                                                249,483,968
==============================================================================================

  FACE
 AMOUNT                              SECURITY                                          VALUE
==============================================================================================
SHORT-TERM INVESTMENTS -- 9.3%
$ 9,897,000  Federal Home Loan Bank Discount Note, 4.900% due 5/3/99                 9,894,306
 15,573,000  Federal Home Loan Mortgage Corp., 4.820% due 5/3/99                    15,568,830
----------------------------------------------------------------------------------------------
             TOTAL SHORT-TERM INVESTMENTS
             (Cost -- $25,463,136)                                                  25,463,136
==============================================================================================
             TOTAL INVESTMENTS -- 100%
             (Cost -- $209,060,723*)                                              $274,947,104
==============================================================================================

+ Non-income producing security.
* Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
16                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1999
--------------------------------------------------------------------------------

               SMITH BARNEY LARGE CAPITALIZATION GROWTH PORTFOLIO

 SHARES                              SECURITY                                          VALUE
==============================================================================================
COMMON STOCK -- 94.3%
Capital Goods -- 2.0%
    20,620   General Electric Co.                                                  $ 2,175,410
----------------------------------------------------------------------------------------------
Computer Software -- 7.7%
    46,750   America Online, Inc.+                                                   6,673,563
    21,440   Microsoft Corp.+                                                        1,743,340
----------------------------------------------------------------------------------------------
                                                                                     8,416,903
----------------------------------------------------------------------------------------------
Consumer Cyclicals -- 6.9%
    48,860   The Home Depot, Inc.                                                    2,928,546
    23,060   McDonald's Corp.                                                          977,168
   115,075   The Walt Disney Co.                                                     3,653,631
----------------------------------------------------------------------------------------------
                                                                                     7,559,345
----------------------------------------------------------------------------------------------
Consumer Staples -- 20.5%
    69,795   Avon Products, Inc.                                                     3,790,741
    85,910   The Coca-Cola Co.                                                       5,841,880
    64,525   Gillette Co.                                                            3,367,398
    87,520   PepsiCo, Inc.                                                           3,232,770
    34,150   The Procter & Gamble Co.                                                3,203,697
    34,730   Wm. Wrigley Jr. Co.                                                     3,080,117
----------------------------------------------------------------------------------------------
                                                                                    22,516,603
----------------------------------------------------------------------------------------------
Energy -- 1.5%
    24,935   Schlumberger Ltd.                                                       1,592,723
----------------------------------------------------------------------------------------------
Financial Services -- 23.5%
    18,757   American International Group, Inc.                                      2,202,775
    30,725   BankAmerica, Corp.                                                      2,212,200
        45   Berkshire Hathaway Inc., Class A Shares                                 3,438,000
         9   Berkshire Hathaway Inc., Class B Shares                                    22,230
    25,235   Fannie Mae                                                              1,790,108
    77,755   Household International Inc.                                            3,912,048
    44,160   Merrill Lynch & Co., Inc.                                               3,706,680
    28,915   Morgan Stanley Dean Witter & Co.                                        2,868,007
   131,435   Wells Fargo Co.                                                         5,676,349
----------------------------------------------------------------------------------------------
                                                                                    25,828,397
----------------------------------------------------------------------------------------------
Health Care -- 13.7%
    42,840   Amgen Inc.+                                                             2,631,983
    31,710   Eli Lilly & Co.                                                         2,334,649
    33,555   Johnson & Johnson                                                       3,271,612
    14,180   Merck & Co., Inc.                                                         996,145
    17,440   Pfizer Inc.                                                             2,006,690
    55,450   Warner-Lambert Co.                                                      3,767,134
----------------------------------------------------------------------------------------------
                                                                                    15,008,213
----------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    17

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1999
--------------------------------------------------------------------------------

               SMITH BARNEY LARGE CAPITALIZATION GROWTH PORTFOLIO

 SHARES                              SECURITY                                          VALUE
==============================================================================================
Technology -- 18.5%
    14,117   Cisco Systems, Inc.+                                                  $ 1,610,220
    69,340   Intel Corp.                                                             4,242,741
    40,620   Lucent Technologies Inc.                                                2,442,278
    40,690   Motorola, Inc.                                                          3,260,286
    52,210   Novell Inc.                                                             1,161,673
    47,260   Texas Instruments Inc.                                                  4,826,427
    61,400   Xilinx Inc.+                                                            2,801,375
----------------------------------------------------------------------------------------------
                                                                                    20,345,000
----------------------------------------------------------------------------------------------
             TOTAL COMMON STOCK
             (Cost -- $87,844,464)                                                 103,442,594
==============================================================================================

  FACE
 AMOUNT                              SECURITY                                          VALUE
==============================================================================================
REPURCHASE AGREEMENT -- 5.7%
$6,248,000   Chase Securities Inc., 4.770% due 5/3/99; Proceeds at maturity --
             $6,250,481; (Fully collateralized by U.S. Treasury Notes,
             8.125% due 8/15/21; Market value -- $6,377,875)
             (Cost -- $6,248,000)                                                    6,248,000
==============================================================================================
             TOTAL INVESTMENTS -- 100%
             (Cost -- $94,092,464*)                                               $109,690,594
==============================================================================================

+ Non-income producing security.
* Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
18                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Assets and Liabilities (unaudited)                  April 30, 1999
--------------------------------------------------------------------------------

                                                                                                Smith Barney
                                                                        AIM Capital                 Large
                                                                        Appreciation           Capitalization
                                                                          Portfolio           Growth Portfolio
===============================================================================================================
ASSETS:
  Investments, at value
    (Cost -- $209,060,723 and $94,092,464)                             $ 274,947,104            $ 109,690,594
  Cash                                                                        10,792                   15,551
  Dividends and interest receivable                                           35,604                   36,812
---------------------------------------------------------------------------------------------------------------
  Total Assets                                                           274,993,500              109,742,957
---------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                         1,779,870                3,936,145
  Management fees payable                                                    188,410                  154,410
  Accrued expenses                                                            83,580                   43,791
---------------------------------------------------------------------------------------------------------------
  Total Liabilities                                                        2,051,860                4,134,346
---------------------------------------------------------------------------------------------------------------
Total Net Assets                                                       $ 272,941,640            $ 105,608,611
===============================================================================================================
NET ASSETS:
  Par value of capital shares                                          $         184            $          76
  Capital paid in excess of par value                                    203,087,253               89,447,922
  Undistributed (overdistributed) net investment income                           --                    6,577
  Accumulated net investment loss                                           (144,767)                      --
  Accumulated net realized gain from security transactions                 4,112,589                  555,906
  Net unrealized appreciation of investments                              65,886,381               15,598,130
---------------------------------------------------------------------------------------------------------------
Total Net Assets                                                       $ 272,941,640            $ 105,608,611
===============================================================================================================
Shares Outstanding                                                        18,446,172                7,611,600
---------------------------------------------------------------------------------------------------------------
Net Asset Value                                                        $       14.80            $       13.87
---------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    19

--------------------------------------------------------------------------------
Statements of Operations (unaudited)
--------------------------------------------------------------------------------

For the Six Months Ended April 30, 1999

                                                                                                Smith Barney
                                                                        AIM Capital                 Large
                                                                        Appreciation           Capitalization
                                                                          Portfolio           Growth Portfolio
===============================================================================================================
INVESTMENT INCOME:
  Interest                                                             $    549,519             $     87,742
  Dividends                                                                 404,468                  202,743
---------------------------------------------------------------------------------------------------------------
  Total Investment Income                                                   953,987                  290,485
---------------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 2)                                                1,020,270                  225,909
  Shareholder communications                                                 20,169                   12,000
  Audit and legal                                                            17,753                   18,500
  Custody                                                                    13,517                    5,600
  Registration fees                                                          10,019                       --
  Directors' fees                                                             8,713                    2,000
  System servicing fees                                                       5,923                    4,500
  Other                                                                       2,390                    5,938
---------------------------------------------------------------------------------------------------------------
  Total Expenses                                                          1,098,754                  274,447
---------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                               (144,767)                  16,038
---------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTE 3):
  Realized Gain From Security Transactions
  (excluding short-term securities):
    Proceeds from sales                                                  88,800,412                4,691,830
    Cost of securities sold                                              74,919,947                4,116,286
---------------------------------------------------------------------------------------------------------------
  Net Realized Gain                                                      13,880,465                  575,544
---------------------------------------------------------------------------------------------------------------
  Changes in Net Unrealized Appreciation
  of Investments:
    Beginning of period                                                  34,002,947                  903,093
    End of period                                                        65,886,381               15,598,130
---------------------------------------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                                31,883,434               14,695,037
---------------------------------------------------------------------------------------------------------------
Net Gain on Investments                                                  45,763,899               15,270,581
---------------------------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                 $ 45,619,132             $ 15,286,619
===============================================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
20                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Six Months Ended April 30, 1999 (unaudited) and the Year Ended October 31, 1998

AIM Capital Appreciation Portfolio                                1999             1998
==========================================================================================
OPERATIONS:
  Net investment loss                                       $    (144,767)   $    (136,999)
  Net realized gain (loss)                                     13,880,465       (8,377,798)
  Increase in net unrealized appreciation                      31,883,434        1,117,130
------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Operations            45,619,132       (7,397,667)
------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                --         (323,315)
------------------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                                      --         (323,315)
------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares                             48,861,307       64,713,956
  Net asset value of shares issued
    for reinvestment of dividends                                      --          323,315
  Cost of shares reacquired                                   (47,400,950)     (34,299,732)
------------------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                                     1,460,357       30,737,539
------------------------------------------------------------------------------------------
Increase in Net Assets                                         47,079,489       23,016,557

NET ASSETS:
  Beginning of period                                         225,862,151      202,845,594
------------------------------------------------------------------------------------------
  End of period*                                            $ 272,941,640    $ 225,862,151
==========================================================================================
* Includes accumulated net investment loss of:              $    (144,767)              --
==========================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    21

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

For the Six Months Ended April 30, 1999 (unaudited) and the Year Ended October 31, 1998

Smith Barney Large Capitalization Growth Portfolio               1999             1998(a)
==========================================================================================
OPERATIONS:
  Net investment income                                     $      16,038    $      17,597
  Net realized gain (loss)                                        575,544          (19,638)
  Increase in net unrealized appreciation                      14,695,037          903,093
------------------------------------------------------------------------------------------
  Increase in Net Assets From Operations                       15,286,619          901,052
------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                           (27,058)              --
------------------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                                 (27,058)              --
------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares                             69,562,828       19,937,850
  Net asset value of shares issued
    for reinvestment of dividends                                  27,058               --
  Cost of shares reacquired                                       (27,759)         (51,979)
------------------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                                    69,562,127       19,885,871
------------------------------------------------------------------------------------------
Increase in Net Assets                                         84,821,688       20,786,923

NET ASSETS:
  Beginning of period                                          20,786,923               --
------------------------------------------------------------------------------------------
  End of period*                                            $ 105,608,611    $  20,786,923
==========================================================================================
* Includes undistributed net investment income of:          $       6,577    $      17,597
==========================================================================================

(a) For the period from May 1, 1998 (commencement of operations) to October 31, 1998.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
22                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The AIM Capital Appreciation Portfolio and Smith Barney Large Capitalization Growth Portfolio ("Portfolio(s)") are separate investment portfolios of the Travelers Series Fund Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of these portfolios and eleven other separate investment portfolios: Smith Barney Large Cap Value, Alliance Growth, Van Kampen American Capital Enterprise, Smith Barney International Equity, Smith Barney Pacific Basin, Travelers Managed Income (formerly known as TBC Managed Income), Putnam Diversified Income, GT Global Strategic Income, Smith Barney High Income, MFS Total Return and Smith Barney Money Market Portfolios. Shares of the Fund are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate semi-annual reports.

The significant accounting policies followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government agencies and obligations are valued at the mean between the bid and asked prices; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (e) interest income is recorded on an accrual basis; (f) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolios determine the existence of a dividend declaration after exercising reasonable due diligence; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 1998, reclassifications were made to the AIM Capital Appreciation Portfolio's capital accounts to reflect


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    23

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, for the AIM Capital Appreciation Portfolio, a portion of overdistributed net investment income amounting to $137,355 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (j) the Portfolios intend to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Transactions with Affiliated Persons

SSBC Fund Management Inc., ("SSBC"), formerly known as Mutual Management Corp., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment manager of the Smith Barney Large Capitalization Growth Porfolio ("SBLCG"). SBLCG pays SSBC a management fee calculated at an annual rate of 0.75% on the average daily net assets of the Portfolio.

Travelers Investment Adviser, Inc. ("TIA"), an affiliate of SSBC, acts as the investment manager of the AIM Capital Appreciation Portfolio ("AIMCAP"). AIMCAP pays TIA a management fee calculated at an annual rate of 0.80% on the average daily net assets of the Portfolio. These fees are calculated daily and paid monthly.

TIA has also entered into a sub-advisory agreement with AIM Capital Management, Inc. ("AIM"). Pursuant to the sub-advisory agreement, AIM is responsible for the day-to-day portfolio operations and investment decisions and is compensated for such services at the annual rate of 0.375% of the Portfolio's average daily net assets. TIA pays this fee to AIM on a monthly basis.

TIA has also entered into a Sub-Administrative Services Agreement with SSBC. TIA pays SSBC, as sub-administrator, a fee calculated at an annual rate of 0.10% of the Portfolio's average daily net assets.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the primary broker for its portfolio agency transactions. During the six months ended April 30, 1999, SSB did not receive any brokerage commissions.

All officers and one Director of the Fund are employees of SSB.


--------------------------------------------------------------------------------
24                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

3. Investments

For the six months ended April 30, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                                Smith Barney
                                               AIM Capital  Large Capitalization
                                              Appreciation         Growth
================================================================================
Purchases                                     $90,916,779       $73,426,023
--------------------------------------------------------------------------------
Sales                                          88,800,412         4,691,830
================================================================================

At April 30, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                Smith Barney
                                               AIM Capital  Large Capitalization
                                              Appreciation         Growth
================================================================================
Gross unrealized appreciation                 $74,421,733       $16,497,325
Gross unrealized depreciation                  (8,535,352)         (899,195)
--------------------------------------------------------------------------------
Net unrealized appreciation                   $65,886,381       $15,598,130
================================================================================

4. Capital Loss Carryforward

At October 31, 1998, the AIM Capital Appreciation and Smith Barney Large Capitalization Growth Portfolios had, for Federal income tax purposes, approximately $9,589,000 and $20,000, respectively, of capital loss carryforwards available to offset any future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. Expiration occurs on October 31 of the years shown below:

                                               Total        2004        2006
================================================================================
AIM Capital Appreciation                    $9,589,000    $939,000   $8,650,000
--------------------------------------------------------------------------------
Smith Barney Large Capitalization Growth        20,000          --       20,000
================================================================================

5. Lending of Portfolio Securities

Each Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities or high quality money market instruments that are


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    25

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account.

At April 30, 1999, the Portfolios had no securities on loan.

6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolios basis in the contract.

The Portfolios enter into such contracts to hedge a portion of their portfolio. The Portfolios bear the market risk that arise from changes in the value of the financial instruments and securities indices (futures contracts).

At April 30, 1999, the Portfolios had no open futures contracts.

7. Options Contracts

When the Portfolios write a covered call option, an amount equal to the premium received by the Portfolios are recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolios realize a gain equal to the amount of the premium received. When the Portfolios enter into a closing purchase transaction, the Portfolios realize a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When written index options are exercised, settlement is made in cash.


--------------------------------------------------------------------------------
26                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

The risk in writing a covered call option is that the Portfolios give up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price.

During the six months ended April 30, 1999, the Portfolios did not enter into any written covered call option contracts.

8. Capital Shares

At April 30, 1999, the Fund had six billion shares of capital stock authorized with a par value of $0.00001 per share. Each share of a Portfolio represents an equal proportionate interest in that Portfolio with each other share of the same Portfolio and has an equal entitlement to any dividends and distributions made by the Portfolio.

Transactions in shares of each Portfolio were as follows:

                                            Six Months Ended      Year Ended
                                             April 30, 1999    October 31, 1998*
================================================================================
AIM Capital Appreciation
Shares sold                                    3,534,657          5,060,116
Shares issued on reinvestment                         --             23,548
Shares reacquired                             (3,434,791)        (2,728,617)
--------------------------------------------------------------------------------
Net Increase                                      99,866          2,355,047
================================================================================
Smith Barney Large Capitalization Growth
Shares sold                                    5,511,160          2,105,804
Shares issued on reinvestment                      2,228                 --
Shares reacquired                                 (2,508)            (5,084)
--------------------------------------------------------------------------------
Net Increase                                   5,510,880          2,100,720
================================================================================

* Transactions for the Smith Barney Large Capitalization Growth Portfolio are for the period May 1, 1998 (commencement of operations) through October 31, 1998.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    27

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended October 31, except where noted:

AIM Capital Appreciation Portfolio              1999(1)            1998            1997           1996(2)         1995(2)(3)
============================================================================================================================
Net Asset Value, Beginning of Period            $12.31            $12.68          $10.76          $10.00            $10.00
----------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)(4)                (0.01)            (0.01)           0.02            0.02              0.02
  Net realized and unrealized
    gain (loss)                                   2.50             (0.34)           1.91            0.75             (0.02)
----------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations               2.49             (0.35)           1.93            0.77                --
----------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                             --             (0.02)          (0.01)          (0.01)               --
----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 --             (0.02)          (0.01)          (0.01)               --
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $14.80            $12.31          $12.68          $10.76            $10.00
----------------------------------------------------------------------------------------------------------------------------
Total Return                                     20.23%++          (2.79)%         17.96%           7.71%             0.00%++
----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)              $272,942          $225,862        $202,846        $112,905            $8,083
----------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(4)                                     0.86%+            0.85%           0.85%           0.96%             1.00%+
  Net investment income (loss)                   (0.11)+           (0.06)           0.20            0.22              4.07+
----------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             38%               75%             56%             44%                6%
============================================================================================================================

(1) For the six months ended April 30, 1999 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3) For the period from October 10, 1995 (commencement of operations) to October 31, 1995.
(4) The Manager waived all of its fees and reimbursed expenses of $13,456 for the period ended October 31, 1995. If such fees were not waived, the per share effect on net investment income would have been a decrease of $0.03 and the expense ratio would have been 5.95% (annualized).
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.


--------------------------------------------------------------------------------
28                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout the period ended October 31, except where noted:

Smith Barney Large Capitalization Growth Portfolio        1999(1)           1998(2)
===================================================================================
Net Asset Value, Beginning of Period                       $9.90            $10.00
-----------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                                     0.00*             0.01
  Net realized and unrealized gain (loss)                   3.98             (0.11)#
-----------------------------------------------------------------------------------
Total Income (Loss) From Operations                         3.98             (0.10)
-----------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                    (0.01)               --
-----------------------------------------------------------------------------------
Total Distributions                                        (0.01)               --
-----------------------------------------------------------------------------------
Net Asset Value, End of Period                            $13.87             $9.90
-----------------------------------------------------------------------------------
Total Return++                                             40.18%            (1.00)%
-----------------------------------------------------------------------------------
Net Assets, End of Period (000s)                        $105,609           $20,787
-----------------------------------------------------------------------------------
Ratios to Average Net Assets+:
  Expenses(3)                                               0.91%             1.00%
  Net investment income                                     0.05              0.52
-----------------------------------------------------------------------------------
Portfolio Turnover Rate                                        8%                1%
===================================================================================

(1) For the six months ended April 30, 1999 (unaudited).
(2) For the period from May 1, 1998 (commencement of operations) to October 31, 1998.
(3) The Manager waived all or part of its fees for the period ended October 31, 1998. If such fees were not waived, the per share effect on net investment income and the expense ratio would have been as follows:

                                Net Investment Income      Expense Ratio
                                 Per Share Decreases    Without Fee Waiver
                                 -------------------    ------------------
      1998                              $0.02                 1.77%+

*  Amount represents less than $0.01.
# The amount shown may not be consistent with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares throughout the year.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+  Annualized.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    29

                                                            SALOMON SMITH BARNEY
                                                     ---------------------------
                                                     A member of citigroup[LOGO]

Directors

Victor K. Atkins
A.E. Cohen
Robert A. Frankel
Rainer Greeven
Susan M. Heilbron
Heath B. McLendon, Chairman

Officers

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

Investment Managers

SSBC Fund Management Inc.
Travelers Investment Adviser, Inc.

Custodian

PNC Bank, N.A.

Annuity Administration

Travelers Annuity Investor Services
5 State House Square
1 Tower Square
Hartford, CT 06183

This report is submitted for the general information of the shareholders of the Travelers Series Fund Inc. -- AIM Capital Appreciation and Smith Barney Large Capitalization Growth Portfolios. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Portfolios, which contains information concerning the Portfolios' investment policies and expenses as well as other pertinent information.

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

Travelers Series Fund Inc.
388 Greenwich Street
New York, New York 10013

IN0806 6/99

[GRAPHIC]

Travelers Series Fund Inc.

Smith Barney High Income
Portfolio

Putnam Diversified Income
Portfolio

------------------
SEMI-ANNUAL REPORT
------------------

April 30, 1999

Smith Barney Mutual Funds

Travelers Series
Fund Inc.

                                                               [PHOTO]

                                                               HEATH B. MCLENDON

                                                               Chairman

Dear Shareholder:

We are pleased to provide the semi-annual report for the Travelers Series Fund Inc. -- Smith Barney High Income and Putnam Diversified Income Portfolios ("Portfolios") for the period ended April 30, 1999. In this report, we summarize the period's prevailing economic and market conditions and outline the investment strategy employed by each Portfolio. A detailed summary of performance and current holdings can be found in the appropriate sections that follow.

Portfolio Highlights
Smith Barney High Income Portfolio

The Smith Barney High Income Portfolio ("Portfolio") seeks high current income. Capital appreciation is a secondary objective. For the period ended April 30, 1999, the Portfolio returned 8.60%. In comparison, the Fund's Lipper Inc. peer group ("Lipper") returned 11.86% over the same period. (Lipper is an independent fund-tracking organization.)

The high-yield bond market finished the first quarter of 1999 on a strong note with the big rally in the stock markets fueling renewed investor interest in high-yield bonds. Given the continued strength in the U.S. economy, the high-yield bond market outperformed both the U.S. Treasury and investment grade corporate bond markets. Interest rates moved higher, with the higher quality end of the bond markets performing poorly.

The high-yield bond market's performance in the first quarter of 1999 fell in the middle of the performance range for the U.S. Treasuries and stocks. The lowest quality sectors of the high-yield bond market generated the strongest total returns. The strongest performing industry sectors during the reporting period were basic materials (i.e., forest products, metals and mining), media (i.e., cable TV, and broadcasting) and telecommunications. The weakest industry sectors included healthcare and energy.

The Portfolio's performance lagged the various high-yield indices somewhat in the first quarter with returns modestly below the domestic high-yield bond market. The manager was held back by his lower weightings in basic materials companies


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     1
and his heavier weightings in healthcare companies. He has continued to maintain a meaningful emphasis on better quality issues and his strategy clearly did not help performance in the first quarter of 1999. Put simply, his expectation of slower U.S. economic growth and lower interest rates did not materialize and does not appear likely to happen for the foreseeable future.

During the reporting period, the manager has started to eliminate underperforming companies such as some of his deteriorating credits in healthcare and selectively raising his exposure to basic industries that he thinks should benefit from continued economic growth. He has even modestly increased his energy exposure by investing in some of the higher-quality energy issues. He believes that his pro-growth sector strategy should work well going forward. In terms of quality, the manager has been increasing his exposure to the middle B-rated segment of the market where he continues to find attractive yields.

Over the course of 1999 the manager expects a continuation of solid economic growth with modest inflation. This bodes well for the stock markets as well as the high-yield bond market. If his expectations come true, middle quality high-yield issues should do better. In addition, he plans to focus closely on some of the stronger companies in select commodity sectors such as paper, energy and steel where conditions appear to be improving. The manager remains bullish on the total return prospects for high-yield bonds at current valuation levels, especially given the health of the U.S. economy.

Putnam Diversified Income Portfolio

For the six months ended April 30, 1999, the Putnam Diversified Income Portfolio ("Portfolio") returned 4.36%. In comparison, the Lehman Brothers Aggregate Bond Index posted a total return of 7.97% over the same period. (The Lehman Brothers Aggregate Index is an unmanaged index composed of the Lehman Intermediate Government/Corporate Bond Index and the Mortgage-Backed Securities Index, and includes U.S. Treasury issues, agency issues, corporate bond issues and mortgage-backed securities).

The spectacular rally of the U.S. Treasury market for much of 1998 was due, in large part, to investors' extreme aversion to risk as many of the world's nations boiled over with political, economic, and financial upheaval. A series of rate cuts by the Federal Reserve Board in the U.S. in the final months of 1998 helped restore liquidity to global markets and calm investors' fears. By the new year, strong U.S. and European economic fundamentals and modest economic improvement in the Pacific Basin helped to renew investors' interest even more in the so-called spread sectors -- U.S. high-yield banks, high-grade corporate bonds, mortgage-backed securities and emerging-markets debt.

Money that had poured into the U.S. Treasury market at a rapid-fire pace began to flow back to higher-yielding fixed-income securities around the world. Japanese


--------------------------------------------------------------------------------
2                                        1999 Semi-Annual Report to Shareholders
investors, strong supporters of the U.S. government bond market last year, also began to repatriate capital. As a result, the U.S. Treasury rally came to a standstill in the fourth quarter of 1998 and then reversed itself in the first quarter of 1999. By period's end, the overall performance of the Portfolio's Treasury holdings was flat.

Within the mortgage-backed securities sector, the Portfolio's emphasized securities that tend to have lower prepayment sensitivity. The focus for most of the reporting period was on intermediate-term current-coupon residential pass-through securities, and commercial mortgage-backed securities ("CMBS"). The Portfolio's CMBS holdings did poorly for much of the period because of the ongoing decline in the real estate sector and a historic decline in trading of CMBS that occurred in the fall.

Given the favorable economic backdrop that continues to support real estate fundamentals, the Portfolio's managers took advantage of the attractive prices of CMBS and slightly increased the Portfolio's holdings in the final months of the period. The decision benefited performance by period's end and the Portfolio's managers plan to maintain the Portfolio's current exposure to CMBS as it enters the second half of fiscal 1999. Toward the end of the reporting period, the managers also began shifting their attention to higher-coupon and older mortgage-backed issues in the residential sector as favorable opportunities arose.

U.S. high-yield bonds, among the hardest-hit asset classes after last fall's global financial debacle, bounced back to become leading contenders in the fixed-income universe again. As many investors recovered their appetite for risk and recognized the outstanding value offered by high-yield bonds, their return to the sector bid prices up. High-yield bonds, in fact, posted the only positive returns in the U.S. fixed-income market at the end of the first quarter of 1999.

Throughout this sector's volatility, the Portfolio's managers held steady in their industry and security selections, confident that a turnaround would soon be at hand. They continued to favor bonds in telecommunications, media and finance -- fast-growing industries with long-term growth potential regardless of market swings. With merger and acquisition activity continuing at a fast pace, there exists a greater likelihood of credit upgrades, a trend that stands to benefit many high-yield bonds. Going forward, the managers expect to add selectively some high quality cyclical holdings, given the current economic and market environments. Cyclical issues stand to benefit, should commodity prices improve.

The Portfolio retained a focus on the core bond markets of Europe throughout the semiannual period, primarily the Netherlands, Germany, France -- now members of Europe's Economic and Monetary Union (EMU) -- and the United Kingdom. Signs of slowing economic growth and repeated interest-rate cuts were the catalysts for solid returns from European holdings in 1998, particularly when performance was translated into a weaker U.S. dollar. In the first three months of 1999, however,


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     3
a stronger U.S. dollar and a shaky start to the Euro dampened bond returns so that when all was said and done, the Portfolio's European holdings generally produced lackluster results. In Asia, although Japan's bond market experienced a recent rally, it performed quite poorly throughout 1998 and its outlook remains murky. The managers therefore limited the Portfolio's exposure to Japanese government bonds.

Since the outset of the fiscal year, the Portfolio's managers have incrementally increased the Portfolio's exposure to certain better-quality emerging markets such as Bulgaria and Mexico, that they believe have greater access to capital. They also selectively invested in Brazil, whose bond market staged a turnaround in the first quarter of 1999.

According to the manager, the world today is quite different from the way it was only a few years ago. There now exists a greater independence among nations and a cross-pollination of market influences that require a comprehensive, big-picture approach to fixed-income investing; however, diligent focus on security selection within each sector is also critical.

While no assurances can be made, the Portfolio's managers enter the second half of fiscal 1999 with optimism about the continued resurgence of spread securities in the face of stabilizing global economies, investors' renewed interest, converging interest rates and fairly subdued inflation worldwide. However, the managers are aware that greater volatility in the world's financial markets cannot be ruled out as the Euro begins to challenge the U.S. dollar's status as the world's dominant reserve currency and emerging markets remain a wild card. Conflicting signals about the direction of the U.S. economy and therefore interest rates also bear watching. In-depth research, selectivity, and broad diversification should remain the dominant criteria for Portfolio composition in the months ahead.

In closing, thank you for your investment in the Travelers Series Fund Inc. -- Smith Barney High Income and Putnam Diversified Income Portfolios. We look forward to continuing to help you pursue your financial goals.

Sincerely,


/s/ Heath B. McLendon

Heath B. McLendon
Chairman

June 2, 1999


--------------------------------------------------------------------------------
4                                        1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
                       Smith Barney High Income Portfolio
--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------

                         Net Asset Value
                       --------------------
                       Beginning     End       Income    Capital Gain    Total
Period Ended           of Period  of Period   Dividends  Distributions  Returns+
================================================================================
4/30/99                  $11.97     $13.00     $0.00         $0.00       8.60%++
--------------------------------------------------------------------------------
10/31/98                  13.25      11.97      0.74          0.17      (3.38)
--------------------------------------------------------------------------------
10/31/97                  12.09      13.25      0.66          0.06      16.24
--------------------------------------------------------------------------------
10/31/96                  11.26      12.09      0.50          0.00      12.17
--------------------------------------------------------------------------------
10/31/95                  10.07      11.26      0.22          0.00      14.30
--------------------------------------------------------------------------------
6/16/94*-10/31/94         10.00      10.07      0.00          0.00       0.70++
================================================================================
Total                                          $2.12         $0.23
================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Returns+
--------------------------------------------------------------------------------

================================================================================
Six Months Ended 4/30/99++                                              8.60%
--------------------------------------------------------------------------------
Year Ended 4/30/99                                                     (0.26)
--------------------------------------------------------------------------------
6/16/94* through 4/30/99                                                9.77
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return+
--------------------------------------------------------------------------------

================================================================================
6/16/94* through 4/30/99                                               57.48%
================================================================================

+     Assumes the reinvestment of all dividends and capital gains distributions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
*     Commencement of operations.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     5

--------------------------------------------------------------------------------
  Historical Performance (unaudited)
--------------------------------------------------------------------------------

                   Growth of $10,000 Invested in Shares of the
                     Smith Barney High Income Portfolio vs.
               Salomon Smith Barney Intermediate High Yield Index+

--------------------------------------------------------------------------------

                             June 1994 -- April 1999

                                  [LINE CHART]

                                          Salomon Brothers
				 Smith Barney   	  Intermediate
                         High Income      High Yield Index
                         -----------      ----------------
6/16/94                    10,000            10,000
10/94                      10,070            10,113
10/95                      11,510            11,723
10/96                      12,912            12,690
10/97                      15,008            14,580
10/98                      14,500            14,501
4/30/99                    15,748            15,918

+ Hypothetical illustration of $10,000 invested in shares of the Smith Barney High Income Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through April 30, 1999. The Salomon Smith Barney Intermediate High Yield Index is comprised of 434 issues, both cash-pay and deferred interest bonds with a remaining maturity of at least seven years, but less than ten years. The bonds are all public, non-convertible issues with at least $50 million outstanding. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.


--------------------------------------------------------------------------------
6                                        1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
                       Putnam Diversified Income Portfolio
--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------

                         Net Asset Value
                       --------------------
                       Beginning     End       Income    Capital Gain    Total
Period Ended           of Period  of Period   Dividends  Distributions  Returns+
================================================================================
4/30/99                  $11.70     $12.21     $0.00        $0.00        4.36%++
--------------------------------------------------------------------------------
10/31/98                  12.31      11.70      0.42         0.14       (0.65)
--------------------------------------------------------------------------------
10/31/97                  11.99      12.31      0.56         0.09        8.44
--------------------------------------------------------------------------------
10/31/96                  11.46      11.99      0.39         0.13        9.43
--------------------------------------------------------------------------------
10/31/95                  10.18      11.46      0.09         0.00       13.55
--------------------------------------------------------------------------------
6/16/94*-10/31/94         10.00      10.18      0.00         0.00        1.80++
================================================================================
Total                                          $1.46        $0.36
================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Returns+
--------------------------------------------------------------------------------

================================================================================
Six Months Ended 4/30/99++                                              4.36%
--------------------------------------------------------------------------------
Year Ended 4/30/99                                                      0.97
--------------------------------------------------------------------------------
6/16/94* through 4/30/99                                                7.49
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return+
--------------------------------------------------------------------------------

================================================================================
6/16/94* through 4/30/99                                               42.22%
================================================================================

+     Assumes the reinvestment of all dividends and capital gains distributions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
*     Commencement of operations.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     7

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

                   Growth of $10,000 Invested in Shares of the Putnam Diversified Income Portfolio vs. Lehman Brothers
                 Aggregate Bond Index and Salomon Smith Barney
                      Non-U.S. World Government Bond Index+

--------------------------------------------------------------------------------

                             June 1994 -- April 1999

                                  [LINE CHART]

                                  Salomon Brothers Non-U.S.   Lehman Brothers
             Putnam Diversified        World Government           Aggregate
              Income Portfolio      Bond Index - Unhedged        Bond Index
              ----------------      ---------------------     ---------------
6/16/94            10,000                  10,000                  10,000
10/94              10,180                  10,554                  10,052
10/95              11,560                  12,155                  11,626
10/96              12,650                  12,818                  12,305
10/97              13,706                  14,410                  13,399
10/98              13,628                  16,254                  14,651
4/30/99            14,222                  15,555                  14,752

+ Hypothetical illustration of $10,000 invested in shares of the Putnam Diversified Income Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through April 30, 1999. The Lehman Brothers Aggregate Bond Index is comprised of over 6,500 issues of U.S. Treasuries, Agencies, Corporate Bonds and Mortgage-Backed Securities. The Salomon Smith Barney Non-U.S. World Government Bond Index - Unhedged is comprised of fixed rate bonds with a maturity of one year or longer, and at least $25 million outstanding. This index includes securities from 10 countries, providing a comprehensive measure of the total return performance of the domestic bond markets in each country included, as well as the ten combined countries. These indexes are unmanaged and are not subject to the same management and trading expenses of a mutual fund.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.


--------------------------------------------------------------------------------
8                                        1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited)                              April 30, 1999
--------------------------------------------------------------------------------

                       SMITH BARNEY HIGH INCOME PORTFOLIO

   FACE
  AMOUNT+     RATING(a)                      SECURITY                                          VALUE
======================================================================================================
CORPORATE BONDS AND NOTES -- 93.2%
Aerospace -- 0.7%
   715,000    B1*     BE Aerospace Inc., Sr. Sub. Notes, 9.500% due 11/1/08                 $  765,050
   500,000    B-      Fairchild Corp., Guaranteed Sr. Sub. Notes,
                        10.750% due 4/15/09(b)                                                 502,500
------------------------------------------------------------------------------------------------------
                                                                                             1,267,550
------------------------------------------------------------------------------------------------------
Airlines -- 1.0%
 1,420,000    BB      Airplanes Pass-Through Trust, Corporate Asset-Backed
                        Securities, Series 1, Class D, 10.875% due 3/15/19                   1,438,758
   440,000    Ba2*    Continental Airlines, Inc., Notes, 8.000% due 12/15/05                   440,000
------------------------------------------------------------------------------------------------------
                                                                                             1,878,758
------------------------------------------------------------------------------------------------------
Auto Parts -- 0.2%
   315,000    B       Dura Operating Corp., Sr. Sub. Notes,
                        9.000% due 5/1/09(b)                                                   322,087
------------------------------------------------------------------------------------------------------
Automotive Aftermarket -- 0.7%
 1,310,000    B1*     Exide Corp., Sr. Notes, 10.000% due 4/15/05                            1,323,100
------------------------------------------------------------------------------------------------------
Broadcasting-- 2.4%
   680,000    B-      Capstar Broadcasting Corp., Sr. Discount Notes,
                        step bond to yield 10.857% due 2/1/09                                  581,400
 1,865,000    B1*     Chancellor Media Corp., Guaranteed Sr. Sub. Notes,
                        9.000% due 10/1/08                                                   2,000,212
   445,000    B-      Citadel Broadcasting Co., Guaranteed Sr. Sub. Notes,
                        9.250% due 11/15/08                                                    479,487
   640,000    CCC+    Telemundo Holdings, Inc., Sr. Discount Notes, Series B,
                        step bond to yield 11.586% due 8/15/08                                 355,200
                      TV Azteca S.A. de C.V., Guaranteed Sr. Notes, Series A:
   920,000    B+        10.125% due 2/15/04                                                    823,400
   425,000    B+        10.500% due 2/15/07                                                    368,688
------------------------------------------------------------------------------------------------------
                                                                                             4,608,387
------------------------------------------------------------------------------------------------------
Building Materials Chains -- 0.4%
                      Building Materials Corp., Sr. Notes:
   565,000    BB        Series B, 8.000% due 12/1/08(b)                                        560,762
   250,000    BB        Step bond to yield 10.015% due 7/1/04                                  261,875
------------------------------------------------------------------------------------------------------
                                                                                               822,637
------------------------------------------------------------------------------------------------------
Building Products -- 0.9%
   440,000    B       Amatek Industries Pty. Ltd., Sr. Sub. Notes,
                        12.000% due 2/15/08(b)                                                 423,500
                      Nortek Inc., Sr. Notes:
   195,000    B+        8.875% due 8/1/08(b)                                                   201,338
 1,020,000    B+        Series B, 9.125% due 9/1/07                                          1,068,450
------------------------------------------------------------------------------------------------------
                                                                                             1,693,288
------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     9

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1999
--------------------------------------------------------------------------------

                       SMITH BARNEY HIGH INCOME PORTFOLIO

   FACE
  AMOUNT+     RATING(a)                      SECURITY                                          VALUE
========================================================================================================
Cable Television -- 13.8%
 1,075,000      BB-      Century Communications Corp., Sr. Notes,
                          8.750% due 10/1/07                                                 $ 1,126,062
                        Charter Communications Holdings LLC/Charter
                          Communications Capital Corp.:
 1,450,000      B+          Sr. Discount Notes, step bond to yield
                              9.887% due 4/1/11(b)                                               957,000
   610,000      B+          Sr. Notes, 8.625% due 4/1/09(b)                                      626,775
   820,000      B2*     Comcast UK Cable Partners Ltd., Sr. Discount Debentures,
                          step bond to yield 10.615% due 11/15/07                                756,450
                        CSC Holdings Inc., Sr. Sub. Debentures:
 1,705,000      BB-       9.875% due 2/15/13                                                   1,913,862
 1,300,000      B1*       10.500% due 5/15/16                                                  1,556,750
   245,000      BB+       7.875% due 2/15/18                                                     252,656
 2,025,000(GBP) B-      Diamond Holdings PLC, Guaranteed Notes,
                          10.000% due 2/1/08                                                   3,455,007
   690,000      B       Echostar DBS Corp., Sr. Notes, 9.375% due 2/1/09(b)                      721,050
                        NTL Inc., Sr. Notes:
   975,000      B-        11.500% due 10/1/08(b)                                               1,104,188
   970,000      B-        Step bond to yield 12.329% due 10/1/08(b)                              681,425
                        Rogers Cablesystems, Ltd.:
 2,100,000      BB-       Guaranteed Sr. Sub. Debentures, 11.000% due 12/1/15                  2,467,500
                          Sr. Secured Second Priority:
 2,000,000      BB+         Debentures, 10.000% due 12/1/07                                    2,260,000
 2,000,000      BB+         Notes, Series B, 10.000% due 3/15/05                               2,260,000
                        Telewest Communications PLC:
                          Sr. Discount Notes, step bond to yield:
395,000GBP      B+          9.078% due 4/15/09(b)                                                430,882
   395,000      B+          9.177% due 4/15/09(b)                                                266,625
 1,000,000      B+        Sr. Notes, 11.250% due 11/1/08(b)                                    1,165,000
 6,700,000      B       United International Holdings Inc., Sr. Discount Notes,
                          Series B, step bond to yield 11.155% due 2/15/08                     4,505,750
--------------------------------------------------------------------------------------------------------
                                                                                              26,506,982
--------------------------------------------------------------------------------------------------------
Casinos/Gambling -- 2.3%
                        Circus Circus Enterprises Inc.:
   395,000      BBB-      Debentures, 6.700% due 11/15/2096                                      376,237
   160,000      BB+       Sr. Sub. Debentures, 7.625% due 7/15/13                                152,400
   870,000      BB+     Harrah's Operating Co. Inc., Guaranteed Sr. Sub. Notes,
                          7.875% due 12/15/05                                                    880,875
   835,000      B       Harveys Casino Resorts, Guaranteed Sr. Sub. Notes,
                          10.625% due 6/1/06                                                     885,100

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1999
--------------------------------------------------------------------------------

                       SMITH BARNEY HIGH INCOME PORTFOLIO

   FACE
  AMOUNT+     RATING(a)                      SECURITY                                          VALUE
========================================================================================================
Casinos/Gambling -- 2.3% (continued)
   790,000      B       Hollywood Park, Inc., Sr. Sub. Notes, 9.250% due 2/15/07(b)           $  819,625
   375,000      B       Isle of Capri Casinos, Inc., Sr. Sub. Notes,
                          8.750% due 4/15/09(b)                                                  374,063
                        Station Casinos, Inc., Sr. Sub. Notes:
   190,000      B+        10.125% due 3/15/06                                                    202,825
   700,000      B+        8.875% due 12/1/08(b)                                                  726,250
--------------------------------------------------------------------------------------------------------
                                                                                               4,417,375
--------------------------------------------------------------------------------------------------------
Chemicals - Major -- 0.1%
   245,000      B2*     Huntsman Corp., Sr. Sub. Notes, 9.500% due 7/1/07(b)                     242,550
--------------------------------------------------------------------------------------------------------
Chemicals - Specialty -- 0.3%
   555,000      B+      Sterling Chemicals Inc., Sr. Sub. Notes,
                          11.750% due 8/15/06                                                    535,575
--------------------------------------------------------------------------------------------------------
Coal Mining -- 0.3%
   635,000      B       AEI Resources Inc., Guaranteed Notes,
                          10.500% due 12/15/05(b)                                                647,700
--------------------------------------------------------------------------------------------------------
Construction/AG Equipment/Trucks -- 0.1%
   260,000      B       Columbus McKinnon Corp., Guaranteed Sr. Sub. Notes,
                          8.500% due 4/1/08                                                      258,700
--------------------------------------------------------------------------------------------------------
Containers/Packaging -- 1.8%
   270,000      B       AEP Industries Inc., Sr. Sub. Notes,
                          9.875% due 11/15/07                                                    283,500
   775,000      B       Huntsman Packaging Corp., Guaranteed Sr. Sub. Notes,
                          9.125% due 10/1/07                                                     784,687
   550,000(DEM) B       Impress Metal Packaging Holdings, Sr. Sub. Notes,
                          9.875% due 5/29/07(b)                                                  330,975
   510,000      B       Packaging Corp. of America, Sr. Sub. Notes,
                          9.625% due 4/1/09(b)                                                   531,675
   550,000      B       Stone Container Finance Corp., Guaranteed Sr. Notes,
                          11.500% due 8/15/06(b)                                                 599,500
                       Tekni-Plex Inc.:
   435,000      B-        Guaranteed Sr. Sub. Notes, Series B,
                            9.250% due 3/1/08                                                    446,963
   500,000      B-        Sr. Sub. Notes, Series B, 11.250% due 4/1/07                           545,000
--------------------------------------------------------------------------------------------------------
                                                                                               3,522,300
--------------------------------------------------------------------------------------------------------
Contract Drilling -- 0.8%
   785,000      Ba3*    R&B Falcon Corp., Sr. Notes, 12.250% due 3/15/06(b)                      824,250
                        RBF Finance Corp., Guaranteed Sr. Notes:
   270,000      BB-       11.000% due 3/15/06(b)                                                 284,175
   465,000      BB-       11.375% due 3/15/09(b)                                                 490,575
--------------------------------------------------------------------------------------------------------
                                                                                               1,599,000
--------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    11

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1999
--------------------------------------------------------------------------------

                       SMITH BARNEY HIGH INCOME PORTFOLIO

   FACE
  AMOUNT+     RATING(a)                      SECURITY                                          VALUE
======================================================================================================
Discount Stores -- 0.8%
   620,000    BB+     DR Structured Finance Securitized Lease Trust,
                        Pass-Through Certificates, Series A-2,
                        8.375% due 8/15/15                                                  $  621,544
   675,000    BB+     Kmart Corp., Debentures, 12.500% due 3/1/05                              831,938
------------------------------------------------------------------------------------------------------
                                                                                             1,453,482
------------------------------------------------------------------------------------------------------
Diversified Commercial Services -- 1.4%
   425,000    BB-     Cia. Latino Americana de Infraestructura & Servicos
                        S.A., Guaranteed Sr. Notes, 11.625% due 6/1/04(b)                      274,125
 1,100,000    B2*     Intertek Finance PLC., Guaranteed Sr. Sub. Notes,
                        Series B, 10.250% due 11/1/06                                        1,091,750
 1,350,000    B-      Outsourcing Solutions Inc., Sr. Sub. Notes,
                        11.000% due 11/1/06                                                  1,343,250
------------------------------------------------------------------------------------------------------
                                                                                             2,709,125
------------------------------------------------------------------------------------------------------
Diversified Financial Services -- 0.6%
                      Amresco Inc., Sr. Sub. Notes, Series A:
   500,000    CCC+      10.000% due 3/15/04                                                    397,500
   885,000    CCC+      9.875% due 3/15/05                                                     725,700
------------------------------------------------------------------------------------------------------
                                                                                             1,123,200
------------------------------------------------------------------------------------------------------
Diversified Manufacturing -- 1.4%
   625,000    B-      Eagle-Picher Industries Inc., Guaranteed Sr. Sub. Notes,
                        9.375% due 3/1/08                                                      610,938
 1,775,000    B       Outboard Marine Corp., Sr. Notes, 10.750% due 6/1/08(b)                1,453,281
   550,000    B+      Park-Ohio Industries, Inc., Sr. Sub. Notes,
                        9.250% due 12/1/07                                                     569,250
------------------------------------------------------------------------------------------------------
                                                                                             2,633,469
------------------------------------------------------------------------------------------------------
Drugs - Generic -- 1.7%
 3,100,000    BB      ICN Pharmaceuticals Inc., Sr. Notes, Series B,
                        9.250% due 8/15/05                                                   3,208,500
------------------------------------------------------------------------------------------------------
Electric Utilities -- 0.7%
                      CMS Energy Corp., Sr. Notes:
   440,000    BB        6.750% due 1/15/04(b)                                                  432,850
   860,000    BB        7.500% due 1/15/09                                                     868,600
------------------------------------------------------------------------------------------------------
                                                                                             1,301,450
------------------------------------------------------------------------------------------------------
Electronic Components -- 1.3%
   672,000    B+      Celestica International Inc., Sr. Sub. Notes,
                        10.500% due 12/31/06                                                   743,400
 1,900,000    B-      Viasystems Inc., Sr. Sub. Notes, 9.750% due 6/1/07                     1,781,250
------------------------------------------------------------------------------------------------------
                                                                                             2,524,650
------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1999
--------------------------------------------------------------------------------

                       SMITH BARNEY HIGH INCOME PORTFOLIO

   FACE
  AMOUNT+     RATING(a)                      SECURITY                                          VALUE
======================================================================================================
Electronic Data Processing -- 3.0%
                      Unisys Corp., Sr. Notes:
 3,200,000    BB-       11.750% due 10/15/04                                                $3,648,000
 2,000,000    BB-       Series B, 12.000% due 4/15/03                                        2,215,000
------------------------------------------------------------------------------------------------------
                                                                                             5,863,000
------------------------------------------------------------------------------------------------------
Engineering & Construction -- 1.7%
   850,000    B       Group Maintenance America Corp., Sr. Sub. Notes,
                        9.750% due 1/15/09(b)                                                  869,125
   630,000    B+      Integrated Electrical Services, Sr. Sub. Notes,
                        9.375% due 2/1/09(b)                                                   639,450
 1,660,000    B       Metromedia Fiber Network, Sr. Notes,
                        10.000% due 11/15/08(b)                                              1,801,100
------------------------------------------------------------------------------------------------------
                                                                                             3,309,675
------------------------------------------------------------------------------------------------------
Environmental Services -- 0.3%
   650,000    B+      IT Group Inc., Sr. Sub. Notes, 11.250% due 4/1/09(b)                     661,375
------------------------------------------------------------------------------------------------------
Food Distributors -- 1.7%
 1,385,000    B2*     Carrols Corp., Sr. Sub. Notes, 9.500% due 12/1/08(b)                   1,419,625
 1,250,000    B       Imperial Holly Corp., Guaranteed Sr. Sub. Notes,
                        9.750% due 12/15/07                                                  1,271,875
   350,000    B-      Purina Mills Inc., Sr. Sub. Notes, 9.000% due 3/15/10                    308,000
   300,000    B       SC International Services Inc., Guaranteed Sr. Sub. Notes,
                        Series B, 9.250% due 9/1/07                                            322,500
------------------------------------------------------------------------------------------------------
                                                                                             3,322,000
------------------------------------------------------------------------------------------------------
Foods - Specialty/Candy -- 0.3%
   600,000    B-      B&G Foods Inc., Guaranteed Sr. Sub. Notes,
                        9.625% due 8/1/07                                                      600,000
------------------------------------------------------------------------------------------------------
Forest Products -- 0.6%
   985,000    B       Ainsworth Lumber Co. Ltd., Sr. Notes, 12.500% due 7/15/07              1,095,812
------------------------------------------------------------------------------------------------------
Home Furnishings -- 0.1%
   175,000    B-      Simmons Co., Sr. Sub. Notes, 10.250% due 3/15/09(b)                      182,656
------------------------------------------------------------------------------------------------------
Homebuilding -- 1.0%
   985,000    Ba1*    D.R. Horton Inc., Guaranteed Sr. Notes,
                        8.000% due 2/1/09                                                      977,612
 1,020,000    BB-     U.S. Home Corp., Sr. Sub. Notes, 8.875% due 2/15/09                    1,009,800
------------------------------------------------------------------------------------------------------
                                                                                             1,987,412
------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    13

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1999
--------------------------------------------------------------------------------

                       SMITH BARNEY HIGH INCOME PORTFOLIO

   FACE
  AMOUNT+     RATING(a)                      SECURITY                                          VALUE
======================================================================================================
Hospital/Nursing Management -- 3.7%
   575,000    Ba3*    Fresenius Medical Care Capital Trust I, Trust Preferred
                        Securities, 9.000% due 12/1/06                                      $  595,125
   200,000    Ba3*    Fresenius Medical Care Capital Trust II, Series A, Guaranteed
                        Trust Preferred Securities, 7.875% due 2/1/08                          196,000
                      Integrated Health Services, Inc., Sr. Sub. Notes, Series A:
   705,000    B2*       9.500% due 9/15/07                                                     526,987
 2,425,000    B2*       9.250% due 1/15/08                                                   1,782,375
 3,825,000    B-      Magellan Health Services, Inc., Sr. Sub. Notes,
                        9.000% due 2/15/08                                                   3,232,125
                      Sun Healthcare Group, Inc., Sr. Sub. Notes:
 1,750,000    CCC       9.375% due 5/1/08(b)                                                   393,750
 1,600,000    CCC       Series B, 9.500% due 7/1/07                                            360,000
------------------------------------------------------------------------------------------------------
                                                                                             7,086,362
------------------------------------------------------------------------------------------------------
Hotel/Resort -- 2.8%
   700,000    B-      Courtyard By Marriott II LP/ Courtyard Finance Co.,
                        Sr. Secured Notes, Series B, 10.750% due 2/1/08                        729,750
                      HMH Properties, Inc.:
                        Guaranteed Sr. Notes:
   325,000    BB          Series A, 7.875% due 8/1/05                                          321,750
 1,375,000    BB          Series B, 7.875% due 8/1/08                                        1,333,750
 2,340,000    BB        Sr. Notes, Series C, 8.450% due 12/1/08                              2,360,475
                      Intrawest Corp., Sr. Notes:
   335,000    B+        9.750% due 8/15/08                                                     350,075
   275,000    B+        9.750% due 8/15/08(b)                                                  287,375
------------------------------------------------------------------------------------------------------
                                                                                             5,383,175
------------------------------------------------------------------------------------------------------
Insurance - Multi-Line -- 0.7%
 1,350,000    BB+     SIG Capital Trust I, Guaranteed Trust Preferred Securities,
                        9.500% due 8/15/27                                                   1,012,500
   450,000    BB-     Veritas Capital Trust, Guaranteed Trust Preferred Securities,
                        10.000% due 1/1/28                                                     405,000
------------------------------------------------------------------------------------------------------
                                                                                             1,417,500
------------------------------------------------------------------------------------------------------
Internet Services -- 3.9%
                      PSINet Inc., Sr. Notes:
 2,040,000    B-        11.500% due 11/1/08                                                  2,274,600
 1,575,000    B-        Series B, 10.000% due 2/15/05                                        1,653,750
 1,625,000    NR      Splitrock Services, Inc., Guaranteed Sr. Notes,
                        11.750% due 7/15/08                                                  1,653,438

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
14                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1999
--------------------------------------------------------------------------------

                       SMITH BARNEY HIGH INCOME PORTFOLIO

   FACE
  AMOUNT+     RATING(a)                      SECURITY                                          VALUE
======================================================================================================
Internet Services -- 3.9% (continued)
                      Verio Inc., Sr. Notes:
   535,000    B-        10.375% due 4/1/05                                                  $  573,788
   840,000    B-        11.250% due 12/1/08(b)                                                 938,700
   700,000    NR      WAM!NET Inc., Guaranteed Sr. Discount Notes,
                        Series B, step bond to yield 13.066% due 3/1/05                        427,000
------------------------------------------------------------------------------------------------------
                                                                                             7,521,276
------------------------------------------------------------------------------------------------------
Leisure/Movies/Entertainment -- 1.5%
 1,065,000    B       Regal Cinemas, Inc., Sr. Sub. Notes, 9.500% due 6/1/08                 1,062,338
 1,850,000    B-      SFX Entertainment, Inc., Sr. Sub. Notes, Series B,
                        9.125% due 2/1/08                                                    1,919,375
------------------------------------------------------------------------------------------------------
                                                                                             2,981,713
------------------------------------------------------------------------------------------------------
Machinery - Industrial/Components -- 0.4%
   610,000    B-      Alvey Systems Inc., Sr. Sub. Notes, 11.375% due 1/31/03                  625,250
   200,000    Ba3*    Westinghouse Air Brake Co., Sr. Notes,
                        9.375% due 6/15/05(b)                                                  206,500
------------------------------------------------------------------------------------------------------
                                                                                               831,750
------------------------------------------------------------------------------------------------------
Media Conglomerates -- 0.1%
   125,000GBP B       Polestar Corp. PLC, Sr. Notes, Series B,
                        10.500% due 5/30/08                                                    205,288
------------------------------------------------------------------------------------------------------
Metal Fabrications -- 0.2%
   310,000    BB      California Steel Industries Inc., Sr. Notes,
                        8.500% due 4/1/09(b)                                                   317,750
------------------------------------------------------------------------------------------------------
Metal/Minerals - Other -- 0.4%
   800,000    B-      Haynes International, Inc., Sr. Notes, 11.625% due 9/1/04                720,000
------------------------------------------------------------------------------------------------------
Miscellaneous-- 0.1%
   190,000    B-      Key Plastics Inc., Guaranteed Sr. Sub. Notes, Series B,
                        10.250% due 3/15/07                                                    192,850
------------------------------------------------------------------------------------------------------
Multi-Sector Companies -- 0.6%
 1,060,000    B-      Triarc Consumer Beverage, Sr. Sub. Notes,
                        10.250% due 2/15/09(b)                                               1,070,600
------------------------------------------------------------------------------------------------------
Newspapers -- 0.1%
   240,000    B+      Garden State Newspapers, Inc., Sr. Sub. Notes,
                        8.625% due 7/1/11(b)                                                   243,600
------------------------------------------------------------------------------------------------------
Office Equipment/Supplies -- 0.5%
 1,000,000    B3*     Axiohm Transaction Solutions Inc., Guaranteed
                        Sr. Sub. Notes, 9.750% due 10/1/07                                     925,000
------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    15

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1999
--------------------------------------------------------------------------------

                       SMITH BARNEY HIGH INCOME PORTFOLIO

   FACE
  AMOUNT+     RATING(a)                      SECURITY                                          VALUE
======================================================================================================
Oil & Gas Production -- 4.5%
                      Belco Oil & Gas Corp., Series B:
   500,000    B1*       Guaranteed Sr. Sub. Notes, 10.500% due 4/1/06                       $  517,500
   505,000    B1*       Sr. Sub. Notes, 8.875% due 9/15/07                                     498,687
 2,100,000    B+      Clark USA Inc., Sr. Notes, Series B, 10.875% due 12/1/05               1,806,000
                      Ocean Energy Inc.:
   850,000    BB-       Guaranteed Sr. Sub. Debentures, 9.750% due 10/1/06                     879,750
 3,300,000    BB-       Guaranteed Sr. Sub. Notes, 10.375% due 10/15/05                      3,531,000
   730,000    B+      Parker Drilling Co., Guaranteed Sr. Sub. Notes, Series D,
                        9.750% due 11/15/06                                                    680,725
   675,000    B2*     Stone Energy Corp., Guaranteed Sr. Sub. Notes,
                        8.750% due 9/15/07                                                     680,063
------------------------------------------------------------------------------------------------------
                                                                                             8,593,725
------------------------------------------------------------------------------------------------------
Package Goods/Service -- 0.7%
   150,000    B2*     Chattem Inc., Guaranteed Sr. Sub. Notes, Series B,
                        8.875% due 4/1/08                                                      152,250
 1,255,000    B-      Revlon Consumer Products Corp., Sr. Sub. Notes,
                        8.625% due 2/1/08                                                    1,207,938
------------------------------------------------------------------------------------------------------
                                                                                             1,360,188
------------------------------------------------------------------------------------------------------
Paper -- 1.6%
   875,000    BB      Malette Inc., Sr. Secured Notes, 12.250% due 7/15/04                     949,375
   540,000    CCC+    Repap New Bruswick Inc., Sr. Notes, 10.625% due 4/15/05                  448,200
                      Riverwood International Corp.:
   570,000    B-        Guaranteed Sr. Notes, 10.625% due 8/1/07                               598,500
   225,000    CCC+      Guaranteed Sr. Sub. Notes, 10.875% due 4/1/08                          222,188
                      Tembec Industries Inc., Guaranteed Sr. Notes:
   405,000    BB+       9.875% due 9/30/05                                                     431,325
   430,000    BB+       8.375% due 6/30/09                                                     445,050
------------------------------------------------------------------------------------------------------
                                                                                             3,094,638
------------------------------------------------------------------------------------------------------
Photographic Products -- 0.5%
   860,000    BB-     Polaroid Corp., Sr. Notes, 11.500% due 2/15/06(b)                        905,150
------------------------------------------------------------------------------------------------------
Printing/Forms -- 0.4%
   805,000    BB-     World Color Press Inc., Sr. Sub. Notes,
                        7.750% due 2/15/09(b)                                                  798,963
------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts -- 1.0%
   700,000    NR      Ocwen Asset Investment Corp., Redeemable Notes,
                        11.500% due 7/1/05                                                     595,000
 1,200,000    Baa3*   Trizec Finance Ltd., Guaranteed Sr. Notes,
                        10.875% due 10/15/05                                                 1,326,000
------------------------------------------------------------------------------------------------------
                                                                                             1,921,000
------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
16                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1999
--------------------------------------------------------------------------------

                       SMITH BARNEY HIGH INCOME PORTFOLIO

   FACE
  AMOUNT+       RATING(a)                    SECURITY                                          VALUE
========================================================================================================
Rental/Leasing Companies -- 0.9%
   370,000      B       Nationsrent, Inc., Guaranteed Sr. Sub. Notes,
                          10.375% due 12/15/08                                                $  386,650
 1,235,000      BB-     United Rentals Inc., Sr. Sub. Notes,
                          9.250% due 1/15/09(b)                                                1,256,613
--------------------------------------------------------------------------------------------------------
                                                                                               1,643,263
--------------------------------------------------------------------------------------------------------
Retail - Other Specialty Stores -- 0.5%
 1,000,000      B-      Advance Stores Co., Inc., Guaranteed Sr. Sub. Notes,
                          Series B, 10.250% due 4/15/08                                        1,027,500
--------------------------------------------------------------------------------------------------------
Savings & Loan Associations -- 1.7%
 1,075,000      B2*     Ocwen Capital Trust I, Guaranteed Capital Securities,
                          10.875% due 8/1/27                                                     833,125
 1,000,000      BB-     Ocwen Federal Bank FSB, Sub. Debentures,
                          12.000% due 6/15/05                                                    990,000
 1,400,000      BB-     Ocwen Financial Corp., Notes, 11.875% due 10/1/03                      1,358,000
--------------------------------------------------------------------------------------------------------
                                                                                               3,181,125
--------------------------------------------------------------------------------------------------------
Semi-Conductors -- 0.5%
   985,000      B       Fairchild Semiconductor Inc., Sr. Sub. Notes,
                          10.125% due 3/15/07                                                    999,775
--------------------------------------------------------------------------------------------------------
Steel/Iron Ore -- 1.3%
 1,020,000      B1*     Algoma Steel Inc., First Mortgage Notes,
                          12.375% due 7/15/05                                                  1,030,200
   390,000      Ba3*    National Steel Corp., First Mortgage Notes,
                          9.875% due 3/1/09(b)                                                   412,425
   985,000      B       WHX Corp., Sr. Notes, 10.500% due 4/15/05                                989,925
--------------------------------------------------------------------------------------------------------
                                                                                               2,432,550
--------------------------------------------------------------------------------------------------------
Telecommunications - Other -- 12.1%
                        COLT Telecommunications Group PLC, Sr. Notes:
200,000GBP      B1*       10.125% due 11/30/07                                                   341,340
 3,150,000(DEM) B1*       7.625% due 7/31/08                                                   1,712,419
 2,535,000      NR      E.Spire Communications, Inc., Sr. Discount Notes,
                          step bond to yield 11.404% due 7/1/08                                1,267,500
                        Esprit Telecom Group PLC, Sr. Notes:
   575,000      B-        11.500% due 12/15/07                                                   631,063
   300,000(DEM) B-        11.500% due 12/15/07                                                   180,126
   400,000      B-        10.875% due 6/15/08(b)                                                 432,000
 1,375,000      NR      FaciliCom International, Inc., Sr. Notes, Series B,
                          10.500% due 1/15/08                                                  1,065,625
                        Hermes Europe Railtel B.V., Sr. Notes:
 1,550,000      B         11.500% due 8/15/07                                                  1,705,000
   450,000      B         10.375% due 1/15/09                                                    479,250

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    17

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1999
--------------------------------------------------------------------------------

                       SMITH BARNEY HIGH INCOME PORTFOLIO

   FACE
  AMOUNT+       RATING(a)                    SECURITY                                          VALUE
========================================================================================================
Telecommunications - Other -- 12.1% (continued)
                        Intermedia Communications Co.:
 1,115,000      B         Sr. Discount Notes, step bond to yield
                            10.827% due 5/15/06                                              $   958,900
                          Sr. Notes:
   385,000      B           9.500% due 3/1/09(b)                                                 400,400
                            Series B:
   200,000      B             8.500% due 1/15/08                                                 199,500
   505,000      B             8.600% due 6/1/08                                                  506,262
   355,000      CCC+    IXC Communications Inc., Sr. Sub. Notes,
                          9.000% due 4/15/08                                                     360,325
                        MetroNet Communications Corp.:
 4,675,000      B         Sr. Discount Notes, Step bond to yield
                            10.044% due 6/15/08                                                3,658,188
                          Sr. Notes:
 2,025,000      B           12.000% due 8/15/07                                                2,404,688
   620,000      B           10.625% due 11/1/08(b)                                               730,050
   215,000      B       NEXTLINK Communications, L.C.C. / NEXTLINK
                          Capital, Inc., Sr. Notes, 12.500% due 4/15/06                          239,725
                        PageMart Wireless, Inc., Sr. Discount Notes:
   335,000      B3*       Step bond to yield 12.150% due 2/1/05                                  281,400
 1,075,000      NR        Step bond to yield 11.250% due 2/1/08                                  349,375
 1,500,000      B-      Primus Telecommunications Group Inc., Sr. Notes,
                          11.750% due 8/1/04                                                   1,582,500
                        RCN Corp.:
 2,305,000      B3*       Sr. Discount Notes, step bond to yield
                            10.505% due 10/15/07                                               1,607,738
 1,010,000      B3*       Sr. Notes, 10.000% due 10/15/07                                      1,050,400
   285,000      NR      Versatel Telecom International B.V., Sr. Notes,
                          13.250% due 5/15/08                                                    307,800
   805,000      Caa1*   Viatel Inc., Sr. Notes, 11.250% due 4/15/08                              833,175
--------------------------------------------------------------------------------------------------------
                                                                                              23,284,749
--------------------------------------------------------------------------------------------------------
Telephone - Cellular -- 6.5%
   735,000      CCC+    Centennial Cellular Corp., Sr. Sub. Notes,
                          10.750% due 12/15/08(b)                                                799,312
 2,810,000      B3*     Clearnet Communications Inc., Sr. Discount Notes,
                          step bond to yield 12.485% due 12/15/05                              2,648,425
                        Dolphin Telecom PLC, Sr. Discount Notes:
 1,575,000      B-        Step bond to yield 11.417% due 6/1/08                                  917,437
 1,575,000(ECU) CCC+      Step bond to yield 11.625% due 6/1/08                                  941,488
                        Iridium Operating LLC / Iridium Capital Corp.,
                          Guaranteed Sr. Notes:
 1,330,000      Caa3*       Series B, 14.000% due 7/15/05                                        485,450
   195,000      Caa3*       Series C, 11.250% due 7/15/05                                         58,500
   195,000      Caa3*       Series D, 10.875% due 7/15/05                                         56,550

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
18                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1999
--------------------------------------------------------------------------------

                       SMITH BARNEY HIGH INCOME PORTFOLIO

   FACE
  AMOUNT+       RATING(a)                    SECURITY                                          VALUE
========================================================================================================
Telephone - Cellular -- 6.5% (continued)
 2,290,000      B-      Millicom International Cellular S.A., Sr. Discount Notes,
                          step bond to yield 13.425% due 6/1/06                              $ 1,769,025
                        Nextel Communications, Inc.:
   875,000      B2*       Sr. Redeemable Discount Notes, step bond to yield
                            10.943% due 9/15/07                                                  689,063
   420,000      B2*       Sr. Serial Redeemable Discount Notes, step bond to yield
                            9.062% due 2/15/08                                                   320,250
   755,000      Ba3*    Orange PLC, Sr. Notes, 8.000% due 8/1/08                                 777,650
 1,220,000      NR      Spectrasite Holdings Inc., Sr. Discount Notes, step bond
                          to yield 11.141% due 4/15/09(b)                                        716,750
                        Telesystems International Wireless Inc., Sr. Discount Notes:
 2,550,000      CCC+      Series B, step bond to yield 11.784% due 6/30/07                     1,581,000
 1,425,000      CCC+      Series C, step bond to yield 10.980% due 11/1/07                       783,750
--------------------------------------------------------------------------------------------------------
                                                                                              12,544,650
--------------------------------------------------------------------------------------------------------
Textiles -- 0.4%
 1,450,000(DEM) B       Texon International PLC, Sr. Notes, 10.000% due 2/1/08                   737,274
--------------------------------------------------------------------------------------------------------
Transportation - Marine -- 0.9%
   475,000      B-      Oglebay Norton Co., Sr. Sub. Notes, 10.000% due 2/1/09(b)                467,875
   675,000      BB-     Sea Containers Ltd., Sr. Sub. Debentures, Series A,
                          12.500% due 12/1/04                                                    729,000
   800,000      B+      Stena Line AB, Sr. Notes, 10.625% due 6/1/08                             624,000
--------------------------------------------------------------------------------------------------------
                                                                                               1,820,875
--------------------------------------------------------------------------------------------------------
Unregulated Power Generation -- 1.8%
                        AES Corp., Sr. Sub. Notes:
   325,000      Ba1*      10.250% due 7/15/06                                                    347,750
 1,665,000      Ba1*      8.500% due 11/1/07                                                   1,660,837
                        Calpine Corp., Sr. Notes:
 1,000,000      BB        10.500% due 5/15/06                                                  1,100,000
   270,000      BB        8.750% due 7/15/07                                                     281,475
    13,415      BBB-    Midland Cogeneration Venture Limited Partnership,
                          Midland Funding Corp I, Sr. Secured Lease Obligation
                          Bond, Series C-94, 10.330% due 7/23/02                                  14,087
--------------------------------------------------------------------------------------------------------
                                                                                               3,404,149
--------------------------------------------------------------------------------------------------------
Wholesale Distributors -- 0.5%
   960,000      B-      Fisher Scientific International Inc., Sr. Sub. Notes,
                          9.000% due 2/1/08                                                      973,200
--------------------------------------------------------------------------------------------------------
                        TOTAL CORPORATE BONDS AND NOTES
                        (Cost -- $184,615,100)                                               179,241,433
========================================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    19

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1999
--------------------------------------------------------------------------------

                       SMITH BARNEY HIGH INCOME PORTFOLIO

  SHARES                                   SECURITY                                           VALUE
======================================================================================================
COMMON STOCK -- 0.0%
Telephone - Cellular -- 0.0%
       472            Nextel Communications, Inc., Class A Shares
                      (Cost-- $15,279)                                                      $   19,323
======================================================================================================
PREFERRED STOCK -- 0.7%
Broadcasting -- 0.3%
     4,784            Capstar Broadcasting Corp., Series E,
                        12.625% Cumulative Exchangeable                                        576,472
------------------------------------------------------------------------------------------------------
Savings & Loan Associations -- 0.1%
    10,100            California Federal Preferred Capital Corp., Series A,
                        9.125% Noncumulative Exchangeable                                      271,122
------------------------------------------------------------------------------------------------------
Telephone - Cellular -- 0.3%
     6,000            Dobson Communications Corp., 13.000% Exchangeable(b)                     606,000
------------------------------------------------------------------------------------------------------
                      TOTAL PREFERRED STOCK
                      (Cost-- $1,410,131)                                                    1,453,594
======================================================================================================
WARRANTS(c) -- 0.7%
Broadcasting -- 0.0%
     1,950            UIH Australia/Pacific, Inc., Expire 5/15/06                                1,950
------------------------------------------------------------------------------------------------------
Cable Television -- 0.0%
       750            Wireless One Inc., Expire 10/19/00                                           188
------------------------------------------------------------------------------------------------------
Internet Services -- 0.1%
     1,625            Splitrock Services, Inc., Expire 7/15/08                                 138,125
     2,100            WAM!NET Inc., Expire 3/1/05(b)                                            47,775
------------------------------------------------------------------------------------------------------
                                                                                               185,900
------------------------------------------------------------------------------------------------------
Telecommunications - Other -- 0.5%
     1,750            Allegiance Telecom, Inc., Expire 2/3/08                                   84,000
     1,250            COLT Telecommunications Group PLC, Expire 12/31/06(b)                    725,000
    15,250            MetroNet Communications Corp., Expire 8/15/07(b)                          76,250
     1,000            Primus Telecommunications Group Inc., Expire 8/1/04                        8,500
       285            VersaTel Telecom International B.V., Expire 5/15/08(b)                    19,950
------------------------------------------------------------------------------------------------------
                                                                                               913,700
------------------------------------------------------------------------------------------------------
Telecommunications - Major U.S. -- 0.0%
       700            RSL Communications, Ltd., Expire 11/15/06(b)                              27,300
------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
20                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1999
--------------------------------------------------------------------------------

                       SMITH BARNEY HIGH INCOME PORTFOLIO

  SHARES                                   SECURITY                                           VALUE
======================================================================================================
Telephone - Cellular -- 0.1%
     4,950            Clearnet Communications Inc., Expire 9/15/05(b)                     $     19,800
       875            Globalstar Telecommunications Ltd., Expire 2/15/04(b)                     48,125
       925            Iridium World Communications Ltd., Expire 7/15/05(b)                     128,557
------------------------------------------------------------------------------------------------------
                                                                                               196,482
------------------------------------------------------------------------------------------------------
                      TOTAL WARRANTS
                      (Cost -- $347,211)                                                     1,325,520
======================================================================================================

    FACE
   AMOUNT                                  SECURITY                                           VALUE
======================================================================================================
REPURCHASE AGREEMENT -- 5.4%
$10,317,000           J.P. Morgan Securities Inc., 4.870% due 5/3/99;
                      Proceeds at maturity -- $10,321,187; (Fully collateralized by U.S. Treasury Notes and Bonds, 3.625% to 11.875%,
                      7/15/02 to 4/15/29; Market value -- $10,523,357)
                      (Cost -- $10,317,000 )                                                10,317,000
======================================================================================================
                      TOTAL INVESTMENTS -- 100%
                      (Cost -- $196,704,721**)                                            $192,356,870
======================================================================================================

+     Face amount denominated in U.S. dollars unless otherwise indicated.
(a) All ratings are by Standard & Poor's Ratings Service, except that those identified by an asterisk (*) are rated by Moody's Investors Service, Inc.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(c)   Non-income producing security.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      Currency abbreviations used in schedule:
      ----------------------------------------
      DEM   -- German Mark
      ECU   -- European Currency Unit
      GBP   -- British Pound

      See page 47 for definitions of ratings.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    21

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1999
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

    FACE
   AMOUNT                                  SECURITY                                           VALUE
======================================================================================================
U.S. GOVERNMENT SECTOR -- 26.0%
U.S. Treasury Obligations -- 9.1%
$  260,000            U.S. Treasury Notes, 4.750% due 11/15/08                             $   248,461
 2,905,000            U.S. Treasury Bond, 6.375% due 8/15/27                                 3,101,727
 5,340,000            U.S. Treasury Bond, 6.125% due 11/15/27                                5,527,274
 4,230,000            U.S. Treasury Bond, 5.500% due 8/15/28                                 4,028,948
 1,405,000            U.S. Treasury Bond, 5.250% due 11/15/28                                1,300,075
   675,000            U.S. Treasury Bond, 5.250% due 2/15/29                                   634,392
------------------------------------------------------------------------------------------------------
                                                                                            14,840,877
------------------------------------------------------------------------------------------------------
U.S. Government Agencies -- 16.9%
   208,858            Federal National Mortgage Association, 7.000% due 5/1/11                 213,491
 1,227,747            Federal National Mortgage Association,
                        6.000% due 5/1/13 through 7/1/13                                     1,217,385
13,500,450            Federal National Mortgage Association,
                        6.500% due 5/1/13 through 2/15/29                                   13,429,742
     1,154            Government National Mortgage Association,
                        6.000% due 11/20/27                                                      1,172
 4,230,793            Government National Mortgage Association,
                        6.500% due 8/15/27 through 3/15/29                                   4,206,974
 5,800,675            Government National Mortgage Association,
                        7.000% due 8/14/25 through 5/15/28                                   5,893,466
   922,741            Government National Mortgage Association,
                        7.500% due 6/15/23 through 10/15/23                                    951,577
 1,339,661            Government National Mortgage Association,
                        8.000% due 10/15/24 through 3/15/28                                  1,397,689
------------------------------------------------------------------------------------------------------
                                                                                            27,311,496
------------------------------------------------------------------------------------------------------
                      TOTAL U.S. GOVERNMENT SECTOR
                      (Cost -- $42,684,387)                                                 42,152,373
======================================================================================================

   FACE
  AMOUNT      RATING(a)                      SECURITY                                          VALUE
======================================================================================================
COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.7%
   250,000    BBB     Commercial Mortgage Acceptance Corp.,
                        7.055% due 12/15/10                                                    246,602
   380,000    Aaa*    Countrywide Home Loans, 6.750% due 4/25/28                               374,834
                      First Union-Lehman Brothers-Bank of America
                        Commercial Mortgage Trust:
   162,026    AAA         6.280% due 6/18/07                                                   162,799
   445,000    BBB         6.778% due 3/18/13                                                   412,598
   415,000    BBB     First Union-Lehman Brothers Commercial Mortgage Trust II,
                        7.120% due 11/18/12                                                    397,103
 1,800,000    BBB     GMAC Commercial Mortgage Securities Inc.,
                        6.500% due 7/15/10                                                   1,682,789

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
22                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1999
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(a)                      SECURITY                                          VALUE
======================================================================================================
COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.7% (continued)
$  240,000    Baa2*   GS Mortgage Securities Corp. II, 7.190% due 4/13/31                   $  229,575
   149,000    BBB     Merrill Lynch Mortgage Investors Inc.,
                        7.113% due 2/15/30                                                     144,763
   140,000    BBB+    Morgan Stanley Capital I, 7.150% due 6/3/30                              136,763
   135,000    AAA     Mortgage Capital Funding Inc., 6.663% due 1/18/08                        137,025
   260,707    AAA     PNC Mortgage Securities Corp., 6.600% due 7/25/27                        262,337
   137,920    AAA     Rural Housing Trust, 6.330% due 4/1/26                                   139,028
------------------------------------------------------------------------------------------------------
                      TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                      (Cost -- $4,448,478)                                                   4,326,216
======================================================================================================
ASSET-BACKED SECURITIES -- 1.1%
   400,000    BB      Airplanes Pass Through Trust, 10.875% due 3/15/19                        422,500
   552,000    AAA     Chase Master Credit Card Trust, 6.230% due 6/15/03                       558,342
    95,000    A3*     ContiMortgage Home Equity Loan Trust,
                        7.670% due 3/15/28                                                      93,338
   535,000    AAA     Green Tree Financial Corp., 6.240% due 11/1/16                           538,783
   125,340    AAA     Green Tree Recreational Equipment & Consumer Trust,
                        6.550% due 7/15/28                                                     126,036
------------------------------------------------------------------------------------------------------
                      TOTAL ASSET-BACKED SECURITIES
                      (Cost -- $1,753,447)                                                   1,738,999
======================================================================================================
CORPORATE BONDS AND NOTES -- 45.2%
Advertising -- 0.8%
   425,000    B       Adams Outdoor Advertising L.P., Sr. Notes,
                        10.750% due 3/15/06                                                    465,375
   150,000    B1*     Lamar Advertising Co., Sr. Sub. Notes,
                        9.625% due 12/1/06                                                     162,000
   300,000    B       Outdoor Communications Inc., Sr. Sub. Notes,
                        9.250% due 8/15/07                                                     320,250
                      Outdoor Systems, Inc., Sr. Sub. Notes:
   350,000    B1*       8.875% due 6/15/07                                                     372,750
    15,000    B1*       9.375% due 10/15/09                                                     16,200
------------------------------------------------------------------------------------------------------
                                                                                             1,336,575
------------------------------------------------------------------------------------------------------
Aerospace -- 1.5%
                      Argo-Tech Corp.:
    90,000    B-        Company Guaranteed, 8.625% due 10/1/07(b)                               88,200
   290,000    B-        Sr. Sub. Notes, 8.625% due 10/1/07                                     284,200
                      BE Aerospace Inc., Sr. Sub. Notes:
   550,000    B1*       8.000% due 3/1/08                                                      550,000
    50,000    B1*       9.500% due 11/1/08                                                      53,500
   850,000    AA-     Boeing Co., Debentures, 6.625% due 2/15/38                               802,187
   290,000    B-      Decrane Aircraft Holdings Inc., Sr. Sub. Notes,
                        12.000% due 9/30/08(b)(c)                                              298,700
    50,000    B+      Derlan Manufacturing, Sr. Notes, 10.000% due 1/15/07                      45,500

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    23

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1999
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(a)                      SECURITY                                          VALUE
======================================================================================================
Aerospace -- 1.5% (continued)
$   50,000    B-      K&F Industries, Sr. Sub. Notes, 9.250% due 10/15/07                   $   51,750
                      L3 Communications Corp.:
   100,000    B         Company Guaranteed, 8.000% due 8/1/08                                  101,500
                        Sr. Sub. Notes:
    45,000    B2*         10.375% due 5/1/07                                                    49,725
    80,000    B2*         8.500% due 5/15/08                                                    83,800
------------------------------------------------------------------------------------------------------
                                                                                             2,409,062
------------------------------------------------------------------------------------------------------
Agriculture -- 0.0%
    26,980    NR      Premium Standard Farms Inc., Sr. Secured Notes,
                        11.000% due 9/17/03                                                     25,631
------------------------------------------------------------------------------------------------------
Airlines -- 0.7%
                      Canadian Airlines Corp., Sr. Notes:
   150,000    B-        10.000% due 5/1/05                                                     106,500
   100,000    CCC-      12.250% due 8/1/06                                                      42,000
   280,000    CCC     Cathay International Ltd., Sr. Notes,
                        13.000% due 4/15/08(b)                                                  70,000
   700,000    Ba2*    Continental Airlines, Company Guaranteed,
                        8.125% due 4/1/08                                                      687,750
    90,000    B-      GEO Specialty Chemicals, Inc., Sr. Sub. Notes,
                        10.125% due 8/1/08(b)                                                   90,900
                      Trans World Airlines Inc.:
    70,000    B2*       Sr. Notes, 11.500% due 12/15/04                                         56,000
   230,000    Caa1*     Sr. Sub. Notes, 11.375% due 3/1/06                                     118,450
------------------------------------------------------------------------------------------------------
                                                                                             1,171,600
------------------------------------------------------------------------------------------------------
Automotive -- 0.9%
   180,000    B       Dura Operating Corp., Sr. Sub. Notes,
                        9.000% due 5/1/09(b)                                                   184,050
   350,000    B       Hayes Lemmerz International Inc., Company Guaranteed,
                        11.000% due 7/15/06                                                    390,250
   300,000    BB-     Lear Corp., Sub. Notes, 9.500% due 7/15/06                               325,500
                      Motors & Gears Inc., Sr. Notes:
    60,000    NR        10.750% due 11/15/06(b)                                                 61,950
    60,000    NR        Series B, 10.750% due 11/15/06                                          61,950
   300,000    Ba2*    Navistar International Inc., Sr. Sub. Notes,
                        8.000% due 2/1/08                                                      312,750
    60,000    B-      Safety Components International Inc., Sr. Sub. Notes,
                        10.125% due 7/15/07                                                     59,925
------------------------------------------------------------------------------------------------------
                                                                                             1,396,375
------------------------------------------------------------------------------------------------------
Banking -- 0.4%
   110,000    Ba1*    Fuji JGB Investment LLC, 9.870% due 12/31/49(b)                          102,850

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
24                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1999
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(a)                      SECURITY                                          VALUE
======================================================================================================
Banking -- 0.4% (continued)
                      Imperial Credit Industries Inc.:
$   60,000    B-        Company Guaranteed, 10.250% due 6/15/32                               $ 48,600
    30,000    B-        Sr. Notes, 9.875% due 1/15/07                                           24,150
    45,000    Baa3*   North Fork Capital Trust, 8.700% due 12/15/26                             50,513
   280,000    B2*     Ocwen Capital Trust I, Guaranteed Capital Securities,
                        10.875% due 8/1/27                                                     217,000
    45,000    BB-     Ocwen Federal Bank FSB, Sub. Debentures,
                        12.000% due 6/15/05                                                     44,550
    30,000    Baa3*   Riggs Capital Trust, 8.625% due 12/31/26(b)                               29,813
    40,000    BB      Webster Capital Trust Inc., Bonds,
                        9.360% due 1/29/27(b)                                                   41,750
------------------------------------------------------------------------------------------------------
                                                                                               559,226
------------------------------------------------------------------------------------------------------
Broadcasting -- 2.6%
    85,000    B-      Acme Television Financial, Sr. Discount Notes, step bond
                        to yield 10.875% due 9/30/04                                            73,100
   110,000    B       Affinity Group Holding Inc., Sr. Notes,
                        11.000% due 4/1/07                                                     110,825
    40,000    B-      Azteca Holdings S.A., Sr. Notes, 11.000% due 6/15/02                      36,600
                      Capstar Broadcasting Corp.:
   155,000    B-        Sr. Discount Notes, step bond to yield 12.750% due 2/1/09              132,525
   240,000    B2*       Sr. Sub. Notes, 9.250% due 7/1/07                                      256,200
                      Chancellor Media Corp.:
   190,000    B1*       Guaranteed Sr. Sub. Notes, 9.375% due 10/1/04                          203,062
   800,000    Ba2*      Sr. Notes, 8.000% due 11/1/08(b)                                       826,000
   305,000    B-      Citadel Broadcasting Co., Sr. Sub. Notes,
                        10.250% due 7/1/07                                                     337,025
   520,000    B       Echostar DBS Corp., Sr. Notes, 9.375% due 2/1/09(b)                      543,400
                      Garden State Newspapers, Inc., Sr. Sub. Notes:
   225,000    B+        8.750% due 10/1/09                                                     230,625
   130,000    B+        8.625% due 7/1/11(b)                                                   131,950
                      Globo Communicacoese Participacoes S.A.:
    60,000    B+        Guaranteed Sr. Notes, 10.500% due 12/20/06(b)                           48,450
    60,000    B+        Unsubordinated Notes, 10.625% due 12/5/08(b)                            48,450
                      Granite Broadcasting Corp., Sr. Sub. Notes:
   100,000    B-        9.375% due 12/1/05                                                     102,000
   300,000    B-        8.875% due 5/15/08                                                     300,750
   140,000    BB+     Jacor Communications Co., Sr. Sub. Notes,
                        8.750% due 6/15/07                                                     151,025
   195,000    NR      PHI Holdings Inc., Notes, 16.000% due 5/15/01                            153,913
   180,000    B-      Radio One Inc., Company Guaranteed, step bond to yield
                        11.958% due 5/15/04                                                    187,200
   100,000    B-      SFX Broadcasting, Inc., Sr. Sub. Notes,
                        10.750% due 5/15/06                                                    110,500

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    25

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1999
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(a)                      SECURITY                                          VALUE
======================================================================================================
Broadcasting -- 2.6% (continued)
$   40,000    B2*     Sinclair Broadcast Group, Inc., Sr. Sub. Notes,
                        8.750% due 12/15/07                                                 $   40,800
    60,000    B       Spanish Broadcasting Systems Inc., Sr. Notes,
                        11.000% due 3/15/04                                                     65,400
    25,000    B+      TV Azteca S.A. de C.V., Guaranteed Sr. Notes,
                        Series A, 10.500% due 2/15/07                                           21,688
------------------------------------------------------------------------------------------------------
                                                                                             4,111,488
------------------------------------------------------------------------------------------------------
Building/Construction -- 0.7%
   120,000    B-      Albecca Inc., Sr. Sub. Notes, 10.750% due 8/15/08                        105,000
    50,000    B-      American Architectural Products Corp., Sr. Notes,
                        11.750% due 12/1/07                                                     40,000
                      Building Materials Corp., Sr. Notes:
    20,000    BB        8.625% due 12/15/06                                                     20,300
   140,000    BB        Series B, 8.000% due 12/1/08(b)                                        138,950
    25,000    BB-     Cia. Latino Americana de Infraestructura & Servicos S.A.
                        11.625% due 6/1/04(b)                                                   16,125
   460,000    Ba1*    D.R. Horton Inc., Guaranteed Sr. Notes, 8.000% due 2/1/09                456,550
   190,000    BB      GS Superhighway, Sr. Notes, 9.875% due 8/15/04                            94,050
   110,000    B       Morris Material Handling, Sr. Notes, 9.500% due 4/1/08                    60,500
    50,000    B       Republic Group Inc., Sr. Sub. Notes, 9.500% due 7/15/08                   51,125
   150,000    BBB-    Southdown Inc., Sr. Sub. Notes, 10.000% due 3/1/06                       165,750
------------------------------------------------------------------------------------------------------
                                                                                             1,148,350
------------------------------------------------------------------------------------------------------
Casinos -- 1.0%
   210,000    B+      Argosy Gaming Co., Guaranteed First Mortgage Notes,
                        13.250% due 3/15/04                                                    237,825
    55,000    B+      Autotote Corp., Sr. Notes, 10.875% due 8/1/04                             57,887
   386,600    NR      Colorado Gaming Entertainment Co., Sr. Notes,
                        12.000% due 6/1/03                                                     417,045
   400,000    BBB-    Harrah's Operating Co., Inc., Company Guaranteed,
                        7.500% due 1/15/09                                                     406,000
   120,000    BB+     Park Place Entertainment, Sr. Sub. Notes,
                        7.875% due 12/15/05                                                    118,500
    75,000    BB-     Players International Inc., Sr. Notes, 10.875% due 4/15/05                80,812
   175,000    Ca*     PRT Funding Corp., Sr. Notes, 11.625% due 4/15/04                        117,469
   230,000    B       Trump Castle Inc., 10.250% due 4/30/03(b)                                232,300
------------------------------------------------------------------------------------------------------
                                                                                             1,667,838
------------------------------------------------------------------------------------------------------
Chemicals -- 0.5%
                      Huntsman Corp., Sr. Sub. Notes:
   100,000    B2*       8.330% due 7/1/07(b)                                                    93,500
    50,000    B2*       9.500% due 7/1/07(b)                                                    49,500
   200,000    BB-     ISP Holdings Inc., Sr. Notes, 9.750% due 2/15/06                         208,000
    50,000    B2*     Koppers Industries Inc., Sr. Notes, 9.875% due 12/1/07                    51,250

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
26                                                    Travelers Series Fund Inc.

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1999
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(a)                      SECURITY                                          VALUE
======================================================================================================
Chemicals -- 0.5% (continued)
$  200,000    B+      PCI Chemicals, Sr. Secured Notes, 9.250% due 10/15/07                 $  168,500
                      Polymer Group Inc., Sr. Sub. Notes:
    65,000    B         9.000% due 7/1/07                                                       66,787
    70,000    B         8.750% due 3/1/08                                                       71,225
   105,000    B+      Sterling Chemicals Holdings Inc., Sr. Discount Notes,
                        step bond to yield 11.184% due 8/15/08                                  50,400
   125,000    BB-     Trikem S.A., Bonds, 10.625% due 7/24/07(b)                                68,750
------------------------------------------------------------------------------------------------------
                                                                                               827,912
------------------------------------------------------------------------------------------------------
Communications -- 0.4%
   490,000    NR      Cellnet Data Systems Inc., Sr. Discount Notes, step bond
                        to yield 14.000% due 10/1/07                                           191,713
    90,000    NR      Conecel Holdings Ltd., 14.000% due 10/1/00(b)                             90,000
   260,000    NR      Focal Communications Corp., Sr. Discount Notes,
                        step bond to yield 11.513% due 2/15/08                                 150,800
                      Orbital Imaging Corp., Sr. Notes:
   110,000    NR        11.625% due 3/1/05                                                     107,250
    20,000    NR        11.625% due 3/1/05(b)                                                   19,500
------------------------------------------------------------------------------------------------------
                                                                                               559,263
------------------------------------------------------------------------------------------------------
Conglomerates -- 0.5%
   180,000    B2*     CEX Holdings Inc., Sr. Sub. Notes, 9.625% due 6/1/08                     171,000
    45,000    BB      Desc S.A. de C.V., Company Guaranteed, 8.750% due 10/15/07                40,050
                      Iron Mountain Inc.:
                        Guaranteed Sr. Sub. Notes:
    50,000    B2*         10.125% due 10/1/06                                                   53,875
   475,000    B2*         8.750% due 9/30/09                                                   489,250
    40,000    B2*       Sr. Sub. Notes, 8.250% due 7/1/11(b)                                    40,300
    30,000    BB      Newport News Shipbuilding Inc., Sr. Notes,
                        8.625% due 12/1/06                                                      32,250
------------------------------------------------------------------------------------------------------
                                                                                               826,725
------------------------------------------------------------------------------------------------------
Consumer Products -- 1.4%
   120,000    BBB-    Fred Meyer Inc., Notes, 7.450% due 3/1/08                                126,000
                      French Fragrances Inc.:
    40,000    B+        Guaranteed Sr. Notes, Series D, 10.375% due 5/15/07                     40,800
    30,000    B+        Sr. Notes, Series B, 10.375% due 5/15/07                                30,600
   350,000    Ba1*    Fruit of the Loom Inc., Guaranteed Sr. Notes,
                        8.875% due 4/15/06(b)                                                  347,375
    15,000    B-      Hedstrom Holdings Inc., Sr. Discount Notes,
                        step bond to yield 12.000% due 6/1/09                                    6,469
   110,000    NR      Interact Systems Inc., Sr. Discount Notes,
                        step bond to yield 14.000% due 8/1/03                                   40,700
    85,000    NR      Kasper ASL Ltd., Sr. Notes, 12.750% due 3/31/04                           82,450

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    27

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1999
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(a)                      SECURITY                                          VALUE
======================================================================================================
Consumer Products -- 1.4% (continued)
                      Revlon Consumer Products Corp.:
$   80,000    B2*       Sr. Notes, 9.000% due 11/1/06                                       $   81,800
   325,000    B-        Sr. Sub. Notes, 8.625% due 2/1/08                                      312,812
   180,000    B+      Royster-Clark, Inc., First Mortgage Notes,
                        10.250% due 4/1/09(b)                                                  182,700
   650,000    B3*     Signature Brands USA, Inc., Guaranteed Sr. Sub. Notes,
                        13.000% due 8/15/02                                                    720,688
   260,000    B-      Triarc, Inc., Sr. Sub. Notes,
                        10.250% due 2/15/09(b)                                                 262,600
------------------------------------------------------------------------------------------------------
                                                                                             2,234,994
------------------------------------------------------------------------------------------------------
Consumer Services -- 0.1%
   200,000    B+      Coinmach Corp., Sr. Notes, 11.750% due 11/15/05                          220,500
------------------------------------------------------------------------------------------------------
Containers -- 0.3%
   170,000    B       AEP Industries Inc., Sr. Sub. Notes, 9.875% due 11/15/07                 178,500
   120,000    BB      Ball Corp., Guaranteed Sr. Notes, 7.750% due 8/1/06                      124,500
   230,000    B       Packaging Corp. of America, Sr. Sub. Notes,
                        9.625% due 4/1/09(b)                                                   239,775
------------------------------------------------------------------------------------------------------
                                                                                               542,775
------------------------------------------------------------------------------------------------------
Electric -- 0.1%
   210,000    BB+     Cleveland Electric Illuminating Co., First Mortgage Bonds,
                        6.860% due 10/1/08                                                     211,575
------------------------------------------------------------------------------------------------------
Electronics -- 0.1%
    20,000    B1*     Moog Inc., Sr. Sub. Notes, 10.000% due 5/1/06                             20,050
   160,000    B2*     Zilog Inc., Sr. Secured Notes, 9.500% due 3/1/05                         145,600
------------------------------------------------------------------------------------------------------
                                                                                               165,650
------------------------------------------------------------------------------------------------------
Energy -- 0.4%
                      Ocean Energy Inc.:
   125,000    BB-       Guaranteed Sr. Sub. Notes, 9.750% due 10/1/06                          129,375
                        Sr. Notes:
   160,000    BB-         8.875% due 7/15/07                                                   165,200
   160,000    BB-         8.375% due 7/1/08                                                    164,400
                      Transamerican Energy Corp.:
    15,000    C         Sr. Discount Notes, step bond to yield 14.155% due 6/15/99               3,300
   380,000    NR        Sr. Notes, 11.500% due 6/15/02                                          79,800
   135,000    C         Sr. Sub. Notes, 16.000% due 6/30/03                                     13,500
------------------------------------------------------------------------------------------------------
                                                                                               555,575
------------------------------------------------------------------------------------------------------
Entertainment -- 2.1%
                      AMC Entertainment Inc., Sr. Sub. Notes:
   170,000    B-        9.500% due 3/15/09                                                     167,875
    70,000    B-        9.500% due 2/1/11(b)                                                    68,600
   175,000    B       Cinemark USA Inc., Sr. Sub. Notes, 9.625% due 8/1/08                     182,437

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
28                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1999
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(a)                      SECURITY                                          VALUE
======================================================================================================
Entertainment -- 2.1% (continued)
$  245,000    B1*     Fox Family Worldwide Inc., Sr. Notes, 9.250% due 11/1/07              $  239,487
   190,000    B1*     Fox Liberty Networks LLC Inc., Sr. Notes,
                        8.875% due 8/15/07                                                     208,050
   110,000    NR      Hollywood Park Inc., Sr. Sub. Notes, 9.250% due 2/15/07(b)               114,125
    60,000    B+      Paragon Corporate Holdings Inc., Sr. Notes,
                        9.625% due 4/1/08                                                       38,400
   600,000    BBB-    Paramount Communications Inc., Sr. Debentures,
                        7.500% due 7/15/23                                                     584,250
                      Premier Parks Inc.:
   500,000    B-        Sr. Discount Notes, 10.000% due 4/1/08                                 356,250
   250,000    B1*       Sr. Notes, 12.000% due 8/15/03                                         269,687
    40,000    B-      PX Escrow Corp., Sr. Discount Notes, step bond to yield
                        9.625% due 2/1/06                                                       25,200
                      SFX Entertainment, Inc.:
   150,000    B-        Guaranteed Sr. Sub. Notes, Series B, 9.125% due 2/1/08                 155,625
   110,000    NR        Sr. Sub. Notes, 9.125% due 12/1/08(b)                                  114,125
   110,000    CCC     Silver Cinemas International Inc., Sr. Sub. Notes,
                        10.500% due 4/15/05                                                     55,000
   400,000    B-      Six Flags Theme Parks Inc., Sr. Sub. Discount Notes,
                        12.250% due 6/15/05                                                    440,000
   115,000    BBB     Time Warner Inc., Notes, 8.180% due 8/15/07                              127,794
   280,000    B-      United Artists Theatre Co., Sr. Sub. Notes,
                        9.750% due 4/15/08                                                     240,800
------------------------------------------------------------------------------------------------------
                                                                                             3,387,705
------------------------------------------------------------------------------------------------------
Environment -- 0.3%
   500,000    BB      Allied Waste North America Inc., Guaranteed Sr. Notes,
                        Series B, 7.875% due 1/1/09                                            491,250
------------------------------------------------------------------------------------------------------
Financial Services -- 1.6%
    65,000    CCC+    Aames Financial Corp., Sr. Notes, 9.125% due 11/1/03                      47,775
                      Advanta Corp., Notes:
    80,000    BB-       7.000% due 5/1/01                                                       74,500
   270,000    BB-       6.920% due 1/28/02                                                     244,012
   155,000    B2*     Cellco Finance NV, Sr. Sub. Notes, 15.000% due 8/1/05(b)                 151,125
   200,000    B+      Chevy Chase Savings Bank, Sub. Debentures,
                        9.250% due 12/1/05                                                     201,500
                      Conti Financial Corp., Sr. Notes:
   250,000    B-        7.500% due 3/15/02                                                     190,000
    85,000    B-        8.375% due 8/15/03                                                      65,450
    40,000    B-        8.125% due 4/1/08                                                       29,200
    60,000    B       Delta Financial Corp., 9.500% due 8/1/04                                  45,000
    30,000    BB      Dime Capital Trust, Bank Guaranteed, 9.330% due 5/6/27                    31,537
     1,000    Caa1*   Greate Bay Property Funding, First Mortgage Notes,
                        10.875% due 1/15/04                                                        720

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    29

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1999
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(a)                      SECURITY                                          VALUE
======================================================================================================
Financial Services -- 1.6% (continued)
$  380,000    A       Household Netherlands BV, Company Guaranteed,
                        6.200% due 12/1/03                                                  $  380,000
   455,000    NR      MCII Holdings, Inc., Secured Notes, 12.000% due 11/15/02                 414,050
   250,000    B-      Nationwide Credit Inc., Sr. Notes, 10.250% due 1/15/08                   133,750
    25,000    BB-     Ocwen Financial Corp., Notes, 11.875% due 10/1/03                         24,250
    30,000    B+      Pioneer Americas Acquisition Corp., Sr. Secured Notes,
                        9.250% due 6/15/07                                                      26,025
    99,498    Caa1*   Polytama International Finance BV, Company Guaranteed,
                        11.250% due 6/15/07                                                     17,910
    60,000    Baa3*   Provident Capital Trust, Guaranteed Notes,
                        8.600% due 12/1/26                                                      65,775
   370,000    BB-     RBF Finance Co., Guaranteed Sr. Notes,
                        11.000% due 3/15/06(b)                                                 389,425
    35,000    B-      Resource America Inc., Sr. Notes, 12.000% due 8/1/04                      31,675
    45,000    NR      Sovereign Capital Trust, Guaranteed Notes, 9.000% due 4/1/07              50,119
------------------------------------------------------------------------------------------------------
                                                                                             2,613,798
------------------------------------------------------------------------------------------------------
Foods -- 0.4%
                      Ameriserv Food Distribution Inc., Sr. Notes:
    25,000    B+        8.875% due 10/15/06                                                     23,500
    45,000    B-        10.125% due 7/15/07                                                     37,350
                      Aurora Foods Inc., Sr. Sub. Notes:
    20,000    B+        Series B, 9.875% due 2/15/07                                            21,700
   130,000    B+        Series D, 9.875% due 2/15/07                                           141,050
   250,000    B       FRD Acquisition Co., Sr. Notes, 12.500% due 7/15/04                      250,625
   170,000    CCC+    Rab Enterprises Inc., Sr. Notes, 10.500% due 5/1/05                       93,500
------------------------------------------------------------------------------------------------------
                                                                                               567,725
------------------------------------------------------------------------------------------------------
Gaming -- 0.3%
   300,000    BB-     Boyd Gaming Co., Sr. Sub. Notes, 9.500% due 7/15/07                      309,000
   200,000    Caa3*   Fitzgeralds Gaming Corp., Sr. Secured Notes,
                        12.250% due 12/15/04                                                    88,000
------------------------------------------------------------------------------------------------------
                                                                                               397,000
------------------------------------------------------------------------------------------------------
Gas & Oil Exploration -- 1.3%
   115,000    CCC+    Abraxas Petroleum Corp., Sr. Notes, 11.500% due 11/1/04                   70,725
   140,000    B1*     Belco Oil & Gas Corp., Company Guaranteed,
                        10.500% due 4/1/06                                                     144,900
                      Benton Oil & Gas Co., Sr. Notes:
   100,000    B         11.625% due 5/1/03                                                      67,000
    15,000    B         9.375% due 11/1/07                                                      10,050
   655,000    BB-     CMS Energy Corp., Sr. Notes, 8.125% due 5/15/02                          673,830
    20,000    CCC-    Gothic Energy Corp., Sr. Discount Notes, step bond to yield
                        14.799% due 5/1/06(b)                                                    7,625

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
30                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1999
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(a)                      SECURITY                                          VALUE
======================================================================================================
Gas & Oil Exploration -- 1.3% (continued)
                      Gulf Canada Resources Ltd., Sub. Debentures:
$  150,000    Ba2*      9.625% due 7/1/05                                                   $  156,187
   100,000    BB+       8.375% due 11/15/05                                                    101,500
   220,000    BBB     Petroleum Geo-Services, Notes, 7.500% due 3/31/07                        227,975
    15,000    B+      Pogo Producing Co., Sr. Sub. Notes, 8.750% due 5/15/07                    14,250
    70,000    B-      Ram Energy Inc., Sr. Notes, 11.500% due 2/15/08                           38,500
   250,000    CCC+    Seven Seas Petroleum Inc., Sr. Notes,
                        12.500% due 5/15/05                                                    145,000
   128,000    C       TransTexas Gas Corp., Sr. Sub. Notes,
                        13.750% due 12/31/01                                                    32,000
   160,000    B+      Triton Energy Ltd. Corp., Sr. Notes, 8.750% due 4/15/02                  158,400
   260,000    B+      Vintage Petroleum Inc., Sr. Sub. Notes,
                        9.750% due 6/30/29(b)                                                  271,050
    80,000    NR      XCL Ltd., Sr. Secured Discount Notes.,
                        13.500% due 5/1/04(b)                                                   63,200
------------------------------------------------------------------------------------------------------
                                                                                             2,182,192
------------------------------------------------------------------------------------------------------
Health Care -- 2.0%
    80,000    B-      Alaris Medical Systems Inc., Sr. Sub. Notes,
                        9.750% due 12/1/06                                                      82,000
                      Columbia HCA Healthcare Corp.:
    50,000    BB+       Debentures, 8.360% due 4/15/24                                          47,391
                        Notes:
    80,000    BB+         7.250% due 5/20/08                                                    72,600
    50,000    BB+         7.690% due 6/15/25                                                    42,375
   230,000    BB+         6.630% due 7/15/45                                                   219,937
   100,000    B       Dade International Inc., Sr. Sub. Notes, 11.125% due 5/1/06              111,000
   125,000    B2*     Extendicare Health Services, Sr. Sub. Notes,
                        9.350% due 12/15/07                                                     92,500
   150,000    Ba3*    Fresenius Medical Care Capital Trust II, 7.875% due 2/1/08               147,000
   190,000    BBB-    Healthcare Corp., Sub. Debentures, 3.250% due 4/1/03                     162,925
   150,000    BB      ICN Pharmaceuticals Inc., Sr. Notes, Series B,
                        9.250% due 8/15/05                                                     155,250
   430,000    B2*     Integrated Health Services, Inc., Sr. Sub. Notes,
                        Series A, 9.500% due 9/15/07                                           321,425
    55,000    B-      Kinetic Concepts Inc., Sr. Sub. Notes, 9.625% due 11/1/07                 53,900
   100,000    B-      Leiner Health Products Inc., Sr. Sub. Notes,
                        9.625% due 7/1/07                                                      102,500
   170,000    B-      Magellan Health Services, Inc., Sr. Sub. Notes,
                        9.000% due 2/15/08                                                     143,650
                      Mariner Post-Acute Network Inc., Sr. Sub. Notes:
   140,000    B3*       9.500% due 11/1/07                                                      77,700
   310,000    B3*       Step bond to yield 9.843% due 11/1/07                                  114,700
   110,000    CCC+    Mediq Inc., Sr. Discount Debentures, step bond to yield
                        13.000% due 6/1/09                                                      45,100

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    31

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1999
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(a)                      SECURITY                                          VALUE
======================================================================================================
Health Care -- 2.0% (continued)
$  140,000    B3*     Mediq Inc./Prn Life Support Services Inc., Company
                        Guaranteed, 11.000% due 6/1/08                                      $  120,400
                      Medpartners Inc., Sr. Sub. Notes:
    10,000    B         6.875% due 9/1/00                                                        9,300
   240,000    B         7.375% due 10/1/06                                                     204,000
   330,000    B3*     Multicare Cos. Inc., Sr. Sub. Notes, 9.000% due 8/1/07                   251,625
   120,000    B-      Paracelsus Healthcare Corp., Sr. Sub. Notes,
                        10.000% due 8/15/06                                                     86,400
   100,000    Ba3*    Quorum Health Group, Inc., Sr. Sub. Notes,
                        8.750% due 11/1/05                                                     100,250
                      Sun Healthcare Group Inc., Sr. Sub. Notes:
   190,000    CCC       9.375% due 5/1/08(b)                                                    42,750
   165,000    CCC       Series B, 9.500% due 7/1/07(b)                                          37,125
                      Tenet Healthcare Corp.:
    45,000    BB+       Sr. Notes, 8.000% due 1/15/05                                           44,775
                        Sr. Sub. Notes:
   245,000    BB-         8.625% due 1/15/07                                                   244,694
   150,000    BB-         8.125% due 12/1/08(b)                                                145,875
------------------------------------------------------------------------------------------------------
                                                                                             3,279,147
------------------------------------------------------------------------------------------------------
Industrial Goods & Services -- 2.4%
   250,000    B-      Axia Inc., Sr. Sub. Notes, 10.750% due 7/15/08                           253,750
                      Call-Net Enterprises Inc.:
                        Sr. Discount Notes:
   320,000    BB-         Step bond to yield 10.119% due 8/15/03                               208,000
   280,000    BB-         Step bond to yield 9.155% due 8/15/07                                198,100
   130,000    BB-       Sr. Notes, 8.000% due 8/15/08                                          127,400
    90,000    B2*     Eagle Geophysical Inc., Sr. Notes, 10.750% due 7/15/08                    52,200
   140,000    B+      Flextronics International Ltd., Sr. Sub. Notes,
                        8.750% due 10/15/07                                                    145,600
    30,000    BB      Greenpoint Capital Trust, 9.100% due 6/1/27                               31,987
                      HMH Properties Inc.:
   350,000    Ba2*      Guaranteed Sr. Notes, Series A, 7.875% due 8/1/08                      339,500
    50,000    Ba2*      Sr. Notes, Series C, 8.450% due 12/1/08                                 50,437
    50,000    B2*     Home Interiors and Gifts Inc., Sr. Sub. Notes,
                        10.125% due 6/1/08                                                      50,750
    80,000    B       Huntsman Packaging Corp., Guaranteed Sr. Sub. Notes,
                        9.125% due 10/1/07                                                      81,000
    50,000    B-      Jackson Products Inc., Sr. Sub. Notes, 9.500% due 4/15/05                 50,063
   500,000    B       North Atlantic Trading Co., Inc., Company Guaranteed,
                        11.000% due 6/15/04                                                    513,750
   240,000    NR      Northeast Optic Network Inc., Sr. Notes,
                        12.750% due 8/15/08                                                    256,200
   590,000    BB+     Owens - Illinois Inc., Sr. Notes, 8.100% due 5/15/07                     614,337

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
32                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1999
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(a)                      SECURITY                                          VALUE
======================================================================================================
Industrial Goods & Services -- 2.4% (continued)
$  250,000    B-      Panda Global Energy Co., Sr. Secured Notes,
                        12.500% due 4/15/04                                                 $  100,000
    45,000    B-      Sealy Mattress Co., Sr. Sub. Notes, 9.875% due 12/15/07                   45,225
   180,000    B3*     Telecorp PCS, Inc., Sr. Discount Notes, step bond to yield
                        11.625% due 4/15/09(b)                                                 101,700
   600,000    BB-     Unisys Corp., Sr. Notes, 7.875% due 4/1/08                               628,500
------------------------------------------------------------------------------------------------------
                                                                                             3,848,499
------------------------------------------------------------------------------------------------------
Insurance -- 0.0%
    30,000    B-      Outsourcing Solutions Inc., Sr. Sub. Notes,
                        11.000% due 11/1/06                                                     29,850
------------------------------------------------------------------------------------------------------
Lodging -- 0.8%
   100,000    B-      Epic Resorts Inc., Sr. Secured Notes, 13.000% due 6/15/05                 93,000
   250,000    BB-     Host Marriott Travel Plaza, Sr. Secured Notes,
                        9.500% due 5/15/05                                                     260,938
    90,000    B+      Prime Hospitality Corp., Sr. Sub. Notes, 9.750% due 4/1/07                94,725
                      Starwood Hotels and Resorts, Notes:
   250,000    Ba1*      6.250% due 11/15/00                                                    248,750
   300,000    Ba1*      6.750% due 11/15/03                                                    297,000
   250,000    Ba1*      6.750% due 11/15/05                                                    240,938
------------------------------------------------------------------------------------------------------
                                                                                             1,235,351
------------------------------------------------------------------------------------------------------
Manufacturing -- 0.2%
   120,000    B-      Decora Industries, Inc., Secured Notes,
                        11.000% due 5/1/05                                                     114,000
    35,000    B-      HCC Industries Inc., Sr. Sub. Notes, 10.750% due 5/15/07                  33,950
   120,000    B-      Roller Bearing Co., Inc., Sr. Sub. Notes,
                        9.625% due 6/15/07                                                     114,900
   100,000    CCC+    Samsonite Corp., Sr. Sub. Notes, 10.750% due 6/15/08                      73,000
------------------------------------------------------------------------------------------------------
                                                                                               335,850
------------------------------------------------------------------------------------------------------
Media - Cable -- 3.9%
                      Adelphia Communications Corp., Sr. Notes:
   100,000    B+        10.250% due 7/15/00                                                    105,500
     1,282    B+        9.500% due 2/15/04                                                       1,353
   150,000    B+        8.375% due 2/1/08(b)                                                   154,500
    60,000    B+        7.875% due 5/1/09                                                       60,300
                      Allbritton Communications Co.:
   250,000    B-        Sr. Sub. Debentures, 9.750% due 11/30/07                               267,500
   550,000    B-        Sr. Sub. Notes, 8.875% due 2/1/08                                      565,125
   250,000    B+      American Media Operation Inc., Sr. Sub. Notes,
                        11.625% due 11/15/04                                                   270,000
    40,000    CCC+    Central European Media Enterprises, Sr. Notes,
                        9.375% due 8/15/04                                                      36,400

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    33

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1999
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(a)                      SECURITY                                          VALUE
======================================================================================================
Media - Cable -- 3.9% (continued)
$  320,000    BB-     Century Communications Corp., Sr. Notes,
                        9.500% due 3/1/05                                                   $  352,000
                      Charter Communications Holdings LLC:
   500,000    B+        Sr. Discount Notes, step bond to yield
                          9.164% due 4/1/04(b)                                                 330,000
   750,000    B+        Sr. Notes, 8.625% due 4/1/09                                           770,625
   250,000    BB+     Comcast Corp., Sr. Sub. Notes, 9.500% due 1/15/08                        268,125
                      CSC Holdings Inc.:
                        Debentures:
    40,000    BB+         8.125% due 8/15/09                                                    43,200
    50,000    BB+         7.875% due 2/15/18                                                    51,563
 1,020,000    BB+         Sr. Notes, 7.250% due 7/15/08                                      1,035,300
                        Sr. Sub. Debentures:
    25,000    BB-         9.875% due 2/15/13                                                    28,063
   250,000    BB-         10.500% due 5/15/16                                                  299,375
                      Diamond Cable Communications PLC, Sr. Discount Notes:
   125,000    B-        Step bond to yield 11.263% due 12/15/00                                112,500
   235,000    B-        Step bond to yield 9.975% due 2/15/07                                  186,238
   135,000    B3*     Golden Sky Systems Inc., Sr. Sub. Notes,
                        12.375% due 8/1/06(b)                                                  149,175
   100,000    BB-     Jones Intercable, Inc., Sr. Sub. Debentures,
                        10.500% due 3/1/08                                                     111,750
                      NTL Inc., Sr. Notes:
   305,000    B-        10.000% due 2/15/07                                                    330,163
   130,000    B-        11.500% due 10/1/08(b)                                                 147,225
    40,000    NR      Pegasus Communications Corp., Sr. Notes,
                        9.750% due 12/1/06(b)                                                   41,400
    50,000    B2*     Pegasus Media & Communications Inc., Notes,
                        12.500% due 7/1/05                                                      55,625
                      Rogers Cablesystems Ltd.:
   400,000    BB+       Debentures, 10.125% due 9/1/12                                         446,000
    40,000    BB+       Sr. Notes, 10.000% due 3/15/05                                          45,200
   110,000    Caa3*   Supercanal Holdings S.A., Sr. Notes, 11.500% due 5/15/05                  52,800
------------------------------------------------------------------------------------------------------
                                                                                             6,317,005
------------------------------------------------------------------------------------------------------
Metals -- 1.1%
   390,000    Ba2*    AK Steel Corp., Sr. Notes, 7.875% due 2/15/09                            393,900
   140,000    Ba3*    Ameristeel Corp., Sr. Notes, 8.750% due 4/15/08                          142,450
   150,000    CC      Anker Coal Group Inc., Sr. Notes, 9.750% due 10/1/07                      73,500
   190,000    BB      California Steel Industries, Sr. Notes, 8.500% due 4/1/09(b)             194,750
    60,000    B       Continental Global Group Inc., Sr. Notes,
                        11.000% due 4/1/07                                                      54,150
   150,000    B       Lodestar Holdings Inc., Sr. Notes, 11.500% due 5/15/05                   117,188
   460,000    B-      Neenah Corp., Sr. Sub. Notes, 11.125% due 5/1/07(b)                      468,050

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
34                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1999
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(a)                      SECURITY                                          VALUE
======================================================================================================
Metals -- 1.1% (continued)
$  100,000    B       UCAR Global Enterprises Inc., Sr. Sub. Notes,
                        12.000% due 1/15/05                                                 $  105,500
   210,000    B       Weirton Steel Corp., Sr. Notes, 11.375% due 7/1/04                       208,950
    80,000    B       WHX Corp., Sr. Notes, 10.500% due 4/15/05                                 80,400
------------------------------------------------------------------------------------------------------
                                                                                             1,838,838
------------------------------------------------------------------------------------------------------
Miscellaneous -- 2.2%
    70,000    B+      Applied Power, Inc., Sr. Sub. Notes, 8.750% due 4/1/09                    71,925
    90,000    NR      Bestel SA, Units, step bond to yield 12.750% due 5/15/05                  58,950
    30,000    BB+     Colonial Capital II, Company Guaranteed, 8.920% due 1/15/27               29,363
   480,000    NR      Diva Systems Corp., Sr. Discount Notes, step bond to yield
                        13.655% due 3/1/08                                                     163,200
    15,000    NR      Doane Pet Care Co., Sr. Sub. Notes, 9.750% due 5/15/07(b)                 15,675
   150,000    Ba3*    Flag Ltd., Sr. Notes, 8.250% due 1/30/08                                 149,250
    90,000    B3*     Gothic Production Corp., Sr. Notes, 11.125% due 5/1/05(b)                 77,400
   750,000    BB+     GS Escrow Corp., Sr. Notes, 7.000% due 8/1/03                            750,937
   350,000    B-      Isle Capri Black Hawk LLC, First Mortgage Notes,
                        13.000% due 8/31/04                                                    381,500
   275,000    NR      Knology Holdings, Inc., Sr. Discount Notes, step bond
                        to yield 12.492% due 10/15/07                                          169,125
                      Netia Holdings, Guaranteed Sr. Notes:
    40,000    B         10.250% due 11/1/07                                                     38,400
    20,000    B         Step bond to yield 11.533% due 11/1/07                                  14,200
   350,000    B-      Pierce Leahy Corp., Sr. Sub. Notes, 11.125% due 7/15/06                  391,125
    45,000    B       Transtel SA, Trust Certificates, 12.500% due 11/1/07(b)                   19,350
   860,000    NR      United Mexican States, Bonds, 10.375% due 2/17/09                        922,995
   240,000    BB-     York Power Funding Ltd., 12.000% due 10/30/07(b)                         241,200
------------------------------------------------------------------------------------------------------
                                                                                             3,494,595
------------------------------------------------------------------------------------------------------
Paper -- 0.8%
   150,000    CCC+    APP Finance II Mauritius Ltd., Bonds, 12.000% due 12/29/49                76,875
   130,000    B-      Impac Group, Inc., Sr. Sub. Notes, 10.125% due 3/15/08                   128,538
   195,000    CCC+    Indah Kiat Finance Mauritius Ltd., Sr. Notes,
                        10.000% due 7/1/07                                                     131,625
   190,000    B+      Pacifica Paper, Inc., Sr. Notes, 10.000% due 3/15/09(b)                  198,075
   130,000    CCC+    Pindo Deli Finance Mauritius Ltd., Sr. Notes,
                        10.750% due 10/1/07                                                     86,450
                      Riverwood International Corp.:
   200,000    B-        Sr. Notes, 10.250% due 4/1/06                                          206,500
   380,000    CCC+      Sr. Sub. Notes, 10.875% due 4/1/08                                     375,250
   220,000    CCC+    Tjiwi Kimia Finance Mauritius Ltd., Sr. Notes,
                        10.000% due 8/1/04                                                     138,600
------------------------------------------------------------------------------------------------------
                                                                                             1,341,913
------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    35

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1999
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(a)                      SECURITY                                          VALUE
======================================================================================================
Publishing -- 0.2%
$   75,000    BB-     Hollinger International Publishing Inc., Sr. Notes,
                        9.250% due 3/15/07                                                    $ 78,469
   200,000    B-      Perry-Judd Inc., Sr. Sub. Notes, 10.625% due 12/15/07                    195,000
                      Von Hoffman Press Inc., Sr. Sub. Notes:
    30,000    B-        10.375% due 5/15/07(b)                                                  31,013
    22,824    B-        13.500% due 5/15/09(b)                                                  23,737
------------------------------------------------------------------------------------------------------
                                                                                               328,219
------------------------------------------------------------------------------------------------------
Railroads -- 0.1%
                      TFM SA de C.V., Company Guaranteed:
    25,000    B+        10.250% due 6/15/07                                                     23,500
   120,000    B+        Step bond to yield 11.767% due 6/15/09                                  76,500
------------------------------------------------------------------------------------------------------
                                                                                               100,000
------------------------------------------------------------------------------------------------------
Retail -- 0.5%
   150,000    B       Mothers Work, Inc., Sr. Notes, 12.625% due 8/1/05                        157,125
   390,000    B+      NBTY, Inc., Sr. Sub. Notes, 8.625% due 9/15/07                           371,475
                      United Stationers Supply, Sr. Sub. Notes:
    67,000    B1*       12.750% due 5/1/05                                                      74,538
    30,000    B1*       8.375% due 4/15/08                                                      30,225
   210,000    CCC+    U.S. Office Product Co., Sr. Sub. Notes,
                        9.750% due 6/15/08                                                     145,950
    90,000    BB      Zale Corp., Sr. Notes, 8.500% due 10/1/07                                 92,475
------------------------------------------------------------------------------------------------------
                                                                                               871,788
------------------------------------------------------------------------------------------------------
Shipping -- 0.1%
   145,000    B       Johnstown America Industries, Inc., Sr. Sub. Notes,
                        11.750% due 8/15/05                                                    157,325
   180,000    NR      Pegasus Shipping, 14.500% due 6/20/08(b)                                  70,200
------------------------------------------------------------------------------------------------------
                                                                                               227,525
------------------------------------------------------------------------------------------------------
Supermarkets -- 0.2%
   350,000    BB+     Southland Corp., Second Priority, Sr. Sub. Notes,
                        4.500% due 6/15/04                                                     290,500
------------------------------------------------------------------------------------------------------
Technology -- 0.5%
    70,000    B1*     The DII Group, Inc., Sr. Sub. Notes, 8.500% due 9/15/07                   70,700
                      Fairchild Semiconductor Corp.:
   241,991    B         Payment-in-kind, 11.740% due 3/14/08                                   227,472
   260,000    B         Sr. Sub. Notes, 10.125% due 3/15/07                                    263,900
    50,000    B-      Integrated Device Technology, Inc., Sub. Notes,
                        5.500% due 6/1/02                                                       37,375
   160,000    B-      Verio Inc., Sr. Notes, 10.375% due 4/1/05                                171,600
    20,000    B-      Wavetek Corp., Sr. Sub. Notes, 10.125% due 6/15/07                        18,900
------------------------------------------------------------------------------------------------------
                                                                                               789,947
------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
36                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1999
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(a)                      SECURITY                                          VALUE
======================================================================================================
Telecommunications -- 9.7%
$  380,000    NR      Allegiance Telecom, Inc., Sr. Discount Notes, step bond
                        to yield 12.377% due 2/15/08                                        $  256,025
   160,000    NR      AMSC Acquisition Co., Inc., Sr. Notes, 12.250% due 4/1/08                121,600
   110,000    B3*     Barak I.T.C., Sr. Discount Notes, step bond to yield
                        12.500% due 11/15/07                                                    63,800
   250,000    B3*     Benedek Communications Corp., Sr. Discount Notes,
                        step bond to yield 13.319% due 5/15/06                                 202,500
    90,000    NR      Birch Telecom Inc., Sr. Notes, 14.000% due 6/15/08                        83,250
    90,000    B       CapRock Communications Corp., Sr. Notes,
                        12.000% due 7/15/08                                                     95,175
   540,000    NR      Celcaribe SA, step bond to yield 11.062% due 3/15/04                     437,400
    23,000    B+      Celestica International Inc., Sr. Sub. Notes,
                        10.500% due 12/31/06                                                    25,444
    55,000    B2*     Cencall Comm., Sr. Discount Notes, step bond to yield
                        13.045% due 1/15/04                                                     55,894
    80,000    B       Clearnet Communications Inc., Sr. Discount Notes,
                        step bond to yield 11.627% due 12/15/00                                 75,400
    35,000    NR      Cocentric Networks Inc., Sr. Notes, 12.750% due 12/15/07                  39,900
   415,000    B1*     COLT Telecom Group, Sr. Discount Notes, step bond to yield
                        9.758% due 12/15/06                                                    353,787
                      Covad Communications Group:
   250,000    B3*       Sr. Discount Notes, step bond to yield
                          13.868% due 3/15/08                                                  150,000
   290,000    NR        Sr. Notes, 12.500% due 2/15/09(b)                                      295,075
   215,000    NR      Dobson Communications Corp., Sr. Notes,
                        11.750% due 4/15/07                                                    237,037
   570,000    NR      DTI Holdings Inc., Sr. Discount Notes, step bond to yield
                        12.172% due 3/1/08                                                     222,300
   290,000    NR      Econophone Inc., Sr. Discount Notes, step bond to yield
                        11.071% due 2/15/08                                                    176,900
    60,000    B-      Esprit Telecom Group Inc., Sr. Notes,
                        11.500% due 12/15/07                                                    65,850
   400,000    NR      Firstworld Communications Inc., Sr. Notes, step bond
                        to yield 13.261% due 4/15/08                                           212,000
   700,000    BB      Global Crossing Holdings Ltd., Sr. Notes,
                        9.625% due 5/15/08                                                     784,000
    15,000    B-      Gray Communications Systems Inc., Sr. Sub. Notes,
                        10.625% due 10/1/06                                                     16,050
   350,000    NR      GST Telecommunications/GST Network Funding,
                        Sr. Discount Notes, step bond to yield
                        11.038% due 5/1/03(b)                                                  211,750
    20,000    NR      GST Telecommunications, Sr, Discount Notes, step bond
                        to yield 14.752% due 12/15/05(b)                                        25,000

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    37

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1999
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(a)                      SECURITY                                          VALUE
======================================================================================================
Telecommunications -- 9.7% (continued)
$  360,000    NR      GST USA Inc., Company Guaranteed, step bond to yield
                        14.606% due 12/15/05                                                $  302,400
    40,000    B       Hermes Europe Railtel BV, Sr. Notes, 11.500% due 8/15/07                  44,000
                      Hyperion Telecommunications, Inc.:
    80,000    B+        Sr. Discount Notes, step bond to yield
                          13.467% due 4/15/03(b)                                                67,200
    50,000    BB-       Sr. Notes, 12.250% due 9/1/04                                           54,500
                      ICG Holdings, Inc.:
   200,000    NR        Company Guaranteed, step bond to yield
                          12.500% due 5/1/01                                                   168,250
   160,000    NR        Sr. Discount Notes, step bond to yield
                          13.174% due 9/15/00                                                  146,000
                      ICG Services, Inc., Sr. Discount Notes:
   480,000    NR        Step bond to yield 9.692% due 2/15/08                                  304,800
   420,000    NR        Step bond to yield 9.919% due 5/1/08                                   252,000
                      Intermedia Communications Inc.:
   330,000    B         Sr. Discount Notes, step bond to yield
                          10.750% due 7/15/02                                                  249,975
                        Sr. Notes:
   135,000    B           8.875% due 11/1/07                                                   137,025
   405,000    B           8.500% due 1/15/08                                                   403,987
   120,000    B           8.600% due 6/1/08                                                    120,300
   240,000    B       IPC Information Systems Inc., Sr. Discount Notes,
                        step bond to yield 10.875% due 5/1/08                                  182,400
   140,000    B3*     IXC Communications Inc., Sr. Sub. Notes, 9.000% due 4/15/08              142,100
   450,000    B-      KMC Telecom Holdings, Sr. Discount Notes, step bond
                        to yield 13.459% due 2/15/08                                           262,125
   120,000    B       Level 3 Communications, Inc., Sr. Notes, 9.125% due 5/1/08               122,700
   130,000    NR      Logix Communications Enterprises, Sr. Notes,
                        12.250% due 6/15/08                                                    129,025
    70,000    NR      Long Distance International Inc., Sr. Discount Notes,
                        12.250% due 4/15/08                                                     53,900
   350,000    B-      McCaw International Ltd., Sr. Discount Notes, step bond
                        to yield 12.145% due 4/15/07                                           217,000
                      MetroNet Communications Corp.:
                        Sr. Discount Notes:
   240,000    B           Sr. Notes, 10.625% due 11/1/08(b)                                    282,600
   250,000    B           Step bond to yield 9.954% due 6/15/03                                195,625
    50,000    B           Step bond to yield 10.750% due 11/1/07                                40,375
   270,000    B       Microcell Communications, Sr. Discount Notes, step bond
                        to yield 12.199% due 6/1/06                                            228,825
   575,000    B-      Millicom International Cellular, Sr. Discount Notes,
                        step bond to yield 12.404% due 6/1/01                                  444,187

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
38                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1999
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(a)                      SECURITY                                          VALUE
======================================================================================================
Telecommunications -- 9.7% (continued)
                      Nextel Communications, Inc., Sr. Discount Notes:
$   60,000    B2*       Step bond to yield 9.323% due 9/15/02                               $   47,250
    50,000    B2*       Step bond to yield 8.997% due 10/31/02                                  38,500
    50,000    B2*       Step bond to yield 8.845% due 2/15/03                                   38,125
   675,000    B2*       Step bond to yield 12.442% due 8/15/04                                 705,375
   260,000    B2*       Sr. Notes, 12.000% due 11/1/08(b)                                      304,850
   370,000    B-      Nextel International, Inc., Sr. Discount Notes, step bond
                        to yield 12.125% due 4/15/08                                           172,975
   500,000    B-      NTL Inc., Sr. Notes, step bond to yield 10.401% due 2/1/01               440,625
    40,000    NR      Paging Network Inc., Sr. Notes, 13.500% due 6/6/05                        19,600
   350,000    NR      Pathnet Inc., Sr. Notes, 12.250% due 4/15/08                             192,500
   520,000    Ba3*    Price Communications Wireless Inc., Sr. Secured Notes,
                        9.125% due 12/15/06                                                    549,900
   280,000    B-      Primus Telecommunications Group, Inc., Sr. Notes,
                        9.875% due 5/15/08                                                     273,000
    60,000    BB+     Protection One Alarm, Sr. Discount Notes,
                        13.625% due 6/30/05                                                     67,050
                      PSINet Inc., Sr. Notes:
    80,000    B-        10.000% due 2/15/05                                                     84,000
   170,000    B-        11.500% due 11/1/08                                                    189,550
   125,000    BB+     Qwest Communications International Inc., Sr. Discount
                        Notes, step bond to yield 8.354% due 10/15/07                          102,187
    50,000    B3*     RCN Corp., Sr. Discount Notes, step bond to yield
                        10.885% due 10/15/07                                                    34,875
   270,000    NR      Rhythms Netconnections, Inc., Sr. Discount Notes,
                        step bond to yield 12.694% due 5/15/08                                 160,650
   250,000    BB-     Rogers Cantel, Inc., Sr. Sub. Notes, 8.800% due 10/1/07                  261,250
                      RSL Communications Ltd., Company Guaranteed:
    70,000    B2*       9.125% due 3/1/08                                                       68,950
   100,000    B2*       10.500% due 11/15/08                                                   104,500
    70,000    B-      Satelites Mexicanos SA, Sr. Notes, 10.125% due 11/1/04                    59,850
   640,000    BBB+    Sprint Capital Corp., Company Guaranteed,
                        5.700% due 11/15/03                                                    630,400
                      Sprint Spectrum Finance Corp., Sr. Notes:
   125,000    BBB+      11.000% due 8/15/06                                                    144,219
   100,000    BBB+      Step bond to yield 9.324% due 8/15/06                                   91,250
   200,000    B-      Telecom Techniques, Sr. Sub. Notes, 9.750% due 5/15/08                   203,500
    80,000    NR      Telehub Communications Corp., Sr. Discount Notes,
                        step bond to yield 13.897% due 7/31/05                                  57,600
    50,000    CCC+    Telesystems International Wireless Inc., Sr. Discount Notes,
                        step bond to yield 12.782% due 11/1/07                                  27,500
    30,000    NR      Telewest PLC, Sr. Notes, 11.250% due 11/1/08(b)                           34,950
   200,000    CCC     Teligent Inc., Sr. Notes, 11.500% due 12/1/07                            200,000

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    39

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1999
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(a)                      SECURITY                                          VALUE
======================================================================================================
Telecommunications -- 9.7% (continued)
$  270,000    B2*     Time Warner Telecom LLC Inc., Sr. Notes,
                        9.750% due 7/15/08                                                 $   292,950
   160,000    B       United International Holdings Inc., Sr. Discount Notes,
                        step bond to yield 10.604% due 2/15/08                                 107,600
    80,000    NR      US Xchange LLC, Sr. Notes, 15.000% due 7/1/08                             83,100
                      Versatel Telecom, Sr. Notes:
   150,000    NR        13.250% due 5/15/08                                                    162,000
                      Viasystems Inc., Sr. Sub. Notes:
    30,000    B-        9.750% due 6/1/07                                                       28,125
   140,000    B-        Series B, 9.750% due 6/1/07                                            131,250
   680,000    Caa1*   Viatel Inc., Sr. Discount Notes, step bond to yield
                        11.962% due 4/15/08                                                    433,500
                      Winstar Communications Inc.:
   100,000    CCC+      Sr. Discount Notes, step bond to yield
                          7.900% due 10/15/05(b)                                               138,000
                        Sr. Sub. Notes:
   130,000    CCC         15.000% due 3/1/07                                                   135,200
   140,000    CCC         10.000% due 3/15/08                                                  120,750
------------------------------------------------------------------------------------------------------
                                                                                            15,694,892
------------------------------------------------------------------------------------------------------
Telephone -- 0.7%
   160,000    Caa2*   21st Century Telecom Group, Sr. Discount Notes,
                        step bond to yield 16.333% due 2/15/08                                  75,200
   335,000    B       BTI Telecom Corp., Sr. Notes, 10.500% due 9/15/07                        319,925
    70,000    NR      Facilicom International Inc., Sr. Notes,
                        10.500% due 1/15/08                                                     54,250
    50,000    NR      Onepoint Communications Corp., Sr. Notes,
                        14.500% due 6/1/08(b)                                                   29,500
   170,000    NR      Startec Global Communications Inc., Sr. Notes,
                        12.000% due 5/15/08                                                    153,850
   500,000    BBB+    Worldcom Inc., Sr. Notes, 7.750% due 4/1/27                              553,750
------------------------------------------------------------------------------------------------------
                                                                                             1,186,475
------------------------------------------------------------------------------------------------------
Textiles -- 0.3%
   200,000    B       Galey & Lord Inc., Sr. Sub. Notes, 9.125% due 3/1/08                     154,000
   340,000    BB-     Guess Jeans Inc., Sr. Sub. Notes, 9.500% due 8/15/03                     331,075
                      William Carter Co., Sr. Sub. Notes:
    15,000    B-        10.375% due 12/1/06                                                     16,163
    50,000    NR        12.000% due 10/1/08                                                     51,500
------------------------------------------------------------------------------------------------------
                                                                                               552,738
------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
40                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1999
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(a)                      SECURITY                                          VALUE
======================================================================================================
Transportation -- 0.2%
$  100,000    BB-     Eletson Holdings Inc., Notes, 9.250% due 11/15/03                    $    96,500
    40,000    BB+     International Shipholding Corp., Sr. Notes,
                        7.750% due 10/15/07                                                     38,000
    90,000    B+      Kitty Hawk Inc., Sr. Secured Notes, 9.950% due 11/15/04                   90,225
    60,000    B+      MC Shipping, Inc., Sr. Notes, 11.250% due 3/1/08                          40,350
------------------------------------------------------------------------------------------------------
                                                                                               265,075
------------------------------------------------------------------------------------------------------
Utilities - Electric -- 0.9%
     5,000    BBB-    Calenergy Co., Sr. Notes, 7.630% due 10/15/07                              5,294
                      Calpine Corp., Sr. Notes:
   330,000    BB        8.750% due 7/15/07                                                     344,025
   160,000    BB        7.875% due 4/1/08                                                      162,000
                      Midland Funding, Sr. Secured Lease Obligations:
   440,000    BB        Series A, 11.750% due 7/23/05                                          497,200
    75,000    BB        Series B, 13.250% due 7/23/06                                           90,844
    13,954    BBB-      Series C-91, 10.330% due 7/23/02                                        14,652
   160,991    BBB-      Series C-94, 10.330% due 7/23/02                                       169,041
    80,000    BB+     Niagara Mohawk Power Corp., Sr. Notes,
                        7.375% due 7/1/03                                                       82,400
                      Northeast Utilities, Notes:
    90,666    BB-       8.380% due 3/1/05                                                       91,347
    16,506    BB-       8.580% due 12/1/06                                                      16,609
------------------------------------------------------------------------------------------------------
                                                                                             1,473,412
------------------------------------------------------------------------------------------------------
                      TOTAL CORPORATE BONDS AND NOTES
                      (Cost -- $76,730,275)                                                 73,112,403
======================================================================================================

  SHARES                                     SECURITY                                          VALUE
======================================================================================================
COMMON STOCK -- 0.1%
Agriculture -- 0.0%
     2,202            PSF Holding LLC(b)                                                        27,531
------------------------------------------------------------------------------------------------------
Consumer Products -- 0.0%
       909            Hedstrom Holdings Inc.                                                       910
        44            Mothers Work Inc.                                                            476
------------------------------------------------------------------------------------------------------
                                                                                                 1,386
------------------------------------------------------------------------------------------------------
Foods -- 0.0%
        25            Amerking Inc.                                                              1,000
------------------------------------------------------------------------------------------------------
Telecommunications -- 0.1%
    47,154            Celcaribe SA                                                             117,885
------------------------------------------------------------------------------------------------------
                      TOTAL COMMON STOCK
                      (Cost -- $79,220)                                                        147,802
======================================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    41

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1999
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

  SHARES                                     SECURITY                                          VALUE
======================================================================================================
PREFERRED STOCK -- 2.1%
Banking -- 0.2%
     5,400            California Fed Preferred Capital Corp.                                  $144,956
     3,500            Chevy Chase Preferred Capital Corp.                                      188,125
------------------------------------------------------------------------------------------------------
                                                                                               333,081
------------------------------------------------------------------------------------------------------
Broadcasting -- 0.5%
       537            Capstar Braodcasting                                                      60,681
       713            Capstar Communications, Payment-in-kind                                   85,917
       800            Chancellor Media                                                          86,000
        10            Paxson Communications(b)                                                  99,331
        23            Paxson Communications, 13.250% Payment-in-kind                           196,733
       234            Spanish Broadcasting Systems Inc.                                        250,380
         5            Spanish Broadcasting Systems Inc., Payment-in-kind(b)                      5,350
       211            Viatel Inc., Payment-in-kind                                              51,811
------------------------------------------------------------------------------------------------------
                                                                                               836,203
------------------------------------------------------------------------------------------------------
Electric -- 0.0%
     1,801            Public Service Co.                                                        47,726
------------------------------------------------------------------------------------------------------
Environment -- 0.0%
    18,621            TCR Holding Inc.                                                           1,173
------------------------------------------------------------------------------------------------------
Foods -- 0.0%
     1,328            AmeriKing Inc., Sr. Preferred Exchangeable, Payment-in-kind               33,864
       147            Nebco Evans Holdings Co.                                                   5,439
------------------------------------------------------------------------------------------------------
                                                                                                39,303
------------------------------------------------------------------------------------------------------
Gas & Oil Exploration -- 0.1%
     1,500            R&B Falcon Corp.                                                         157,125
------------------------------------------------------------------------------------------------------
Health Care -- 0.1%
       800            Fresenius Medical Care                                                    82,800
------------------------------------------------------------------------------------------------------
Media - Cable -- 0.4%
     2,785            Citadel Broadcasting                                                     320,319
     2,712            CSC Holdings Inc., Payment-in-kind                                       318,591
------------------------------------------------------------------------------------------------------
                                                                                               638,910
------------------------------------------------------------------------------------------------------
Miscellaneous -- 0.0%
        19            Anvil Holdings Inc.                                                          423
------------------------------------------------------------------------------------------------------
Telecommunications -- 0.8%
       760            Cocentric Network, Payment-in-kind                                        86,450
       149            Dobson Communications, Payment-in-kind                                   142,716
     5,760            Global Telesystems Inc.(b)                                               321,120
       262            Intermedia Communications, Inc., Payment-in-kind                         285,656
       165            IXC Communications Inc., Payment-in-kind                                 161,906
       900            Nextel Communications, Payment-in-kind                                    90,000

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
42                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1999
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

  SHARES                                     SECURITY                                          VALUE
======================================================================================================
Telecommunications -- 0.8% (continued)
     1,070            Nextel Communications, Series E                                       $  115,025
     2,512            Nextlink Communications, Payment-in-kind                                 128,112
------------------------------------------------------------------------------------------------------
                                                                                             1,330,985
------------------------------------------------------------------------------------------------------
                      TOTAL PREFERRED STOCK
                      (Cost -- $3,300,780)                                                   3,467,729
======================================================================================================
WARRANTS(d) -- 0.4%
Broadcasting -- 0.0%
       320            Paxson Communications Corp., Expire 6/30/03                                    3
        75            Spanish Broadcasting Systems Inc., Expire 6/30/99(b)                      15,375
------------------------------------------------------------------------------------------------------
                                                                                                15,378
------------------------------------------------------------------------------------------------------
Chemicals -- 0.0%
        40            Sterling Chemicals Holdings Inc., Expire 8/15/08                             800
------------------------------------------------------------------------------------------------------
Gas & Oil Exploration -- 0.0%
       135            Transamerican Refining Co., Expire 6/30/03(b)                                 --
------------------------------------------------------------------------------------------------------
Media - Cable -- 0.0%
     1,440            Diva Systems Corp., Expire 3/1/08(b)                                      18,720
       275            UIH Australia Pacific Inc., Expire 5/15/06                                   275
       300            Wireless One Inc., Expire 10/15/03                                            75
------------------------------------------------------------------------------------------------------
                                                                                                19,070
------------------------------------------------------------------------------------------------------
Medical Products -- 0.0%
       110            Mediq, Inc., Expire 6/1/09(b)                                              9,570
------------------------------------------------------------------------------------------------------
Miscellaneous -- 0.0%
        85            Club Regina Resorts Inc., Expire 12/1/04                                      85
     1,215            Consorcio Ecuatoriano, Expire 10/1/00(b)                                     122
     2,850            DTI Holdings Inc., Expire 3/1/08(b)                                           29
       100            Epic Resorts, Expire 6/15/05(b)                                                1
       125            McCaw International Ltd., Expire 4/15/07                                     313
       860            Mexico, Expire 2/18/00                                                    44,720
       110            Orbital Imaging Corp., Expire 3/1/05(b)                                    4,455
       221            President Riverboat Inc., Expire 9/30/99(b)                                    7
        80            Telehub Co., Expire 7/31/05(b)                                               400
------------------------------------------------------------------------------------------------------
                                                                                                50,132
------------------------------------------------------------------------------------------------------
Technology -- 0.2%
     1,080            Rhythms Netconnections, Expire 5/15/08(b)                                242,125
------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    43

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1999
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

  SHARES                                     SECURITY                                          VALUE
======================================================================================================
Telecommunications -- 0.2%
       481            Allegiance Telecom Inc., Expire 2/3/08                               $    22,126
       160            American Mobile Satellite Inc., Expire 4/1/08                              4,800
        90            Bestel, Expire 5/15/05                                                        90
        90            Birch Telecommunications, Inc., Expire 6/15/08(b)                            450
        51            Cellnet Data System, Expire 10/1/07                                          637
        65            COLT Telecom Group PLC, Expire 12/31/06                                   37,700
       120            Covad Communications Group, Expire 3/15/08(b)                            155,040
        65            ESAT Inc., Expire 2/1/07                                                   4,810
       400            Firstworld Communications, Expire 4/15/08(b)                               4,000
        40            Globalstar Telecommunications, Expire 2/15/04                              2,200
       395            Hyperion Communications Inc., Expire 4/1/01(b)                            27,650
       495            Intelcom Group Inc., Expire 9/15/05(b)                                    10,147
       110            Interact Systems Inc., Expire 8/1/03(b)                                        1
       125            Intermedia Communications Inc., Expire 6/1/00(b)                          13,375
        45            International Wireless Inc., Expire 8/15/01(b)                                 1
       250            KMC Telecom Holdings Inc., Expire 1/31/08(b)                                 750
       215            Knology Holdings, Inc., Expire 10/15/27(b)                                   430
        70            Long Distance International Corp., Expire 4/13/08(b)                         175
       110            Loral Orion Inc., Expire 1/31/07                                           1,320
        35            MGC Communications Inc., Expire 10/1/04(b)                                 5,320
        50            Onepoint Communications Inc., Expire 6/1/08(b)                                50
        40            Paging Network Brasi Inc., Expire 6/6/05(b)                                   --
       350            Pathnet, Inc., Expire 4/15/08(b)                                           3,500
       170            Startec Global, Expire 5/15/08(b)                                            170
       150            Versatal Telecom Inc., Expire 5/15/08(b)                                  10,500
------------------------------------------------------------------------------------------------------
                                                                                               305,242
------------------------------------------------------------------------------------------------------
                      TOTAL WARRANTS
                      (Cost -- $205,950)                                                       642,317
======================================================================================================
                      TOTAL HIGH YIELD SECTOR
                      (Cost -- $80,316,225)                                                 77,370,251
======================================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
44                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1999
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
  AMOUNT+                                    SECURITY                                          VALUE
======================================================================================================
FOREIGN BONDS -- 18.5%
Argentina -- 1.1%
 1,790,000(USD)       Republic of Argentina, 11.750% due 4/7/09                             $1,854,440
------------------------------------------------------------------------------------------------------
Brazil -- 2.4%
 1,285,000(USD)       Brazil Discount ZL, 6.125% due 4/15/24                                   853,721
 4,452,376(USD)       Brazil C, Bonds, 8.000% due 4/15/14                                    3,088,836
------------------------------------------------------------------------------------------------------
                                                                                             3,942,557
------------------------------------------------------------------------------------------------------
Bulgaria -- 1.3%
 1,780,000(USD)       Bulgaria Discount, 6.688% due 7/28/24                                  1,223,750
 1,495,000(USD)       Bulgaria Floating Rate Bond, 2.500% due 7/28/12                          911,015
------------------------------------------------------------------------------------------------------
                                                                                             2,134,765
------------------------------------------------------------------------------------------------------
Canada -- 0.7%
 1,425,000            Canada Government, 7.250% due 6/1/07(e)                                1,108,159
------------------------------------------------------------------------------------------------------
Colombia -- 0.1%
   115,000(USD)       Republic of Colombia, Unsubordinated Notes,
                        8.625% due 4/1/08                                                      104,938
------------------------------------------------------------------------------------------------------
Denmark -- 0.6%
 6,900,000            Realkredit, 7.000% due 10/1/29(e)                                      1,004,701
------------------------------------------------------------------------------------------------------
France -- 1.0%
                      French Oat:
   795,758(ECU)         5.500% due 3/12/02(e)                                                  942,941
   476,555(ECU)         6.000% due 10/25/25(e)                                                 584,614
                      Ivory Coast:
   800,000              Floating Rate Bond, 2.000% due 3/31/18(b)                               30,966
   800,000              PDI, 2.000% due 3/31/18                                                 36,127
------------------------------------------------------------------------------------------------------
                                                                                             1,594,648
------------------------------------------------------------------------------------------------------
Germany -- 0.4%
   439,711(ECU)       Deutschland Republic, 6.500% due 7/4/27(e)                               582,308
------------------------------------------------------------------------------------------------------
Italy -- 0.3%
   294,380(ECU)       BTPS, 7.250% due 11/1/26(e)                                              411,742
------------------------------------------------------------------------------------------------------
Mexico -- 3.2%
                      Mexico Par B:
   311,999(USD)         6.250% due 12/31/19                                                    248,624
 5,375,000(USD)         6.250% due 12/31/19                                                  4,283,213
   595,000(USD)       United Mexican States, 9.750% due 4/6/05                                 621,775
------------------------------------------------------------------------------------------------------
                                                                                             5,153,612
------------------------------------------------------------------------------------------------------
Netherlands -- 0.3%
   487,813(ECU)       Netherlands Government, 5.500% due 1/15/28(e)                            563,867
------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    45

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1999
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
  AMOUNT+                                    SECURITY                                          VALUE
======================================================================================================
Spain -- 0.3%
   368,841(ECU)       Spanish Government, 6.000% due 1/31/29(e)                           $    448,843
------------------------------------------------------------------------------------------------------
Sweden -- 0.6%
                      Sweden Government:
 3,200,000              6.000% due 2/9/05(e)                                                   426,886
 3,600,000              6.750% due 5/5/14(e)                                                   528,363
------------------------------------------------------------------------------------------------------
                                                                                               955,249
------------------------------------------------------------------------------------------------------
United Kingdom -- 5.7%
                      United Kingdom Treasury:
 4,075,000              8.000% due 12/7/00(e)                                                6,853,121
 1,265,000              9.750% due 8/27/02(e)                                                2,325,589
------------------------------------------------------------------------------------------------------
                                                                                             9,178,710
------------------------------------------------------------------------------------------------------
Venezuela -- 0.5%
 1,160,000(USD)       Venezuela Par A, 6.750% due 3/31/20                                      855,500
------------------------------------------------------------------------------------------------------
                      TOTAL FOREIGN BONDS
                      (Cost -- $30,822,276)                                                  29,894,039
======================================================================================================
REPURCHASE AGREEMENT -- 3.9%
$6,351,000            J.P. Morgan Securities, Inc., 4.860% due 5/3/99;
                      Proceeds at maturity -- $6,353,570; (Fully collateralized
                      by U.S. Treasury Bonds, 8.875% due 2/15/19;
                      Market value -- $6,401,020) (Cost -- $6,351,000)                       6,351,000
======================================================================================================
                      TOTAL INVESTMENTS -- 100%
                      (Cost -- $166,375,813**)                                            $161,832,878
======================================================================================================

(a) All ratings are by Standard & Poor's Ratings Service, except that those identified by an asterisk (*) are rated by Moody's Investors Service, Inc.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(c)   Security has been issued with attached warrants.
(d)   Non-income producing security.
(e)   Security is segregated for forward exchange contracts.
+     Face amount denominated in local currency unless otherwise indicated.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      Currency abbreviations used in schedule:
      ----------------------------------------
      ECU -- European Currency Unit
      USD -- U.S. Dollar

      See page 47 for definitions of ratings.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
46                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA  -- Bonds rated "AAA" have the highest rating assigned by Standard & Poor's.
        Capacity to pay interest and repay principal is extremely strong.
AA   -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A    -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB  -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB,  -- Bonds rated "BB", "B", "CCC", and "CC" are regarded, on balance, as
B,      predominantly speculative with respect to capacity to pay interest and
CCC,    repay principal in accordance with the terms of the obligation.
and     "BB" represents the lowest degree of speculation and "CC" the highest
CC degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Ca", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa  -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa   -- Bonds rated "Aa" are judged to be of high quality by all standards.
        Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A    -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade which suggest a susceptibility to impairment some time in the future.
Baa  -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba   -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B    -- Bonds rated "B" generally lack characteristics of desirable investments.
        Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa  -- Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.
Ca   -- Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
NR   -- Indicates that the bond is not rated by Standard & Poor's or Moody's.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    47

--------------------------------------------------------------------------------
Statements of Assets and Liabilities (unaudited)                  April 30, 1999
--------------------------------------------------------------------------------

                                                                     Putnam
                                                  Smith Barney     Diversified
                                                  High Income        Income
                                                   Portfolio        Portfolio
================================================================================
ASSETS:
  Investments, at value (Cost -- $196,704,721    $ 192,356,870    $ 161,832,878
    and $166,375,813, respectively)
  Dividends and interest receivable                  3,992,172        2,871,271
  Receivable for securities sold                     1,721,584          809,532
  Receivable for open forward foreign currency
    contracts (Note 5)                                 163,082          661,962
  Receivable for closed forward foreign
    currency contracts                                      --            6,902
  Receivable from broker                                    --            8,125
--------------------------------------------------------------------------------
  Total Assets                                     198,233,708      166,190,670
--------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                   1,756,491            4,906
  Management fees payable                              250,958           99,593
  Payable to bank                                       19,808           13,108
  Payable for open forward foreign currency
    contracts (Note 5)                                   3,514          554,486
  Payable for closed forward foreign
    currency contracts                                      --           40,222
  Accrued expenses                                      49,720           87,352
--------------------------------------------------------------------------------
  Total Liabilities                                  2,080,491          799,667
--------------------------------------------------------------------------------
Total Net Assets                                 $ 196,153,217    $ 165,391,003
================================================================================
NET ASSETS:
  Par value of capital shares                    $         151    $         135
  Capital paid in excess of par value              184,923,588      157,652,821
  Undistributed net investment income               22,547,922       15,426,388
  Accumulated net realized loss from
    security transactions, foreign
    currencies and futures contracts                (7,120,032)      (3,248,936)
  Net unrealized depreciation of investments,
    foreign currencies and futures contracts        (4,198,412)      (4,439,405)
--------------------------------------------------------------------------------
  Total Net Assets                               $ 196,153,217    $ 165,391,003
================================================================================
  Shares Outstanding                                15,083,954       13,543,587
--------------------------------------------------------------------------------
  Net Asset Value                                       $13.00           $12.21
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
48                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Operations (unaudited)                              April 30, 1999
--------------------------------------------------------------------------------

                                                                     Putnam
                                                   Smith Barney    Diversified
                                                   High Income       Income
                                                    Portfolio       Portfolio
================================================================================
INVESTMENT INCOME:
  Interest                                         $  9,191,768    $  6,669,178
  Dividends                                              46,034         180,061
--------------------------------------------------------------------------------
  Total Investment Income                             9,237,802       6,849,239
--------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 2)                              544,790         609,924
  Shareholder communications                             15,373          14,959
  Audit and legal                                        12,561          11,468
  Custody                                                 5,915          29,917
  Directors' fees                                         4,009           3,840
  Shareholder and system servicing fees                   3,957           3,491
  Pricing service fees                                       --          22,439
  Other                                                  10,437           7,878
--------------------------------------------------------------------------------
  Total Expenses                                        597,042         703,916
--------------------------------------------------------------------------------
Net Investment Income                                 8,640,760       6,145,323
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FOREIGN CURRENCIES AND
FUTURES CONTRACTS (NOTE 3, 5 AND 7):
  Realized Gain (Loss) From:
    Security transactions (excluding
      short-term securities)                         (3,893,147)     (1,442,892)
    Foreign currency transactions                       (40,988)        472,150
    Futures contracts                                        --          64,500
--------------------------------------------------------------------------------
  Net Realized Loss                                  (3,934,135)       (906,242)
--------------------------------------------------------------------------------
  Change in Net Unrealized Depreciation
    of Investments,
  Foreign Currencies and Futures Contracts:
    Beginning of period                             (14,005,924)     (6,152,634)
    End of period                                    (4,198,412)     (4,439,405)
--------------------------------------------------------------------------------
  Decrease in Net Unrealized Depreciation             9,807,512       1,713,229
--------------------------------------------------------------------------------
Net Gain on Investments,
  Foreign Currencies and Futures Contracts            5,873,377         806,987
--------------------------------------------------------------------------------
Increase in Net Assets From Operations             $ 14,514,137    $  6,952,310
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    49

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Six Months Ended April 30, 1999 (unaudited) and the Year Ended October 31, 1998

Smith Barney High Income Portfolio                   1999              1998
================================================================================
OPERATIONS:
  Net investment income                         $   8,640,760     $  13,970,601
  Net realized loss                                (3,934,135)       (3,248,398)
  (Increase) decrease in net unrealized
    depreciation                                    9,807,512       (17,723,769)
--------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets
    From Operations                                14,514,137        (7,001,566)
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                    --        (8,703,060)
  Net realized gains                                       --        (2,002,944)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                          --       (10,706,004)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
  Net proceeds from sale of shares                 26,873,497        49,965,742
  Net asset value of shares issued
    for reinvestment of dividends                          --        10,706,004
  Cost of shares reacquired                        (5,493,045)       (6,431,646)
--------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                        21,380,452        54,240,100
--------------------------------------------------------------------------------
Increase in Net Assets                             35,894,589        36,532,530

NET ASSETS:
  Beginning of period                             160,258,628       123,726,098
--------------------------------------------------------------------------------
  End of period*                                $ 196,153,217     $ 160,258,628
================================================================================
* Includes undistributed net
    investment income of:                       $  22,547,922     $  13,909,654
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
50                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

For the Six Months Ended April 30, 1999 (unaudited) and the Year Ended October 31, 1998

Putnam Diversified Income Portfolio                  1999              1998
================================================================================

OPERATIONS:
  Net investment income                         $   6,145,323     $  10,863,964
  Net realized loss                                  (906,242)       (3,980,162)
  (Increase) decrease in net unrealized
    depreciation                                    1,713,229        (8,769,072)
--------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets
    From Operations                                 6,952,310        (1,885,270)
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                    --        (5,006,574)
  Net realized gains                                       --        (1,644,355)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                          --        (6,650,929)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
  Net proceeds from sale of shares                 10,049,405        41,078,403
  Net asset value of shares issued
    for reinvestment of dividends                          --         6,650,929
  Cost of shares reacquired                        (8,505,327)       (3,899,578)
--------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                         1,544,078        43,829,754
--------------------------------------------------------------------------------
Increase in Net Assets                              8,496,388        35,293,555

NET ASSETS:
  Beginning of period                             156,894,615       121,601,060
--------------------------------------------------------------------------------
  End of period*                                $ 165,391,003     $ 156,894,615
================================================================================
* Includes undistributed net
    investment income of:                       $  15,426,388     $   9,261,510
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    51

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney High Income and Putnam Diversified Income Portfolios ("Portfolio(s)") are separate investment portfolios of the Travelers Series Fund Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these Portfolios and eleven other separate investment portfolios: AIM Capital Appreciation, Alliance Growth, Van Kampen American Capital Enterprise, Smith Barney Large Cap Value, Smith Barney International Equity, Smith Barney Pacific Basin, Travelers Managed Income (formerly known as TBC Managed Income), GT Global Strategic Income, MFS Total Return, Smith Barney Money Market and Smith Barney Large Capitalization Growth Portfolios. Shares of the Fund are offered only to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate semi-annual reports.

The significant accounting policies consistently followed by the Portfolios are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government agencies and obligations are valued at the mean between the bid and ask prices; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence;
(f) interest income, adjusted for accretion of original issue discount, is recorded on an accrual basis; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 1998, reclassifications were made to the Portfolios' capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income


--------------------------------------------------------------------------------
52                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (k) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, Putnam Diversified Income and Smith Barney High Income Portfolios may enter into foreign currency exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled or closed.

2. Management Agreement and Transactions with Affiliated Persons

SSBC Fund Management Corp. ("SSBC"), formerly known as Mutual Management Corp., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as the investment manager of the Smith Barney High Income Portfolio ("SBHI"). SBHI pays SSBC a management fee calculated at an annual rate of 0.60% of the average daily net assets of the Portfolio. In addition, Travelers Investment Adviser, Inc. ("TIA"), an affiliate of SSBC, acts as the investment manager of the Putnam Diversified Income Portfolio ("PDIP"). PDIP pays TIA a management fee calculated at an annual rate of 0.75% of the average daily net assets of the Portfolio. These fees are calculated daily and paid monthly.

TIA has entered into a sub-advisory agreement with Putnam Investment Management, Inc. ("PIM"). Pursuant to the sub-advisory agreement, PIM is responsible for the day-to-day portfolio operations and investment decisions for PDIP and is compensated for such service at the annual rate of 0.35% of the average daily net assets of PDIP. This fee is calculated daily and paid monthly.

TIA has entered into a Sub-Administrative Services Agreement with SSBC. TIA pays SSBC, as sub-administrator, a fee calculated at an annual rate of 0.10% of the average daily net assets of PDIP.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the primary broker for its portfolio agency transactions. During the six months ended April 30, 1999, SSB did not receive any brokerage commissions.

All officers and one Director of the Fund are employees of SSB.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    53

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

3. Investments

During the six months ended April 30, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                       SBHI            PDIP
================================================================================
Purchases                                         $ 79,701,742     $100,055,643
--------------------------------------------------------------------------------
Sales                                               56,564,500       87,647,692
================================================================================

At April 30, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                       SBHI            PDIP
================================================================================
Gross unrealized appreciation                     $  5,986,493     $  3,074,082
Gross unrealized depreciation                      (10,334,344)      (7,612,209)
--------------------------------------------------------------------------------
Net unrealized depreciation                       $ (4,347,851)    $ (4,538,127)
================================================================================

4. Option Contracts

Premiums paid when put or call options are purchased by the Portfolios, represent investments, which are marked-to-market daily and are included in the schedules of investments. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into closing sales transaction, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or lesser than the premium paid for the option. When the Portfolios exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

At April 30, 1999, there were no open purchased call options.

When the Portfolios write a covered call or put option, an amount equal to the premium received by the Portfolios is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolios realize a gain. When the Portfolios enter into a closing purchase transaction, the Portfolios realize a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is


--------------------------------------------------------------------------------
54                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolios purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Portfolios enter into options for hedging purposes. The risk in writing a covered call option is that the Portfolios give up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolios are exposed to the risk of loss if the market price of the underlying security declines.

There were no open covered call option written contracts as of April 30, 1999.

5. Foreign Currency Exchange Contracts

At April 30, 1999, the Portfolios had open foreign currency exchange contracts as described below. The Portfolios record realized gains or losses at the time the forward contract is offset by entry into a closing transaction or settlement of the contract. The Portfolios bear the market risk that arises from changes in foreign currency exchange rates. The unrealized gain or loss on the contracts is reflected in the accompanying financial statements as follows:

Smith Barney High Income Portfolio

                                    Local      Market    Settlement  Unrealized
Foreign Currency                  Currency     Value        Date     Gain (Loss)
================================================================================
To Sell:
   British Pound                   131,583   $  211,556    9/22/99   $  2,908
   British Pound                 1,785,840    2,871,217    9/22/99     39,469
   British Pound                   219,550      352,986    9/22/99      4,852
   British Pound                   243,944      392,206    9/22/99     (1,334)
   British Pound                   487,875      784,390    9/22/99     (2,180)
   European Currency Unit          640,631      679,651    6/10/99     21,200
   German Mark                     334,771      181,583    6/10/99      5,597
   German Mark                   3,362,734    1,823,981    6/10/99     56,217
   German Mark                     636,415      345,198    6/10/99     10,639
   German Mark                   1,327,958      720,298    6/10/99     22,200
--------------------------------------------------------------------------------
Net Unrealized Gain on Open
   Forward Foreign Currency
   Contracts                                                         $159,568
================================================================================


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    55

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

Putnam Diversified Income Portfolio

                                Local        Market     Settlement   Unrealized
Foreign Currency              Currency       Value         Date      Gain (Loss)
================================================================================
To Buy:
   Australian Dollar             23,519   $    15,591     6/16/99     $   1,057
   Australian Dollar          1,131,100       749,799     6/16/99        30,307
   Euro Dollar                2,900,300     3,078,239     6/16/99      (104,173)
   Euro Dollar                2,952,700     3,133,854     6/16/99      (106,144)
   Euro Dollar                4,366,700     4,634,605     6/16/99      (144,050)
   Euro Dollar                  618,500       656,446     6/16/99        (7,730)
   Japanese Yen             143,014,165     1,205,815     6/16/99        32,413
   Japanese Yen             381,769,000     3,218,861     6/16/99        87,040
   Swedish Krona              6,056,032       721,862     6/16/99       (18,666)
   Swedish Krona              5,234,800       623,973     6/16/99       (23,690)
--------------------------------------------------------------------------------
                                                                       (253,636)
--------------------------------------------------------------------------------
To Sell:
   British Pound             (5,871,400)   (9,448,926)    6/16/99         4,028
   Canadian Dollar           (1,672,100)   (1,148,446)    6/16/99       (50,782)
   Danish Krone              (1,577,447)     (225,306)    6/16/99         1,861
   Euro Dollar                 (100,300)     (106,454)    6/16/99         3,576
   Euro Dollar               (2,197,500)   (2,332,321)    6/16/99        78,337
   Euro Dollar               (5,568,500)   (5,910,138)    6/16/99       204,632
   Euro Dollar               (4,243,700)   (4,504,059)    6/16/99       147,121
   Euro Dollar               (1,460,700)   (1,550,317)    6/16/99        48,755
   Euro Dollar                 (653,400)     (693,487)    6/16/99        22,835
   Japanese Yen             (23,951,400)     (201,945)    6/16/99        (5,622)
   Japanese Yen              (8,903,800)      (75,072)    6/16/99        (2,024)
   Japanese Yen            (167,737,128)   (1,414,265)    6/16/99       (39,370)
   Japanese Yen            (111,586,497)     (940,834)    6/16/99       (26,191)
   Japanese Yen             (21,037,485)     (177,376)    6/16/99        (4,912)
   Japanese Yen             (88,365,850)     (745,051)    6/16/99       (21,132)
--------------------------------------------------------------------------------
                                                                        361,112
--------------------------------------------------------------------------------
Total Unrealized Gain
   on Forward Foreign
   Currency Contracts                                                 $ 107,476
================================================================================

6. Repurchase Agreements

The Portfolios purchase (and their custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.


--------------------------------------------------------------------------------
56                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

7. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. The Portfolios enter into such contracts to hedge a portion of their portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At April 30, 1999, the PDIP had the following open futures contracts:

                                                                          Net
                             # of                  Basis     Market   Unrealized
Contracts to Sell          Contracts  Expiration   Value      Value      Gain
================================================================================
U.S. Treasury Long Bond        4         6/99    $490,357   $480,750    $9,607
================================================================================

8. Lending of Portfolio Securities

The Portfolios have an agreement with their custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary between 2% and 5% depending on the type of securities loaned. The custodian establishes and maintains the collateral in segregated accounts. The Portfolios maintain exposure for the risk of any losses in the investment of amounts received as collateral.

At April 30, 1999, the Portfolios had no securities on loan.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    57

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

9. Securities Traded on a When-Issued or To-Be-Announced Basis

PDIP may trade securities on a when-issued basis or on a to-be-announced ("TBA") basis.

In a when-issued transaction the securities are purchased or sold by the Portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction. Purchasing such securities involves the risk of loss if the value of the securities declines prior to settlement.

In a TBA transaction, the Portfolio commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

At April 30, 1999, the Portfolios did not hold any TBA securities.

10. Capital Loss Carryforwards

At October 31, 1998, the Smith Barney High Income Portfolio and the Putnam Diversified Income Portfolio had, for Federal income tax purposes, approximately $3,001,000 and $2,321,000, respectively, of capital loss carryforwards available to offset future realized gains before expiration in 2006. To the extent that these carryforward losses are used to offset gains, it is probable that the gains so offset will not be distributed.


--------------------------------------------------------------------------------
58                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

11. Capital Shares

At April 30, 1999, the Fund had six billion shares of $0.00001 par value capital stock authorized. Each share of a Portfolio represents an equal proportionate interest in that Portfolio with each share of the same Portfolio and has an equal entitlement to any dividends and distributions made by the Portfolio.

Transactions in shares of each Portfolio were as follows:

                                          Six Months Ended       Year Ended
                                           April 30, 1999     October 31, 1998
================================================================================
Smith Barney High Income Portfolio
Shares sold                                  2,123,140           3,735,587
Shares issued on reinvestment                       --             816,629
Shares reacquired                             (431,573)           (497,339)
--------------------------------------------------------------------------------
Net Increase                                 1,691,567           4,054,877
================================================================================
Putnam Diversified Income Portfolio
Shares sold                                    838,684           3,309,769
Shares issued on reinvestment                       --             543,375
Shares reacquired                             (707,821)           (321,876)
--------------------------------------------------------------------------------
Net Increase                                   130,863           3,531,268
================================================================================


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    59

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each capital stock outstanding throughout each year ended October 31, except where noted:

Smith Barney
High Income Portfolio        1999(1)   1998(2)    1997      1996     1995    1994(3)
======================================================================================
Net Asset Value,
  Beginning of Period        $11.97    $13.25    $12.09    $11.26   $10.07   $10.00
--------------------------------------------------------------------------------------
Income (Loss)
From Operations:
  Net investment income(4)     0.46      1.21      0.88      1.14     0.93     0.29
  Net realized and
   unrealized gain (loss)      0.57     (1.58)     1.00      0.19     0.48    (0.22)
--------------------------------------------------------------------------------------
Total Income (Loss)
  From Operations              1.03     (0.37)     1.88      1.33     1.41     0.07
--------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income          --     (0.74)    (0.66)    (0.50)   (0.22)      --
  Net realized gains             --     (0.17)    (0.06)       --       --       --
--------------------------------------------------------------------------------------
Total Distributions              --     (0.91)    (0.72)    (0.50)   (0.22)      --
--------------------------------------------------------------------------------------
Net Asset Value,
  End of Period              $13.00    $11.97    $13.25    $12.09   $11.26   $10.07
--------------------------------------------------------------------------------------
Total Return                   8.60%++  (3.38)%   16.24%    12.17%   14.30%    0.70%++
--------------------------------------------------------------------------------------
Net Assets, End
  of Period (millions)         $196      $160      $124       $66      $20       $3
--------------------------------------------------------------------------------------
Ratios to Average
Net Assets:
  Expenses(4)                  0.66%+    0.67%     0.70%     0.84%    0.70%    0.69%+
  Net investment income        9.50+     9.12      9.36      9.79     9.54     7.55+
--------------------------------------------------------------------------------------
Portfolio Turnover Rate          29%       82%       89%      104%      57%      15%
======================================================================================

(1)   For the six months ended April 30, 1999 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.
(4) The Manager waived all or part of its fees for the year ended October 31, 1995 and the period ended October 31, 1994. In addition, the Manager reimbursed the Portfolio for $17,664 in expenses for the period ended October 31, 1994. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                Expense Ratios
                Net Investment Income        Without Fee Waivers
                 Per Share Decreases           and Reimbursement
                ---------------------        --------------------
                  1995       1994               1995      1994
                  ----       ----               ----      ----
                  $0.04      $0.07              1.07%    2.60%+

++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
60                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended October 31, except where noted:

Putnam Diversified
Income Portfolio             1999(1)    1998      1997     1996(2)   1995    1994(3)
======================================================================================
Net Asset Value,
  Beginning of Period        $11.70    $12.31    $11.99    $11.46   $10.18   $10.00
--------------------------------------------------------------------------------------
Income (Loss)
From Operations:
  Net investment income(4)     0.45      0.57      0.67      0.78     0.79     0.23
  Net realized and
   unrealized gain (loss)      0.06     (0.62)     0.30      0.27     0.58    (0.05)
--------------------------------------------------------------------------------------
Total Income (Loss)
  From Operations              0.51     (0.05)     0.97      1.05     1.37     0.18
--------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income          --     (0.42)    (0.56)    (0.39)   (0.09)      --
  Net realized gains             --     (0.14)    (0.09)    (0.13)      --       --
--------------------------------------------------------------------------------------
Total Distributions              --     (0.56)    (0.65)    (0.52)   (0.09)      --
--------------------------------------------------------------------------------------
Net Asset Value,
  End of Period              $12.21    $11.70    $12.31    $11.99   $11.46   $10.18
--------------------------------------------------------------------------------------
Total Return                   4.36%++  (0.65)%    8.44%     9.43%   13.55%    1.80%++
--------------------------------------------------------------------------------------
Net Assets, End
  of Period (millions)         $165      $157      $122       $81      $32       $7
--------------------------------------------------------------------------------------
Ratios to Average
Net Assets:
  Expenses(4)                  0.87%+    0.87%     0.88%     0.96%    0.97%    0.98%+
  Net investment income        7.55+     7.48      6.99      7.57     7.53     6.14+
--------------------------------------------------------------------------------------
Portfolio Turnover Rate          56%      191%      253%      255%     276%      20%
======================================================================================

(1)   For the six months ended April 30, 1999 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.
(4) The Manager waived all or part of its fees for the year ended October 31, 1995 and the period ended October 31, 1994. In addition, the Manager reimbursed the Portfolio for $19,028 in expenses for the period ended October 31, 1994. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                              Expense Ratios
              Net Investment Income         Without Fee Waivers
               Per Share Decreases           and Reimbursement
              ---------------------         -------------------
                1995      1994                 1995      1994
                ----      ----                 ----      ----
                $0.04     $0.07                1.31%    2.92%+

++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    61

                                                            SALOMON SMITH BARNEY
                                                     ---------------------------
                                                     A member of citigroup[LOGO]

Directors

Victor K. Atkins
A.E. Cohen
Robert A. Frankel
Rainer Greeven
Susan M. Heilbron
Heath B. McLendon, Chairman

Officers

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

John C. Bianchi
Vice President

Paul A. Brook
Controller

Christina T. Sydor
Secretary

Investment Managers

SSBC Fund Management Inc.
Travelers Investment Adviser, Inc.

Custodian

PNC Bank, N.A.

Annuity Administration

Travelers Annuity Investor Services
5 State House Square
1 Tower Square
Hartford, CT 06183

This report is submitted for the general information of the shareholders of Travelers Series Fund Inc. -- Smith Barney High Income and Putnam Diversified Income Portfolios. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Portfolios, which contains information concerning the Portfolios' investment policies and expenses as well as other pertinent information.

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

Travelers Series Fund Inc.

388 Greenwich Street
New York, New York 10013

IN0805 6/998